UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N‑CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-21318
Name of Fund: BlackRock Corporate High Yield Fund, Inc. (HYT)
Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Corporate High Yield Fund, Inc., 50 Hudson Yards, New York, NY 10001
Registrant’s telephone number, including area code: (800) 882‑0052, Option 4
Date of fiscal year end: 12/31/2026
Date of reporting period: 06/30/2026

Item 1 – Reports to Stockholders
(a) The Reports to Shareholders are attached herewith.

June 30, 2026
2026 Semi-Annual Report (Unaudited)

BlackRock Core Bond Trust (BHK)
BlackRock Corporate High Yield Fund, Inc. (HYT)
BlackRock Credit Allocation Income Trust (BTZ)
BlackRock Floating Rate Income Trust (BGT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information (unaudited)

Section 19(a) Notices
BlackRock Core Bond Trust’s (BHK), BlackRock Corporate High Yield Fund, Inc.’s (HYT), BlackRock Credit Allocation Income Trust’s (BTZ) and BlackRock Floating Rate Income Trust’s (BGT) (collectively the “Trusts”, or individually a “Trust”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.
June 30, 2026
	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital (a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BHK	$ 0.266864	$ —	$ —	$ 0.180736	$ 0.447600	60%	— %	— %	40%	100%
HYT	0.313824	—	—	0.153576	0.467400	67	—	—	33	100
BTZ	0.339708	—	—	0.163692	0.503400	67	—	—	33	100
BGT	0.353268	—	—	0.368412	0.721680	49	—	—	51	100

(a)
Each Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.
Managed Distribution Plan
The Trusts, each with the approval of its Board of Trustees or Board of Directors, as applicable (the “Board”), has adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis:
Trust Name	Amount Per Common Share
BHK	$ 0.074600
HYT	0.077900
BTZ	0.083900
BGT	0.120280
The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Each Trust is currently not relying on any exemptive relief from Section 19(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under its Plan, a Trust will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, a Trust will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, a Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the 1940 Act.
Shareholders should not draw any conclusions about a Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.
Each Trust’s Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. Each Trust is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.  Please refer to BHK’s, HYT’s and BGT’s prospectus for a more complete description of a Trust’s risks.

2026 BlackRock Semi-Annual Report to Shareholders

Table of Contents

The Benefits and Risks of Leveraging
The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.
Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.
Derivative Financial Instruments
The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Trusts must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

2026 BlackRock Semi-Annual Report to Shareholders

Trust Summary as of June 30, 2026

BlackRock Core Bond Trust (BHK)
Investment Objective
BlackRock Core Bond Trust’s (BHK) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 75% of its managed assets in bonds that are investment grade quality at the time of investment. Under normal market conditions, the Trust intends to invest its assets primarily in a diversified portfolio of investment grade bonds, which may include, but are not limited to, corporate bonds, U.S. government and agency securities and mortgage-related securities. The Trust may invest up to 25% of its total managed assets in bonds that, at the time of investment, are rated Ba/BB or below by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings ("S&P"), Fitch Ratings (“Fitch”) or another nationally recognized rating agency or bonds that are unrated but judged to be of comparable quality by the investment adviser. The Trust may invest up to 10% of its total managed assets in bonds issued in foreign currencies. The Trust may invest directly in such securities or synthetically through the use of derivatives..
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	BHK
Initial Offering Date	November 27, 2001
Current Distribution Rate on Closing Market Price as of June 30, 2026 ($9.17)(a)	9.76%
Current Monthly Distribution per Common Share(b)	$0.074600
Current Annualized Distribution per Common Share(b)	$0.895200
Leverage as of June 30, 2026(c)	33%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	06/30/26	12/31/25	Change	High	Low
Closing Market Price	$ 9.17	$ 9.59	(4.38)%	$ 9.72	$ 8.72
Net Asset Value	9.60	9.97	(3.71)	10.08	9.42
Performance
Returns for the period ended June 30, 2026 were as follows:
		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	1.03%	4.83%	(2.01)%	2.69%
Trust at Market Price(a)(b)	0.33	3.64	(3.33)	2.84
Bloomberg U.S. Credit Index(c)	0.85	4.34	0.38	2.49
Reference Benchmark(d)	0.99	4.40	(0.15)	2.34
Bloomberg U.S. Long Government/Credit Index(e)	0.77	3.92	(3.84)	0.70
Bloomberg U.S. Intermediate Credit Index(f)	0.73	4.03	1.80	2.71
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index(g)	1.96	5.91	4.17	5.81
Bloomberg CMBS, Eligible for U.S. Aggregate Index(h)	0.77	3.91	1.18	2.30
Bloomberg MBS Index(i)	0.99	5.21	0.50	1.38
Bloomberg ABS Index(j)	1.07	4.01	2.47	2.43

(a)
All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Trust’s use of leverage, if any. The performance tables do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares.

(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that measures the investment grade, USD-denominated, fixed-rate, taxable corporate and government related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.

(d)
The Reference Benchmark is comprised of the Bloomberg U.S. Long Government/Credit Index (40%); Bloomberg Intermediate Credit Index (24%); Bloomberg U.S. Corporate High
Yield 2% Issuer Capped Index (16%); Bloomberg CMBS, Eligible for U.S. Aggregate Index (8%); Bloomberg MBS Index (8%); and Bloomberg ABS Index (4%). The Reference
Benchmark’s index content and weightings may have varied over past periods.

(e)
An unmanaged index that is the long component of the Bloomberg U.S. Government/Credit Index. It tracks USD-denominated, fixed-rate Treasuries, government-related and corporate securities with maturities equal or greater than 10 years.

(f)
An Index that measures the investment grade, USD-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than one year and less than ten years. It is composed of the Bloomberg U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities constrained by maturity.

(g)
An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(h)	An unmanaged index that is the CMBS component of the Bloomberg U.S. Aggregate Index.
Trust Summary

Trust Summary as of June 30, 2026(continued)

BlackRock Core Bond Trust (BHK)
(i)
An index that tracks fixed-rate agency mortgage backed pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), the Federal National
Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac).

(j)	A broad-based flagship benchmark that measures the investment grade, USD-denominated, fixed-rate taxable bond market.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Exposure to U.S. credit sectors including high yield corporate bonds, investment grade corporate bonds and capital securities contributed to the Trust’s performance over the period. Holdings of both agency and non-agency residential mortgage-backed securities (“MBS”) also proved additive.
The Trust’s stance with respect to overall portfolio duration and positioning along the yield curve weighed on return. In addition, the allocation to U.S. Treasuries and the use of Treasury derivatives detracted from performance, along with exposure to floating rate bank loans.
Derivatives are used by the portfolio management team to hedge and/or take outright views on interest rates, credit risk, and/or foreign exchange positions in the portfolio. During the period, derivatives had a negative impact on the Trust’s performance. Private credit exposure was marginal over the period and did not have a material impact on performance.
Describe recent portfolio activity.
The Trust shifted duration (and corresponding interest rate sensitivity) tactically within a range. Duration was held broadly stable before being reduced in the second quarter as stubborn inflation, resilient growth and firm labor market data pushed yields higher with markets pricing in U.S. Federal Reserve rate hikes.
Across spread sectors, high yield corporate bonds remained a core allocation based on incremental income and sound credit fundamentals. Exposure to investment grade corporates was increased on weakness driven by the late-February launch of the U.S.-Iran conflict. This allocation was pared back in the second quarter with proceeds rotated into AAA non-agency MBS with a more favorable risk-adjusted yield profile. The allocation to floating rate bank loans was trimmed in favor of fixed-rate high yield corporates to lock in yield. Agency collateralized mortgage obligations were retained for their attractive income and interest rate risk profile, while emerging markets exposure was held steady. Finally, the allocation to U.S. Treasuries was reduced.
The Trust’s practice of maintaining a speciﬁed level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. Based on current estimates, distributions pursuant to the managed distribution policy during the period resulted in a return of capital.
Describe portfolio positioning at period end.
At period end, the Trust maintained diversified exposure across non-government spread sectors, with the largest allocations to investment grade and high yield corporate bonds, agency and non-agency MBS, and capital securities.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2026 BlackRock Semi-Annual Report to Shareholders

Trust Summary as of June 30, 2026(continued)

BlackRock Core Bond Trust (BHK)
Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION
Investment Type	Percent of Total Investments(a)
Corporate Bonds	46.1%
U.S. Treasury Obligations	19.2
U.S. Government Sponsored Agency Securities	11.6
Non-Agency Mortgage-Backed Securities	8.4
Asset-Backed Securities	5.4
Preferred Securities	4.8
Municipal Bonds	3.2
Foreign Agency Obligations	1.2
Other*	0.1

CREDIT QUALITY ALLOCATION
Credit Rating(b)	Percent of Total Investments(a)
AAA/Aaa(c)	11.9%
AA/Aa	29.9
A	14.7
BBB/Baa	15.5
BB/Ba	13.5
B	7.6
CCC/Caa	1.1
C	— (d)
D	— (d)
N/R	5.8

(a)	Excludes short-term securities.
(b)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and/or U.S. Treasury
Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Rounds to less than 0.1%.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.
Trust Summary

Trust Summary as of June 30, 2026

BlackRock Corporate High Yield Fund, Inc. (HYT)
Investment Objective
BlackRock Corporate High Yield Fund, Inc.’s (HYT) (the “Trust”) primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust seeks to achieve its objectives by investing primarily in a diversified portfolio of fixed income securities which are rated at the time of investment to be below investment grade or, if unrated, are considered by the investment adviser to be of comparable quality. The Trust may invest directly in fixed income securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	HYT
Initial Offering Date	May 30, 2003
Current Distribution Rate on Closing Market Price as of June 30, 2026 ($8.56)(a)	10.92%
Current Monthly Distribution per Common Share(b)	$0.077900
Current Annualized Distribution per Common Share(b)	$0.934800
Leverage as of June 30, 2026(c)	27%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	06/30/26	12/31/25	Change	High	Low
Closing Market Price	$ 8.56	$ 8.90	(3.82)%	$ 9.00	$ 8.25
Net Asset Value	9.20	9.65	(4.66)	9.71	9.07
Performance
Returns for the period ended June 30, 2026 were as follows:
		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	0.58%	5.24%	4.00%	7.19%
Trust at Market Price(a)(b)	1.47	(2.69)	2.46	7.23
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index(c)	1.96	5.91	4.17	5.81

(a)
All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Trust’s use of leverage, if any. The performance tables do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares.

(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
In terms of credit tiers, B and BB rated issues were the leading contributors, respectively. At the sector level, the largest contributions came from media & entertainment and wireline telecommunications. While high yield bonds made the largest contribution to absolute returns due to their sizable portfolio weighting, holdings in term loans contributed, as well. On the other hand, positions in C and D rated debt detracted.
The Trust’s practice of maintaining a speciﬁed level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. Based on current estimates, distributions pursuant to the managed distribution policy during the period resulted in a return of capital.

2026 BlackRock Semi-Annual Report to Shareholders

Trust Summary as of June 30, 2026(continued)

BlackRock Corporate High Yield Fund, Inc. (HYT)
Describe recent portfolio activity.
The Trust increased its allocations to BBs and select investment-grade issues, and it reduced its positions in Bs and CCCs.
The Trust successfully completed a rights offering in January 2026, raising $283 million and providing capital to invest in attractive income opportunities to support the Trust’s monthly distribution rate. As a result of high investor demand, the rights offering was over-subscribed, and the Trust exercised the over-subscription privilege. BlackRock, not the Trust, covered all expenses of the offering and structured the offering to limit NAV dilution to $(0.16) per share or approximately (1.66)% of NAV.
Describe portfolio positioning at period end.
The Trust was overweight in Bs, CCCs, and the investment-grade category, and it was underweight in BBBs. Property & casualty insurance, electric utilities, and wireline telecommunications were among the top sector overweights, while retailers, healthcare, and construction machinery were the largest underweights.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION
Investment Type	Percent of Total Investments(a)
Corporate Bonds	86.1%
Preferred Securities	5.9
Floating Rate Loan Interests	5.6
Other*	2.4

CREDIT QUALITY ALLOCATION
Credit Rating(b)	Percent of Total Investments(a)
A	1.5%
BBB/Baa	4.2
BB/Ba	41.9
B	42.4
CCC/Caa	7.4
N/R	2.6

(a)	Excludes short-term securities.
(b)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.
Trust Summary

Trust Summary as of June 30, 2026

BlackRock Credit Allocation Income Trust (BTZ)
Investment Objective
BlackRock Credit Allocation Income Trust’s (BTZ) (the “Trust”) investment objective is to provide current income, current gains and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	BTZ
Initial Offering Date	December 27, 2006
Current Distribution Rate on Closing Market Price as of June 30, 2026 ($10.22)(a)	9.85%
Current Monthly Distribution per Common Share(b)	$0.083900
Current Annualized Distribution per Common Share(b)	$1.006800
Leverage as of June 30, 2026(c)	30%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	06/30/26	12/31/25	Change	High	Low
Closing Market Price	$ 10.22	$ 10.83	(5.63)%	$ 10.83	$ 9.74
Net Asset Value	10.97	11.36	(3.43)	11.42	10.87
Performance
Returns for the period ended June 30, 2026 were as follows:
		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	1.35%	6.08%	1.95%	5.24%
Trust at Market Price(a)(b)	(0.96)	2.81	0.62	5.58
Reference Benchmark(c)	1.23	5.10	1.83	3.81
Bloomberg U.S. Credit Index(d)	0.85	4.34	0.38	2.49
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index(e)	1.96	5.91	4.17	5.81
Bloomberg USD Capital Securities Index(f)	1.10	5.78	1.93	4.11

(a)
All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Trust’s use of leverage, if any. The performance tables do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares.

(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Reference Benchmark is comprised of the Bloomberg U.S. Credit Index (50.36%), the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (29.93%), and the Bloomberg
USD Capital Securities Index (19.71%).

(d)
An index that measures the investment grade, USD-denominated, fixed-rate, taxable corporate and government related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.

(e)
An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(f)	An unmanaged index that tracks fixed-rate, investment grade capital securities denominated in USD.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

2026 BlackRock Semi-Annual Report to Shareholders

Trust Summary as of June 30, 2026(continued)

BlackRock Credit Allocation Income Trust (BTZ)
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
The Trust benefited from its allocations to higher-income credit sectors, particularly U.S. high yield and investment-grade corporate bonds. Allocations to emerging market bonds, financial preferred securities, collateralized loan obligations (CLOs), and mortgage-backed securities also contributed.
The Trust’s limited exposure to equities was the only meaningful detractor.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. Based on current estimates, distributions to the managed distribution policy during the period resulted in a return of capital.
Describe portfolio positioning at period end.
The Trust was positioned with increased allocations to U.S. investment-grade corporate bonds, securitized assets, and Asia investment-grade bonds. Conversely, the Trust trimmed its allocations to CLOs, capital securities, European investment-grade and high yield corporates, U.S. high yield corporates, emerging markets, and Asia high yield corporates. It increased duration (interest rate sensitivity) over the course of the period, and it reduced overall portfolio risk through changes in sector allocations. The Trust remained focused on income-generating corporate and structured credit investments.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION
Investment Type	Percent of Total Investments(a)
Corporate Bonds	69.3%
U.S. Government Sponsored Agency Securities	9.8
Asset-Backed Securities	6.7
Preferred Securities	5.8
Floating Rate Loan Interests	4.6
Investment Companies	2.2
Foreign Agency Obligations	1.6
Other*	— (b)

CREDIT QUALITY ALLOCATION
Credit Rating(c)	Percent of Total Investments(a)
AAA/Aaa(d)	4.8%
AA/Aa	12.8
A	12.0
BBB/Baa	29.9
BB/Ba	20.4
B	14.2
CCC/Caa	2.3
N/R	3.6

(a)	Excludes short-term securities, short investments and options, if any.
(b)	Rounds to less than 0.1%.
(c)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and/or U.S. Treasury
Obligations to be of similar credit quality as investments rated AAA/Aaa.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.
Trust Summary

Trust Summary as of June 30, 2026

BlackRock Floating Rate Income Trust (BGT)
Investment Objective
BlackRock Floating Rate Income Trust’s (BGT) (the “Trust”) primary investment objective is to provide a high level of current income. The Trust’s secondary investment objective is to seek the preservation of capital to the extent consistent with its primary objective of high current income. The Trust seeks to achieve its investment objectives by investing primarily, under normal market conditions, at least 80% of its assets in floating and variable rate instruments of U.S. and non-U.S. issuers, including a substantial portion of its assets in global floating and variable rate securities including senior secured floating rate loans made to corporate and other business entities. Under normal market conditions, the Trust expects that the average effective duration of its portfolio will be no more than 1.5 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	BGT
Initial Offering Date	August 30, 2004
Current Distribution Rate on Closing Market Price as of June 30, 2026 ($10.66)(a)	13.54%
Current Monthly Distribution per Common Share(b)	$0.120280
Current Annualized Distribution per Common Share(b)	$1.443360
Leverage as of June 30, 2026(c)	18%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	06/30/26	12/31/25	Change	High	Low
Closing Market Price	$ 10.66	$ 11.33	(5.91)%	$ 11.64	$ 10.39
Net Asset Value	11.15	11.84	(5.83)	11.89	11.15
Performance
Returns for the period ended June 30, 2026 were as follows:
		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	0.54%	3.95%	6.32%	6.01%
Trust at Market Price(a)(b)	0.45	(3.40)	6.56	6.41
Morningstar LSTA U.S. Leveraged Loan Index(c)	1.31	4.36	6.01	5.50

(a)
All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Trust’s use of leverage, if any. The performance tables do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares.

(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	A market-value weighted index designed to measure the performance of the U.S. leveraged loan market.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Positions in leveraged loans made the largest contributions to absolute performance. In terms of credit tiers, BBs and Bs were the leading contributors. At the sector level, the largest contributions came from media and entertainment, property & casualty insurance, and diversified manufacturing.
Holdings in the aerospace & defense sector detracted, as did an allocation to CCC rated debt. The use of equity futures to manage risk was also a limited detractor.
The Trust’s practice of maintaining a speciﬁed level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. Based on current estimates, distributions pursuant to the managed distribution policy during the period resulted in a return of capital.

2026 BlackRock Semi-Annual Report to Shareholders

Trust Summary as of June 30, 2026(continued)

BlackRock Floating Rate Income Trust (BGT)
Describe recent portfolio activity.
The Trust increased its allocations to BBB and BB rated issues, and it reduced its position in CCCs. Within the single B category, the Trust trimmed its weightings in B3s and B1s while adding marginally to B2s.
The Trust continued to use liquid, index-based derivatives in the loan and high yield markets to manage its positioning.
Describe portfolio positioning at period end.
The Trust was slightly underweight in securities rated BBB & above, overweight in BBs, and underweight in Bs and CCCs. The leading sector overweights included property & casualty insurance, building materials, and diversified manufacturing. Technology and healthcare were among the most notable underweights.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION
Investment Type	Percent of Total Investments(a)
Floating Rate Loan Interests	89.4%
Investment Companies	8.0
Corporate Bonds	1.8
Other*	0.8

CREDIT QUALITY ALLOCATION
Credit Rating(b)	Percent of Total Investments(a)
AA/Aa	0.1%
A	0.8
BBB/Baa	10.3
BB/Ba	29.1
B	48.6
CCC/Caa	2.7
C	— (c)
N/R	8.4

(a)	Excludes short-term securities.
(b)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Rounds to less than 0.1%.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.
Trust Summary

Schedule of Investments (unaudited)
June 30, 2026
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities
522 Funding CLO Ltd., Series 2017-1A, Class CR, (3-mo. CME Term SOFR + 2.41%), 6.09%, 10/20/34(a)(b)	USD	500	$ 500,633
AB Issuer LLC, Series 2026-1A, Class A2, 6.41%, 04/30/56(b)		67	67,323
Apidos CLO XVIII-R(a)(b)
Series 2018-18A, Class A1R2, (3-mo. CME Term SOFR + 1.33%), 4.99%, 01/22/38		1,295	1,297,133
Series 2018-18A, Class BR2, (3-mo. CME Term SOFR + 1.70%), 5.36%, 01/22/38		777	779,161
Ballyrock CLO Ltd., Series 2024-28A, Class A2, (3- mo. CME Term SOFR + 1.70%), 5.38%, 01/20/38(a)(b)		500	501,349
Birch Grove CLO Ltd.(a)(b)
Series 2021-3A, Class D1R, (3-mo. CME Term SOFR + 2.85%), 6.53%, 01/19/38		250	248,143
Series 2023-6A, Class A1R, (3-mo. CME Term SOFR + 1.38%), 5.06%, 07/20/37		1,500	1,503,185
Buckhorn Park CLO Ltd., Series 2019-1A, Class ARR, (3-mo. CME Term SOFR + 1.07%), 4.75%, 07/18/34(a)(b)		2,500	2,500,273
Canyon Capital CLO Ltd.(a)(b)
Series 2016-1A, Class CR, (3-mo. CME Term SOFR + 2.16%), 5.83%, 07/15/31		250	250,000
Series 2021-2A, Class D, (3-mo. CME Term SOFR + 3.61%), 7.28%, 04/15/34		500	493,628
Carlyle U.S. CLO Ltd.(a)(b)
Series 2026-2A, Class D, (3-mo. CME Term SOFR + 3.15%), 6.81%, 04/20/39		750	755,827
Series 2026-3A, Class D, (3-mo. CME Term SOFR + 3.00%), 6.67%, 04/15/39		255	256,949
CarVal CLO II Ltd., Series 2019-1A, Class AR2, (3- mo. CME Term SOFR + 1.02%), 4.70%, 04/20/32(a)(b)		298	297,525
Cedar Funding XIV CLO Ltd., Series 2021-14A, Class B1R, (3-mo. CME Term SOFR + 1.70%), 5.37%, 10/15/37(a)(b)		500	500,468
CIFC Funding Ltd.(a)(b)
Series 2018-1A, Class A1R, (3-mo. CME Term SOFR + 1.32%), 5.00%, 01/18/38		1,036	1,037,378
Series 2018-1A, Class BR, (3-mo. CME Term SOFR + 1.70%), 5.38%, 01/18/38		1,295	1,299,473
Series 2019-1A, Class D1R2, (3-mo. CME Term SOFR + 3.05%), 6.73%, 10/20/37		500	500,369
Compass Datacenters Issuer III LLC, Series 2025-3A, Class A2, 5.29%, 07/25/50(b)		520	513,033
Concord Music Royalties LLC, Series 2024-1A, Class A, 5.64%, 10/20/74(b)		164	164,444
Consolidated Communications LLC/Fidium Fiber Finance Holdco LLC, Series 2025-4A, Class B, 5.77%, 12/20/55(b)		650	648,951
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 1A, (1 mo. Term SOFR + 0.25%), 3.88%, 01/15/37(a)		599	582,201
Dryden CLO Ltd.(a)(b)
Series 2018-61A, Class DR, (3-mo. CME Term SOFR + 3.36%), 7.04%, 01/17/32		670	670,477
Series 2018-64A, Class D, (3-mo. CME Term SOFR + 2.91%), 6.59%, 04/18/31		1,250	1,249,725
Dryden Senior Loan Fund, Series 2015-37A, Class AR, (3-mo. CME Term SOFR + 1.36%), 5.03%, 01/15/31(a)(b)		15	14,836
Security		Par (000)	Value
Asset-Backed Securities (continued)
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class B, 3.50%, 11/25/50(b)	USD	110	$ 93,194
Elmwood CLO VI Ltd., Series 2020-3A, Class BRR, (3-mo. CME Term SOFR + 1.70%), 5.38%, 07/18/37(a)(b)		250	250,000
Firstlight Issuer LLC, Series 2026-1A, Class A2, 06/20/56(b)(c)		221	221,941
GoodLeap Home Improvement Solutions Trust, Series 2025-3A, Class A, 5.00%, 10/20/49(b)		279	275,435
GreenSky Home Improvement Issuer Trust(b)
Series 2024-2, Class C, 5.55%, 10/27/59		77	77,428
Series 2025-2A, Class A4, 4.89%, 06/25/60		135	134,692
Huntington Bank Auto Credit-Linked Notes, Series 2024-2, Class B1, 5.44%, 10/20/32(b)		356	357,050
Lendmark Funding Trust, Series 2025-2A, Class C, 5.28%, 10/20/34(b)		1,000	994,056
Long Beach Mortgage Loan Trust, Series 2006-8, Class 2A4, (1 mo. Term SOFR + 0.59%), 4.24%, 09/25/36(a)		5,604	1,328,072
Lyra Music Assets Delaware LP, Series 2025-1A, Class A2, 5.60%, 09/20/65(b)		205	205,538
Madison Park Funding LIX Ltd., Series 2021-59A, Class A1R, (3-mo. CME Term SOFR + 1.50%), 5.18%, 04/18/37(a)(b)		1,300	1,303,140
Madison Park Funding XXXVII Ltd., Series 2019-37A, Class BR2, (3-mo. CME Term SOFR + 1.95%), 5.62%, 04/15/37(a)(b)		1,000	1,001,314
Mtp Abs Funding LLC, Series 2026-1A, Class B, 5.88%, 04/25/56(b)		330	330,547
Navient Private Education Refi Loan Trust(b)
Series 2019-D, Class A2A, 3.01%, 12/15/59		255	248,281
Series 2019-GA, Class A, 2.40%, 10/15/68		73	71,456
Series 2021-CA, Class A, 1.06%, 10/15/69		462	418,993
Series 2021-DA, Class C, 3.48%, 04/15/60		350	323,400
Series 2021-EA, Class A, 0.97%, 12/16/69		575	512,648
Series 2023-A, Class A, 5.51%, 10/15/71		103	104,650
Nelnet Student Loan Trust(b)
Series 2021-A, Class D, 4.93%, 04/20/62		460	416,387
Series 2021-BA, Class B, 2.68%, 04/20/62		1,983	1,775,484
Series 2021-CA, Class AFL, (1 mo. Term SOFR + 0.85%), 4.49%, 04/20/62(a)		184	182,822
Series 2025-BA, Class D, 6.04%, 05/17/55		222	216,822
Neuberger Berman Loan Advisers CLO Ltd.(a)(b)
Series 2019-31A, Class AR2, (3-mo. CME Term SOFR + 1.23%), 4.91%, 01/20/39		1,615	1,616,066
Series 2019-34A, Class BR2, (3-mo. CME Term SOFR + 1.65%), 5.33%, 07/20/39		530	531,530
OCP CLO Ltd.(a)(b)
Series 2017-13A, Class AR2, (3-mo. CME Term SOFR + 1.34%), 5.01%, 11/26/37		1,000	1,001,695
Series 2024-38A, Class A, (3-mo. CME Term SOFR + 1.33%), 5.00%, 01/21/38		1,000	1,001,505
OHA Credit Funding Ltd., Series 2022-12RA, Class C, (3-mo. CME Term SOFR + 1.80%), 5.48%, 07/20/37(a)(b)		1,250	1,252,195
OHS Issuer LLC, Series 2026-1, Class A2, 5.98%, 02/25/61(b)		369	359,194
Palmer Square CLO Ltd., Series 2024-4A, Class B, (3-mo. CME Term SOFR + 1.65%), 5.32%, 01/15/38(a)(b)		920	923,289
Perimeter Master Note Business Trust, Series 2026- 1A, Class A, 6.01%, 01/15/32(b)		485	484,940

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Asset-Backed Securities (continued)
Pikes Peak CLO, Series 2020-6A, Class DRR, (3-mo. CME Term SOFR + 2.50%), 6.15%, 05/18/34(a)(b)	USD	250	$ 248,674
Planet Fitness Master Issuer LLC, Series 2025-1A, Class A2II, 5.65%, 12/06/55(b)		229	227,799
Prodigy Finance DAC, Series 2021-1A, Class C, (1 mo. Term SOFR + 3.86%), 7.51%, 07/25/51(a)(b)		33	32,503
QTS Issuer ABS II LLC(b)
Series 2026-1A, Class A2, 5.36%, 01/05/56		406	400,979
Series 2026-1A, Class B, 6.73%, 01/05/56		269	269,266
Series 2026-5A, Class A2, 6.18%, 03/06/56		123	124,326
Series 2026-6A, Class A21, 07/05/56(c)		144	143,998
Series 2026-6A, Class A22, 07/05/56(c)		97	96,999
Series 2026-6A, Class A23, 07/05/56(c)		164	163,999
Regatta 30 Funding Ltd., Series 2024-4A, Class B, (3-mo. CME Term SOFR + 1.65%), 5.32%, 01/25/38(a)(b)		1,700	1,704,600
Regatta XVIII Funding Ltd., Series 2021-1A, Class BR, (3-mo. CME Term SOFR + 1.55%), 5.22%, 04/15/38(a)(b)		850	849,886
Rockford Tower CLO Ltd., Series 2021-3A, Class A1R, (3-mo. CME Term SOFR + 1.40%), 5.07%, 01/15/38(a)(b)		1,709	1,712,463
Sandstone Peak II Ltd., Series 2023-1A, Class A1R, (3-mo. CME Term SOFR + 1.41%), 5.09%, 07/20/38(a)(b)		1,000	1,001,559
Scooter S Coffee Issuer LLC, Series 2026-1A, Class A2, 6.38%, 05/20/56(b)		420	421,377
Sesac Finance LLC, Series 2025-1, Class A2, 5.50%, 07/25/55(b)		345	335,244
Shentel Issuer LLC, Series 2025-1A, Class A2, 5.64%, 12/20/55(b)		760	763,938
SMB Private Education Loan Trust(b)
Series 2019-A, Class A2A, 3.44%, 07/15/36		291	288,683
Series 2019-B, Class A2A, 2.84%, 06/15/37		79	77,843
Series 2021-A, Class A2B, 1.59%, 01/15/53		216	198,909
Series 2021-A, Class B, 2.31%, 01/15/53		51	49,195
Series 2021-C, Class C, 3.00%, 01/15/53		108	96,968
Series 2021-C, Class D, 3.93%, 01/15/53		53	47,599
Series 2021-D, Class A1A, 1.34%, 03/17/53		538	508,487
Series 2022-C, Class A1A, 4.48%, 05/16/50		203	199,836
Series 2023-B, Class A1B, (30-day Avg SOFR + 1.80%), 5.39%, 10/16/56(a)		140	142,089
Series 2023-C, Class A1A, 5.67%, 11/15/52		917	924,794
Sofi Consumer Loan Program Trust(b)
Series 2026-B, Class A, 4.40%, 02/25/36		281	280,187
Series 2026-B, Class B, 4.90%, 02/25/36		350	348,417
Series 2026-B, Class C, 5.20%, 02/25/36		317	316,503
Series 2026-B, Class D, 5.56%, 02/25/36		312	309,713
Sterling COOFS Trust(b)(d)
Series 2004-1, Class A, 2.36%, 04/15/29		700	—
Series 2004-2, Class Note, 2.08%, 03/30/30		103	—
Structured Asset Securities Corp. Pass-Through Certificates, Series 2002-AL1, Class A2, 3.45%, 02/25/32		8	6,818
Subway Funding LLC, Series 2024-1A, Class A2I, 6.03%, 07/30/54(b)		291	291,756
Trestles CLO Ltd.(a)(b)
Series 2017-1A, Class CRR, (3-mo. CME Term SOFR + 2.10%), 5.77%, 07/25/37		1,750	1,752,080
Series 2017-1A, Class D1RR, (3-mo. CME Term SOFR + 3.15%), 6.82%, 07/25/37		250	250,817
Security		Par (000)	Value
Asset-Backed Securities (continued)
U.S. Bank NA, Series 2026-RVM1, Class B1, 4.96%, 12/25/46(b)	USD	408	$ 402,791
UPG HI Issuer Trust, Series 2025-2, Class A, 5.00%, 09/25/47(b)		76	75,370
Upgrade Master Pass-Thru Trust(b)
Series 2025-ST4, Class A, 5.50%, 08/16/32		121	120,761
Series 2025-ST8, Class D, 5.91%, 12/15/33		124	123,179
UPX HIL Issuer Trust, Series 2025-1, Class A, 5.16%, 01/25/47(b)		248	246,366
VB-S1 Issuer LLC, Series 2026-1A, Class F, 6.84%, 03/15/56(b)		891	895,793
Vista Point Securitization Trust, Series 2024-CES1, Class A2, 6.84%, 05/25/54(b)		645	650,131
Voya CLO Ltd., Series 2018-2A, Class A2, (3-mo. CME Term SOFR + 1.51%), 5.18%, 07/15/31(a)(b)		1,000	1,000,013
Warwick Capital CLO Ltd., Series 2024-5A, Class A1, (3-mo. CME Term SOFR + 1.36%), 5.04%, 01/20/38(a)(b)		750	751,313
Whetstone Park CLO Ltd., Series 2021-1A, Class B1, (3-mo. CME Term SOFR + 1.86%), 5.54%, 01/20/35(a)(b)		725	726,250
Whitebox CLO II Ltd., Series 2020-2A, Class D1R2, (3-mo. CME Term SOFR + 2.90%), 6.57%, 10/24/37(a)(b)		500	501,087
Whitebox CLO III Ltd.(a)(b)
Series 2021-3A, Class DR, (3-mo. CME Term SOFR + 2.85%), 6.52%, 10/15/35		250	249,991
Series 2021-3A, Class ER, (3-mo. CME Term SOFR + 5.65%), 9.32%, 10/15/35		250	246,465
Wireless PropCo Funding LLC, Series 2025-1A, Class B, 4.30%, 06/25/55(b)		725	682,483
Total Asset-Backed Securities — 8.0% (Cost: $57,579,475)			55,906,545

	Shares
Common Stocks
Capital Markets — 0.0%
Wom New Holdco(d)(e)	465	6,975
Financial Services — 0.0%
Labels Buyer LLC(e)	74	6,796
Machinery — 0.0%
United Site Services, Inc.(d)(e)	2,025	20,250
Total Common Stocks — 0.0% (Cost: $32,632)		34,021

		Par (000)
Corporate Bonds
Advertising Agencies — 0.6%
Clear Channel Outdoor Holdings, Inc.(b)
7.88%, 04/01/30(f)	USD	383	398,962
7.13%, 02/15/31		471	487,718
7.50%, 03/15/33		559	588,582
Lamar Media Corp.
3.75%, 02/15/28		263	258,063
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Advertising Agencies (continued)
Lamar Media Corp. (continued)
4.88%, 01/15/29	USD	47	$ 46,619
4.00%, 02/15/30		21	20,074
Neptune Bidco U.S., Inc.(b)
10.38%, 05/15/31		372	385,546
9.50%, 02/15/33		874	883,664
Omnicom Group, Inc., 5.40%, 10/01/48(f)		500	448,960
Outfront Media Capital LLC/Outfront Media Capital Corp.(b)
4.25%, 01/15/29		236	229,796
7.38%, 02/15/31		100	103,992
Stagwell Global LLC, 5.63%, 08/15/29(b)		196	189,046
			4,041,022
Aerospace & Defense — 2.2%
ATI, Inc., 7.25%, 08/15/30		255	264,760
Boeing Co.
3.20%, 03/01/29		1,840	1,773,919
2.95%, 02/01/30		800	752,692
6.53%, 05/01/34		550	598,353
5.93%, 05/01/60		1,000	983,676
Bombardier, Inc.(b)
8.75%, 11/15/30		124	131,075
7.00%, 06/01/32		132	136,741
6.75%, 06/15/33		197	203,921
General Electric Co., 6.15%, 08/07/37		2,150	2,300,003
L3Harris Technologies, Inc.
2.90%, 12/15/29		1,200	1,133,254
1.80%, 01/15/31		300	264,240
Lockheed Martin Corp., 3.80%, 03/01/45		800	636,721
Moog, Inc., 5.50%, 10/15/34(b)		188	185,137
Northrop Grumman Corp.
4.70%, 03/15/33		400	397,171
4.75%, 06/01/43		850	774,640
5.20%, 06/01/54		400	373,257
RTX Corp.
4.50%, 06/01/42		300	268,386
6.40%, 03/15/54		700	768,362
TransDigm, Inc.
6.75%, 08/15/28(b)		915	924,113
4.63%, 01/15/29		193	189,927
6.38%, 03/01/29(b)		131	133,002
6.63%, 03/01/32(b)		863	885,111
6.38%, 05/31/33(b)		747	754,102
6.75%, 01/31/34(b)		100	102,571
			14,935,134
Automobile Components — 0.8%
Adient Global Holdings Ltd.(b)
7.00%, 04/15/28		328	333,324
7.50%, 02/15/33		100	103,157
American Axle & Manufacturing, Inc., 7.75%, 10/15/33(b)		548	541,351
Aptiv Swiss Holdings Ltd., 5.40%, 03/15/49		465	414,283
Clarios Global LP/Clarios U.S. Finance Co.(b)
6.75%, 05/15/28		134	135,962
6.75%, 02/15/30		190	195,782
6.75%, 09/15/32		100	102,129
Cooper-Standard Automotive, Inc., 9.25%, 03/01/31(b)		500	503,925
Security		Par (000)	Value
Automobile Components (continued)
Cyprium Corp./Cyprium Holdings Luxembourg SARL(b)
6.13%, 04/15/31	USD	244	$ 243,989
6.38%, 04/15/34		154	153,692
Forvia SE, 6.75%, 09/15/33(b)		278	277,870
Goodyear Tire & Rubber Co.
5.25%, 04/30/31		100	90,240
5.25%, 07/15/31		572	509,122
5.63%, 04/30/33		297	258,755
Qnity Electronics, Inc.(b)
5.75%, 08/15/32		25	25,133
6.25%, 08/15/33		127	129,214
Tenneco, Inc., 8.00%, 11/17/28(b)		506	509,165
ZF North America Capital, Inc.(b)
6.75%, 04/23/30		634	628,691
7.50%, 03/24/31		221	222,490
6.88%, 04/23/32		150	147,571
			5,525,845
Automobiles — 1.2%
Allison Transmission, Inc.(b)
4.75%, 10/01/27		100	99,751
5.88%, 06/01/29		21	21,161
3.75%, 01/30/31		100	93,519
Asbury Automotive Group, Inc.
4.50%, 03/01/28		110	108,890
4.75%, 03/01/30		117	113,752
5.00%, 02/15/32(b)		144	137,733
Carvana Co.(b)(g)
(11.00% Cash or 13.00% PIK), 9.00%, 06/01/30		176	182,062
(9.00% PIK), 9.00%, 06/01/31		799	881,485
Ford Motor Co., 4.75%, 01/15/43(f)		2,000	1,573,221
General Motors Co., 6.25%, 10/02/43(f)		1,666	1,675,188
Group 1 Automotive, Inc., 4.00%, 08/15/28(b)		236	229,789
Jaguar Land Rover Automotive PLC, 4.50%, 10/01/27(b)		260	257,695
LCM Investments Holdings II LLC(b)
4.88%, 05/01/29		128	124,624
8.25%, 08/01/31		338	352,173
Lithia Motors, Inc.(b)
3.88%, 06/01/29		100	95,784
5.50%, 10/01/30		266	262,717
Nissan Motor Acceptance Co. LLC, 6.13%, 09/30/30(b)		525	516,086
Nissan Motor Co. Ltd.(b)
7.50%, 07/17/30		900	927,607
7.75%, 07/17/32		400	414,582
8.13%, 07/17/35		362	383,347
Sonic Automotive, Inc., 4.88%, 11/15/31(b)		100	96,230
			8,547,396
Banks(a) — 0.9%
Wells Fargo & Co.
(1-day SOFR + 1.50%), 5.15%, 04/23/31		2,000	2,020,993
(1-day SOFR + 1.78%), 5.50%, 01/23/35		1,290	1,314,828
(1-day SOFR + 2.02%), 5.39%, 04/24/34		1,124	1,141,136
(1-day SOFR + 2.53%), 3.07%, 04/30/41		2,250	1,718,238
			6,195,195
Beverages — 0.4%
Anheuser-Busch InBev Worldwide, Inc., 4.44%, 10/06/48(f)		2,600	2,202,761

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Beverages (continued)
Keurig Dr. Pepper, Inc., Series 31, 2.25%, 03/15/31	USD	400	$ 355,570
Primo Water Holdings, Inc./Triton Water Holdings, Inc., 4.38%, 04/30/29(b)		105	102,493
			2,660,824
Biotechnology — 0.8%
Amgen, Inc.
5.25%, 03/02/30		800	815,107
4.20%, 03/01/33		1,000	960,745
5.25%, 03/02/33		600	610,555
5.60%, 03/02/43		650	646,085
5.65%, 03/02/53		850	827,308
5.75%, 03/02/63		750	727,275
Baxalta, Inc., 5.25%, 06/23/45		500	468,254
Genmab AS/Genmab Finance LLC, 7.25%, 12/15/33(b)		461	480,638
			5,535,967
Building Materials(b) — 0.5%
Builders FirstSource, Inc.
5.00%, 03/01/30		426	417,608
6.38%, 03/01/34		309	312,370
EMRLD Borrower LP/Emerald Co-Issuer, Inc.
6.63%, 12/15/30		281	287,276
6.75%, 07/15/31		189	195,624
Quikrete Holdings, Inc.
6.38%, 03/01/32		603	615,770
6.75%, 03/01/33		396	403,674
Smyrna Ready Mix Concrete LLC
6.00%, 11/01/28		199	199,409
8.88%, 11/15/31		61	64,322
Standard Building Solutions, Inc.
6.50%, 08/15/32		320	321,934
6.25%, 08/01/33		403	400,196
5.88%, 03/15/34		100	96,362
Standard Industries, Inc.
4.75%, 01/15/28		141	140,003
4.38%, 07/15/30		285	270,679
			3,725,227
Building Products — 0.7%
Home Depot, Inc., 5.88%, 12/16/36		1,660	1,767,381
Lowe’s Cos., Inc.
1.70%, 10/15/30		1,600	1,415,386
5.00%, 04/15/33(f)		500	501,975
3.70%, 04/15/46		1,000	751,482
QXO Building Products, Inc.(b)
6.50%, 07/15/31		211	215,045
6.75%, 04/30/32		379	391,347
			5,042,616
Capital Markets — 0.9%
Apollo Debt Solutions BDC
5.88%, 08/30/30		96	94,992
6.70%, 07/29/31		42	42,813
6.55%, 03/15/32		24	24,206
Blue Owl Capital Corp., 6.20%, 07/15/30		135	134,519
FMR LLC, 4.95%, 02/01/33(b)		2,300	2,289,222
Focus Financial Partners LLC, 6.75%, 09/15/31(b)		356	358,214
FS KKR Capital Corp.
2.63%, 01/15/27		36	35,336
6.88%, 08/15/29		339	339,654
6.13%, 01/15/30		373	363,490
6.13%, 01/15/31		123	118,248
Security		Par (000)	Value
Capital Markets (continued)
Gaci First Investment Co., 5.25%, 05/14/33(h)	USD	200	$ 199,600
Jane Street Group/JSG Finance, Inc.(b)
4.50%, 11/15/29		157	153,026
7.13%, 04/30/31		700	723,769
6.13%, 11/01/32		41	41,009
MDGH GMTN RSC Ltd., 4.38%, 11/22/33(b)		200	191,218
Osaic Holdings, Inc., 6.75%, 08/01/32(b)		401	401,686
Raymond James Financial, Inc., 4.95%, 07/15/46		400	357,316
Stonex Escrow Issuer LLC, 6.88%, 07/15/32(b)		229	235,497
StoneX Group, Inc., 7.88%, 03/01/31(b)		49	51,449
WOM Chile Holdco SpA, (5.00% PIK), 5.00%, 04/01/32(b)(g)(i)		156	137,709
			6,292,973
Chemicals — 1.1%
Advancion Sciences, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26(b)(g)		236	188,095
Axalta Coating Systems Dutch Holding B BV, 7.25%, 02/15/31(b)		150	155,815
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27(b)		150	149,556
Celanese U.S. Holdings LLC
7.35%, 11/15/28		1,054	1,097,689
7.00%, 02/15/31		193	198,646
7.38%, 07/15/32		157	165,127
7.38%, 02/15/34		128	132,241
Chemours Co.(b)
5.75%, 11/15/28		418	417,662
8.00%, 01/15/33		208	210,658
7.88%, 03/15/34		17	17,083
Equate Petrochemical Co. KSCC, 4.25%, 11/03/26(h)		200	199,148
FMC Corp., 6.38%, 05/18/53		618	485,831
Huntsman International LLC
4.50%, 05/01/29		170	166,026
2.95%, 06/15/31		305	274,146
INEOS Finance PLC, 7.50%, 04/15/29(b)		600	583,341
Methanex Corp., 5.13%, 10/15/27		450	449,553
NOVA Chemicals Corp.(b)
5.25%, 06/01/27		308	308,239
7.00%, 12/01/31		100	105,080
OCP SA, 7.50%, 05/02/54(b)		200	216,790
Olin Corp.
5.00%, 02/01/30		224	217,151
6.63%, 04/01/33(b)		117	115,528
Olympus Water U.S. Holding Corp.(b)
7.25%, 06/15/31		320	324,024
6.75%, 08/01/32		200	195,416
7.25%, 02/15/33		460	454,925
Sherwin-Williams Co., 3.80%, 08/15/49		350	263,893
SK Invictus Intermediate II SARL, 5.00%, 10/30/29(b)		192	188,260
WR Grace Holdings LLC(b)
6.63%, 08/15/32		72	69,831
7.00%, 08/01/33		391	380,739
			7,730,493
Commercial Services & Supplies — 1.6%
ADT Security Corp.(b)
4.13%, 08/01/29		212	203,263
5.88%, 10/15/33		273	268,186
Albion Financing 1 SARL/Aggreko Holdings, Inc., 7.00%, 05/21/30(b)		252	260,927
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Commercial Services & Supplies (continued)
Allied Universal Holdco LLC/Allied Universal Finance Corp.(b)
6.00%, 06/01/29(f)	USD	609	$ 606,318
6.88%, 06/15/30		571	586,758
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.(b)
8.00%, 02/15/31		294	296,893
8.38%, 06/15/32		400	402,646
Belron U.K. Finance PLC, 5.75%, 10/15/29(b)		218	219,009
Brink’s Co., 6.50%, 06/15/29(b)		530	540,608
Clarivate Science Holdings Corp., 3.88%, 07/01/28(b)		215	206,763
Deluxe Corp., 8.13%, 09/15/29(b)		70	72,468
EquipmentShare.com, Inc.(b)
9.00%, 05/15/28		154	157,097
8.63%, 05/15/32		450	468,106
07/01/34(c)		175	171,944
FTAI Aviation Investors LLC(b)
5.50%, 05/01/28		9	8,978
7.88%, 12/01/30		752	785,731
7.00%, 05/01/31		164	169,863
Garda World Security Corp.(b)
7.75%, 02/15/28		108	109,905
8.25%, 08/01/32		15	15,350
8.38%, 11/15/32		804	822,535
GEO Group, Inc., 8.63%, 04/15/29		327	340,660
Herc Holdings, Inc.(b)
7.00%, 06/15/30		495	512,606
7.25%, 06/15/33		268	279,405
Prime Security Services Borrower LLC/Prime Finance, Inc., 3.38%, 08/31/27(b)		190	186,125
Service Corp. International
4.63%, 12/15/27		141	140,276
5.13%, 06/01/29		101	100,201
3.38%, 08/15/30		105	97,400
5.75%, 10/15/32		216	216,869
Trustees of Columbia University in the City of New York, Series 2024, 4.36%, 10/01/35		1,000	961,277
United Rentals North America, Inc.
3.88%, 11/15/27		100	98,635
4.88%, 01/15/28		276	275,093
5.25%, 01/15/30		671	671,339
6.13%, 03/15/34(b)		100	102,518
Wand NewCo 3, Inc., 7.63%, 01/30/32(b)		333	344,432
Williams Scotsman, Inc.(b)
4.63%, 08/15/28		258	255,685
7.38%, 10/01/31		204	211,212
			11,167,081
Construction & Engineering(b) — 0.0%
Arcosa, Inc., 4.38%, 04/15/29		85	83,605
IHS Holding Ltd., 6.25%, 11/29/28		200	199,188
			282,793
Consumer Finance — 0.4%
Block, Inc.
5.63%, 08/15/30(b)		304	304,760
6.50%, 05/15/32		314	320,568
6.00%, 08/15/33(b)		269	270,857
Capital One Financial Corp., (1-day SOFR + 2.60%), 5.82%, 02/01/34(a)		440	452,045
ION Platform Finance U.S., Inc., 7.88%, 09/30/32(b)		1,208	875,250
Security		Par (000)	Value
Consumer Finance (continued)
Moody’s Corp., 2.75%, 08/19/41	USD	350	$ 249,033
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 6.75%, 08/15/32(b)		93	93,178
Synchrony Financial, 7.25%, 02/02/33		206	214,737
			2,780,428
Consumer Staples Distribution & Retail — 0.4%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(b)
6.50%, 02/15/28		242	243,968
3.50%, 03/15/29		200	189,998
4.88%, 02/15/30		479	463,458
5.63%, 03/31/32		358	346,117
5.75%, 03/31/34		100	95,234
KeHE Distributors LLC/KeHE Finance Corp./NextWave Distribution, Inc.(b)
9.00%, 02/15/29		218	228,213
7.13%, 04/30/33		100	101,865
Performance Food Group, Inc.(b)
4.25%, 08/01/29		153	148,512
6.13%, 09/15/32		198	200,422
Pilgrim’s Pride Corp.
3.50%, 03/01/32		100	91,163
6.25%, 07/01/33		122	127,374
6.88%, 05/15/34		136	146,946
U.S. Foods, Inc.(b)
6.88%, 09/15/28		120	122,618
4.75%, 02/15/29		452	446,142
			2,952,030
Containers & Packaging — 1.1%
Ardagh Group SA(b)
9.50%, 12/01/30		129	138,225
(5.00% Cash + 6.00% PIK), 11.00%, 12/01/30(g)		508	484,679
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 4.00%, 09/01/29(b)(f)		550	522,812
Ball Corp.
6.00%, 06/15/29		359	364,779
2.88%, 08/15/30		100	91,249
5.50%, 09/15/33		100	100,618
Clydesdale Acquisition Holdings, Inc.(b)
6.63%, 04/15/29		148	147,815
8.75%, 04/15/30		900	887,767
Crown Americas LLC, 5.25%, 04/01/30		123	123,335
Graphic Packaging International LLC, 3.50%, 03/15/28(b)		200	193,998
International Paper Co., 6.00%, 11/15/41(f)		870	876,524
Magnera Corp., 7.25%, 11/15/31(b)		518	505,698
Mauser Packaging Solutions Holding Co., 9.25%, 04/15/30(b)		1,225	1,205,158
Multi-Color Corp., (7.50% Cash or 1.00% PIK), 8.50%, 05/11/33(b)(g)		373	327,421
Owens-Brockway Glass Container, Inc., 9.50%, 06/01/33(b)		529	541,892
Sword Purchaser LLC, 10.50%, 04/15/34(b)		665	695,725
Trivium Packaging Finance BV, 12.25%, 01/15/31(b)		300	331,601
			7,539,296

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Distributors(b) — 0.1%
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/28	USD	100	$ 98,277
RB Global Holdings, Inc.
6.75%, 03/15/28		138	139,847
7.75%, 03/15/31		100	103,677
			341,801
Diversified REITs — 1.4%
American Tower Corp., 2.90%, 01/15/30		2,500	2,348,520
Crown Castle, Inc.
4.90%, 09/01/29		750	752,636
2.10%, 04/01/31		1,000	879,482
2.90%, 04/01/41		350	254,576
Digital Realty Trust LP, 1.88%, 11/15/29(b)(i)		45	48,218
Equinix, Inc.
2.50%, 05/15/31		500	448,009
2.95%, 09/15/51		1,200	750,689
ERP Operating LP, 4.50%, 07/01/44(f)		1,155	1,011,390
Iron Mountain, Inc.(b)
5.25%, 03/15/28		987	985,704
4.88%, 09/15/29		85	83,409
5.25%, 07/15/30		465	458,051
5.63%, 07/15/32		100	98,843
Millrose Properties, Inc.(b)
6.38%, 08/01/30		215	217,913
6.25%, 09/15/32		200	201,740
Prologis LP, 4.63%, 01/15/33(f)		1,000	988,128
SBA Communications Corp., 3.13%, 02/01/29(f)		229	219,114
			9,746,422
Diversified Telecommunication Services — 2.8%
APLD ComputeCo 2 LLC, 6.75%, 03/15/31(b)		464	465,667
APLD ComputeCo 3 LLC, 7.00%, 06/15/31(b)		119	118,756
APLD ComputeCo LLC, 9.25%, 12/15/30(b)		434	468,192
AT&T, Inc.
5.40%, 02/15/34		560	567,695
6.38%, 03/01/41		1,000	1,056,446
5.45%, 03/01/47(f)		1,500	1,380,392
3.50%, 09/15/53		500	324,589
6.20%, 10/30/56		1,000	988,487
Black Pearl Compute LLC, 6.13%, 02/15/31(b)		244	247,127
Cipher Compute LLC, 7.13%, 11/15/30(b)		144	149,691
Connect Finco SARL/Connect U.S. Finco LLC, 9.00%, 09/15/29(b)		220	231,494
Core Scientific Finance I LLC, 7.75%, 05/15/31(b)		400	405,622
Corning, Inc., 4.38%, 11/15/57		1,100	880,729
EchoStar Corp.
(6.75% Cash or 6.75% PIK), 6.75%, 11/30/30(g)		933	948,322
10.75%, 11/30/29		447	483,580
ELK Grove Village Property LLC, 7.50%, 06/15/31(b)		328	330,216
Fibercop SpA, 6.00%, 09/30/34(b)		415	400,771
Level 3 Financing, Inc.(b)
6.88%, 06/30/33		530	544,438
7.00%, 03/31/34		113	116,519
8.50%, 01/15/36		528	566,984
7.50%, 02/15/37		287	294,571
Meridian Arc Holdco LLC, 6.25%, 04/30/31(b)		660	661,478
PR RNO Property Owner 1 LLC, 6.50%, 05/01/31(b)		128	127,815
Sable International Finance Ltd., 7.13%, 10/15/32(b)		260	258,055
SV RNO Property Owner 1 LLC, 5.88%, 03/01/31(b)		684	674,139
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC, 4.75%, 04/15/28(b)		290	289,068
Security		Par (000)	Value
Diversified Telecommunication Services (continued)
Uniti Services LLC, 7.50%, 10/15/33(b)	USD	47	$ 49,462
Verizon Communications, Inc.
3.85%, 11/01/42(f)		4,600	3,670,905
5.75%, 11/30/45		1,460	1,419,151
Windstream Services LLC/Windstream Escrow Finance Corp., 8.25%, 10/01/31(b)		1,038	1,094,628
WULF Compute LLC, 7.75%, 10/15/30(b)		245	257,335
Zayo Group Holdings, Inc., (5.75% Cash and 0.50% PIK), 9.25%, 03/09/30(b)(g)		99	98,629
			19,570,953
Electric Utilities — 5.1%
Alpha Generation LLC(b)
6.75%, 10/15/32(f)		121	123,227
6.25%, 01/15/34		145	142,678
American Electric Power Co., Inc., 5.63%, 03/01/33		3,000	3,108,475
Baltimore Gas and Electric Co.
3.50%, 08/15/46		800	583,182
3.75%, 08/15/47		500	375,104
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC, 6.38%, 02/15/32(b)		150	150,371
CenterPoint Energy Houston Electric LLC, Series AI, 4.45%, 10/01/32		750	734,837
Cleveland Electric Illuminating Co., 5.95%, 12/15/36		434	449,407
DTE Electric Co., 5.85%, 05/15/55		600	607,387
Duke Energy Carolinas LLC
6.10%, 06/01/37		640	679,505
3.70%, 12/01/47		450	337,945
Duke Energy Florida LLC, 5.65%, 04/01/40		770	785,578
E.ON International Finance BV, 6.65%, 04/30/38(b)		2,000	2,198,432
Electricite de France SA, 5.60%, 01/27/40(b)		2,800	2,765,942
Eversource Energy, 2.55%, 03/15/31		350	315,319
FirstEnergy Corp., Series C, 3.40%, 03/01/50		2,240	1,524,785
Minejesa Capital BV, 5.63%, 08/10/37(b)		200	190,500
Mong Duong Finance Holdings BV, 5.13%, 05/07/29(h)		275	270,401
Ohio Power Co., 4.00%, 06/01/49		800	610,148
Oncor Electric Delivery Co. LLC
4.15%, 06/01/32		1,000	970,255
4.55%, 09/15/32		1,000	984,539
Pacific Gas and Electric Co.
4.95%, 07/01/50(f)		2,510	2,095,604
6.75%, 01/15/53		550	577,462
6.10%, 10/15/55		1,500	1,452,007
PG&E Corp.
5.00%, 07/01/28		100	99,449
5.25%, 07/01/30		571	562,287
San Diego Gas & Electric Co.
4.95%, 08/15/28		1,565	1,577,605
Series VVV, 1.70%, 10/01/30		750	663,459
SCC Power PLC, (4.00% Cash or 4.00% PIK), 4.00%, 05/17/32(b)(g)		140	34,183
Southern California Edison Co., Series 2005-E, 5.35%, 07/15/35		1,300	1,281,229
Virginia Electric and Power Co., 6.35%, 11/30/37(f)		3,920	4,231,446
Vistra Operations Co. LLC(b)
5.00%, 07/31/27		174	173,877
7.75%, 10/15/31		76	79,517
6.88%, 04/15/32		344	356,279
5.35%, 01/31/36		3,000	2,939,996
VoltaGrid LLC, 7.38%, 11/01/30(b)		458	475,482
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Electric Utilities (continued)
XPLR Infrastructure Operating Partners LP(b)
7.25%, 01/15/29	USD	100	$ 103,474
8.38%, 01/15/31(f)		448	477,792
8.63%, 03/15/33		162	173,723
			35,262,888
Electronic Equipment, Instruments & Components(b) — 0.2%
Energizer Holdings, Inc., 6.00%, 09/15/33		354	340,603
Ingram Micro, Inc., 4.75%, 05/15/29		210	206,243
Sensata Technologies, Inc., 4.38%, 02/15/30		100	97,262
WESCO Distribution, Inc.
6.38%, 03/15/29		100	101,784
5.25%, 04/15/31		391	386,988
6.63%, 03/15/32		318	327,686
6.38%, 03/15/33		50	51,300
			1,511,866
Energy Equipment & Services — 0.2%
Archrock Partners LP/Archrock Partners Finance Corp., 6.63%, 09/01/32(b)		57	58,133
Halliburton Co., 4.75%, 08/01/43		500	439,897
Kodiak Gas Services LLC(b)
5.88%, 04/01/31		180	180,462
6.50%, 10/01/33		191	193,608
USA Compression Partners LP/USA Compression Finance Corp., 7.13%, 03/15/29(b)		92	94,239
WBI Operating LLC(b)
6.25%, 10/15/30		293	294,629
6.50%, 10/15/33		100	100,627
			1,361,595
Entertainment(b) — 0.5%
Brightstar Lottery PLC/Brightstar Global Solutions Corp., 5.75%, 01/15/33		200	196,046
Churchill Downs, Inc.
5.75%, 04/01/30		191	190,819
6.75%, 05/01/31		543	552,498
Cinemark USA, Inc., 7.00%, 08/01/32		141	145,464
Live Nation Entertainment, Inc., 3.75%, 01/15/28		103	101,014
Penn Entertainment, Inc., 6.75%, 04/01/31		413	415,149
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc., 6.63%, 03/01/30		651	556,390
Six Flags Entertainment Corp/Canada’s Wonderland Co/Millennium Operations LLC, 8.63%, 01/15/32		865	890,670
Starz Capital Holdings 1, Inc., 6.00%, 04/15/30		8	7,630
Vail Resorts, Inc., 5.63%, 07/15/30		100	99,875
			3,155,555
Environmental, Maintenance & Security Service — 0.2%
Clean Harbors, Inc., 6.38%, 02/01/31(b)		105	106,483
GFL Environmental, Inc.(b)
4.00%, 08/01/28		169	165,004
4.75%, 06/15/29		63	61,998
6.75%, 01/15/31		170	174,892
Madison IAQ LLC, 4.13%, 06/30/28(b)		172	169,207
Reworld Holding Corp., 4.88%, 12/01/29(b)		92	87,747
Waste Management, Inc., 2.95%, 06/01/41		350	263,913
Waste Pro USA, Inc., 7.00%, 02/01/33(b)		126	128,935
Wrangler Holdco Corp., 6.63%, 04/01/32(b)		388	397,725
			1,555,904
Financial Services — 8.9%
Ally Financial, Inc., (5-year CMT + 2.45%), 6.65%, 01/17/40(a)		322	318,522
Security		Par (000)	Value
Financial Services (continued)
Azorra Finance Ltd.(b)
7.75%, 04/15/30	USD	292	$ 303,216
6.25%, 02/15/34		232	224,959
Bank of America Corp.(a)
(1-day SOFR + 1.00%), 5.16%, 01/24/31		500	506,768
(1-day SOFR + 1.64%), 5.46%, 05/09/36		2,000	2,040,873
(3-mo. CME Term SOFR + 1.57%), 4.27%, 07/23/29(f)		4,000	3,968,450
Barclays PLC, (1-year CMT + 1.05%), 2.28%, 11/24/27(a)		3,000	2,973,844
Citigroup, Inc.(a)
(1-day SOFR + 1.46%), 4.95%, 05/07/31		2,000	2,006,618
(1-day SOFR + 1.49%), 5.17%, 09/11/36		3,000	2,983,282
(1-day SOFR + 1.94%), 3.79%, 03/17/33		2,000	1,879,426
(1-day SOFR + 2.34%), 6.27%, 11/17/33		1,567	1,670,599
Credit Acceptance Corp., 9.25%, 12/15/28(b)		274	285,338
CrossCountry Intermediate HoldCo LLC(b)
6.50%, 10/01/30		213	209,940
6.75%, 12/01/32		298	287,711
Deutsche Bank AG, (1-day SOFR + 3.18%), 6.72%, 01/18/29(a)		850	875,536
Freedom Mortgage Holdings LLC(b)
6.88%, 05/01/31		240	232,911
9.13%, 05/15/31		404	417,696
8.38%, 04/01/32		116	117,994
7.88%, 04/01/33		449	437,874
GGAM Finance Ltd.(b)
8.00%, 06/15/28		280	289,705
6.88%, 04/15/29		86	87,875
Global Aircraft Leasing Co. Ltd., 8.75%, 09/01/27(b)		186	188,987
Goldman Sachs Group, Inc.(a)
(1-day SOFR + 1.19%), 5.07%, 01/21/37(f)		3,000	2,929,053
(1-day SOFR + 1.55%), 5.33%, 07/23/35		2,000	2,006,784
(1-day SOFR + 1.58%), 5.22%, 04/23/31		2,000	2,019,932
(3-mo. CME Term SOFR + 1.56%), 4.22%, 05/01/29(f)		4,000	3,965,260
HSBC Holdings PLC, 6.10%, 01/14/42		610	651,250
Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.63%, 10/15/31(b)		400	393,748
JPMorgan Chase & Co.(a)
(1-day SOFR + 1.13%), 5.00%, 07/22/30(f)		3,000	3,020,313
(1-day SOFR + 1.18%), 2.55%, 11/08/32		1,000	889,334
(1-day SOFR + 1.44%), 5.10%, 04/22/31(f)		3,000	3,033,874
(1-day SOFR + 1.62%), 5.34%, 01/23/35		540	548,062
(1-day SOFR + 2.08%), 4.91%, 07/25/33		1,381	1,379,353
(3-mo. CME Term SOFR + 1.42%), 3.70%, 05/06/30		1,000	972,530
(3-mo. CME Term SOFR + 2.46%), 3.11%, 04/22/41		800	617,065
Morgan Stanley(a)
(1-day SOFR + 1.26%), 5.66%, 04/18/30(f)		3,000	3,064,529
(1-day SOFR + 1.51%), 5.19%, 04/17/31(f)		3,000	3,031,606
(1-day SOFR + 1.73%), 5.12%, 02/01/29(f)		3,000	3,018,228
(1-day SOFR + 1.73%), 5.47%, 01/18/35		600	609,109
(1-day SOFR + 1.88%), 5.42%, 07/21/34		735	746,401
NatWest Group PLC, (1-year CMT + 2.27%), 5.52%, 09/30/28(a)		1,000	1,011,515
PennyMac Financial Services, Inc.(b)
4.25%, 02/15/29		117	111,706
7.88%, 12/15/29(f)		159	165,347
7.13%, 11/15/30		72	72,963
5.75%, 09/15/31		267	253,272
6.88%, 05/15/32		417	408,092

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Financial Services (continued)
PennyMac Financial Services, Inc.(b) (continued)
6.88%, 02/15/33	USD	219	$ 213,521
6.75%, 02/15/34		13	12,479
Phoenix Aviation Capital Ltd., 9.25%, 07/15/30(b)		329	339,860
Rocket Cos., Inc.(b)
6.50%, 08/01/29		40	40,828
6.13%, 08/01/30		259	263,448
7.13%, 02/01/32		603	625,872
6.38%, 08/01/33		105	106,781
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.88%, 03/01/31(b)		296	276,985
UBS AG, 5.00%, 07/09/27		900	906,795
United Wholesale Mortgage LLC(b)
5.75%, 06/15/27		313	309,955
5.50%, 04/15/29		439	407,810
UWM Holdings LLC(b)
6.63%, 02/01/30		515	479,869
6.25%, 03/15/31		362	322,623
			61,534,276
Food Products — 0.5%
Aramark Services, Inc., 5.00%, 02/01/28(b)		362	361,275
Chobani LLC/Chobani Finance Corp., Inc., 7.63%, 07/01/29(b)		350	360,912
Darling Ingredients, Inc., 5.25%, 04/15/27(b)		361	360,727
Fiesta Purchaser, Inc., 9.63%, 09/15/32(b)		548	536,794
Kraft Heinz Foods Co.
5.00%, 06/04/42		500	447,985
4.38%, 06/01/46		200	159,993
Lamb Weston Holdings, Inc., 4.13%, 01/31/30(b)		301	288,635
Post Holdings, Inc.(b)
4.63%, 04/15/30		195	188,382
4.50%, 09/15/31		269	252,352
6.25%, 02/15/32		164	166,470
6.38%, 03/01/33		180	178,627
6.25%, 10/15/34		253	248,586
6.50%, 03/15/36		243	240,240
			3,790,978
Ground Transportation — 1.0%
Burlington Northern Santa Fe LLC, 5.05%, 03/01/41		1,890	1,828,904
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(b)(f)		1,821	1,857,908
Norfolk Southern Corp.
5.05%, 08/01/30		1,800	1,828,156
4.55%, 06/01/53		1,000	837,152
Union Pacific Corp.
3.38%, 02/14/42		350	275,227
3.55%, 05/20/61		800	541,521
			7,168,868
Health Care Equipment & Supplies — 0.5%
Avantor Funding, Inc.(b)
4.63%, 07/15/28		383	378,980
3.88%, 11/01/29		77	73,511
Bausch & Lomb Corp., 8.38%, 10/01/28(b)		958	984,345
Medline Borrower LP, 5.25%, 10/01/29(b)		403	400,537
Medline Borrower LP/Medline Co-Issuer, Inc., 6.25%, 04/01/29(b)		203	207,181
Teleflex, Inc., 5.88%, 01/15/32(b)		100	100,756
Security		Par (000)	Value
Health Care Equipment & Supplies (continued)
Thermo Fisher Scientific, Inc.
5.09%, 08/10/33	USD	495	$ 501,301
2.80%, 10/15/41		1,000	730,899
			3,377,510
Health Care Providers & Services — 2.8%
Acadia Healthcare Co., Inc., 7.38%, 03/15/33(b)		100	102,942
Aetna, Inc., 4.50%, 05/15/42		575	495,331
Centene Corp., 3.00%, 10/15/30		185	167,434
Charles River Laboratories International, Inc.(b)
4.25%, 05/01/28		229	224,701
4.00%, 03/15/31		280	262,656
CHS/Community Health Systems, Inc.(b)
6.00%, 01/15/29		100	99,000
5.25%, 05/15/30		369	348,200
10.88%, 01/15/32		189	203,542
9.75%, 01/15/34		957	999,186
Concentra Health Services, Inc., 6.88%, 07/15/32(b)		164	169,762
DaVita, Inc.(b)
4.63%, 06/01/30		876	848,631
6.88%, 09/01/32		144	148,511
6.75%, 07/15/33		80	82,548
Elevance Health, Inc.
4.65%, 08/15/44		1,500	1,304,833
4.38%, 12/01/47		900	739,029
Encompass Health Corp.
4.63%, 04/01/31		102	98,483
5.88%, 06/01/34(b)		100	99,792
Global Medical Response, Inc., 7.38%, 10/01/32(b)		339	351,290
HCA, Inc.
5.50%, 06/15/47		1,090	1,015,595
5.70%, 11/15/55		1,510	1,438,700
IQVIA, Inc.
5.00%, 05/15/27(b)		457	456,750
4.63%, 06/15/33(h)	EUR	100	115,928
LifePoint Health, Inc.(b)
9.88%, 08/15/30	USD	209	220,215
8.38%, 02/15/32		690	718,188
7.00%, 05/01/34		121	115,974
Molina Healthcare, Inc.(b)
4.38%, 06/15/28		20	19,651
3.88%, 11/15/30		385	359,031
6.50%, 02/15/31		274	278,739
Northwell Healthcare, Inc., 4.26%, 11/01/47(f)		725	591,623
Sutter Health, Series 2025, 5.54%, 08/15/35		1,750	1,802,535
Tenet Healthcare Corp.
4.63%, 06/15/28		1,039	1,030,180
4.25%, 06/01/29		100	97,188
4.38%, 01/15/30		256	248,093
6.13%, 06/15/30		530	533,884
6.75%, 05/15/31		88	90,148
UnitedHealth Group, Inc.
5.35%, 02/15/33		340	348,911
5.80%, 03/15/36		1,750	1,840,815
5.70%, 10/15/40		600	613,578
5.63%, 07/15/54(f)		800	782,295
			19,463,892
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Health Care REITs — 0.2%
Alexandria Real Estate Equities, Inc.
4.75%, 04/15/35	USD	140	$ 133,169
4.85%, 04/15/49		550	468,325
Ventas Realty LP, 3.25%, 10/15/26		870	867,293
			1,468,787
Hotel & Resort REITs — 0.2%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 5.88%, 10/01/28(b)		375	374,811
RHP Hotel Properties LP/RHP Finance Corp.(b)
7.25%, 07/15/28		72	73,424
4.50%, 02/15/29		137	134,323
5.75%, 03/15/34		219	216,968
Service Properties Trust
0.00%, 09/30/28(b)(j)		157	145,572
4.95%, 10/01/29		350	329,714
4.38%, 02/15/30		330	297,812
8.63%, 11/15/31(b)		13	13,695
8.88%, 06/15/32		41	42,212
			1,628,531
Hotels, Restaurants & Leisure — 1.5%
Bigsky Co. Ltd., Class A2, (5.75% PIK), 10/20/35(c)(d)(g)		234	234,000
Boyd Gaming Corp., 4.75%, 12/01/27		212	211,283
Brightstar Lottery PLC, 5.25%, 01/15/29(b)		200	199,328
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc.(b)
3.88%, 01/15/28		427	418,974
4.38%, 01/15/28		745	736,539
5.63%, 09/15/29		43	43,224
Caesars Entertainment, Inc.(b)
4.63%, 10/15/29		100	96,123
7.00%, 02/15/30		359	361,066
6.50%, 02/15/32		275	268,254
6.00%, 10/15/32		617	559,100
Corvias Campus Living - USG LLC, 5.30%, 07/01/50(d)		3,218	—
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 6.75%, 01/15/30(b)		600	588,421
Hilton Domestic Operating Co., Inc.
5.88%, 04/01/29(b)		133	134,482
4.88%, 01/15/30		367	365,789
4.00%, 05/01/31(b)		294	277,861
6.13%, 04/01/32(b)		302	306,034
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc.(b)
5.00%, 06/01/29		100	97,603
4.88%, 07/01/31		100	93,994
6.63%, 01/15/32		200	202,972
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		299	298,920
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27(b)		103	102,714
Light & Wonder International, Inc.(b)
7.25%, 11/15/29		216	219,904
7.50%, 09/01/31		19	19,693
Marriott Ownership Resorts, Inc., 6.50%, 10/01/33(b)		175	173,916
Melco Resorts Finance Ltd., 7.63%, 04/17/32(b)		200	205,006
MGM Resorts International
5.50%, 04/15/27		441	441,686
4.75%, 10/15/28		29	28,795
Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.63%, 04/16/29(b)	USD	700	$ 627,565
Rivers Enterprise Borrower LLC/Rivers Enterprise Finance Corp., 6.63%, 02/01/33(b)		100	101,496
Station Casinos LLC(b)
4.50%, 02/15/28		107	105,773
6.63%, 03/15/32		218	221,395
Travel & Leisure Co.(b)
4.50%, 12/01/29		231	223,509
6.13%, 09/01/33		155	153,397
Voyager Parent LLC, 9.25%, 07/01/32(b)		528	558,391
Wynn Macau Ltd., 5.63%, 08/26/28(b)		800	793,360
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(b)
5.13%, 10/01/29		366	363,543
7.13%, 02/15/31		67	70,807
6.25%, 03/15/33		100	100,375
Yum! Brands, Inc.
4.75%, 01/15/30(b)		437	429,835
5.38%, 04/01/32		193	191,976
			10,627,103
Household Durables — 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 08/01/33(b)		262	259,685
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 4.88%, 02/15/30(b)		386	359,210
Central Garden & Pet Co., 4.13%, 10/15/30		17	16,211
Century Communities, Inc.(b)
3.88%, 08/15/29		100	95,564
6.63%, 09/15/33		204	205,991
Dream Finders Homes, Inc., 8.25%, 08/15/28(b)		58	59,306
K Hovnanian Enterprises, Inc., 8.00%, 04/01/31(b)		297	306,404
LGI Homes, Inc., 8.75%, 12/15/28(b)		77	79,569
Mattamy Group Corp.(b)
4.63%, 03/01/30		100	95,969
6.00%, 12/15/33		226	216,939
Meritage Homes Corp., 1.75%, 05/15/28(i)		206	212,283
Newell Brands, Inc.
8.50%, 06/01/28(b)		321	335,371
6.63%, 09/15/29		37	37,618
6.38%, 05/15/30		44	44,598
6.63%, 05/15/32		282	285,568
Risewell Homes, Inc., 8.50%, 11/01/30(b)		158	161,308
Scotts Miracle-Gro Co., 4.00%, 04/01/31		100	93,729
Somnigroup International, Inc., 4.00%, 04/15/29(b)		376	362,468
Taylor Morrison Communities, Inc.(b)
5.75%, 01/15/28		136	137,487
5.13%, 08/01/30		133	133,160
Whirlpool Corp.
6.13%, 06/15/30		408	376,357
7.50%, 07/01/31(b)		56	56,669
6.50%, 06/15/33		198	171,641
			4,103,105
Independent Power and Renewable Electricity Producers(b) — 0.7%
Clearway Energy Operating LLC
4.75%, 03/15/28		253	250,676
5.75%, 01/15/34		177	173,551
India Cleantech Energy, 4.70%, 08/10/26		82	82,169
NRG Energy, Inc.
5.25%, 06/15/29		100	99,741
5.75%, 07/15/29		795	795,181

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Independent Power and Renewable Electricity Producers (continued)
NRG Energy, Inc. (continued)
5.75%, 01/15/34	USD	289	$ 286,743
6.25%, 11/01/34		297	300,719
5.41%, 10/15/35		1,500	1,474,313
6.00%, 01/15/36		281	280,122
Talen Energy Supply LLC(k)
(Acquired 06/25/26, Cost $ 359,301), 6.13%, 05/01/31		359	359,007
(Acquired 06/25/26, Cost $ 663,090), 6.38%, 05/01/33		664	663,162
Vistra Corp., (5-year CMT + 6.93%), 8.00%(a)(l)		100	100,770
			4,866,154
Industrial Conglomerates — 0.2%
3M Co., 3.25%, 08/26/49		600	410,767
Avient Corp., 7.13%, 08/01/30(b)		200	203,681
Axon Enterprise, Inc., 6.13%, 03/15/30(b)		200	203,992
Eaton Corp., 4.15%, 11/02/42		500	430,069
			1,248,509
Insurance — 2.1%
Acrisure LLC/Acrisure Finance, Inc.(b)
4.25%, 02/15/29		128	116,802
7.50%, 11/06/30		464	440,074
6.75%, 07/01/32		546	490,754
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(b)
4.25%, 10/15/27		473	467,300
5.88%, 11/01/29		487	475,971
7.00%, 01/15/31		112	113,821
7.38%, 10/01/32		431	427,792
AmWINS Group, Inc., 4.88%, 06/30/29(b)		402	387,361
Aon Global Ltd., 4.60%, 06/14/44		500	435,305
Ardonagh Finco Ltd., 7.75%, 02/15/31(b)		893	903,061
CRC Insurance Group LLC, 7.13%, 06/01/31(b)		672	669,857
Global Atlantic Fin Co., (5-year CMT + 3.55%), 7.25%, 03/01/56(a)(b)		340	333,217
Howden U.K. Refinance PLC/Howden U.K. Refinance 2 PLC/Howden U.S. Refinance LLC(b)
7.25%, 02/15/31		1,000	968,629
8.13%, 02/15/32		306	274,292
HUB International Ltd., 7.25%, 06/15/30(b)		527	540,827
Jones Deslauriers Insurance Management, Inc., 8.50%, 03/15/30(b)		253	258,051
Liberty Mutual Group, Inc., 6.50%, 05/01/42(b)		2,000	2,033,256
Marsh & McLennan Cos., Inc., 5.88%, 08/01/33		1,500	1,588,392
Progressive Corp., 3.00%, 03/15/32		750	684,703
Prudential Financial, Inc.
5.90%, 03/17/36		500	514,712
Series D, 6.63%, 12/01/37		1,625	1,800,228
Ryan Specialty LLC, 4.38%, 02/01/30(b)		266	256,324
Teachers Insurance & Annuity Association of America, 4.27%, 05/15/47(b)		700	559,970
			14,740,699
Interactive Media & Services — 1.0%
Alphabet, Inc.
5.35%, 11/15/45		1,440	1,397,027
5.45%, 11/15/55(f)		900	862,733
5.30%, 05/15/65		600	550,259
5.70%, 11/15/75		300	287,966
Beignet Investor LLC, 6.58%, 05/30/49(b)(f)		903	921,198
Security		Par (000)	Value
Interactive Media & Services (continued)
Cogent Communications Group LLC/Cogent Finance, Inc., 6.50%, 07/01/32(b)	USD	500	$ 449,874
ION Platform Finance U.S., Inc./ION Platform Finance SARL(b)
5.00%, 05/01/28		177	162,619
9.00%, 08/01/29		152	135,246
Meta Platforms, Inc.
5.63%, 11/15/55		1,000	906,157
5.55%, 08/15/64		700	611,713
Snap, Inc.(b)
6.88%, 03/01/33		122	118,917
6.88%, 03/15/34		355	343,685
			6,747,394
Internet Software & Services — 0.9%
Amazon.com, Inc.
2.50%, 06/03/50		1,500	867,476
3.95%, 04/13/52(f)		3,630	2,755,991
5.80%, 03/13/56		500	496,810
Gen Digital, Inc., 7.13%, 09/30/30(b)		123	125,189
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.50%, 03/01/29(b)		173	162,966
Match Group Holdings II LLC(b)
5.00%, 12/15/27		120	119,581
4.13%, 08/01/30		120	112,939
3.63%, 10/01/31		180	161,953
6.13%, 09/15/33		53	52,374
Rakuten Group, Inc.(b)
11.25%, 02/15/27		726	750,054
9.75%, 04/15/29		200	217,362
Wayfair LLC(b)
7.75%, 09/15/30		271	284,886
6.75%, 11/15/32		238	244,401
			6,351,982
IT Services — 0.7%
Amentum Holdings, Inc., 7.25%, 08/01/32(b)		147	151,406
CACI International, Inc., 6.38%, 06/15/33(b)		246	249,498
CoreWeave, Inc.(b)
9.25%, 06/01/30(f)		371	373,410
9.00%, 02/01/31		222	219,383
9.75%, 10/01/31		953	950,898
Fair Isaac Corp.(b)
6.00%, 05/15/33		208	204,823
6.25%, 09/15/34		200	196,996
Fidelity National Information Services, Inc., 4.50%, 08/15/46		1,000	814,458
International Business Machines Corp.
4.40%, 07/27/32		500	485,898
4.75%, 02/06/33(f)		550	547,101
3.43%, 02/09/52		750	497,635
Rocket Software, Inc., 9.00%, 11/28/28(b)		412	409,539
			5,101,045
Leisure Products(b) — 0.2%
Gaia Purchaser, Inc., 07/15/33(c)		206	208,362
NCL Corp. Ltd.
7.75%, 02/15/29		175	182,610
5.88%, 01/15/31		206	199,934
6.75%, 02/01/32		213	212,521
6.25%, 09/15/33		188	182,580
NCL Finance Ltd., 6.13%, 03/15/28		151	152,152
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Leisure Products (continued)
Viking Cruises Ltd., 9.13%, 07/15/31	USD	195	$ 204,318
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29		231	230,982
			1,573,459
Machinery — 0.2%
Chart Industries, Inc., 7.50%, 01/01/30(b)		81	83,627
Esab Corp., 5.63%, 04/01/31(b)		199	199,216
John Deere Capital Corp., 4.40%, 09/08/31		445	441,137
Solaris Energy Infrastructure LLC, 6.38%, 05/15/31(b)		100	101,116
Terex Corp., 5.00%, 05/15/29(b)(f)		301	298,199
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27(b)		200	200,030
			1,323,325
Media — 4.0%
CCO Holdings LLC/CCO Holdings Capital Corp.(b)
5.13%, 05/01/27		836	834,302
5.38%, 06/01/29		221	216,197
4.75%, 03/01/30		228	216,178
4.25%, 02/01/31		675	607,893
7.38%, 03/01/31		447	448,076
7.00%, 02/01/33		1,181	1,158,190
4.50%, 06/01/33(f)		108	93,699
4.25%, 01/15/34		563	476,596
7.38%, 02/01/36		457	448,173
Charter Communications Operating LLC/Charter Communications Operating Capital
5.75%, 04/01/48		1,100	925,907
5.13%, 07/01/49		1,000	771,806
Comcast Corp.
6.45%, 03/15/37		790	847,166
3.90%, 03/01/38		1,500	1,270,417
4.70%, 10/15/48(f)		3,000	2,397,944
CSC Holdings LLC(b)
5.50%, 04/15/27		200	134,002
5.38%, 02/01/28		607	380,498
11.25%, 05/15/28		400	257,979
Directv Financing LLC, 8.88%, 02/01/30(b)		290	295,023
Directv Financing LLC/Directv Financing Co-Obligor, Inc.(b)
5.88%, 08/15/27		27	26,961
10.00%, 02/15/31(f)		1,032	1,070,912
9.25%, 06/01/32		188	191,017
Discovery Communications LLC
3.95%, 03/20/28		142	139,692
5.00%, 09/20/37		700	549,500
Discovery Global Holdings, Inc.
4.28%, 03/15/32		132	118,450
5.05%, 03/15/42		457	334,784
DISH DBS Corp.(b)
5.25%, 12/01/26		810	801,386
5.75%, 12/01/28		373	361,344
DISH Network Corp., 11.75%, 11/15/27(b)		910	935,072
Gray Media, Inc., 9.63%, 07/15/32(b)		1,082	1,044,292
Grupo Televisa SAB, 6.63%, 01/15/40		66	57,933
iHeartCommunications, Inc., 7.75%, 08/15/30(b)		900	839,520
McGraw-Hill Education, Inc.(b)
5.75%, 08/01/28		366	364,472
7.38%, 09/01/31		309	314,038
Nexstar Media, Inc.(b)
4.75%, 11/01/28		208	203,762
6.50%, 09/15/33		248	247,931
7.25%, 04/15/34		807	804,966
Security		Par (000)	Value
Media (continued)
Paramount Global
4.20%, 06/01/29	USD	200	$ 191,873
4.95%, 01/15/31		387	359,732
4.20%, 05/19/32		279	242,091
Sinclair Television Group, Inc., 8.13%, 02/15/33(b)(f)		287	294,797
Sirius XM Radio LLC(b)
5.00%, 08/01/27		980	978,690
4.13%, 07/01/30		500	470,615
5.88%, 04/15/32		137	135,396
Sunrise FinCo I BV, 4.88%, 07/15/31(b)		336	317,759
Univision Communications, Inc.(b)
8.50%, 07/31/31		100	100,433
9.38%, 08/01/32		302	306,844
8.88%, 04/15/33		1,100	1,082,866
Versant Media Group, Inc., 7.25%, 01/30/31(b)		172	177,945
Virgin Media O2 Vendor Financing Notes VI DAC, 8.50%, 03/15/33(b)		1,100	883,875
VZ Secured Financing BV, 7.50%, 01/15/33(b)		900	861,134
Walt Disney Co.
7.63%, 11/30/28		385	410,462
7.75%, 12/01/45		500	621,804
Ziggo BV, 4.88%, 01/15/30(b)		200	187,702
			27,810,096
Metals & Mining — 1.1%
Alcoa Nederland Holding BV, 7.13%, 03/15/31(b)		200	207,551
Alumina Pty. Ltd., 6.38%, 09/15/32(b)		200	203,677
Arsenal AIC Parent LLC(b)
8.00%, 10/01/30		161	167,794
11.50%, 10/01/31		635	680,510
Cleveland-Cliffs, Inc.(b)
6.88%, 11/01/29		272	274,389
7.00%, 03/15/32		107	106,154
7.63%, 01/15/34		819	817,870
Commercial Metals Co.(b)
5.75%, 11/15/33		93	92,451
6.00%, 12/15/35		102	101,736
Constellium SE(b)
3.75%, 04/15/29		250	240,413
6.38%, 08/15/32		250	254,778
ERO Copper Corp., 6.50%, 02/15/30(b)		244	243,734
First Quantum Minerals Ltd., 6.38%, 02/15/36(b)		311	304,917
Fortescue Treasury Pty. Ltd.(b)
5.88%, 04/15/30		177	179,221
4.38%, 04/01/31		198	188,378
Glencore Funding LLC, 6.14%, 04/01/55(b)		600	616,948
Kaiser Aluminum Corp., 4.50%, 06/01/31(b)		119	113,920
Mineral Resources Ltd.(b)
9.25%, 10/01/28		172	177,582
6.00%, 05/01/32		148	146,407
6.25%, 05/01/34		100	98,330
Novelis Corp.(b)
4.75%, 01/30/30		465	448,678
6.88%, 01/30/30		356	364,964
Rio Tinto Finance USA PLC, 4.13%, 08/21/42		400	341,588
Samarco Mineracao SA(g)
(9.00% Cash or 9.00% PIK), 9.50%, 06/30/31(h)		123	123,562
(9.00% PIK), 9.50%, 06/30/31(b)		9	9,102
Skeena Resources Ltd., 8.50%, 04/01/31(b)		237	248,949
Steel Dynamics, Inc., 5.75%, 05/15/55		400	396,971

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Metals & Mining (continued)
Vale Overseas Ltd., 6.40%, 06/28/54	USD	36	$ 36,684
Volcan Cia Minera SAA, 8.50%, 10/28/32(b)		74	76,287
			7,263,545
Mortgage Real Estate Investment Trusts (REITs)(b) — 0.1%
Starwood Property Trust, Inc.
5.25%, 10/15/28		100	99,544
7.25%, 04/01/29		230	237,469
6.00%, 04/15/30		48	48,175
6.50%, 07/01/30		194	198,116
6.50%, 10/15/30		212	216,894
			800,198
Multi-Utilities — 0.9%
AmeriGas Partners LP/AmeriGas Finance Corp.(b)
9.50%, 06/01/30		206	221,043
6.88%, 06/01/31		100	101,248
KeySpan Gas East Corp., 5.82%, 04/01/41(b)		1,010	1,000,576
NiSource, Inc., 1.70%, 02/15/31		400	348,914
Piedmont Natural Gas Co., Inc., 5.10%, 02/15/35(f)		4,450	4,432,334
			6,104,115
Oil, Gas & Consumable Fuels — 5.8%
Aethon United BR LP/Aethon United Finance Corp., 7.50%, 10/01/29(b)		214	222,561
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 06/15/29(b)		470	468,519
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(b)
9.00%, 11/01/27		91	101,010
5.88%, 06/30/29		201	200,407
6.63%, 07/15/33		102	103,158
Blue Racer Midstream LLC/Blue Racer Finance Corp.(b)
7.00%, 07/15/29		120	123,007
7.25%, 07/15/32		97	100,352
BP Capital Markets America, Inc.
2.72%, 01/12/32(f)		620	557,326
3.38%, 02/08/61		600	386,396
Breakwater Energy Holdings SARL, 9.25%, 11/15/30(b)		250	263,770
Buckeye Partners LP
4.13%, 12/01/27		150	148,062
4.50%, 03/01/28(b)		214	211,861
5.60%, 10/15/44		59	52,642
Burlington Resources LLC, 5.95%, 10/15/36		685	728,327
California Resources Corp., 7.00%, 01/15/34(b)		335	331,291
Caturus Energy LLC, 8.50%, 02/15/30(b)		383	399,093
Cheniere Energy Partners LP, 5.55%, 10/30/35		3,000	3,047,396
Chord Energy Corp., 6.00%, 10/01/30(b)		343	344,449
CNX Resources Corp.(b)
7.38%, 01/15/31		200	204,831
7.25%, 03/01/32		167	172,051
5.88%, 03/01/34		169	164,460
Comstock Resources, Inc.(b)
6.75%, 03/01/29		556	546,616
5.88%, 01/15/30		351	331,052
ConocoPhillips Co., 3.76%, 03/15/42		600	485,072
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31(b)		500	490,777
Crescent Energy Finance LLC(b)
7.75%, 07/31/29		59	59,147
9.75%, 10/15/30		98	103,880
7.63%, 04/01/32		329	331,653
Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Crescent Energy Finance LLC(b) (continued)
7.38%, 01/15/33	USD	67	$ 66,598
8.38%, 01/15/34		346	356,380
CVR Energy, Inc.(b)
7.50%, 02/15/31		175	174,167
7.88%, 02/15/34		327	323,507
Delek Logistics Partners LP/Delek Logistics Finance Corp.(b)
8.63%, 03/15/29		127	131,998
7.38%, 06/30/33		219	223,107
6.88%, 06/01/34		177	176,165
Devon Energy Corp., 5.60%, 07/15/41		300	295,564
Ecopetrol SA, 8.88%, 01/13/33		32	35,040
Energy Transfer LP
6.25%, 04/15/49		540	538,681
Series H, (5-year CMT + 5.69%), 6.50%(a)(l)		4,000	4,002,064
Enterprise Products Operating LLC, 6.13%, 10/15/39		1,400	1,496,020
EOG Resources, Inc., 5.10%, 01/15/36		200	198,131
EQT Corp., 4.50%, 01/15/29		5	4,964
Genesis Energy LP/Genesis Energy Finance Corp.
8.25%, 01/15/29		301	310,816
7.88%, 05/15/32		227	234,055
8.00%, 05/15/33		188	195,551
Global Partners LP/GLP Finance Corp.(b)
8.25%, 01/15/32		100	104,734
7.13%, 07/01/33		166	167,967
Gran Tierra Energy, Inc., 9.50%, 10/15/29(b)		200	183,002
Harvest Midstream I LP(b)
7.50%, 05/15/32		171	177,116
6.75%, 05/15/34		171	173,438
Hess Midstream Operations LP, 5.50%, 10/15/30(b)		200	199,242
Hilcorp Energy I LP/Hilcorp Finance Co.(b)
5.75%, 02/01/29		243	242,056
6.00%, 02/01/31		128	123,986
6.25%, 04/15/32		367	355,264
8.38%, 11/01/33		364	379,022
Howard Midstream Energy Partners LLC(b)
7.38%, 07/15/32		227	235,107
6.63%, 01/15/34		78	78,667
Impulsora Pipeline LLC, 6.05%, 01/01/43		1,460	1,276,323
Infinity Natural Resources LLC, 7.63%, 04/01/31(b)		300	297,968
ITT Holdings LLC, 6.50%, 08/01/29(b)(f)		460	454,609
Kinder Morgan, Inc., 5.05%, 02/15/46		1,400	1,260,021
Kinetik Holdings LP, 6.63%, 12/15/28(b)		384	390,347
Marathon Petroleum Corp., 6.50%, 03/01/41(f)		1,150	1,232,940
Matador Resources Co.(b)
6.50%, 04/15/32		159	159,868
6.25%, 04/15/33		125	124,545
MC Brazil Downstream Trading SARL, 7.25%, 06/30/31(h)		176	165,454
MPLX LP
4.25%, 12/01/27		250	248,815
4.80%, 02/15/29		500	501,076
Murphy Oil Corp., 6.50%, 02/15/34		100	99,066
Murphy Oil USA, Inc., 4.75%, 09/15/29		100	98,422
Noble Finance II LLC, 8.00%, 04/15/30(b)		198	205,159
Northern Oil & Gas, Inc.(b)
8.75%, 06/15/31		100	103,000
7.88%, 10/15/33		331	328,895
NuStar Logistics LP, 5.63%, 04/28/27		100	100,270
Permian Resources Operating LLC(b)
5.88%, 07/01/29		170	169,976
7.00%, 01/15/32		581	600,929
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Petrobras Global Finance BV, 6.75%, 01/27/41	USD	70	$ 69,672
Petroleos Mexicanos
8.75%, 06/02/29		165	176,493
5.95%, 01/28/31		152	150,343
Pluspetrol Camisea SA/Pluspetrol Lote 56 SA, 6.24%, 07/03/36(b)		50	52,040
Raizen Fuels Finance SA, 6.45%, 02/25/37(b)(e)(m)		200	110,000
Rockies Express Pipeline LLC, 4.95%, 07/15/29(b)		242	238,831
SM Energy Co.(b)
6.75%, 08/01/29		100	101,822
8.63%, 11/01/30		450	472,598
6.63%, 04/15/34		345	339,592
Sunoco LP(b)
7.00%, 05/01/29		112	115,076
4.50%, 10/01/29		569	552,606
4.63%, 05/01/30		345	333,227
5.63%, 03/15/31		343	340,498
7.25%, 05/01/32		113	117,216
6.63%, 08/15/32		201	204,430
Sunoco LP/Sunoco Finance Corp., 7.00%, 09/15/28(b)		120	122,393
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(b)
5.50%, 01/15/28		195	194,587
7.38%, 02/15/29		281	288,240
6.00%, 09/01/31		140	138,509
6.75%, 03/15/34		100	100,885
TransCanada PipeLines Ltd., 5.60%, 03/31/34		500	510,769
Transocean International Ltd., 7.88%, 10/15/32(b)		494	515,706
Valaris Ltd., 8.38%, 04/30/30(b)		262	272,081
Venture Global Calcasieu Pass LLC(b)
3.88%, 08/15/29		740	705,925
4.13%, 08/15/31		135	126,745
Venture Global LNG, Inc.(b)
9.50%, 02/01/29		806	867,539
7.00%, 01/15/30		100	101,991
9.88%, 02/01/32		1,105	1,179,650
Venture Global Plaquemines LNG LLC(b)
6.13%, 12/15/30		720	736,674
7.50%, 05/01/33		527	578,389
7.75%, 05/01/35		444	497,934
Vista Energy Argentina SAU, 8.50%, 06/10/33(b)		38	40,538
			40,032,257
Passenger Airlines — 0.4%
American Airlines Pass-Through Trust
Series 2015-2, Class A, 4.00%, 03/22/29		790	774,271
Series 2015-2, Class AA, 3.60%, 03/22/29		789	777,548
American Airlines, Inc., 7.25%, 02/15/28(b)		151	152,836
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/29(b)		207	207,402
JetBlue Airways Corp./JetBlue Loyalty LP, 9.88%, 09/20/31(b)		769	696,493
United Airlines Holdings, Inc., 4.88%, 03/01/29		355	350,842
			2,959,392
Personal Care Products — 0.1%
Edgewell Personal Care Co., 5.50%, 06/01/28(b)		235	234,663
Opal Bidco SAS, 6.50%, 03/31/32(b)		200	204,040
Perrigo Finance Unlimited Co., 6.13%, 09/30/32		351	335,242
Security		Par (000)	Value
Personal Care Products (continued)
Prestige Brands, Inc.(b)
5.13%, 01/15/28	USD	100	$ 99,922
3.75%, 04/01/31		101	92,687
			966,554
Pharmaceuticals — 1.3%
1261229 B.C. Ltd., 10.00%, 04/15/32(b)		2,800	2,835,941
AbbVie, Inc.
4.30%, 05/14/36		1,000	944,115
4.88%, 11/14/48(f)		2,095	1,882,617
AdaptHealth LLC(b)
4.63%, 08/01/29		203	195,867
5.13%, 03/01/30		153	148,447
Bristol-Myers Squibb Co.
4.50%, 03/01/44		350	306,248
4.35%, 11/15/47		300	249,629
Endo Finance Holdings LP, 8.50%, 04/15/31(b)		100	105,121
HLF Financing SARL LLC/Herbalife International, Inc.(b)
4.88%, 06/01/29		367	343,589
7.75%, 05/01/33		316	320,280
Jazz Securities DAC, 4.38%, 01/15/29(b)		269	263,505
Takeda Pharmaceutical Co. Ltd., 2.05%, 03/31/30		500	454,375
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26		747	744,012
			8,793,746
Real Estate Management & Development — 0.2%
Alpha Star Holding IX Ltd., 7.00%, 08/26/28(h)		200	198,686
CoreLogic, Inc., 4.50%, 05/01/28(b)		147	143,592
Fantasia Holdings Group Co. Ltd.(e)(h)(m)
11.75%, 04/17/22		200	2,200
10.88%, 01/09/23		307	3,454
11.88%, 06/01/23		400	4,500
9.25%, 07/28/23		300	3,375
Howard Hughes Corp.(b)
4.13%, 02/01/29		88	85,023
4.38%, 02/01/31		100	94,572
6.13%, 03/01/34		200	197,608
i-595 Express LLC, 3.31%, 12/31/31		520	500,199
			1,233,209
Retail REITs — 0.3%
Simon Property Group LP, 6.75%, 02/01/40		1,670	1,883,959
Semiconductors & Semiconductor Equipment — 1.8%
Broadcom, Inc.
4.75%, 04/15/29		2,500	2,514,376
4.15%, 04/15/32(b)		1,500	1,443,663
3.47%, 04/15/34		700	628,593
3.50%, 02/15/41		700	559,301
3.75%, 02/15/51		950	705,279
Entegris, Inc., 4.75%, 04/15/29(b)		194	191,713
Intel Corp.
5.13%, 02/10/30		750	759,065
2.00%, 08/12/31(f)		1,000	871,246
Kioxia Holdings Corp., 6.25%, 07/24/30(b)		400	412,628
KLA Corp., 5.00%, 03/15/49		500	457,370
Micron Technology, Inc., 6.05%, 11/01/35		1,500	1,593,244
QUALCOMM, Inc.
4.25%, 05/20/32		445	436,606
5.40%, 05/20/33		250	258,869
4.30%, 05/20/47(f)		2,380	1,938,304
			12,770,257

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Software — 2.1%
Capstone Borrower, Inc., 8.00%, 06/15/30(b)	USD	464	$ 440,815
Cloud Software Group, Inc.(b)
6.50%, 03/31/29		679	658,821
9.00%, 09/30/29		708	687,207
8.25%, 06/30/32		674	631,703
6.63%, 08/15/33		287	248,827
Microsoft Corp.
2.53%, 06/01/50		1,600	951,460
2.92%, 03/17/52(f)		2,250	1,428,337
OAK-Eagle Acquireco, Inc., 8.75%, 07/01/34(b)(f)		745	790,685
Open Text Corp., 3.88%, 12/01/29(b)		570	524,083
Open Text Holdings, Inc., 4.13%, 12/01/31(b)		434	381,003
Oracle Corp.
5.70%, 02/04/36		345	334,117
3.60%, 04/01/40(f)		3,025	2,205,732
5.95%, 09/26/55(f)		1,000	849,818
6.70%, 02/04/56		2,770	2,607,154
6.13%, 08/03/65		600	504,166
ROBLOX Corp., 3.88%, 05/01/30(b)		232	219,245
SS&C Technologies, Inc., 6.50%, 06/01/32(b)		249	251,124
UKG, Inc., 6.88%, 02/01/31(b)		591	574,144
			14,288,441
Specialty Retail — 0.6%
Advance Auto Parts, Inc.(b)
7.00%, 08/01/30		371	380,400
7.38%, 08/01/33		200	207,294
Bath & Body Works, Inc., 6.63%, 10/01/30(b)		492	501,882
FirstCash, Inc.(b)
4.63%, 09/01/28		261	256,585
5.63%, 01/01/30		132	131,221
6.88%, 03/01/32		100	102,759
Gap, Inc.(b)
3.63%, 10/01/29		255	240,267
3.88%, 10/01/31		100	91,119
Kohl’s Corp., 5.13%, 05/01/31		423	378,146
Michaels Cos., Inc., 8.50%, 03/15/33(b)		508	503,171
Nordstrom, Inc., 4.38%, 04/01/30		114	109,721
PetSmart LLC/PetSmart Finance Corp., 10.00%, 09/15/33(b)		900	901,433
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31(b)		200	189,598
			3,993,596
Technology Hardware, Storage & Peripherals — 0.5%
Apple, Inc.
4.38%, 05/13/45		1,000	865,879
3.75%, 09/12/47		700	536,870
2.65%, 02/08/51		2,280	1,382,902
NCR Atleos Corp., 9.50%, 04/01/29(b)		135	143,949
NCR Voyix Corp., 5.13%, 04/15/29(b)		326	318,022
Seagate Data Storage Technology Pte. Ltd.(b)
8.25%, 12/15/29		174	181,944
8.50%, 07/15/31		111	115,992
			3,545,558
Textiles, Apparel & Luxury Goods — 0.1%
Beach Acquisition Bidco LLC, (10.00% Cash or 10.75% PIK), 10.00%, 07/15/33(b)(g)		243	276,270
VF Corp., 2.95%, 04/23/30		100	91,171
			367,441
Security		Par (000)	Value
Tobacco — 1.1%
Altria Group, Inc.
2.45%, 02/04/32	USD	200	$ 175,959
5.38%, 01/31/44		2,000	1,878,038
3.70%, 02/04/51		1,000	695,867
BAT Capital Corp.
3.22%, 09/06/26		394	393,260
7.08%, 08/02/43		500	556,933
4.54%, 08/15/47		1,500	1,236,552
7.08%, 08/02/53		450	507,792
Philip Morris International, Inc., 5.38%, 02/15/33		1,000	1,026,441
Reynolds American, Inc., 7.00%, 08/04/41		1,000	1,088,882
			7,559,724
Transportation Infrastructure — 0.1%
FedEx Corp., 4.10%, 02/01/45		500	415,484
Water Utilities — 0.2%
American Water Capital Corp., 4.45%, 06/01/32		1,350	1,326,374
Wireless Telecommunication Services — 1.5%
Digicel International Finance Ltd. U.S. LLC, 8.63%, 08/01/32(b)		645	664,753
Iliad Holding SAS(b)
7.00%, 10/15/28		255	256,094
8.50%, 04/15/31		200	211,887
7.00%, 04/15/32		322	328,169
Rogers Communications, Inc.
7.50%, 08/15/38		2,325	2,630,213
(5-year CMT + 2.65%), 7.00%, 04/15/55(a)		400	409,322
Telecom Argentina SA, 9.25%, 05/28/33(b)		22	23,707
T-Mobile USA, Inc.
3.88%, 04/15/30		2,000	1,937,951
2.55%, 02/15/31		500	453,678
3.30%, 02/15/51		500	326,150
5.75%, 01/15/54		900	859,248
5.80%, 09/15/62		500	480,021
Turkcell Iletisim Hizmetleri A/S, 7.65%, 01/24/32(b)		200	206,972
Vmed O2 U.K. Financing I PLC(b)
4.25%, 01/31/31		600	493,412
6.75%, 01/15/33		400	338,666
Vodafone Group PLC, 4.88%, 06/19/49		700	593,683
WOM Mobile SA, (5.50% Cash and 6.25% PIK), 11.00%, 04/01/31(b)(g)		11	11,449
Zegona Finance PLC, 6.75%, 07/15/29(h)	EUR	90	106,468
			10,331,843
Total Corporate Bonds — 68.5% (Cost: $481,933,403)			475,022,710
Floating Rate Loan Interests(a)
Aerospace & Defense — 0.0%
Arcline FM Holdings LLC, 2025 1st Lien Term Loan, 06/23/30(n)	USD	— (o)	48
Cubic Corp.
2025 Second Out Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.76%), 8.43%, 05/25/29		2	122
2025 Second Out Term Loan C, (3-mo. CME Term SOFR at 0.75% Floor + 3.51%), 6.92%, 05/25/29		1	63
			233
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Chemicals — 0.0%
Advancion Holdings LLC, 2020 2nd Lien Term Loan, (3-mo. CME Term SOFR + 7.85%), 11.52%, 11/24/28(d)	USD	64	$ 48,300
Oxea Corp., 2017 USD Term Loan B2, (3-mo. CME Term SOFR at 0.00% Floor + 4.85%), 8.53%, 04/08/31		25	16,421
			64,721
Commercial Services & Supplies — 0.0%
LABL, Inc., 2026 USD Interim New Money DIP Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.75%), 10.43%, 12/02/26		11	11,397
Diversified Telecommunication Services — 0.0%
Zayo Group Holdings, Inc., 2025 USD Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.11% and 0.50% PIK), 7.26%, 03/11/30(g)		— (o)	233
Health Care Providers & Services — 0.0%
Quorum Health Corp., 2020 Term Loan, 0.00%, 01/28/28(d)(e)(m)		138	100,458
Machinery — 0.0%
GrafTech Global Enterprises, Inc.
2024 Delayed Draw Term Loan, (1-mo. CME Term SOFR at 2.00% Floor + 6.00%), 9.64%, 12/21/29		34	32,428
2024 Term Loan, (3-mo. CME Term SOFR at 2.00% Floor + 6.00%), 9.67%, 12/21/29		59	56,750
PECF USS Intermediate Holding III Corp., 2026 Term Loan, (3-mo. CME Term SOFR at 2.00% Floor + 7.50%), 11.18%, 03/03/33		9	8,316
			97,494
Media — 0.1%
CSC Holdings LLC, 2019 Term Loan B5, (Prime + 1.50%), 8.25%, 04/15/27		318	222,671
Discovery Global Holdings, Inc., 2026 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 06/03/33		440	439,345
			662,016
Total Floating Rate Loan Interests — 0.1% (Cost: $1,069,961)			936,552
Foreign Agency Obligations
Argentina — 0.0%
Argentine Republic Government International Bonds(p)
1.75%, 07/09/27		81	72,015
4.75%, 07/09/27		74	59,274
			131,289
Barbados — 0.0%
Barbados Government International Bonds, 8.00%, 06/26/35(b)		149	159,430
Benin — 0.0%
Benin Government International Bonds, 7.96%, 02/13/38(b)		200	212,165
Bulgaria — 0.0%
Bulgaria Government International Bonds, Series 13Y, 5.00%, 03/05/37(h)		92	89,787
Security		Par (000)	Value
Canada — 0.9%
CDP Financial, Inc., 5.60%, 11/25/39(b)(f)	USD	5,890	$ 6,230,233
Cayman Islands — 0.0%
Kyrgyz Republic International Bonds, 7.75%, 06/03/30(b)		200	202,500
Chile — 0.0%
Chile Government International Bonds, 4.34%, 03/07/42		200	176,950
Dominican Republic — 0.1%
Dominican Republic International Bonds(b)
4.50%, 01/30/30		226	218,486
7.05%, 02/03/31		150	158,190
			376,676
Egypt — 0.0%
Egypt Government International Bonds, 7.50%, 02/16/61(b)		219	188,577
Guatemala — 0.1%
Guatemala Government Bonds(b)
5.38%, 04/24/32		200	200,252
6.60%, 06/13/36		200	212,800
			413,052
Hungary — 0.1%
Hungary Government International Bonds, 5.25%, 06/16/29(b)		200	202,375
Magyar Export-Import Bank Zrt, 6.00%, 05/16/29(h)	EUR	100	121,386
			323,761
Indonesia — 0.0%
Indonesia Government International Bonds, 3.88%, 01/15/33		100	112,564
Ivory Coast — 0.1%
Ivory Coast Government International Bonds
5.88%, 10/17/31(h)		192	225,998
8.08%, 04/01/36(b)	USD	200	219,588
			445,586
Kenya — 0.1%
Republic of Kenya Government International Bonds, 9.75%, 02/16/31(b)		200	217,500
Latvia — 0.0%
Latvia Government International Bonds, 5.13%, 07/30/34(b)		200	202,124
Mexico — 0.0%
Mexico Government International Bonds, 5.13%, 03/19/38	EUR	100	113,724
Morocco — 0.0%
Morocco Government International Bonds, 2.38%, 12/15/27(b)	USD	200	193,100
Nigeria — 0.1%
Nigeria Government International Bonds, 10.38%, 12/09/34(b)		200	237,600
Panama — 0.0%
Panama Government International Bonds, 6.40%, 02/14/35		200	211,330
Paraguay — 0.0%
Paraguay Government International Bonds, 2.74%, 01/29/33(h)		200	177,426

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Peru — 0.1%
Peruvian Government International Bonds
2.78%, 01/23/31	USD	151	$ 138,995
1.86%, 12/01/32		98	81,218
6.20%, 06/30/55		53	54,707
			274,920
Poland — 0.0%
Republic of Poland Government International Bonds
Series 10Y, 4.88%, 10/04/33		37	36,882
Series 30Y, 5.50%, 04/04/53		119	112,523
			149,405
Romania — 0.1%
Romanian Government International Bonds
5.25%, 11/25/27(b)		50	50,063
2.12%, 07/16/31(h)	EUR	179	182,003
4.63%, 03/04/33(b)		80	88,623
6.25%, 09/10/34(b)		145	174,923
6.75%, 07/11/39(b)		65	78,632
6.50%, 10/07/45(b)		80	92,252
			666,496
Serbia — 0.0%
Serbia International Bonds, 6.00%, 06/12/34(b)	USD	200	205,066
South Africa — 0.1%
Republic of South Africa Government International Bonds
7.95%, 11/19/54(b)		200	215,500
Series 30Y, 5.75%, 09/30/49		252	213,413
			428,913
Turkey — 0.0%
Turkiye Government International Bonds, Series 7Y, 7.13%, 02/12/32		200	205,050
Uruguay — 0.0%
Oriental Republic of Uruguay, 5.25%, 09/10/60		127	118,032
Uzbekistan — 0.0%
Republic of Uzbekistan International Bonds, 5.38%, 05/29/27(b)	EUR	100	115,753
Total Foreign Agency Obligations — 1.8% (Cost: $11,945,883)			12,579,009
Municipal Bonds
Arizona — 0.1%
Maricopa County Industrial Development Authority, RB, 7.38%, 10/01/29(b)	USD	890	929,306
California — 1.6%
City of Los Angeles California, GO, Series A, Sustainability Bonds, 5.00%, 09/01/42		2,000	1,920,514
Golden State Tobacco Securitization Corp., Refunding RB
Class B, (SAP), 3.29%, 06/01/42		2,610	2,047,949
Series A-1, 3.71%, 06/01/41		1,000	772,994
Oxnard Union High School District, Refunding GO, (BAM), 3.18%, 08/01/43		1,600	1,255,025
Regents of the University of California Medical Center Pooled Revenue, RB, BAB, Series H, 6.55%, 05/15/48		2,500	2,629,021
Security		Par (000)	Value
California (continued)
State of California, GO, BAB, 7.55%, 04/01/39	USD	1,500	$ 1,780,370
State of California, Refunding GO, 5.13%, 03/01/38		1,000	1,001,523
			11,407,396
Florida — 0.2%
State Board of Administration Finance Corp., RB, Series A, 5.53%, 07/01/34		1,500	1,559,793
Georgia — 0.2%
Municipal Electric Authority of Georgia, Refunding RB, BAB, 6.64%, 04/01/57		973	1,038,824
Hawaii — 0.3%
City & County Honolulu HI Wastewater System Revenue, Refunding RB, Series A, 2.62%, 07/01/45		1,000	675,384
State of Hawaii, GO, Series GK, 6.15%, 10/01/38		1,000	1,061,572
			1,736,956
Illinois — 0.2%
State of Illinois, GO, 5.10%, 06/01/33		1,595	1,611,101
Massachusetts — 0.8%
Massachusetts Educational Financing Authority, RB, Series A, 6.17%, 07/01/50		2,500	2,579,642
Massachusetts Educational Financing Authority, Refunding RB
Series A, 5.52%, 07/01/36		870	882,588
Series A, 6.35%, 07/01/49		1,340	1,399,340
University of Massachusetts Building Authority, Refunding RB, Series 3, 3.43%, 11/01/40		500	426,271
			5,287,841
New Jersey — 0.3%
New Jersey Turnpike Authority, RB, BAB, Series A, 7.10%, 01/01/41		1,750	1,997,006
New York — 0.7%
City of New York, GO
Series H, 6.29%, 02/01/45		600	628,532
Series D-1, Sustainability Bonds, 5.09%, 10/01/49		1,000	925,985
New York City Municipal Water Finance Authority, Refunding RB, BAB, 6.01%, 06/15/42		1,000	1,008,000
New York State Dormitory Authority, RB, BAB, Series F, 5.63%, 03/15/39		1,010	1,025,889
United Nations Development Corp., RB, S/F Housing, Series A, 6.54%, 08/01/55		850	896,583
			4,484,989
Texas — 0.4%
Dallas Fort Worth International Airport, Refunding RB, 2.84%, 11/01/46		2,000	1,453,569
Texas Natural Gas Securitization Finance Corp., Series 2023-1, Class A2, 5.17%, 04/01/41		1,500	1,511,777
			2,965,346
Total Municipal Bonds — 4.8% (Cost: $32,638,147)			33,018,558
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 9.0%
A&D Mortgage Trust, Series 2024-NQM5, Class A1, 5.70%, 11/25/69(b)		1,142	1,144,377
ACRA Trust, Series 2024-NQM1, Class A1, 5.61%, 10/25/64(b)		334	334,354
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Alternative Loan Trust
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35	USD	275	$ 242,189
Series 2006-OA21, Class A1, (1 mo. Term SOFR + 0.30%), 3.94%, 03/20/47(a)		270	237,658
Series 2007-OA10, Class 2A1, (1 mo. Term SOFR + 0.61%), 4.26%, 09/25/47(a)		3,162	407,773
Angel Oak Mortgage Trust(b)
Series 2024-10, Class A1, 5.35%, 10/25/69		1,222	1,221,311
Series 2026-3, Class A1, 06/25/71(a)(c)		2,775	2,774,953
Banc of America Funding Trust, Series 2007-2, Class 1A2, 6.00%, 03/25/37		173	134,029
Barclays Mortgage Loan Trust, Series 2025-NQM3, Class A1, 5.64%, 05/25/65(a)(b)		820	820,443
Bravo Residential Funding Trust(b)
Series 2021-NQM1, Class A1, 0.94%, 02/25/49(a)		330	312,839
Series 2023-NQM3, Class A1, 4.85%, 09/25/62		327	326,316
Series 2023-NQM4, Class A1, 6.44%, 05/25/63		752	750,046
Series 2025-NQM1, Class A1, 5.60%, 12/25/64		909	911,198
BRAVO Residential Funding Trust, Series 2026- NQM6, Class A1, 5.52%, 05/25/66(a)(b)		2,775	2,774,978
Chase Home Lending Mortgage Trust, Series 2019- ATR1, Class A12, 6.50%, 04/25/49(a)(b)		384	382,901
CIM Trust(b)
Series 2023-I1, Class A1, 6.03%, 04/25/58		731	729,285
Series 2023-I2, Class A1, 6.64%, 12/25/67		712	709,838
COLT Mortgage Loan Trust(b)
Series 2023-2, Class A1, 6.60%, 07/25/68		636	633,631
Series 2023-3, Class M1, 7.78%, 09/25/68(a)		800	800,710
Series 2024-6, Class A1, 5.39%, 11/25/69		854	852,911
Series 2024-7, Class A1, 5.54%, 12/26/69		994	994,412
Series 2024-INV4, Class A1, 5.61%, 05/25/69		947	949,257
Series 2025-11, Class M1, 5.95%, 11/25/70(a)		2,500	2,484,189
CSMC Trust, Series 2022-NQM5, Class A1, 5.17%, 05/25/67(a)(b)		2,077	2,070,359
Deephaven Residential Mortgage Trust(a)(b)
Series 2022-2, Class A1, 5.30%, 03/25/67		186	180,406
Series 2025-INV1, Class A1, 5.09%, 11/25/60		1,110	1,101,563
Ellington Financial Mortgage Trust(a)(b)
Series 2020-1, Class M1, 5.24%, 05/25/65		1,500	1,478,361
Series 2021-2, Class A1, 0.93%, 06/25/66		145	123,302
Flagstar Mortgage Trust, Series 2021-4, Class A1, 2.50%, 06/01/51(a)(b)		2,094	1,729,695
GCAT Trust(a)(b)
Series 2022-NQM3, Class A1, 5.35%, 04/25/67		915	912,657
Series 2024-INV4, Class A2, 5.50%, 12/25/54		685	684,074
GS Mortgage-Backed Securities Corp. Trust, Series 2022-PJ2, Class A4, 2.50%, 06/25/52(a)(b)		867	714,335
GS Mortgage-Backed Securities Trust, Series 2021- PJ2, Class A2, 2.50%, 11/25/51(a)(b)		780	642,036
GSR Mortgage Loan Trust, Series 2007-4F, Class 3A1, 6.00%, 07/25/37		69	43,230
Homes Trust(b)
Series 2024-NQM2, Class A1, 5.72%, 10/25/69		385	385,385
Series 2025-NQM5, Class M1, 5.80%, 09/25/70(a)		697	690,213
JP Morgan Mortgage Trust
Series 2006-S3, Class 1A12, 6.50%, 08/25/36		42	13,030
Series 2022-DSC1, Class A1, 4.75%, 01/25/63(a)(b)		333	323,405
Series 2022-INV3, Class A3B, 3.00%, 09/25/52(a)(b)		608	523,855
Series 2023-DSC1, Class A1, 4.63%, 07/25/63(a)(b)		241	234,157
Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
JP Morgan Mortgage Trust (continued)
Series 2024-INV1, Class A3, 5.50%, 04/25/55(a)(b)	USD	1,164	$ 1,164,385
Mello Mortgage Capital Acceptance, Series 2022- INV2, Class A3, 3.00%, 04/25/52(a)(b)		660	566,496
Merrill Lynch Mortgage Investors Trust, Series 2006- A3, Class 3A1, 5.33%, 05/25/36(a)		105	65,592
MFA Trust(b)
Series 2021-NQM1, Class M1, 2.31%, 04/25/65(a)		2,750	2,441,578
Series 2023-NQM3, Class A1, 6.62%, 07/25/68		929	927,917
OBX Trust(b)
Series 2022-INC3, Class A1, 3.00%, 02/25/52(a)		568	489,131
Series 2023-NQM5, Class A1A, 6.57%, 06/25/63		783	780,600
Series 2023-NQM6, Class A1, 6.52%, 07/25/63		618	617,437
Series 2024-NQM17, Class A1, 5.61%, 11/25/64(a)		772	774,152
Series 2024-NQM2, Class M1, 6.86%, 12/25/63(a)		1,500	1,504,660
PMT Loan Trust, Series 2024-INV1, Class A3, 5.50%, 10/25/59(a)(b)		1,449	1,449,034
PRKCM Trust(b)
Series 2023-AFC2, Class A1, 6.48%, 06/25/58		637	634,788
Series 2023-AFC3, Class A1, 6.58%, 09/25/58		879	878,053
Provident Funding Mortgage Trust, Series 2024-1, Class A1, 5.50%, 12/25/54(a)(b)		1,163	1,157,458
Radian Mortgage Capital Trust, Series 2024-J2, Class A4, 5.50%, 03/25/55(a)(b)		370	369,326
RCKT Mortgage Trust, Series 2022-2, Class A1, 3.00%, 02/25/52(a)(b)		842	723,680
Santander Mortgage Asset Receivable Trust, Series 2025-NQM6, Class A1, 5.14%, 11/25/65(a)(b)		2,120	2,104,918
Sequoia Mortgage Trust, Series 2024-INV1, Class A3, 5.50%, 10/25/54(a)(b)		615	612,484
Spruce Hill Mortgage Loan Trust, Series 2022-SH1, Class A1A, 4.10%, 07/25/57(b)		539	531,381
STAR Trust, Series 2021-1, Class M1, 2.36%, 05/25/65(a)(b)		2,050	1,835,144
Starwood Mortgage Residential Trust, Series 2020-3, Class M1, 3.54%, 04/25/65(a)(b)		2,000	1,786,604
Towd Point Mortgage Trust, Series 2017-4, Class A1, 2.75%, 06/25/57(a)(b)		28	27,563
Verus Securitization Trust(b)
Series 2022-3, Class A1, 5.13%, 02/25/67		2,131	2,027,332
Series 2024-8, Class A1, 5.36%, 10/25/69(a)		1,162	1,161,153
Series 2024-R1, Class A1, 5.22%, 09/25/69(a)		1,288	1,285,009
Series 2025-11, Class A1, 4.91%, 11/25/70(a)		1,574	1,562,325
Series 2025-11, Class M1, 5.66%, 11/25/70(a)		1,600	1,579,043
Visio Trust, Series 2023-2, Class A1, 6.60%, 10/25/58(b)		931	928,836
			62,765,740
Commercial Mortgage-Backed Securities — 3.5%
3650R Commercial Mortgage Trust, Series 2021-PF1, Class A5, 2.52%, 11/15/54		1,250	1,107,398
425 Trust(a)(b)(c)
Series 2026-LEX, Class E, 07/15/43		420	420,000
Series 2026-LEX, Class F, 07/15/43		200	200,000
Bank, Series 2021-BN35, Class C, 2.90%, 06/15/64(a)		672	563,903
Bayview Commercial Asset Trust, Series 2007-2A, Class A1, (1 mo. Term SOFR + 0.52%), 4.17%, 07/25/37(a)(b)		417	392,502
BBCMS Mortgage Trust, Series 2025-C35, Class D, 4.50%, 07/15/58(b)		330	256,058

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
BFLD Commercial Mortgage Trust, Series 2024- UNIV, Class D, (1 mo. Term SOFR + 2.69%), 6.32%, 11/15/41(a)(b)	USD	630	$ 630,591
BHMS Commercial Mortgage Trust, Series 2025- ATLS, Class A, (1 mo. Term SOFR + 1.85%), 5.48%, 08/15/42(a)(b)		506	507,959
BPR Commercial Mortgage Trust, Series 2024-PARK, Class D, 7.23%, 11/05/39(a)(b)		200	204,237
BRCK Trust(a)(b)
Series 2025-830B, Class E, 7.51%, 12/10/42		235	233,516
Series 2025-830B, Class F, 8.40%, 12/10/42		120	119,175
BX Commercial Mortgage Trust(a)(b)
Series 2024-MF, Class C, (1 mo. Term SOFR + 1.94%), 5.57%, 02/15/39		452	452,570
Series 2024-XL4, Class C, (1 mo. Term SOFR + 2.19%), 5.82%, 02/15/39		75	75,056
BX Trust(a)(b)
Series 2024-BIO, Class C, (1 mo. Term SOFR + 2.64%), 6.27%, 02/15/41		240	238,500
Series 2024-CNYN, Class C, (1 mo. Term SOFR + 1.94%), 5.57%, 04/15/41		560	560,700
Series 2026-CIP, Class E, (1 mo. Term SOFR + 3.10%), 6.73%, 05/15/38		115	115,862
Cantor Commercial Real Estate Lending, Series 2019- CF2, Class A5, 2.87%, 11/15/52		550	517,817
Century Plaza Towers, Series 2019-CPT, Class C, 3.10%, 11/13/39(a)(b)		250	226,610
CHI Commercial Mortgage Trust, Series 2025-110W, Class D, 6.63%, 12/13/40(a)(b)		110	109,878
Commercial Mortgage Trust(b)
Series 2025-167G, Class A, 5.50%, 08/10/40		309	303,117
Series 2025-167G, Class B, 5.93%, 08/10/40		341	335,993
Series 2025-SBX, Class B, 5.73%, 08/10/41(a)		722	716,123
CONE Trust, Series 2024-DFW1, Class D, (1 mo. Term SOFR + 3.04%), 6.67%, 08/15/41(a)(b)		660	656,331
Cross 2026-NQM8 Mortgage Trust, 07/25/71(a)(b)(c)		2,414	2,413,772
CSMC(a)(b)
Series 2020-FACT, Class D, (1 mo. Term SOFR + 4.32%), 7.95%, 10/15/37		900	828,000
Series 2021-BHAR, Class C, (1 mo. Term SOFR + 2.11%), 5.74%, 11/15/38		300	296,179
CSTL Commercial Mortgage Trust(a)(b)
Series 2026-GATE3, Class D, 5.70%, 02/10/43		100	99,613
Series 2026-GATE3, Class E, 6.55%, 02/10/43		280	280,249
DC Trust, Series 2024-HLTN, Class C, 7.29%, 04/13/40(a)(b)		220	217,767
DK Trust(a)(b)
Series 2025-LXP, Class B, (1 mo. Term SOFR + 1.84%), 5.48%, 08/15/37		220	220,344
Series 2025-LXP, Class C, (1 mo. Term SOFR + 2.24%), 5.88%, 08/15/37		236	236,442
FS ORL(a)(b)
Series 2026-ORL, Class B, (1 mo. Term SOFR + 1.55%), 5.18%, 02/15/41		440	440,550
Series 2026-ORL, Class E, (1 mo. Term SOFR + 3.25%), 6.88%, 02/15/41		150	150,184
GS Mortgage Securities Corp. Trust(a)(b)
Series 2025-800D, Class A, (1 mo. Term SOFR + 2.65%), 6.29%, 11/25/41		216	215,328
Series 2025-800D, Class B, (1 mo. Term SOFR + 3.45%), 7.09%, 11/25/41		400	398,875
Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
GS Mortgage Securities Trust, Series 2019-GC38, Class AAB, 3.84%, 02/10/52	USD	480	$ 475,997
Hilton USA Trust, Series 2025-NVIL, Class B, (1 mo. Term SOFR + 2.19%), 5.82%, 07/15/42(a)(b)		218	219,090
LEX Trust(a)(b)
Series 2026-450, Class B, (1 mo. Term SOFR + 1.70%), 5.33%, 03/15/43		900	902,812
Series 2026-450, Class E, (1 mo. Term SOFR + 3.70%), 7.33%, 03/15/43		330	326,922
LQR Trust, Series 2025-CALI, Class E, (1 mo. Term SOFR + 3.95%), 7.58%, 01/15/43(a)(b)		436	435,996
MIC Trust, Series 2023-MIC, Class B, 9.86%, 12/05/38(a)(b)		234	247,616
MLTI Trust, Series 2026-SF75, Class E, (1 mo. Term SOFR + 3.25%), 6.88%, 03/15/36(a)(b)		160	160,299
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4, 3.31%, 04/15/48		154	151,567
National Commercial Mortgage Trust, Series 2026- IND, Class C, (1 mo. Term SOFR + 1.75%), 5.38%, 06/15/43(a)(b)		445	445,694
NCMF Trust, Series 2025-MFS, Class E, 7.78%, 06/10/33(a)(b)		370	370,063
PENN Commercial Mortgage Trust, Series 2025-P11, Class A, 5.34%, 08/10/42(a)(b)		314	317,123
PRM8 Trust, Series 2026-PRM8, Class E, 6.53%, 05/10/41(a)(b)		120	117,977
SLG Office Trust(a)(b)
Series 2026-OMA, Class E, 7.19%, 04/15/41		115	114,977
Series 2026-OMA, Class F, 8.19%, 04/15/41		255	255,439
UBS Commercial Mortgage Trust, Series 2019-C18, Class A4, 3.04%, 12/15/52		1,200	1,122,557
VEGAS, Series 2024-GCS, Class D, 6.42%, 07/10/36(a)(b)		572	570,078
VRTX Trust, Series 2025-HQ, Class B, 5.67%, 08/05/42(a)(b)		730	719,053
Wells Fargo Commercial Mortgage Trust
Series 2016-LC25, Class A4, 3.64%, 12/15/59		1,700	1,693,546
Series 2024-BPRC, Class D, 7.08%, 07/15/43(b)		250	247,586
Series 2025-5C3, Class A3, 6.10%, 01/15/58		611	632,953
			24,268,544
Total Non-Agency Mortgage-Backed Securities — 12.5% (Cost: $89,954,081)			87,034,284
Preferred Securities
Capital Trusts — 7.1%(a)
Automobiles — 0.4%
General Motors Financial Co., Inc., Series C, 5.70%(l)		2,500	2,499,541
Banks(l) — 1.0%
ING Groep NV, Series NC10, 4.25%		1,500	1,358,365
PNC Financial Services Group, Inc., Series W, 6.25%(f)		3,500	3,577,861
U.S. Bancorp, Series J, 5.30%(f)		1,900	1,900,274
			6,836,500
Capital Markets — 0.6%
Bank of New York Mellon Corp., Series F, 4.63%(l)		2,750	2,747,375
State Street Corp., 4.93%, 06/01/77		1,485	1,336,342
			4,083,717
Electric Utilities — 1.4%
AES Andes SA, 8.15%, 06/10/55(b)		200	208,500
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Electric Utilities (continued)
NextEra Energy Capital Holdings, Inc.
5.65%, 05/01/79(f)	USD	4,750	$ 4,738,868
Series CC, 6.63%, 10/01/66		2,840	2,883,727
PG&E Corp., 7.38%, 03/15/55		1,723	1,755,706
			9,586,801
Financial Services(l) — 3.5%
Bank of America Corp.
Series FF, 5.88%(f)		3,500	3,533,110
Series OO, 6.63%		7,650	7,886,989
Citigroup, Inc.
Series BB, 7.20%		2,500	2,572,338
Series FF, 6.95%		2,500	2,557,563
Goldman Sachs Group, Inc., Series W, 7.50%		2,500	2,624,235
HSBC Holdings PLC
4.70%		275	257,891
6.00%(f)		235	235,940
6.50%(f)		1,090	1,102,648
NatWest Group PLC, 8.13%		225	249,029
UBS Group AG(b)
4.88%		2,000	1,994,892
9.25%		1,000	1,155,152
			24,169,787
Pharmaceuticals — 0.2%
CVS Health Corp.
6.75%, 12/10/54		320	333,389
7.00%, 03/10/55		1,305	1,354,853
			1,688,242
			48,864,588

	Shares
Preferred Stocks — 0.0%(e)
Financial Services — 0.0%
Federal National Mortgage Association, Series S, 8.25%(a)(l)	10,000	109,100
Labels Buyer LLC, 12.00%	127	104,140
		213,240
IT Services(l) — 0.0%
Veritas Newco
Series G, 12/31/49	428	8,560
Series G-1, 12/31/49	296	5,772
		14,332
		227,572
Trust Preferred — 0.1%
Banks — 0.1%
Citigroup Capital XIII, 10.30%, 10/30/40(a)	29,583	850,511
		850,511
Total Preferred Securities — 7.2% (Cost: $48,502,086)		49,942,671

Security		Par (000)	Value
U.S. Government Sponsored Agency Securities
Agency Obligations — 0.7%
Resolution Funding Corp. Principal Strip, 0.00%, 04/15/30(j)	USD	6,055	$ 5,141,508
Collateralized Mortgage Obligations — 5.6%
Fannie Mae REMICS
Series 2015-47, Class GL, 3.50%, 07/25/45		1,636	1,492,259
Series 2022-25, Class KL, 4.00%, 05/25/52		14,500	13,291,055
Series 2025-2, Class FG, (30-day Avg SOFR + 1.45%), 5.08%, 02/25/55(a)		268	269,582
Series 2025-24, Class PZ, 5.00%, 03/25/55		5,322	5,059,650
Series 2025-35, Class FJ, (30-day Avg SOFR + 1.60%), 5.23%, 05/25/55(a)		332	337,816
Series 5499, Class FW, (30-day Avg SOFR + 1.40%), 5.03%, 02/25/55(a)		2,718	2,746,419
Freddie Mac REMICS
Series 4350, Class DY, 4.00%, 06/15/44		1,220	1,173,278
Series 4398, Class ZX, 4.00%, 09/15/54		12,269	11,211,045
Series 4549, Class TZ, 4.00%, 11/15/45		2,351	2,256,506
Series 5471, Class FM, (30-day Avg SOFR + 1.40%), 5.03%, 11/25/54(a)		933	942,573
			38,780,183
Interest Only Collateralized Mortgage Obligations — 1.7%
Fannie Mae REMICS
Series 2012-47, Class NI, 4.50%, 04/25/42		513	61,395
Series 5112, Class KI, 3.50%, 06/25/51		12,883	2,353,020
Ginnie Mae
Series 2009-116, Class KS, (1 mo. Term SOFR + 6.36%), 2.72%, 12/16/39(a)		422	36,911
Series 2019-151, Class IA, 3.50%, 12/20/49		24,377	4,414,115
Series 2020-151, Class MI, 2.50%, 10/20/50		14,458	2,123,917
Series 2021-175, Class IE, 4.00%, 09/20/47		11,730	2,495,813
			11,485,171
Mortgage-Backed Securities(f) — 9.2%
Fannie Mae Mortgage-Backed Securities, 4.00%, 04/01/56		728	682,322
Freddie Mac Mortgage-Backed Securities
4.00%, 05/01/39		3,372	3,265,892
4.50%, 03/01/47		408	403,530
Ginnie Mae Mortgage-Backed Securities
5.50%, 08/15/33 - 07/20/55		7,702	7,779,967
6.00%, 07/20/55 - 11/20/55		2,178	2,251,156
6.50%, 11/20/55		482	504,416
Uniform Mortgage-Backed Securities
1.50%, 05/01/31		3,313	3,117,882
5.00%, 08/01/34 - 11/01/45		18,587	18,698,641
4.50%, 06/01/37 - 06/01/44		10,080	9,928,156
5.50%, 12/01/37 - 08/01/54		6,725	6,835,208
6.00%, 12/01/38 - 08/01/55		1,443	1,483,292
3.50%, 09/01/42 - 04/01/53		2,279	2,087,276
3.00%, 02/01/52		1,651	1,440,935
4.00%, 05/01/52 - 09/01/52		3,099	2,926,067
6.50%, 10/01/53		2,334	2,415,513
			63,820,253
Total U.S. Government Sponsored Agency Securities — 17.2% (Cost: $122,023,601)			119,227,115

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
U.S. Treasury Obligations
U.S. Treasury Bonds(f)
4.13%, 08/15/44	USD	29,600	$ 26,769,500
3.00%, 11/15/45		47,500	35,868,066
4.63%, 05/15/54		63,500	60,307,637
4.75%, 05/15/55		70,000	67,902,734
U.S. Treasury Notes, 4.00%, 05/31/28 - 11/15/35(f)		6,750	6,581,592
Total U.S. Treasury Obligations — 28.5% (Cost: $202,935,305)			197,429,529

	Shares
Warrants
Financial Services — 0.0%
Labels Buyer LLC(e)	114	285
Total Warrants — 0.0% (Cost: $ — )		285
Total Long-Term Investments — 148.6% (Cost: $1,048,614,574)		1,031,131,279
Short-Term Securities
Money Market Funds — 1.7%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 3.54%(q)(r)	11,477,171	11,477,171
Total Short-Term Securities — 1.7% (Cost: $11,477,171)		11,477,171
Total Investments — 150.3% (Cost: $1,060,091,745)		1,042,608,450
Liabilities in Excess of Other Assets — (50.3)%		(348,956,754)
Net Assets — 100.0%		$ 693,651,696

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Non-income producing security.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(i)	Convertible security.
(j)	Zero-coupon bond.
(k)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $1,022,169, representing 0.2% of its net assets as of period end, and an original cost of $1,022,391.

(l)	Perpetual security with no stated maturity date.
(m)	Issuer filed for bankruptcy and/or is in default.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Rounds to less than 1,000.
(p)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(q)	Affiliate of the Trust.
(r)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2026 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/25	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/26	Shares Held at 06/30/26	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Shares	$ 1,210,830	$ 10,266,341 (a)	$ —	$ —	$ —	$ 11,477,171	11,477,171	$ 111,845	$ —

(a)	Represents net amount purchased (sold).
Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Morgan Stanley & Co. LLC	3.50%(b)	04/08/26	Open	$ 105,860	$ 106,722	Corporate Bonds	Open/Demand
U.S. Bancorp Investments, Inc.	3.56 (b)	04/27/26	Open	554,813	558,379	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	3.78 (b)	05/19/26	Open	1,859,375	1,867,770	Corporate Bonds	Open/Demand
BNP Paribas SA	3.68 (b)	05/21/26	Open	4,781,250	4,800,418	U.S. Treasury Obligations	Open/Demand
BNP Paribas SA	3.68 (b)	05/21/26	Open	58,578,750	58,816,254	U.S. Treasury Obligations	Open/Demand
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
BNP Paribas SA	3.68%(b)	05/21/26	Open	$ 34,853,125	$ 34,994,435	U.S. Treasury Obligations	Open/Demand
BNP Paribas SA	3.68 (b)	05/21/26	Open	26,418,000	26,525,110	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	3.65 (b)	06/08/26	Open	316,484	317,222	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.67 (b)	06/08/26	Open	291,550	292,234	Corporate Bonds	Open/Demand
HSBC Bank PLC	3.70 (b)	06/09/26	Open	3,749,286	3,757,764	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	3.78 (b)	06/09/26	Open	2,921,250	2,927,998	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	298,751	299,372	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	229,957	230,435	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	403,010	403,847	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	783,545	785,173	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	1,047,183	1,049,359	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	2,349,869	2,354,751	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	823,214	824,924	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	658,596	659,964	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	3,020,044	3,026,319	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	947,853	949,822	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	708,971	710,444	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	9,954,907	9,975,591	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	492,176	493,198	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	1,296,871	1,299,565	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	760,678	762,259	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	139,763	140,054	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	1,277,716	1,280,370	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	3,399,761	3,406,825	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	1,143,655	1,146,031	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	491,838	492,860	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	15,675	15,707	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	138,845	139,133	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	710,425	711,901	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	105,306	105,525	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	428,040	428,929	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	1,797,655	1,801,390	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	1,107,282	1,109,583	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	1,392,340	1,395,233	U.S. Government Sponsored Agency Securities	Up to 30 Days

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
RBC Capital Markets, LLC	3.74%	06/10/26	07/13/26	$ 1,508,458	$ 1,511,592	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	299,851	300,474	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	3,156,116	3,162,673	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	110,090	110,319	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	6,131,955	6,144,696	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	1,692,243	1,695,759	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	372,820	373,595	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	390,015	390,826	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	1,295,414	1,298,105	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	175,969	176,335	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	826,557	828,274	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	6,388,099	6,401,372	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	703,411	704,872	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	995,424	997,492	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	165,452	165,796	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	1,037,113	1,039,268	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	3.74	06/10/26	07/13/26	601,395	602,645	U.S. Government Sponsored Agency Securities	Up to 30 Days
Morgan Stanley & Co. LLC	1.85	06/12/26	07/09/26	237,851	238,083	Corporate Bonds	Up to 30 Days
Morgan Stanley & Co. LLC	3.65	06/12/26	07/09/26	202,394	202,784	Corporate Bonds	Up to 30 Days
Morgan Stanley & Co. LLC	3.75	06/12/26	07/09/26	2,039,375	2,043,411	Corporate Bonds	Up to 30 Days
Nomura Securities International, Inc.	3.67 (b)	06/17/26	Open	481,875	482,563	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	3.65	06/22/26	07/31/26	152,750	152,889	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.68	06/22/26	07/31/26	824,625	825,384	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.68	06/22/26	07/31/26	805,000	805,741	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.70	06/22/26	07/31/26	751,425	752,120	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.70	06/22/26	07/31/26	1,799,081	1,800,745	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.75	06/22/26	07/31/26	1,574,370	1,575,846	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.75	06/22/26	07/31/26	810,188	810,947	Corporate Bonds	Up to 30 Days
BNP Paribas SA	3.62 (b)	06/23/26	Open	1,747,812	1,749,219	U.S. Treasury Obligations	Open/Demand
BNP Paribas SA	3.68 (b)	06/23/26	Open	68,162,500	68,218,242	U.S. Treasury Obligations	Open/Demand
BNP Paribas SA	3.67	06/25/26	07/07/26	3,053,680	3,055,548	Capital Trusts	Up to 30 Days
BNP Paribas SA	3.70	06/25/26	07/07/26	1,181,640	1,182,369	Capital Trusts	Up to 30 Days
BofA Securities, Inc.	3.40	06/25/26	09/14/26	306,239	306,412	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.50	06/25/26	09/14/26	538,296	538,610	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.50	06/25/26	09/14/26	769,000	769,449	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	06/25/26	09/14/26	1,465,000	1,465,879	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	06/25/26	09/14/26	997,631	998,230	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	06/25/26	09/14/26	108,420	108,485	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	06/25/26	09/14/26	304,645	304,828	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.65	06/25/26	09/14/26	2,681,662	2,683,294	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.65	06/25/26	09/14/26	1,397,812	1,398,663	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.65	06/25/26	09/14/26	20,989	21,002	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.65	06/25/26	09/14/26	227,089	227,227	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	06/25/26	09/14/26	53,820	53,853	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	06/25/26	09/14/26	1,626,875	1,627,878	Capital Trusts	31 - 90 Days
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Barclays Bank PLC	3.70%	06/26/26	07/24/26	$ 1,161,500	$ 1,162,097	Corporate Bonds	Up to 30 Days
Barclays Bank PLC	3.70	06/26/26	07/24/26	828,750	829,176	Corporate Bonds	Up to 30 Days
Barclays Bank PLC	3.70	06/26/26	07/24/26	1,032,121	1,032,651	Capital Trusts	Up to 30 Days
Barclays Bank PLC	3.70	06/26/26	07/24/26	120,015	120,077	Capital Trusts	Up to 30 Days
Barclays Bank PLC	3.70	06/26/26	07/24/26	220,540	220,654	Capital Trusts	Up to 30 Days
Barclays Bank PLC	3.70	06/26/26	07/24/26	951,250	951,739	Corporate Bonds	Up to 30 Days
Barclays Bank PLC	3.74	06/26/26	07/24/26	5,904,725	5,907,792	Foreign Agency Obligations	Up to 30 Days
Barclays Bank PLC	3.74	06/26/26	07/24/26	3,513,250	3,515,075	Corporate Bonds	Up to 30 Days
Barclays Bank PLC	3.74	06/26/26	07/24/26	2,328,750	2,329,960	Corporate Bonds	Up to 30 Days
Barclays Bank PLC	3.74	06/26/26	07/24/26	2,827,500	2,828,969	Corporate Bonds	Up to 30 Days
Barclays Bank PLC	3.74	06/26/26	07/24/26	2,913,750	2,915,264	Corporate Bonds	Up to 30 Days
Barclays Bank PLC	3.74	06/26/26	07/24/26	1,323,750	1,324,438	Corporate Bonds	Up to 30 Days
Barclays Bank PLC	3.74	06/26/26	07/24/26	2,090,972	2,092,058	Corporate Bonds	Up to 30 Days
Barclays Bank PLC	3.74	06/26/26	07/24/26	2,887,500	2,889,000	Corporate Bonds	Up to 30 Days
Barclays Bank PLC	3.74	06/26/26	07/24/26	2,902,500	2,904,008	Corporate Bonds	Up to 30 Days
Barclays Bank PLC	3.74	06/26/26	07/24/26	554,625	554,913	Corporate Bonds	Up to 30 Days
Barclays Bank PLC	3.74	06/26/26	07/24/26	4,393,750	4,396,032	Capital Trusts	Up to 30 Days
Barclays Bank PLC	3.74	06/26/26	07/24/26	4,199,687	4,201,869	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.55	06/26/26	07/24/26	78,165	78,204	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	2,079,687	2,080,768	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	2,887,500	2,889,000	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	882,682	883,141	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	3,800,000	3,801,974	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	4,008,200	4,010,282	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.60	06/26/26	09/14/26	93,473	93,519	Corporate Bonds	31 - 90 Days
Barclays Bank PLC	3.74 (b)	06/30/26	Open	3,795,000	3,795,394	Corporate Bonds	Open/Demand
				$ 348,305,737	$ 349,074,718

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Ultra U.S. Treasury Bond	27	09/21/26	$ 3,136	$ 56,489
2-Year U.S. Treasury Note	24	09/30/26	4,947	(38)
				56,451
Short Contracts
10-Year U.S. Treasury Note	74	09/21/26	8,132	22,970
10-Year U.S. Ultra Long Treasury Note	195	09/21/26	21,931	(149,467)
U.S. Long Bond	101	09/21/26	11,464	(245,752)
5-Year U.S. Treasury Note	163	09/30/26	17,449	4,554
				(367,695)
				$ (311,244)
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	118,029	EUR	99,679	BNP Paribas SA	07/16/26	$ 4,071
USD	121,986	EUR	103,021	BNP Paribas SA	07/16/26	4,208
USD	122,768	EUR	103,683	BNP Paribas SA	07/16/26	4,232

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Core Bond Trust (BHK)

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	129,042	EUR	108,982	BNP Paribas SA	07/16/26	$ 4,448
USD	217,202	EUR	183,443	BNP Paribas SA	07/16/26	7,482
USD	561,470	EUR	474,186	BNP Paribas SA	07/16/26	19,358
USD	200,445	EUR	172,000	BNP Paribas SA	09/16/26	3,296
USD	115,887	EUR	100,000	State Street Bank and Trust Co.	09/16/26	1,266
						48,361
EUR	722	USD	855	Wells Fargo Bank N.A.	07/16/26	(30)
USD	98,120	EUR	86,000	JPMorgan Chase Bank N.A.	09/16/26	(454)
						(484)
						$ 47,877
Centrally Cleared Credit Default Swaps — Buy Protection
Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.46.V2	5.00%	Quarterly	06/20/31	USD	7,684	$ (630,667)	$ (619,953)	$ (10,714)
Centrally Cleared Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.46.V1	1.00%	Quarterly	06/20/31	BBB+	USD	10	$ 223	$ 222	$ 1

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$ 222	$ (619,953)	$ 1	$ (10,714)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the
Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 84,013	$ —	$ 84,013
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	48,361	—	—	48,361
Swaps — centrally cleared Unrealized appreciation on centrally cleared swaps(a)	—	1	—	—	—	—	1
	$ —	$ 1	$ —	$ 48,361	$ 84,013	$ —	$ 132,375
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Core Bond Trust (BHK)

Derivative Financial Instruments Categorized by Risk Exposure (continued)
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 395,257	$ —	$ 395,257
Forward foreign currency exchange contracts Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	484	—	—	484
Swaps — centrally cleared Unrealized depreciation on centrally cleared swaps(a)	—	10,714	—	—	—	—	10,714
	$ —	$ 10,714	$ —	$ 484	$ 395,257	$ —	$ 406,455

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets
and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2026, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (232,189)	$ —	$ (232,189)
Forward foreign currency exchange contracts	—	—	—	50,563	—	—	50,563
Swaps	—	45,034	—	—	—	—	45,034
	$ —	$ 45,034	$ —	$ 50,563	$ (232,189)	$ —	$ (136,592)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ (471,038)	$ —	$ (471,038)
Forward foreign currency exchange contracts	—	—	—	39,102	—	—	39,102
Swaps	—	37,237	—	—	—	—	37,237
	$ —	$ 37,237	$ —	$ 39,102	$ (471,038)	$ —	$ (394,699)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$86,762,891
Average notional value of contracts — short	54,770,789
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	6,904,745
Average amounts sold — in USD	851
Credit default swaps:
Average notional value — buy protection	7,824,492
Average notional value — sell protection	4,039,728
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$ 282,532	$ 23,065
Forward foreign currency exchange contracts	48,361	484
Swaps — centrally cleared	3,372	—
Total derivative assets and liabilities in the Statements of Assets and Liabilities	334,265	23,549
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(285,904)	(23,065)
Total derivative assets and liabilities subject to an MNA	$ 48,361	$ 484

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Core Bond Trust (BHK)

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trust:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)(c)
BNP Paribas SA	$ 47,095	$ —	$ —	$ —	$ 47,095
State Street Bank and Trust Co.	1,266	—	—	—	1,266
	$ 48,361	$ —	$ —	$ —	$ 48,361

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)(d)
JPMorgan Chase Bank N.A.	$ 454	$ —	$ —	$ —	$ 454
Wells Fargo Bank N.A.	30	—	—	—	30
	$ 484	$ —	$ —	$ —	$ 484

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$ —	$ 55,906,545	$ —	$ 55,906,545
Common Stocks	—	6,796	27,225	34,021
Corporate Bonds	—	474,788,710	234,000	475,022,710
Floating Rate Loan Interests	—	787,794	148,758	936,552
Foreign Agency Obligations	—	12,579,009	—	12,579,009
Municipal Bonds	—	33,018,558	—	33,018,558
Non-Agency Mortgage-Backed Securities	—	87,034,284	—	87,034,284
Preferred Securities
Capital Trusts	—	48,864,588	—	48,864,588
Preferred Stocks	—	227,572	—	227,572
Trust Preferred	850,511	—	—	850,511
U.S. Government Sponsored Agency Securities	—	119,227,115	—	119,227,115
U.S. Treasury Obligations	—	197,429,529	—	197,429,529
Warrants	—	285	—	285
Short-Term Securities
Money Market Funds	11,477,171	—	—	11,477,171
	$12,327,682	$1,029,870,785	$409,983	$1,042,608,450
Derivative Financial Instruments(a)
Assets
Credit Contracts	$ —	$ 1	$ —	$ 1
Foreign Currency Exchange Contracts	—	48,361	—	48,361
Interest Rate Contracts	84,013	—	—	84,013
Liabilities
Credit Contracts	—	(10,714)	—	(10,714)
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Core Bond Trust (BHK)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Liabilities (continued)
Foreign Currency Exchange Contracts	$ —	$ (484)	$ —	$ (484)
Interest Rate Contracts	(395,257)	—	—	(395,257)
	$(311,244)	$37,164	$—	$(274,080)

(a)
Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $349,074,718 are categorized as Level 2 within the fair value hierarchy.
See notes to financial statements.

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)
June 30, 2026
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities
Arcano Euro CLO II DAC, Series 2X, Class D, (3-mo. EURIBOR + 3.30%), 5.47%, 07/25/39(a)(b)	EUR	100	$ 115,157
Arini European CLO V DAC, Series 5X, Class D, (3-mo. EURIBOR + 2.80%), 5.00%, 01/15/39(a)(b)		100	114,493
Aurium CLO VII DAC, Series 7X, Class DR, (3-mo. EURIBOR + 3.15%), 5.35%, 10/15/38(a)(b)		100	114,716
Aurium CLO XIII DAC, Series 13X, Class D, (3-mo. EURIBOR + 2.80%), 5.00%, 04/15/38(a)(b)		100	114,694
Avoca CLO XVIII DAC, Series 18X, Class DR, (3-mo. EURIBOR + 3.05%), 5.25%, 01/15/38(a)(b)		110	126,592
CIFC European Funding CLO I DAC, Series 1X, Class DR, (3-mo. EURIBOR + 3.20%), 5.40%, 07/15/32(a)(b)		100	115,057
CIFC European Funding CLO II DAC, Series 2X, Class DR, (3-mo. EURIBOR + 3.00%), 5.20%, 10/15/39(a)(b)		100	114,568
Contego CLO V DAC, Series 5X, Class DR, (3-mo. EURIBOR + 3.10%), 5.30%, 10/15/37(a)(b)		100	113,717
CVC Cordatus Loan Fund XXII DAC, Series 22X, Class D, (3-mo. EURIBOR + 3.15%), 5.55%, 12/15/34(a)(b)		100	114,552
Fidelity Grand Harbour CLO DAC, Series 2023-1X, Class DR, (3-mo. EURIBOR + 2.70%), 4.98%, 02/15/38(a)(b)		100	113,491
Hambridge Euro CLO 1 DAC, Series 1X, Class D, (3- mo. EURIBOR + 3.30%), 5.54%, 10/20/38(a)(b)		100	115,914
Henley CLO XI DAC, Series 11X, Class D, (3-mo. EURIBOR + 2.60%), 4.77%, 04/25/39(a)(b)		100	114,278
Rockfield Park CLO DAC, Series 1X, Class C, (3-mo. EURIBOR + 3.00%), 5.24%, 07/16/34(a)(b)		100	114,822
Rockford Tower Europe CLO DAC, Series 2025-1X, Class D, (3-mo. EURIBOR + 3.00%), 5.17%, 10/25/37(a)(b)		100	114,938
Signal Harmonic CLO I DAC, Series 1X, Class DR, (3- mo. EURIBOR + 3.50%), 5.70%, 07/15/38(a)(b)		100	114,580
Silver Point Euro CLO 1 DAC, Series 1X, Class D, (3- mo. EURIBOR + 3.00%), 5.10%, 01/15/39(a)(b)		100	115,174
Sona Fios CLO III DAC, Series 3X, Class D, (3-mo. EURIBOR + 3.25%), 5.49%, 04/20/37(a)(b)		110	126,828
Sona Fios CLO V DAC, Series 5X, Class D, (3-mo. EURIBOR + 3.30%), 5.50%, 08/25/38(a)(b)		100	115,396
Unique Pub Finance Co. PLC, Series 02, Class N, 6.46%, 03/30/32(a)	GBP	96	132,075
Total Asset-Backed Securities — 0.1% (Cost: $2,117,872)			2,221,042

	Shares
Common Stocks
Capital Markets — 0.0%
New Kleo Holdco(c)(d)	8,082	13,852
Financial Services — 0.0%
Labels Buyer LLC(d)	765	70,252
Food Products — 0.1%
Lamb Weston Holdings, Inc.	26,401	1,139,995
Health Care Equipment & Supplies — 0.1%
Medline, Inc., Class A(d)	73,616	2,903,415
Security	Shares	Value
Health Care Providers & Services — 0.0%
Quorum Restructuring Equity(c)(d)	19,441	$ —
Machinery — 0.0%
United Site Services, Inc.(c)(d)	27,796	277,960
Metals & Mining — 0.1%
Constellium SE, Class A(d)	78,436	2,499,756
Oil, Gas & Consumable Fuels — 0.4%
Energy Transfer LP	273,894	5,236,853
Enterprise Products Partners LP	48,797	1,793,778
		7,030,631
Real Estate Management & Development — 0.0%
ADLER Group SA(c)(d)	83,768	1
Semiconductors & Semiconductor Equipment — 0.0%
Maxeon Solar Technologies Ltd.(d)	1	—
Specialized REITs — 0.3%
VICI Properties, Inc.	182,425	4,843,383
Wireless Telecommunication Services — 0.1%
Altice France Lux 3(d)	56,189	1,106,963
Total Common Stocks — 1.1% (Cost: $17,837,502)		19,886,208

		Par (000)
Corporate Bonds
Advertising Agencies — 2.7%
Clear Channel Outdoor Holdings, Inc.(e)
7.75%, 04/15/28	USD	1,262	1,264,033
7.50%, 06/01/29		10,414	10,419,363
7.88%, 04/01/30		9,145	9,526,136
7.13%, 02/15/31		4,379	4,534,433
7.50%, 03/15/33		6,539	6,885,044
CMG Media Corp., 8.88%, 06/18/29(e)		1,123	821,937
Lamar Media Corp., 5.38%, 11/01/33(e)		733	718,398
Neptune Bidco U.S., Inc.(e)
9.29%, 04/15/29		1,889	1,926,446
10.38%, 05/15/31		1,185	1,228,152
9.50%, 02/15/33		2,547	2,575,162
Outfront Media Capital LLC/Outfront Media Capital Corp.(e)
4.25%, 01/15/29		86	83,739
4.63%, 03/15/30		1,377	1,335,531
7.38%, 02/15/31		1,741	1,810,490
6.00%, 06/15/34		4,432	4,423,910
Stagwell Global LLC, 5.63%, 08/15/29(e)		553	533,380
Summer BC Holdco B SARL, 5.88%, 02/15/30(a)	EUR	100	100,152
			48,186,306
Aerospace & Defense — 3.6%
AAR Escrow Issuer LLC, 6.75%, 03/15/29(e)	USD	469	479,141
ATI, Inc.
5.88%, 12/01/27		886	886,434
7.25%, 08/15/30		2,612	2,711,969
5.13%, 10/01/31		1,855	1,836,075
5.88%, 06/15/33		452	458,279
Bombardier, Inc.(e)
8.75%, 11/15/30		712	752,623
7.25%, 07/01/31		186	194,616
7.00%, 06/01/32		2,123	2,199,248
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Aerospace & Defense (continued)
Bombardier, Inc.(e) (continued)
6.75%, 06/15/33	USD	2,064	$ 2,136,510
Czechoslovak Group A/S, 5.25%, 01/10/31(a)	EUR	100	116,054
Efesto Bidco SpA Efesto U.S. LLC, Series XR, 7.50%, 02/15/32(e)	USD	8,840	8,845,914
Goat Holdco LLC, 6.75%, 02/01/32(e)		563	577,003
Moog, Inc., 5.50%, 10/15/34(e)		773	761,229
TransDigm, Inc.(e)
6.63%, 03/01/32		13,051	13,385,379
6.00%, 01/15/33		125	126,228
6.38%, 05/31/33		13,354	13,480,970
6.25%, 01/31/34		619	631,625
6.75%, 01/31/34		8,334	8,548,259
6.13%, 07/31/34		7,492	7,482,365
			65,609,921
Air Freight & Logistics(e) — 0.1%
Rand Parent LLC, 8.50%, 02/15/30		1,223	1,266,840
Stonepeak Nile Parent LLC, 7.25%, 03/15/32		423	438,031
			1,704,871
Automobile Components — 1.9%
American Axle & Manufacturing, Inc.(e)
6.38%, 10/15/32		820	817,117
7.75%, 10/15/33		857	846,602
Clarios Global LP/Clarios U.S. Finance Co.
6.75%, 05/15/28(e)		7,384	7,492,104
6.75%, 02/15/30(e)		3,708	3,820,834
4.75%, 06/15/31(e)	EUR	2,277	2,631,849
4.75%, 06/15/31(a)		110	127,142
6.75%, 09/15/32(e)	USD	4,802	4,904,211
Cyprium Corp./Cyprium Holdings Luxembourg SARL, 6.13%, 04/15/31(e)		1,242	1,241,946
Dana, Inc.
4.25%, 09/01/30		242	241,182
4.50%, 02/15/32		395	394,029
Dorman Products, Inc., 6.25%, 06/15/34(e)		164	165,884
Forvia SE, 5.50%, 06/15/31(a)	EUR	115	134,543
Garrett Motion Holdings, Inc./Garrett LX I SARL, 7.75%, 05/31/32(e)	USD	1,354	1,421,685
Goodyear Tire & Rubber Co.
6.63%, 07/15/30		653	630,677
8.88%, 07/15/32		1,771	1,786,373
IHO Verwaltungs GmbH(f)
(7.00% Cash or 7.75% PIK), 7.00%, 11/15/31(a)	EUR	100	122,086
(7.38% Cash or 8.13% PIK), 7.38%, 05/15/33(e)	USD	1,135	1,179,993
Mahle GmbH, 6.50%, 05/02/31(a)	EUR	206	245,314
Qnity Electronics, Inc.(e)
5.75%, 08/15/32	USD	1,533	1,541,165
6.25%, 08/15/33		945	961,477
Schaeffler AG(a)
4.25%, 04/01/28	EUR	100	115,292
5.38%, 04/01/31		100	119,315
5.00%, 05/13/33		100	115,637
Tenneco, Inc., 8.00%, 11/17/28(e)	USD	2,029	2,041,689
Valeo SE, 4.88%, 02/03/33(a)	EUR	200	228,601
ZF Europe Finance BV(a)
7.00%, 06/12/30		300	364,430
5.50%, 02/17/32		100	113,040
ZF North America Capital, Inc., 7.50%, 03/24/31(a)	USD	150	151,012
			33,955,229
Automobiles — 1.7%
Allison Transmission, Inc., 5.88%, 12/01/33(e)		837	834,402
Aston Martin Capital Holdings Ltd., 10.38%, 03/31/29(a)	GBP	104	109,794
Security		Par (000)	Value
Automobiles (continued)
Carvana Co.(e)(f)
(11.00% Cash or 13.00% PIK), 9.00%, 06/01/30	USD	3,641	$ 3,764,365
(9.00% PIK), 9.00%, 06/01/31		7,205	7,951,178
Cougar JV Subsidiary LLC, 8.00%, 05/15/32(e)		1,059	1,110,082
Global Auto Holdings Ltd./AAG FH U.K. Ltd., 11.50%, 08/15/29(e)		639	603,947
Group 1 Automotive, Inc., 6.38%, 01/15/30(e)		775	784,723
Ken Garff Automotive LLC, 4.88%, 09/15/28(e)		381	377,284
LCM Investments Holdings II LLC(e)
4.88%, 05/01/29		542	527,705
8.25%, 08/01/31		1,197	1,247,194
Lithia Motors, Inc., 5.50%, 10/01/30(e)		948	936,298
Nissan Motor Acceptance Co. LLC, 6.13%, 09/30/30(e)		3,231	3,176,139
Nissan Motor Co. Ltd.
5.25%, 07/17/29(a)	EUR	109	126,289
7.75%, 07/17/32(e)	USD	729	755,576
6.38%, 07/17/33(e)	EUR	795	927,262
6.38%, 07/17/33(a)		100	116,637
8.13%, 07/17/35(e)	USD	5,554	5,881,523
RCI Banque SA(a)
4.25%, 05/23/34	EUR	200	228,837
(5-year EURIBOR ICE Swap + 2.20%), 4.75%, 03/24/37(b)		100	115,073
(5-year EURIBOR ICE Swap + 2.75%), 5.50%, 10/09/34(b)		100	118,441
Renault SA, 3.88%, 09/30/30(a)		100	114,035
Rivian Holdings LLC/Rivian LLC/Rivian Automotive LLC, 10.00%, 01/15/31(e)	USD	1,269	1,263,925
			31,070,709
Banks — 0.4%
Abanca Corp. Bancaria SA, (5-year EURIBOR ICE Swap + 2.45%), 4.63%, 12/11/36(a)(b)	EUR	100	116,995
Banca Monte dei Paschi di Siena SpA, (5-year EURIBOR ICE Swap + 2.15%), 4.38%, 10/02/35(a)(b)		200	234,147
Banco Espirito Santo SA(d)(g)
4.75%, 01/15/22(b)		1,900	477,607
4.00%, 01/21/22		1,100	276,509
Eurobank SA, (5-year EURIBOR ICE Swap + 2.00%), 4.25%, 04/30/35(a)(b)		100	114,617
First-Citizens Bank & Trust Co., Series A, 6.00%, 04/01/36	USD	3,261	3,288,245
National Bank of Greece SA, (5-year EURIBOR ICE Swap + 3.15%), 5.88%, 06/28/35(a)(b)	EUR	175	212,419
Walker & Dunlop, Inc., 6.63%, 04/01/33(e)	USD	2,203	2,238,098
			6,958,637
Biotechnology(e) — 0.4%
BioMarin Pharmaceutical, Inc., 5.50%, 02/15/34		2,126	2,088,683
Genmab AS/Genmab Finance LLC
6.25%, 12/15/32		1,398	1,424,664
7.25%, 12/15/33		3,043	3,172,626
			6,685,973
Building Materials — 2.2%
AmeriTex HoldCo Intermediate LLC, 7.63%, 08/15/33(e)		1,222	1,276,817
Builders FirstSource, Inc., 6.75%, 05/15/35(e)		2,769	2,823,192
EMRLD Borrower LP/Emerald Co-Issuer, Inc.
6.38%, 12/15/30(a)	EUR	200	236,129
6.63%, 12/15/30(e)	USD	12,172	12,443,850
6.75%, 07/15/31(e)		850	879,792
HT Troplast GmbH, 9.38%, 07/15/28(a)	EUR	124	145,468
Jeld-Wen, Inc., 4.88%, 12/15/27(e)	USD	2,376	1,891,934
New Enterprise Stone & Lime Co., Inc.(e)
5.25%, 07/15/28		435	433,265

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Building Materials (continued)
New Enterprise Stone & Lime Co., Inc.(e) (continued)
9.75%, 07/15/28	USD	1,074	$ 1,075,875
Quikrete Holdings, Inc., 6.38%, 03/01/32(e)		8,748	8,933,256
Standard Building Solutions, Inc.(e)
6.50%, 08/15/32		2,288	2,301,829
6.25%, 08/01/33		3,373	3,349,534
5.88%, 03/15/34		1,964	1,892,555
Wilsonart LLC, 11.00%, 08/15/32(e)		1,810	1,466,352
			39,149,848
Building Products(e) — 1.6%
QXO Building Products, Inc.
6.50%, 07/15/31		4,288	4,370,206
6.75%, 04/30/32		7,352	7,591,520
6.88%, 07/15/34		5,165	5,302,262
White Cap Supply Holdings LLC, 7.38%, 11/15/30		12,127	12,295,456
			29,559,444
Capital Markets — 1.6%
Antares Holdings LP, 6.63%, 06/10/31(e)		793	793,066
Apollo Debt Solutions BDC
5.88%, 08/30/30		539	533,343
6.55%, 03/15/32		599	604,130
Ares Strategic Income Fund, 5.80%, 09/09/30		1,005	990,061
Bain Capital Specialty Finance, Inc., 5.95%, 03/15/30		315	306,780
Blackstone Secured Lending Fund, 5.90%, 05/21/31		1,000	985,086
Blue Owl Capital Corp.
6.20%, 07/15/30		421	419,500
6.30%, 08/15/31		532	528,773
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(e)		1,162	1,106,977
First Eagle Holdings, Inc., 7.25%, 08/15/32(e)		547	550,635
Focus Financial Partners LLC, 6.75%, 09/15/31(e)		1,412	1,420,780
FS KKR Capital Corp., 2.63%, 01/15/27		375	368,079
GS Finance Corp., 0.00%, 05/21/29(e)(h)(i)		1,883	1,938,549
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
5.25%, 05/15/27		5,665	5,599,019
9.75%, 01/15/29		876	859,118
4.38%, 02/01/29		1,179	1,006,975
10.00%, 11/15/29(e)		2,228	2,197,288
Jane Street Group/JSG Finance, Inc.(e)
6.13%, 11/01/32		416	416,087
6.75%, 05/01/33		2,784	2,862,973
Lehman Brothers Holdings, Inc.(d)(g)
5.38%, 10/17/17	EUR	350	1,000
Series 1937, 4.75%, 01/16/18		1,890	5,399
Osaic Holdings, Inc.(e)
6.75%, 08/01/32	USD	2,424	2,428,145
8.00%, 08/01/33		3,551	3,564,114
			29,485,877
Chemicals — 4.1%
Advancion Sciences, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26(e)(f)		1,806	1,440,641
Bond U.S. Bidco 1, Inc./Bidco 2/Bidco 3/German Bidco 1 GmbH/German Bidco 2
6.50%, 06/15/33(e)	EUR	3,180	3,660,236
6.50%, 06/15/33(a)		171	196,824
7.13%, 06/15/33(e)	USD	1,344	1,357,073
Celanese U.S. Holdings LLC
7.00%, 02/15/31		133	136,891
6.75%, 04/15/33		990	1,008,489
7.38%, 02/15/34		1,815	1,875,140
Security		Par (000)	Value
Chemicals (continued)
Chemours Co.(e)
5.75%, 11/15/28	USD	4,749	$ 4,745,162
4.63%, 11/15/29		2,162	2,063,583
7.88%, 03/15/34		1,247	1,253,079
Consolidated Energy Finance SA, 5.63%, 10/15/28(e)		450	432,000
FMC Corp.
3.45%, 10/01/29		2,282	2,113,027
8.00%, 06/01/31(e)		3,346	3,482,482
Herens Holdco SARL, 4.75%, 05/15/28(e)		2,279	1,987,857
Ingevity Corp., 3.88%, 11/01/28(e)		494	478,579
Itelyum Regeneration SpA, 5.75%, 04/15/30(a)	EUR	100	115,841
Kronos International, Inc., 9.50%, 03/15/29(a)		270	302,866
Lune Holdings SARL, 5.63%, 11/15/28(a)		125	1,428
Monitchem HoldCo 3 SA, 07/15/31(a)(j)		251	285,678
Olympus Water U.S. Holding Corp.
5.38%, 10/01/29(a)		100	111,650
6.25%, 10/01/29(e)	USD	400	394,350
7.25%, 06/15/31(e)		2,749	2,783,569
6.75%, 08/01/32(e)		4,311	4,212,188
6.13%, 02/15/33(a)	EUR	100	114,968
7.25%, 02/15/33(e)	USD	10,408	10,293,175
Perimeter Holdings LLC, 6.25%, 01/15/34(e)		4,795	4,785,966
SK Invictus Intermediate II SARL, 5.00%, 10/30/29(e)		3,950	3,873,047
Solstice Advanced Materials, Inc., 5.63%, 09/30/33(e)		2,735	2,717,993
Stonepeak Motion Holdco Ltd./Stonepeak Motion Finco LLC, 07/15/33(a)(j)	EUR	100	115,110
WR Grace Holdings LLC(e)
5.63%, 08/15/29	USD	9,656	9,075,592
7.38%, 03/01/31		4,278	4,295,788
6.63%, 08/15/32		2,861	2,774,820
7.00%, 08/01/33		1,600	1,558,012
			74,043,104
Commercial Services & Supplies — 6.9%
ADT Security Corp.(e)
4.88%, 07/15/32		617	583,086
5.88%, 10/15/33		3,440	3,379,346
Albion Financing 1 SARL/Aggreko Holdings, Inc.
5.38%, 05/21/30(a)	EUR	100	118,270
7.00%, 05/21/30(e)	USD	3,437	3,558,752
Allied Universal Holdco LLC, 7.88%, 02/15/31(e)		13,782	14,407,482
Allied Universal Holdco LLC/Allied Universal Finance Corp.(e)
6.00%, 06/01/29		9,600	9,557,729
6.88%, 06/15/30		5,705	5,862,441
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL
4.63%, 06/01/28(e)		5,240	5,160,398
4.88%, 06/01/28(a)	GBP	300	395,339
Amber Finco PLC, 6.63%, 07/15/29(a)	EUR	165	195,298
APCOA GmbH, 6.00%, 04/15/31(a)		150	173,792
APi Group DE, Inc.(e)
4.75%, 10/15/29	USD	1,283	1,257,380
5.75%, 06/01/34		675	667,331
Arena Luxembourg Finance SARL, (3-mo. EURIBOR + 2.50%), 4.65%, 05/01/30(a)(b)	EUR	100	115,278
BCP V Modular Services Finance II PLC(a)
4.75%, 11/30/28		200	215,978
6.13%, 11/30/28	GBP	100	124,835
6.50%, 07/10/31	EUR	100	98,834
Boels Topholding BV(a)
6.25%, 02/15/29		107	124,859
5.75%, 05/15/30		100	117,404
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Commercial Services & Supplies (continued)
Brink’s Co., 6.75%, 06/15/32(e)	USD	724	$ 739,842
Clarivate Science Holdings Corp., 4.88%, 07/01/29(e)		4,464	3,994,865
CompoSecure Holdings LLC, 5.63%, 02/01/33(e)		3,528	3,443,882
Deluxe Corp., 8.13%, 09/15/29(e)		639	661,531
EC Finance PLC, 3.25%, 10/15/26(a)	EUR	109	124,026
EquipmentShare.com, Inc., 07/01/34(e)(j)	USD	1,187	1,166,273
FTAI Aviation Investors LLC(e)
5.50%, 05/01/28		7,257	7,239,561
7.88%, 12/01/30		2,858	2,986,196
7.00%, 05/01/31		6,768	7,009,942
7.00%, 06/15/32		2,193	2,264,832
5.88%, 04/15/33		1,813	1,811,226
Garda World Security Corp.(e)
7.75%, 02/15/28		2,366	2,407,729
6.00%, 06/01/29		302	297,511
8.25%, 08/01/32		3,902	3,993,014
8.38%, 11/15/32		11,640	11,908,349
Herc Holdings, Inc.(e)
7.00%, 06/15/30		3,548	3,674,194
5.75%, 03/15/31		779	778,015
7.25%, 06/15/33		1,334	1,390,771
6.00%, 03/15/34		905	898,987
Kapla Holding SAS, 5.00%, 04/30/31(a)	EUR	100	114,832
Loxam SAS(a)
6.38%, 05/15/28		115	133,750
6.38%, 05/31/29		91	106,911
4.25%, 02/15/31		100	113,963
Multiversity SpA(a)
7.13%, 05/17/31		100	118,586
(3-mo. EURIBOR + 4.25%), 6.40%, 05/17/31(b)		100	115,249
Paprec Holding SA, 07/15/32(a)(j)		100	114,296
RR Donnelley & Sons Co.(e)
9.50%, 08/01/29	USD	5,110	5,298,155
(5.50% Cash or 5.50% PIK), 11.00%, 06/01/31(f)		738	713,809
Sotheby’s, 8.25%, 04/15/31(e)		1,522	1,513,983
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29(e)		978	928,224
United Rentals North America, Inc., 5.38%, 11/15/33(e)		3,632	3,577,202
Wand NewCo 3, Inc., 7.63%, 01/30/32(e)		2,199	2,274,494
Williams Scotsman, Inc.(e)
6.63%, 06/15/29		200	204,188
6.63%, 04/15/30		1,207	1,243,448
7.38%, 10/01/31		4,405	4,560,721
			124,036,389
Communications Equipment — 0.0%
Viavi Solutions, Inc., 3.75%, 10/01/29(e)		528	503,644
Construction & Engineering — 0.5%
AECOM, 6.00%, 08/01/33(e)		2,487	2,490,554
Arcosa, Inc., 6.88%, 08/15/32(e)		104	108,487
Brand Industrial Services, Inc., 10.38%, 08/01/30(e)		4,295	3,499,991
Egis SA, 5.13%, 05/15/31(a)	EUR	100	116,253
Global Infrastructure Solutions, Inc., 07/15/34(e)(j)	USD	1,192	1,198,145
Heathrow Finance PLC, 6.63%, 03/01/31(a)	GBP	100	132,853
Weekley Homes LLC/Weekley Finance Corp., 6.75%, 01/15/34(e)	USD	884	886,350
			8,432,633
Consumer Finance — 2.1%
Block, Inc.(e)
5.63%, 08/15/30		1,889	1,893,724
6.00%, 08/15/33		5,491	5,528,915
ION Platform Finance SARL(a)
7.88%, 05/01/29	EUR	237	243,747
Security		Par (000)	Value
Consumer Finance (continued)
ION Platform Finance SARL(a) (continued)
6.50%, 09/30/30	EUR	100	$ 91,717
ION Platform Finance U.S., Inc., 7.88%, 09/30/32(e)	USD	2,172	1,573,712
Navient Corp.
9.38%, 10/15/31		986	982,248
7.88%, 06/15/32		742	694,450
OneMain Finance Corp.
6.63%, 05/15/29		996	1,015,580
5.38%, 11/15/29		1,200	1,178,661
7.88%, 03/15/30		1,538	1,601,096
6.13%, 05/15/30		1,803	1,802,907
4.00%, 09/15/30		451	416,878
7.50%, 05/15/31		320	330,595
7.13%, 11/15/31		426	433,365
6.75%, 03/15/32		1,693	1,697,071
7.13%, 09/15/32		830	843,973
6.50%, 03/15/33		4,381	4,311,042
6.75%, 09/15/33		3,215	3,182,645
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.
6.75%, 08/15/32(e)		3,465	3,471,624
5.50%, 05/15/33(e)	EUR	1,445	1,616,266
5.50%, 05/15/33(a)		200	223,705
SLM Corp., (1-day SOFR Index + 2.71%), 6.50%, 05/15/32(b)	USD	777	776,101
WEX, Inc., 6.50%, 03/15/33(e)		3,140	3,126,466
Worldline SA(a)
0.00%, 07/30/26(h)(i)	EUR	10	11,589
0.88%, 06/30/27		100	108,822
			37,156,899
Consumer Staples Distribution & Retail — 1.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(e)
5.50%, 03/31/31	USD	1,217	1,189,123
5.63%, 03/31/32		1,491	1,441,509
6.25%, 03/15/33		749	742,402
5.75%, 03/31/34		3,990	3,799,858
B&M European Value Retail PLC, 6.50%, 11/27/31(a)	GBP	100	130,696
Bellis Acquisition Co. PLC, 8.13%, 05/14/30(a)		228	284,101
Boots Group Finco LP
5.38%, 08/31/32(e)	EUR	2,960	3,465,819
5.38%, 08/31/32(a)		100	117,088
7.38%, 08/31/32(e)	GBP	865	1,184,719
KeHE Distributors LLC/KeHE Finance Corp./NextWave Distribution, Inc.(e)
9.00%, 02/15/29	USD	850	889,823
7.13%, 04/30/33		1,383	1,408,789
Lion/Polaris Lux Midco SARL, (3-mo. EURIBOR + 3.63%), 5.94%, 07/01/29(a)(b)	EUR	200	229,824
Market Bidco Finco PLC, 6.75%, 01/31/31(a)		105	118,540
Performance Food Group, Inc.(e)
4.25%, 08/01/29	USD	45	43,680
5.63%, 03/01/34		3,708	3,639,389
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29(e)		393	379,670
United Natural Foods, Inc., 6.75%, 10/15/28(e)		864	864,109
			19,929,139
Containers & Packaging — 3.3%
Ahlstrom Holding 3 OY, 3.63%, 02/04/28(a)	EUR	109	124,041
Ardagh Group SA
9.50%, 12/01/30(e)	USD	6,274	6,705,716
9.50%, 12/01/30(a)		136	145,477

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Containers & Packaging (continued)
Ardagh Group SA (continued)
(4.50% Cash + 7.50% PIK), 11.00%, 12/01/30(a)(f)	EUR	1,426	$ 1,543,619
(5.00% Cash + 6.00% PIK), 11.00%, 12/01/30(e)(f)	USD	1,172	1,119,075
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
3.25%, 09/01/28(e)		1,508	1,444,018
3.00%, 09/01/29(a)	EUR	464	509,715
4.00%, 09/01/29(e)	USD	9,119	8,668,228
6.25%, 01/30/31(e)		2,540	2,568,426
Ball Corp.
4.25%, 07/01/32	EUR	1,209	1,399,943
5.50%, 09/15/33	USD	621	624,840
Clydesdale Acquisition Holdings, Inc.(e)
6.63%, 04/15/29		2,624	2,620,712
6.88%, 01/15/30		891	887,685
6.75%, 04/15/32		1,463	1,419,995
Crown Americas LLC, 5.88%, 06/01/33		3,386	3,409,802
Fedrigoni SpA, 6.13%, 06/15/31(a)	EUR	100	115,919
Kleopatra Finco SARL, (6.00% PIK), 2.00%, 01/30/31(d)(f)		82	78,367
Mauser Packaging Solutions Holding Co.(e)
7.88%, 04/15/30	USD	15,301	15,642,518
9.25%, 04/15/30		1,737	1,708,864
Multi-Color Corp., (7.50% Cash or 1.00% PIK), 8.50%, 05/11/33(e)(f)		3,823	3,353,086
OI European Group BV(a)
6.25%, 05/15/28	EUR	100	115,974
5.25%, 06/01/29		100	116,277
Sappi Papier Holding GmbH, 4.50%, 03/15/32(a)		115	110,093
Silgan Holdings, Inc., 4.25%, 02/15/31(e)		2,263	2,567,805
Trivium Packaging Finance BV
6.63%, 07/15/30(a)		500	599,070
6.63%, 07/15/30(e)		445	533,173
8.25%, 07/15/30(e)	USD	1,385	1,463,416
12.25%, 01/15/31(e)		553	611,252
			60,207,106
Distributors(e) — 0.5%
Core & Main LP, 07/01/34(j)		5,033	5,056,670
Dealer Tire Financial LLC, 10/01/31(j)		567	564,976
Gates Corp., 6.88%, 07/01/29		1,519	1,553,600
Resideo Funding, Inc.
4.00%, 09/01/29		290	278,070
6.50%, 07/15/32		2,401	2,413,000
			9,866,316
Diversified REITs — 1.1%
Digital Realty Trust LP, 1.88%, 11/15/29(e)(h)		422	452,173
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32(e)		361	346,859
Iron Mountain, Inc.
5.63%, 07/15/32(e)		3,252	3,214,368
6.25%, 01/15/33(e)		178	179,864
4.75%, 01/15/34(e)	EUR	2,800	3,178,021
4.75%, 01/15/34(a)		100	113,501
6.25%, 01/15/35(e)	USD	5,812	5,834,655
Millrose Properties, Inc.(e)
6.38%, 08/01/30		2,961	3,001,122
6.25%, 09/15/32		3,485	3,515,326
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 01/15/30(e)		299	292,069
			20,127,958
Security		Par (000)	Value
Diversified Telecommunication Services — 10.2%
APLD ComputeCo 2 LLC, 6.75%, 03/15/31(e)	USD	4,194	$ 4,209,069
APLD ComputeCo 3 LLC, 7.00%, 06/15/31(e)		5,053	5,042,643
APLD ComputeCo LLC, 9.25%, 12/15/30(e)		2,067	2,229,847
Athomstart Invest 1083 A/S, (3-mo. EURIBOR + 6.00%), 8.28%, 06/04/30(a)(b)(e)	EUR	200	230,117
Black Pearl Compute LLC, 6.13%, 02/15/31(e)	USD	627	635,035
Cipher Compute LLC, 7.13%, 11/15/30(e)		1,857	1,930,393
Connect Finco SARL/Connect U.S. Finco LLC, 9.00%, 09/15/29(e)		800	841,795
Core Scientific Finance I LLC, 7.75%, 05/15/31(e)		5,606	5,684,796
EchoStar Corp.
(6.75% Cash or 6.75% PIK), 6.75%, 11/30/30(f)		6,895	7,009,771
10.75%, 11/30/29		9,115	9,850,369
eircom Finance DAC, 5.00%, 04/30/31(a)	EUR	160	184,991
Eutelsat SA, 1.50%, 10/13/28(a)		100	110,007
Fibercop SpA
4.75%, 06/30/30(a)		102	118,747
5.38%, 04/15/31(a)		100	118,495
5.13%, 06/30/32(a)		100	117,392
6.00%, 09/30/34(e)	USD	4,132	3,990,325
7.20%, 07/18/36(e)		1,468	1,505,359
Series 2033, 6.38%, 11/15/33(e)		803	803,465
Flash Compute LLC, 7.25%, 12/31/30(e)		6,468	6,650,543
Level 3 Financing, Inc.(e)
6.88%, 06/30/33		13,566	13,937,365
7.00%, 03/31/34		12,696	13,091,328
8.50%, 01/15/36		12,381	13,295,139
7.50%, 02/15/37		4,479	4,597,151
Meridian Arc Holdco LLC, 6.25%, 04/30/31(e)		26,853	26,913,151
PR RNO Property Owner 1 LLC, 6.50%, 05/01/31(e)		8,030	8,018,412
Sable International Finance Ltd., 7.13%, 10/15/32(e)		1,804	1,790,506
SE Cosmos LLC, 8.88%, 05/01/31(e)		7,828	8,047,748
SoftBank Group Corp.(a)
5.38%, 01/08/29	EUR	148	171,690
5.25%, 10/10/29		100	114,839
5.88%, 07/10/31		200	229,246
7.00%, 04/22/32		100	119,099
7.38%, 04/22/34		100	119,067
Stingray Compute LLC, 6.00%, 06/15/31(e)	USD	1,970	1,973,887
SV RNO Property Owner 1 LLC, 5.88%, 03/01/31(e)		12,005	11,831,929
Telecom Italia Capital SA, 7.72%, 06/04/38		3,246	3,727,369
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC(e)
6.50%, 02/15/29		408	404,780
Series Feb, 8.63%, 06/15/32		5,138	5,360,042
Uniti Services LLC, 7.50%, 10/15/33(e)		3,602	3,790,662
Windstream Services LLC/Windstream Escrow Finance Corp., 8.25%, 10/01/31(e)		8,910	9,396,085
Yondr JK 1 LLC, 6.88%, 06/30/31(e)		1,632	1,636,098
Zayo Group Holdings, Inc.(e)(f)
(5.75% Cash and 0.50% PIK), 9.25%, 03/09/30		576	574,772
(7.13% Cash and 1.88% PIK), 13.75%, 09/09/30		3,904	3,856,507
			184,260,031
Electric Utilities — 1.7%
Alpha Generation LLC, 6.75%, 10/15/32(e)		1,671	1,701,753
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC
5.63%, 02/15/32(a)	EUR	106	123,088
6.38%, 02/15/32(e)	USD	988	990,440
ContourGlobal Power Holdings SA
5.00%, 02/28/30(a)	EUR	100	115,606
6.75%, 02/28/30(e)	USD	3,303	3,351,983
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Electric Utilities (continued)
ContourGlobal Power Holdings SA (continued)
4.38%, 07/31/31(a)	EUR	100	$ 111,385
EDP SA, (5-year EUR Swap + 2.38%), 1.88%, 08/02/81(a)(b)		200	228,165
Neoen Finco PLC, 5.50%, 06/15/31(a)		100	116,395
Public Power Corp. SA(a)
4.25%, 10/31/30		100	114,796
4.63%, 10/31/31		100	115,870
TransAlta Corp., 5.88%, 02/01/34	USD	288	283,707
VoltaGrid LLC, 7.38%, 11/01/30(e)		9,486	9,848,090
XPLR Infrastructure Operating Partners LP(e)
8.38%, 01/15/31		5,897	6,289,151
8.63%, 03/15/33		476	510,445
7.75%, 04/15/34		5,590	5,883,866
			29,784,740
Electronic Equipment, Instruments & Components(e) — 0.4%
Sensata Technologies, Inc., 6.63%, 07/15/32		3,536	3,636,847
WESCO Distribution, Inc.
5.25%, 04/15/31		1,210	1,197,583
5.50%, 04/15/34		1,158	1,145,531
Zebra Technologies Corp., 6.50%, 06/01/32		591	598,199
			6,578,160
Energy Equipment & Services — 1.4%
Archrock Partners LP/Archrock Partners Finance Corp., 6.63%, 09/01/32(e)		3,000	3,059,658
Archrock Services LP/Archrock Partners Finance Corp., 6.00%, 02/01/34(e)		2,103	2,090,372
Enerflex, Inc., 6.88%, 01/15/31(e)		199	203,669
Kodiak Gas Services LLC(e)
5.88%, 04/01/31		2,772	2,779,107
6.50%, 10/01/33		2,268	2,298,965
6.75%, 10/01/35		2,259	2,317,431
Oceaneering International, Inc., 6.00%, 02/01/28		369	374,282
OEG Finance PLC, 7.25%, 09/27/29(a)	EUR	200	236,629
Star Holding LLC, 8.75%, 08/01/31(e)	USD	1,289	1,291,980
Tidewater, Inc., 9.13%, 07/15/30(e)		1,127	1,205,935
USA Compression Partners LP/USA Compression Finance Corp.(e)
7.13%, 03/15/29		1,563	1,601,042
6.25%, 10/01/33		4,181	4,145,163
Weatherford International Ltd., 6.75%, 10/15/33(e)		3,869	3,947,524
			25,551,757
Entertainment — 1.4%
Allwyn Entertainment Financing U.K. PLC(a)
7.25%, 04/30/30	EUR	90	106,690
4.13%, 02/15/31		100	112,488
4.63%, 08/15/31		100	113,848
Banijay Entertainment SAS, 7.00%, 05/01/29(a)		113	133,001
Boyne USA, Inc., 4.75%, 05/15/29(e)	USD	1,615	1,587,526
Brightstar Lottery PLC/Brightstar Global Solutions Corp., 5.75%, 01/15/33(e)		1,199	1,175,296
Churchill Downs, Inc.(e)
5.75%, 04/01/30		565	564,465
6.75%, 05/01/31		13,664	13,903,018
Cinemark USA, Inc., 7.00%, 08/01/32(e)		383	395,124
Cirsa Finance International SARL, (3-mo. EURIBOR + 3.00%), 5.40%, 10/15/32(a)(b)	EUR	100	115,279
Entain PLC, 4.88%, 11/30/31(a)		100	115,608
Flutter Treasury DAC, 4.00%, 06/04/31(a)		101	113,650
Live Nation Entertainment, Inc., 4.75%, 10/15/27(e)	USD	57	56,875
Security		Par (000)	Value
Entertainment (continued)
Lottomatica Group SpA, 4.88%, 01/31/31(a)	EUR	100	$ 116,592
Merlin Entertainments Group U.S. Holdings, Inc., 7.38%, 02/15/31(e)	USD	1,597	1,347,539
Motion Bondco DAC, 6.63%, 11/15/27(e)		687	664,683
Pinewood Finco PLC(a)
3.63%, 11/15/27	GBP	100	129,811
6.00%, 03/27/30		181	240,119
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc., 6.63%, 03/01/30(e)	USD	1,917	1,638,402
Six Flags Entertainment Corp/Canada’s Wonderland Co/Millennium Operations LLC, 8.63%, 01/15/32(e)		585	602,361
Starz Capital Holdings 1, Inc., 6.00%, 04/15/30(e)		1,076	1,026,235
Vail Resorts, Inc., 5.63%, 07/15/30(e)		1,122	1,120,601
			25,379,211
Environmental, Maintenance & Security Service — 1.3%
Biffa Group Holdings Ltd.(a)
5.25%, 06/15/31	EUR	100	114,551
7.38%, 06/15/31	GBP	100	133,735
GFL Environmental Holdings U.S., Inc.(e)
5.63%, 07/01/31	USD	911	910,883
5.50%, 02/01/34		4,625	4,523,660
GFL Environmental, Inc., 6.75%, 01/15/31(e)		109	112,137
Luna 15 SARL(f)
(10.50% PIK), 10.50%, 07/01/32(e)	EUR	585	710,606
(10.50% PIK), 10.50%, 07/01/32(a)		100	121,471
Madison IAQ LLC, 5.88%, 06/30/29(e)	USD	5,074	5,076,617
Paprec Holding SA, 07/15/30(a)(j)	EUR	200	227,905
Reworld Holding Corp., 4.88%, 12/01/29(e)	USD	3,559	3,394,475
Waste Pro USA, Inc., 7.00%, 02/01/33(e)		7,359	7,530,399
			22,856,439
Financial Services — 3.2%
Azorra Finance Ltd.(e)
7.75%, 04/15/30		2,259	2,345,774
7.25%, 01/15/31		578	593,854
6.25%, 02/15/34		292	283,138
CrossCountry Intermediate HoldCo LLC(e)
6.50%, 10/01/30		446	439,592
6.75%, 12/01/32		902	870,858
Freedom Mortgage Holdings LLC(e)
6.88%, 05/01/31		840	815,189
9.13%, 05/15/31		1,311	1,355,443
8.38%, 04/01/32		184	187,163
7.88%, 04/01/33		231	225,276
Garfunkelux Holdco 3 SA, 9.00%, 09/01/28(a)	EUR	185	212,075
GGAM Finance Ltd., 6.88%, 04/15/29(e)	USD	706	721,393
Global Aircraft Leasing Co. Ltd., 8.75%, 09/01/27(e)		1,913	1,943,723
Intrum Investments And Financing AB, 8.00%, 09/11/27(a)	EUR	103	117,757
Lehman Brothers Holdings, Inc., 1.00%, 02/05/18(d)(g)		3,950	11,283
Midcap Financial Issuer Trust(e)
6.50%, 05/01/28	USD	3,128	3,123,085
5.63%, 01/15/30		1,600	1,542,254
PennyMac Financial Services, Inc.(e)
7.88%, 12/15/29		981	1,020,160
7.13%, 11/15/30		777	787,397
6.88%, 05/15/32		2,461	2,408,425
6.75%, 02/15/34		1,306	1,253,653
Phoenix Aviation Capital Ltd., 9.25%, 07/15/30(e)		4,276	4,417,151
PRA Group Europe Holding II SARL, 6.25%, 09/30/32(a)	EUR	154	173,180
Progroup AG, 5.38%, 04/15/31(a)		100	116,715

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Financial Services (continued)
ProGroup AG, 5.13%, 04/15/29(a)	EUR	100	$ 116,761
Rocket Cos., Inc.(e)
6.50%, 08/01/29	USD	1,478	1,508,586
6.13%, 08/01/30		6,662	6,776,400
6.13%, 08/01/31		3,160	3,227,377
7.13%, 02/01/32		4,160	4,317,793
6.38%, 08/01/33		6,376	6,484,165
6.50%, 06/15/34		1,805	1,851,351
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.00%, 10/15/33(e)		142	127,807
Stena International SA, 7.25%, 01/15/31(e)		200	204,482
TER Finance Jersey Ltd., 04/09/32(j)	EUR	204	233,007
Titanium 2l Bondco SARL, (6.25% PIK), 6.25%, 01/14/31(f)		548	88,568
United Wholesale Mortgage LLC, 5.50%, 04/15/29(e)	USD	265	246,173
UWM Holdings LLC(e)
6.63%, 02/01/30		2,639	2,458,980
6.25%, 03/15/31		4,212	3,753,832
WS Escrow LLC, 7.75%, 06/01/33(e)		479	491,845
			56,851,665
Food Products — 1.4%
B&G Foods, Inc., 8.00%, 09/15/28(e)		452	452,413
Chobani LLC/Chobani Finance Corp., Inc.(e)
7.63%, 07/01/29		5,460	5,630,221
6.38%, 04/15/34		9,668	9,812,005
Darling Global Finance BV, 4.50%, 07/15/32(e)	EUR	1,469	1,692,628
Elior Group SA, 5.63%, 03/15/30(a)		213	239,153
Froneri Lux FinCo SARL, 4.75%, 08/01/32(a)		300	334,531
Irca SpA, (3-mo. EURIBOR + 3.75%), 6.15%, 12/15/29(a)(b)		104	119,441
Post Holdings, Inc.(e)
4.50%, 09/15/31	USD	215	201,694
6.38%, 03/01/33		331	328,474
6.25%, 10/15/34		2,181	2,142,950
6.50%, 03/15/36		3,293	3,255,603
Premier Foods Finance PLC, 3.50%, 10/15/26(a)	GBP	100	131,992
Tereos Finance Groupe I SA, 7.25%, 04/15/28(a)	EUR	100	115,709
			24,456,814
Ground Transportation(e) — 0.2%
PODS LLC, 8.75%, 05/15/31	USD	1,704	1,664,932
Watco Cos. LLC/Watco Finance Corp., 7.13%, 08/01/32		1,136	1,166,435
			2,831,367
Health Care Equipment & Supplies — 0.9%
Avantor Funding, Inc., 3.88%, 07/15/28(a)	EUR	100	114,231
Bausch & Lomb Corp., 8.38%, 10/01/28(e)	USD	8,332	8,561,130
Insulet Corp., 6.50%, 04/01/33(e)		1,080	1,095,192
Medline Borrower LP, 5.25%, 10/01/29(e)		4,640	4,611,646
Neogen Food Safety Corp., 8.63%, 07/20/30(e)		899	945,596
			15,327,795
Health Care Providers & Services — 3.5%
Acadia Healthcare Co., Inc., 7.38%, 03/15/33(e)		1,017	1,046,923
AHP Health Partners, Inc., 5.75%, 07/15/29(e)		3,138	3,098,820
Centene Corp., 2.45%, 07/15/28		601	571,113
CHS/Community Health Systems, Inc.(e)
5.25%, 05/15/30		3,682	3,474,446
4.75%, 02/15/31		2,301	2,116,834
10.88%, 01/15/32		1,878	2,022,495
9.75%, 01/15/34		11,539	12,047,651
Clariane SE, 7.88%, 06/27/30(a)	EUR	100	121,996
Security		Par (000)	Value
Health Care Providers & Services (continued)
Concentra Health Services, Inc., 6.88%, 07/15/32(e)	USD	2,252	$ 2,331,124
DaVita, Inc.(e)
6.88%, 09/01/32		287	295,990
6.75%, 07/15/33		209	215,656
Ephios Subco 3 SARL, 7.88%, 01/31/31(a)	EUR	118	142,169
Fortrea Holdings, Inc., 7.50%, 07/01/30(e)	USD	906	918,456
Gruppo San Donato SPA, 6.50%, 10/31/31(a)	EUR	100	112,918
HAH Group Holding Co. LLC, 9.75%, 10/01/31(e)	USD	1,616	1,446,781
HomeVi SASU, 6.63%, 10/31/31(a)	EUR	100	116,057
IQVIA, Inc.
6.25%, 06/01/32(e)	USD	4,182	4,251,749
4.63%, 06/15/33(a)	EUR	100	115,928
LifePoint Health, Inc.(e)
10.00%, 06/01/32	USD	2,098	2,094,457
7.00%, 05/01/34		5,637	5,402,850
Mehilainen Yhtiot OYJ, 5.13%, 06/30/32(a)	EUR	100	115,247
Molina Healthcare, Inc.(e)
3.88%, 11/15/30	USD	800	746,039
6.50%, 02/15/31		2,771	2,818,924
6.25%, 01/15/33		450	450,755
Prime Healthcare Services, Inc., 9.38%, 09/01/29(e)		390	407,429
Sotera Health Holdings LLC, 7.38%, 06/01/31(e)		1,776	1,841,466
Star Parent, Inc., 9.00%, 10/01/30(e)		2,752	2,880,114
Surgery Center Holdings, Inc., 7.25%, 04/15/32(e)		8,052	8,151,370
Tenet Healthcare Corp.(e)
5.50%, 11/15/32		438	435,528
6.00%, 11/15/33		1,080	1,089,442
U.S. Acute Care Solutions LLC, 9.75%, 05/15/29(e)		3,184	3,001,988
			63,882,715
Health Care REITs — 0.5%
Diversified Healthcare Trust, 7.25%, 10/15/30(e)		729	750,336
MPT Operating Partnership LP/MPT Finance Corp.
0.99%, 10/15/26	EUR	100	112,091
7.00%, 02/15/32(e)		1,425	1,636,665
7.00%, 02/15/32(a)		152	174,577
8.50%, 02/15/32(e)	USD	7,003	7,169,601
			9,843,270
Hotel & Resort REITs — 1.5%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 7.00%, 02/01/30(e)		1,878	1,922,646
Pebblebrook Hotel LP/PEB Finance Corp., 6.38%, 10/15/29(e)		606	616,332
RHP Hotel Properties LP/RHP Finance Corp.(e)
6.50%, 04/01/32		4,515	4,620,059
6.50%, 06/15/33		2,653	2,721,847
5.75%, 03/15/34		2,707	2,681,887
RLJ Lodging Trust LP, 4.00%, 09/15/29(e)		749	713,423
Service Properties Trust
0.00%, 09/30/28(e)(i)		1,934	1,793,226
8.63%, 11/15/31(e)		8,565	9,022,799
8.88%, 06/15/32		1,821	1,874,829
XHR LP, 6.63%, 05/15/30(e)		592	605,662
			26,572,710
Hotels, Restaurants & Leisure — 3.4%
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc., 5.63%, 09/15/29(e)		630	633,289
Caesars Entertainment, Inc.(e)
4.63%, 10/15/29		2,736	2,629,920
7.00%, 02/15/30		5,084	5,113,264
6.50%, 02/15/32		2,571	2,507,936
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Cirsa Finance International SARL, 6.50%, 03/15/29(a)	EUR	100	$ 118,083
Essendi SA(a)
5.50%, 11/15/31		108	125,243
(3-mo. EURIBOR + 3.75%), 6.03%, 05/15/32(b)		100	116,019
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.(e)
4.63%, 01/15/29	USD	5,841	5,679,762
6.75%, 01/15/30		1,093	1,071,906
Great Canadian Gaming Corp./Raptor LLC, 8.75%, 11/15/29(e)		2,060	2,061,005
Hilton Domestic Operating Co., Inc.(e)
5.50%, 09/15/31		3,427	3,435,766
5.50%, 03/31/34		2,282	2,262,433
Light & Wonder International, Inc.(e)
7.25%, 11/15/29		241	245,356
7.50%, 09/01/31		474	491,286
6.25%, 10/01/33		853	848,377
MajorDrive Holdings IV LLC, 6.38%, 06/01/29(e)		1,446	1,212,537
Melco Resorts Finance Ltd.(e)
5.63%, 07/17/27		200	199,600
5.75%, 07/21/28		600	595,980
5.38%, 12/04/29		3,339	3,251,828
7.63%, 04/17/32		1,534	1,572,396
6.50%, 09/24/33		270	265,345
MGM China Holdings Ltd.(e)
7.13%, 06/26/31		474	489,116
6.25%, 05/15/33		1,042	1,022,254
MGM Resorts International, 6.13%, 09/15/29		1,648	1,664,165
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(e)		578	562,655
Mohegan Tribal Gaming Authority/MS Digital Entertainment Holdings LLC, 8.25%, 04/15/30(e)		1,384	1,441,576
Pioneer Opco LLC, 7.00%, 05/15/33(e)		1,242	1,263,865
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.(e)
5.63%, 09/01/29		1,188	826,312
5.88%, 09/01/31		262	170,300
Rivers Enterprise Borrower LLC, 6.25%, 10/15/30(e)		807	817,084
Rivers Enterprise Borrower LLC/Rivers Enterprise Finance Corp., 6.63%, 02/01/33(e)		903	916,511
Station Casinos LLC(e)
4.63%, 12/01/31		887	842,222
6.63%, 03/15/32		755	766,759
Stonegate Pub Co. Financing PLC, (3-mo. EURIBOR + 6.63%), 8.91%, 07/31/29(a)(b)	EUR	100	115,313
Voyager Parent LLC, 9.25%, 07/01/32(e)	USD	1,563	1,652,963
Wyndham Hotels & Resorts, Inc., 5.63%, 03/01/33(e)		609	601,059
Wynn Macau Ltd.(e)
5.50%, 10/01/27		200	199,000
5.63%, 08/26/28		7,034	6,975,618
4.50%, 03/07/29(h)		200	198,800
5.13%, 12/15/29		1,358	1,325,468
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(e)
5.13%, 10/01/29		1,064	1,056,859
7.13%, 02/15/31		2,737	2,892,504
6.25%, 03/15/33		252	252,944
			60,490,678
Household Durables — 1.8%
Ashton Woods USA LLC/Ashton Woods Finance Co.(e)
4.63%, 04/01/30		636	603,403
Security		Par (000)	Value
Household Durables (continued)
Ashton Woods USA LLC/Ashton Woods Finance Co.(e) (continued)
6.88%, 08/01/33	USD	1,411	$ 1,398,532
Beazer Homes USA, Inc., 8.00%, 01/15/32(e)		650	651,747
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 5.00%, 06/15/29(e)		2,169	2,065,384
Century Communities, Inc., 6.63%, 09/15/33(e)		947	956,242
Dream Finders Homes, Inc., 8.25%, 08/15/28(e)		607	620,670
Empire Communities Corp., 9.75%, 05/01/29(e)		257	265,684
Installed Building Products, Inc., 5.63%, 02/01/34(e)		1,322	1,312,213
K Hovnanian Enterprises, Inc.(e)
8.00%, 04/01/31		2,305	2,377,981
8.38%, 10/01/33		2,224	2,285,111
LGI Homes, Inc.(e)
8.75%, 12/15/28		453	468,115
7.00%, 11/15/32		1,305	1,296,855
Mattamy Group Corp., 6.00%, 12/15/33(e)		1,070	1,027,098
Meritage Homes Corp., 1.75%, 05/15/28(h)		2,135	2,200,117
Newell Brands, Inc.
8.50%, 06/01/28(e)		1,642	1,715,509
6.63%, 09/15/29		287	291,793
6.38%, 05/15/30		596	604,104
6.63%, 05/15/32		1,185	1,199,993
Risewell Homes, Inc.(e)
9.25%, 10/01/29		1,145	1,184,302
8.50%, 11/01/30		301	307,303
Scotts Miracle-Gro Co.
4.50%, 10/15/29		229	224,209
4.38%, 02/01/32		1,696	1,589,714
Somnigroup International, Inc., 3.88%, 10/15/31(e)		1,434	1,318,000
STL Holding Co. LLC, 8.75%, 02/15/29(e)		618	641,698
Taylor Morrison Communities, Inc., 5.75%, 11/15/32(e)		421	433,271
Whirlpool Corp.(e)
7.50%, 07/01/31		2,135	2,160,509
7.88%, 07/01/34		2,438	2,448,000
			31,647,557
Independent Power and Renewable Electricity Producers(e) — 3.6%
NRG Energy, Inc.
5.75%, 07/15/29		1,231	1,231,281
6.00%, 02/01/33		5,498	5,527,359
5.75%, 01/15/34		2,704	2,682,886
5.88%, 05/15/34		1,420	1,412,531
6.25%, 11/01/34		1,859	1,882,281
6.00%, 01/15/36		10,915	10,880,881
6.13%, 05/15/36		4,765	4,767,206
Talen Energy Supply LLC(k)
(Acquired 04/30/26, Cost $ 13,229,000), 6.13%, 05/01/31		13,229	13,229,251
(Acquired 04/30/26, Cost $ 22,383,000), 6.38%, 05/01/33		22,383	22,354,748
Vistra Corp., (5-year CMT + 6.93%), 8.00%(b)(l)		994	1,001,649
			64,970,073
Industrial Conglomerates — 0.2%
Amsted Industries, Inc., 6.38%, 03/15/33(e)		1,684	1,702,761
Avient Corp., 6.25%, 11/01/31(e)		927	939,350
Enpro, Inc., 6.13%, 06/01/33(e)		876	887,475
Hillenbrand, Inc., 6.25%, 02/15/29		667	624,557
Maxam Prill SARL, 6.00%, 07/15/30(a)	EUR	255	297,373
			4,451,516

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Insurance — 7.5%
Alliant Holdings Intermediate LLC/Alliant Holdings Co- Issuer(e)
6.75%, 04/15/28	USD	1,904	$ 1,919,207
5.88%, 11/01/29		6,233	6,091,839
7.00%, 01/15/31		6,196	6,296,734
6.50%, 10/01/31		279	278,235
7.38%, 10/01/32		5,465	5,424,325
AmWINS Group, Inc., 4.88%, 06/30/29(e)		681	656,200
Amynta Agency Borrower, Inc. and Amynta Warranty Borrower, Inc., 7.50%, 07/15/33(e)		2,855	2,732,598
APH Somerset Investor 2 LLC/APH2 Somerset Investor 2 LLC/APH3 Somerset Investor 2 LLC, 7.88%, 11/01/29(e)		1,293	1,309,292
Ardonagh Finco Ltd.
6.88%, 02/15/31(a)	EUR	1,860	2,139,010
7.75%, 02/15/31(e)	USD	9,524	9,631,307
Ardonagh Group Finance Ltd., 8.88%, 02/15/32(e)		9,536	9,263,692
Asurion LLC/Asurion Co-Issuer, Inc.(e)
8.00%, 12/31/32		4,817	4,853,400
8.38%, 02/01/34		6,088	5,635,534
CRC Insurance Group LLC, 7.13%, 06/01/31(e)		13,596	13,552,646
Howden U.K. Refinance PLC/Howden U.K. Refinance 2 PLC/Howden U.S. Refinance LLC(e)
7.25%, 02/15/31		8,362	8,099,673
8.13%, 02/15/32		4,035	3,616,886
HUB International Ltd.(e)
7.25%, 06/15/30		17,374	17,829,842
7.38%, 01/31/32		25,825	26,286,751
Jones Deslauriers Insurance Management, Inc.(e)
8.50%, 03/15/30		2,854	2,910,983
6.88%, 10/01/33		2,626	2,435,387
USI, Inc., 7.50%, 01/15/32(e)		3,537	3,570,333
			134,533,874
Interactive Media & Services — 2.3%
Beignet Investor LLC, 6.58%, 05/30/49(e)		33,664	34,342,590
iliad SA(a)
5.63%, 02/15/30	EUR	100	120,939
4.25%, 01/09/32		100	114,992
ION Platform Finance U.S., Inc./ION Platform Finance SARL(e)
4.63%, 05/01/28	USD	244	222,045
5.00%, 05/01/28		2,825	2,595,465
8.75%, 05/01/29		566	505,091
Snap, Inc.(e)
6.88%, 03/01/33		1,937	1,888,056
6.88%, 03/15/34		1,884	1,823,953
			41,613,131
Internet Software & Services(e) — 0.6%
Getty Images, Inc.
11.25%, 02/21/30		931	767,144
10.50%, 11/15/30		631	526,064
Match Group Holdings II LLC
4.63%, 06/01/28		2,875	2,835,745
4.13%, 08/01/30		872	820,689
3.63%, 10/01/31		499	448,971
6.13%, 09/15/33		2,195	2,169,061
Rakuten Group, Inc.
11.25%, 02/15/27		400	413,253
Security		Par (000)	Value
Internet Software & Services (continued)
Rakuten Group, Inc. (continued)
9.75%, 04/15/29	USD	1,400	$ 1,521,532
Wayfair LLC, 7.13%, 05/31/34		740	760,846
			10,263,305
IT Services — 1.5%
Almaviva-The Italian Innovation Co. SpA, 5.00%, 10/30/30(a)	EUR	162	180,547
Amentum Holdings, Inc., 7.25%, 08/01/32(e)	USD	438	451,129
Atos Group(a)
8.13%, 05/21/31	EUR	133	150,229
9.73%, 12/18/26(m)		185	242,073
CACI International, Inc., 6.38%, 06/15/33(e)	USD	2,521	2,556,849
CDK Steerco Coop(c)
7.25%, 06/15/29		3,337	2,135,680
8.00%, 06/15/29		157	100,480
Cedacri SpA, (3-mo. EURIBOR + 5.50%), 7.78%, 05/15/28(a)(b)	EUR	100	110,523
CoreWeave, Inc.
9.25%, 06/01/30(e)	USD	3,918	3,943,449
9.00%, 02/01/31(e)		187	184,796
9.75%, 10/01/31(e)		5,623	5,610,596
8.50%, 07/15/32(a)	EUR	318	357,637
Fair Isaac Corp., 6.00%, 05/15/33(e)	USD	5,296	5,215,120
Fortress Intermediate 3, Inc., 7.50%, 06/01/31(e)		2,502	2,543,608
KBR, Inc., 4.75%, 09/30/28(e)		1,213	1,197,460
Science Applications International Corp., 5.88%, 11/01/33(e)		2,056	2,024,924
			27,005,100
Leisure Products — 2.0%
A&K Travel Group Holdings Ltd., 7.50%, 05/15/33(e)		2,268	2,289,569
Acushnet Co., 5.63%, 12/01/33(e)		557	554,052
Carnival Corp. Ltd.(e)
5.88%, 06/15/31		2,011	2,047,216
5.75%, 08/01/32		1,354	1,367,225
6.13%, 02/15/33		5,748	5,817,809
Carnival U.K. Ltd., 4.13%, 07/15/31(e)	EUR	1,209	1,389,364
Deuce Finco PLC, 7.00%, 11/20/31(a)	GBP	100	135,621
Dometic Group AB, 5.00%, 09/11/30(a)	EUR	100	113,370
Gaia Purchaser, Inc., 07/15/33(e)(j)	USD	3,280	3,317,613
Lindblad Expeditions LLC, 7.00%, 09/15/30(e)		2,701	2,792,677
NCL Corp. Ltd.(e)
5.88%, 01/15/31		1,830	1,776,111
6.75%, 02/01/32		746	744,323
6.25%, 09/15/33		1,355	1,315,932
Pinnacle Bidco PLC(a)
8.25%, 10/11/28	EUR	100	118,350
10.00%, 10/11/28	GBP	100	137,781
Sabre Financial Borrower LLC, 11.13%, 06/15/29(e)	USD	5,668	5,982,318
TUI AG, 5.88%, 03/15/29(a)	EUR	120	140,723
TUI Cruises GmbH, 5.00%, 05/15/30(a)		106	122,890
Viking Cruises Ltd.(e)
9.13%, 07/15/31	USD	3,246	3,401,110
5.88%, 10/15/33		2,960	2,964,621
			36,528,675
Machinery — 0.9%
Chart Industries, Inc.(e)
7.50%, 01/01/30		2,959	3,054,972
9.50%, 01/01/31		537	562,280
Columbus McKinnon Corp., 7.13%, 02/01/33(e)		1,625	1,628,460
Dynamo Newco II GmbH, 6.25%, 10/15/31(a)	EUR	100	107,868
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Machinery (continued)
Esab Corp., 5.63%, 04/01/31(e)	USD	2,292	$ 2,294,487
GrafTech Global Enterprises, Inc., 9.88%, 12/23/29(e)		646	474,810
IMA Industria Macchine Automatiche SpA(a)
3.75%, 01/15/28	EUR	100	114,341
(3-mo. EURIBOR + 3.75%), 5.95%, 04/15/29(b)		100	115,573
King U.S. Bidco, Inc., (3-mo. EURIBOR + 3.25%), 5.45%, 12/01/32(a)(b)		100	115,406
Lsf12 Helix Parent LLC, 7.13%, 02/01/33(e)	USD	3,843	3,720,850
Manitowoc Co., Inc., 9.25%, 10/01/31(e)		1,330	1,429,668
Solaris Energy Infrastructure LLC, 6.38%, 05/15/31(e)		476	481,311
Terex Corp.(e)
5.00%, 05/15/29		130	128,790
6.25%, 10/15/32		773	782,859
TK Elevator Midco GmbH, 4.38%, 07/15/27(a)	EUR	188	214,940
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27(e)	USD	1,755	1,755,263
			16,981,878
Media — 6.0%
Block Communications, Inc., 10.25%, 03/01/31(e)		504	460,965
Cable One, Inc., 1.13%, 03/15/28(h)		2,038	1,324,700
CCO Holdings LLC/CCO Holdings Capital Corp.(e)
5.38%, 06/01/29		91	89,022
4.75%, 03/01/30		553	524,328
4.25%, 02/01/31		5,972	5,378,276
4.75%, 02/01/32		2,669	2,380,672
7.00%, 02/01/33		3,914	3,838,405
7.38%, 02/01/36		8,700	8,531,958
CSC Holdings LLC(e)
5.50%, 04/15/27		1,221	818,082
5.38%, 02/01/28		2,028	1,271,252
11.25%, 05/15/28		3,400	2,192,823
11.75%, 01/31/29		1,365	839,642
Directv Financing LLC, 8.88%, 02/01/30(e)		5,183	5,274,962
Directv Financing LLC/Directv Financing Co-Obligor, Inc.(e)
5.88%, 08/15/27		334	333,514
10.00%, 02/15/31		3,174	3,293,676
9.25%, 06/01/32		3,834	3,895,520
Discovery Communications LLC
3.95%, 03/20/28		1,545	1,519,894
4.13%, 05/15/29		550	544,500
Discovery Global Holdings, Inc.
4.05%, 03/15/29		2,245	2,222,707
4.28%, 03/15/32		5,909	5,302,441
5.05%, 03/15/42		5,712	4,184,440
DISH DBS Corp.(e)
5.25%, 12/01/26		4,217	4,172,152
5.75%, 12/01/28		5,745	5,565,469
DISH Network Corp., 11.75%, 11/15/27(e)		7,733	7,946,060
Gray Media, Inc.(e)
9.63%, 07/15/32		4,148	4,003,442
7.25%, 08/15/33		4,030	3,968,150
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(e)		2,930	1,669,740
Midcontinent Communications, 8.00%, 08/15/32(e)		884	774,975
Sinclair Television Group, Inc., 8.13%, 02/15/33(e)		4,778	4,907,799
Sirius XM Radio LLC(e)
5.00%, 08/01/27		4,927	4,920,416
4.00%, 07/15/28		523	509,289
Sunrise FinCo I BV
4.88%, 07/15/31(e)		1,470	1,390,194
Security		Par (000)	Value
Media (continued)
Sunrise FinCo I BV (continued)
4.63%, 05/15/32(a)	EUR	100	$ 114,362
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(e)	USD	2,000	1,951,726
Univision Communications, Inc.(e)
8.50%, 07/31/31		2,416	2,426,454
9.38%, 08/01/32		1,684	1,711,010
8.88%, 04/15/33		3,224	3,173,782
Versant Media Group, Inc., 7.25%, 01/30/31(e)		662	684,882
Virgin Media O2 Vendor Financing Notes V DAC, 7.88%, 03/15/32(a)	GBP	100	109,920
Virgin Media Secured Finance PLC(a)
4.25%, 01/15/30		100	116,520
4.13%, 08/15/30		100	113,729
VZ Secured Financing BV, 5.25%, 01/15/33(a)	EUR	400	435,422
Ziggo Bond Co. BV, 5.13%, 02/28/30(e)	USD	647	568,214
Ziggo BV, 4.88%, 01/15/30(e)		2,174	2,040,320
			107,495,806
Metals & Mining — 3.9%
Aris Mining Corp., 8.00%, 10/31/29(e)		362	376,480
Arsenal AIC Parent LLC(e)
8.00%, 10/01/30		1,592	1,659,182
11.50%, 10/01/31		4,744	5,083,998
Carpenter Technology Corp., 5.63%, 03/01/34(e)		1,479	1,477,880
Cleveland-Cliffs, Inc., 6.88%, 11/01/29(e)		2,902	2,927,492
Coeur Mining, Inc., 6.88%, 04/01/32(e)		2,473	2,534,825
Commercial Metals Co.(e)
5.75%, 11/15/33		2,271	2,257,584
6.00%, 12/15/35		1,328	1,324,562
Constellium SE(e)
5.63%, 06/15/28		5,540	5,539,339
3.75%, 04/15/29		2,133	2,051,206
6.38%, 08/15/32		2,341	2,385,739
ERO Copper Corp., 6.50%, 02/15/30(e)		2,568	2,565,201
First Quantum Minerals Ltd.(e)
8.00%, 03/01/33		865	903,458
7.25%, 02/15/34		2,022	2,071,317
6.38%, 02/15/36		4,720	4,627,677
Hybar LLC, 7.38%, 07/01/34(e)		2,328	2,339,297
Kaiser Aluminum Corp.(e)
4.50%, 06/01/31		4,982	4,769,308
5.88%, 03/01/34		3,229	3,195,438
Mineral Resources Ltd.(e)
6.00%, 05/01/32		769	760,721
6.25%, 05/01/34		769	756,155
Novelis Corp.(e)
4.75%, 01/30/30		5,807	5,603,174
6.88%, 01/30/30		3,539	3,628,109
3.88%, 08/15/31		4,389	3,997,735
6.38%, 08/15/33		5,112	5,148,827
Novelis Sheet Ingot GmbH, 3.38%, 04/15/29(a)	EUR	1,029	1,156,806
Skeena Resources Ltd., 8.50%, 04/01/31(e)	USD	268	281,512
Vallourec SACA, 7.50%, 04/15/32(e)		1,440	1,505,018
			70,928,040
Mortgage Real Estate Investment Trusts (REITs)(e) — 0.4%
Blackstone Mortgage Trust, Inc., 3.75%, 01/15/27		1,284	1,270,037
Starwood Property Trust, Inc.
7.25%, 04/01/29		233	240,566
08/15/29(j)		958	960,863

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Mortgage Real Estate Investment Trusts (REITs) (continued)
Starwood Property Trust, Inc. (continued)
6.00%, 04/15/30	USD	442	$ 443,610
6.50%, 07/01/30		496	506,525
6.50%, 10/15/30		2,834	2,899,423
6.13%, 06/01/31		924	928,885
			7,249,909
Multi-Utilities(e) — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.
9.50%, 06/01/30		672	721,073
6.88%, 06/01/31		1,276	1,291,917
			2,012,990
Oil, Gas & Consumable Fuels — 10.3%
Aethon United BR LP/Aethon United Finance Corp., 7.50%, 10/01/29(e)		1,728	1,797,130
Antero Midstream Partners LP/Antero Midstream Finance Corp., 6.63%, 02/01/32(e)		1,514	1,546,363
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(e)
9.00%, 11/01/27		963	1,068,930
5.88%, 06/30/29		1,254	1,250,303
6.63%, 07/15/33		1,261	1,275,310
Azule Energy Finance PLC, 8.25%, 01/22/31(e)		200	200,190
Blue Racer Midstream LLC/Blue Racer Finance Corp.(e)
7.00%, 07/15/29		1,140	1,168,567
7.25%, 07/15/32		1,418	1,466,996
Borr IHC Ltd./Borr Finance LLC(e)
8.75%, 01/15/32		802	782,953
9.00%, 01/15/34		778	750,358
Breakwater Energy Holdings SARL
9.25%, 11/15/30(e)		1,750	1,846,388
9.25%, 11/15/30(a)		250	263,770
Buckeye Partners LP
6.88%, 07/01/29(e)		103	105,147
6.75%, 02/01/30(e)		386	398,663
5.60%, 10/15/44		429	382,771
California Resources Corp.(e)
7.00%, 01/15/34		946	935,525
7.25%, 01/15/35		1,266	1,255,851
Caturus Energy LLC(e)
8.50%, 02/15/30		4,561	4,752,649
7.13%, 05/15/31		4,121	4,077,238
CD&R Firefly Bidco PLC(a)
8.63%, 04/30/29	GBP	224	305,713
Series JUL, 04/30/29(j)		100	135,961
Chord Energy Corp., 6.75%, 03/15/33(e)	USD	601	609,898
CITGO Petroleum Corp., 8.38%, 01/15/29(e)		2,678	2,755,148
CNX Midstream Partners LP, 4.75%, 04/15/30(e)		520	495,678
CNX Resources Corp.(e)
7.25%, 03/01/32		479	493,488
5.88%, 03/01/34		1,564	1,521,987
Comstock Resources, Inc.(e)
6.75%, 03/01/29		6,247	6,149,285
5.88%, 01/15/30		59	55,647
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31(e)		9,174	9,004,783
Crescent Energy Finance LLC(e)
7.75%, 07/31/29		1,483	1,486,693
9.75%, 10/15/30		764	809,840
7.63%, 04/01/32		2,616	2,637,093
7.88%, 04/15/32		1,528	1,547,154
7.38%, 01/15/33		1,402	1,393,578
Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Crescent Energy Finance LLC(e) (continued)
8.38%, 01/15/34	USD	1,176	$ 1,211,280
CVR Energy, Inc.(e)
7.50%, 02/15/31		787	783,254
7.88%, 02/15/34		531	525,327
DBR Land Holdings LLC, 6.25%, 12/01/30(e)		907	921,167
Delek Logistics Partners LP/Delek Logistics Finance Corp.(e)
7.38%, 06/30/33		2,180	2,220,886
6.88%, 06/01/34		753	749,450
Energean PLC, 5.63%, 05/12/31(a)	EUR	207	235,701
Energy Transfer LP, Series H, (5-year CMT + 5.69%), 6.50%(b)(l)	USD	2,085	2,086,076
Genesis Energy LP/Genesis Energy Finance Corp.
8.00%, 05/15/33		505	525,284
6.75%, 03/15/34(e)		3,346	3,320,169
Global Partners LP/GLP Finance Corp., 7.13%, 07/01/33(e)		685	693,119
Gulfport Energy Operating Corp., 6.75%, 09/01/29(e)		773	788,392
Harvest Midstream I LP(e)
7.50%, 05/15/32		502	519,956
6.75%, 05/15/34		3,838	3,892,709
Hilcorp Energy I LP/Hilcorp Finance Co.(e)
6.25%, 11/01/28		427	428,116
5.75%, 02/01/29		957	953,282
6.00%, 04/15/30		130	127,723
6.25%, 04/15/32		95	91,962
8.38%, 11/01/33		2,180	2,269,967
6.88%, 05/15/34		1,755	1,707,568
7.25%, 02/15/35		408	401,722
Howard Midstream Energy Partners LLC(e)
7.38%, 07/15/32		673	697,035
6.63%, 01/15/34		1,684	1,698,397
Infinity Natural Resources LLC, 7.63%, 04/01/31(e)		1,235	1,226,635
Ithaca Energy North Sea PLC, 5.50%, 10/01/31(a)	EUR	100	113,908
ITT Holdings LLC, 6.50%, 08/01/29(e)	USD	4,191	4,141,883
Kraken Oil & Gas Partners LLC, 7.13%, 05/15/31(e)		492	481,059
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.88%, 12/01/32(e)		740	753,441
Matador Resources Co.(e)
6.50%, 04/15/32		1,546	1,554,441
6.00%, 04/15/34		1,583	1,543,281
Murphy Oil Corp., 5.88%, 12/01/42		141	125,594
Nabors Industries, Inc., 7.63%, 11/15/32(e)		941	962,721
NGL Energy Operating LLC/NGL Energy Finance Corp.(e)
8.13%, 02/15/29		1,248	1,291,770
8.38%, 02/15/32		4,811	5,008,338
Noble Finance II LLC(e)
8.00%, 04/15/30		610	632,056
6.25%, 06/15/34		1,011	990,842
Northern Oil & Gas, Inc., 7.88%, 10/15/33(e)		1,963	1,950,515
Northriver Midstream Finance LP, 6.75%, 07/15/32(e)		873	884,082
Par Petroleum LLC, 7.38%, 06/01/34(e)		1,756	1,776,877
PBF Holding Co. LLC/PBF Finance Corp.(e)
7.88%, 09/15/30		809	824,394
7.25%, 06/01/34		497	492,035
Permian Resources Operating LLC, 6.25%, 02/01/33(e)		3,946	4,029,762
Prairie Acquiror LP, 9.00%, 08/01/29(e)		984	1,022,093
Seadrill Finance Ltd., 6.75%, 07/15/34(e)		801	773,221
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
SM Energy Co.(e)
8.75%, 07/01/31	USD	649	$ 677,903
6.63%, 04/15/34		4,055	3,991,431
Sunoco LP(e)
5.63%, 03/15/31		675	670,077
6.63%, 08/15/32		1,999	2,033,115
6.25%, 07/01/33		1,079	1,088,669
5.88%, 03/15/34		461	454,679
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(e)
5.50%, 01/15/28		1,497	1,493,828
7.38%, 02/15/29		3,714	3,809,691
6.00%, 09/01/31		522	516,442
TGNR Intermediate Holdings LLC, 5.50%, 10/15/29(e)		1,102	1,084,457
TransMontaigne Partners LLC, 8.50%, 06/15/30(e)		305	310,758
Transocean International Ltd.(e)
8.25%, 05/15/29		430	444,011
8.75%, 02/15/30		349	362,960
8.50%, 05/15/31		1,583	1,643,459
7.88%, 10/15/32		1,548	1,616,019
Valaris Ltd., 8.38%, 04/30/30(e)		1,187	1,232,673
Venture Global LNG, Inc.(e)
9.50%, 02/01/29		9,399	10,116,623
6.38%, 12/15/34		7,420	7,292,096
6.63%, 06/15/36		6,343	6,252,155
Venture Global Plaquemines LNG LLC(e)
6.13%, 12/15/30		4,395	4,496,779
7.50%, 05/01/33		1,676	1,839,432
6.50%, 01/15/34		6,882	7,170,920
7.75%, 05/01/35		3,847	4,314,303
6.75%, 01/15/36		7,881	8,356,193
Wildfire Intermediate Holdings LLC, 7.50%, 10/15/29(e)		2,078	2,131,122
			185,554,333
Passenger Airlines — 0.4%
JetBlue Airways Corp./JetBlue Loyalty LP, 9.88%, 09/20/31(e)		2,483	2,248,885
OneSky Flight LLC, 8.88%, 12/15/29(e)		1,239	1,310,213
United Airlines Holdings, Inc., 5.38%, 03/01/31		1,574	1,562,695
WestJet Airlines Ltd., 8.00%, 02/14/31(e)		1,288	1,292,880
			6,414,673
Personal Care Products — 0.2%
Opal Bidco SAS
5.50%, 03/31/32(a)	EUR	100	117,799
6.50%, 03/31/32(e)	USD	2,200	2,244,442
Perrigo Finance Unlimited Co., 5.15%, 06/15/30		800	769,269
			3,131,510
Pharmaceuticals — 2.2%
1261229 B.C. Ltd., 10.00%, 04/15/32(e)		31,031	31,429,314
Amneal Pharmaceuticals LLC, 6.88%, 08/01/32(e)		964	1,000,641
Bausch Health Cos., Inc.(e)
4.88%, 06/01/28		221	204,345
11.00%, 09/30/28		4,455	4,536,616
Dolcetto Holdco SpA, 5.63%, 07/14/32(a)	EUR	100	114,929
Grifols SA
4.75%, 10/15/28(e)	USD	200	196,004
7.13%, 05/01/30(a)	EUR	141	167,557
Gruenenthal GmbH, 4.63%, 11/15/31(a)		136	156,200
Neopharmed Gentili SpA, (3-mo. EURIBOR + 3.25%), 5.54%, 06/29/33(a)(b)		100	115,583
Nidda Healthcare Holding GmbH(a)
7.00%, 02/21/30		215	253,386
Security		Par (000)	Value
Pharmaceuticals (continued)
Nidda Healthcare Holding GmbH(a) (continued)
(3-mo. EURIBOR + 3.25%), 5.53%, 10/15/32(b)	EUR	169	$ 193,598
Organon & Co./Organon Foreign Debt Co-Issuer BV, 4.13%, 04/30/28(e)	USD	646	637,964
Rossini SARL(a)
6.75%, 12/31/29	EUR	121	143,237
(3-mo. EURIBOR + 3.88%), 6.17%, 12/31/29(b)		73	83,997
Teva Pharmaceutical Finance Netherlands II BV, 7.88%, 09/15/31		100	133,684
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	USD	674	671,304
			40,038,359
Real Estate Management & Development — 0.6%
Adler Financing SARL, Series 1L, (8.25% PIK), 8.25%, 12/31/28(f)	EUR	256	330,121
Alexandrite Lake Lux Holdings SARL, 6.75%, 07/30/30(a)		112	127,765
Anywhere Real Estate Group LLC/Anywhere Co-Issuer Corp.
7.00%, 04/15/30(e)	USD	124	124,515
Series AI, 7.00%, 04/15/30		1,009	1,016,715
Anywhere Real Estate Group LLC/Realogy Co-Issuer Corp., 9.75%, 04/15/30(e)		725	779,419
CoreLogic, Inc., 4.50%, 05/01/28(e)		3,635	3,550,732
CPI Property Group SA, 07/07/32(j)	EUR	137	149,046
DEMIRE Deutsche Mittelstand Real Estate AG, 5.00%, 12/31/27(a)(m)		88	91,074
Five Point Operating Co. LP, 8.00%, 10/01/30(e)	USD	456	466,808
Howard Hughes Corp.(e)
4.38%, 02/01/31		2,103	1,988,847
5.88%, 03/01/32		883	875,452
6.13%, 03/01/34		883	872,441
New Immo Holding SA(a)
3.25%, 07/23/27	EUR	100	113,890
5.88%, 04/17/28		100	116,776
4.95%, 11/14/30		100	113,826
5.50%, 04/23/31		100	114,653
Vivion Investments SARL(a)
5.63%, 06/08/30		100	110,488
(6.50% PIK), 6.50%, 02/28/29(f)		152	175,208
			11,117,776
Retail REITs — 0.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 4.50%, 04/01/27(e)	USD	1,801	1,780,573
Semiconductors & Semiconductor Equipment — 0.2%
Amkor Technology, Inc., 5.88%, 10/01/33(e)		416	417,445
ams-OSRAM AG, 7.25%, 05/31/32(a)	EUR	100	117,692
Kioxia Holdings Corp., 6.63%, 07/24/33(e)	USD	587	613,941
Microchip Technology, Inc., 0.00%, 02/15/30(e)(h)(i)		466	536,377
MKS, Inc., 4.25%, 02/15/34(a)	EUR	145	163,612
ON Semiconductor Corp.(h)
0.50%, 03/01/29	USD	1,259	1,517,095
0.00%, 05/01/31(e)(i)		403	400,582
			3,766,744
Software — 2.7%
AthenaHealth Group, Inc., 6.50%, 02/15/30(e)		8,228	7,889,204
Capstone Borrower, Inc., 8.00%, 06/15/30(e)		1,364	1,295,844
Cloud Software Group, Inc.(e)
6.50%, 03/31/29		8,084	7,843,754
9.00%, 09/30/29		9,417	9,140,440

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Software (continued)
Ellucian Holdings, Inc., 6.50%, 12/01/29(e)	USD	1,816	$ 1,755,441
IPD 3 BV, 5.50%, 06/15/31(a)	EUR	200	222,727
OAK-Eagle Acquireco, Inc.
6.25%, 07/01/33(a)		157	187,831
7.25%, 07/01/33(e)	USD	7,072	7,398,099
8.75%, 07/01/34(e)		6,726	7,138,452
Oracle Corp.
6.70%, 02/04/56		568	534,608
6.10%, 09/26/65		620	518,718
Playtika Holding Corp., 4.25%, 03/15/29(e)		421	376,795
TeamSystem SpA(a)
07/01/32(j)	EUR	100	114,079
(3-mo. EURIBOR + 3.25%), 5.45%, 07/01/32(b)		114	127,976
UKG, Inc., 6.88%, 02/01/31(e)	USD	3,482	3,382,690
			47,926,658
Specialty Retail — 0.4%
Advance Auto Parts, Inc., 7.00%, 08/01/30(e)		924	947,411
Afflelou SAS, 6.00%, 07/25/29(a)	EUR	152	179,415
Cesar Spa(a)
6.50%, 09/30/31		123	143,772
(3-mo. EURIBOR + 4.25%), 6.54%, 09/30/31(b)		120	138,861
Dufry One BV, 4.63%, 06/11/33(a)		106	122,046
Ferrellgas LP/Ferrellgas Finance Corp., 9.25%, 01/15/31(e)	USD	898	946,396
Goldstory SAS, 6.75%, 02/01/30(a)	EUR	100	116,903
Kiko SpA, (3-mo. EURIBOR + 3.25%), 5.45%, 01/15/32(a)(b)		100	115,256
Michaels Cos., Inc., 8.50%, 03/15/33(e)	USD	2,948	2,919,978
PetSmart LLC/PetSmart Finance Corp., 7.50%, 09/15/32(e)		250	250,055
Staples, Inc., 10.75%, 09/01/29(e)		915	872,863
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31(e)		418	396,260
			7,149,216
Technology Hardware, Storage & Peripherals(e) — 0.1%
Seagate Data Storage Technology Pte. Ltd.
5.88%, 07/15/30		853	868,151
5.75%, 12/01/34		498	505,214
			1,373,365
Textiles, Apparel & Luxury Goods — 0.7%
Beach Acquisition Bidco LLC
5.25%, 07/15/32(e)	EUR	2,729	3,174,570
5.25%, 07/15/32(a)		100	116,327
(10.00% Cash or 10.75% PIK), 10.00%, 07/15/33(e)(f)	USD	6,417	7,286,827
Birkenstock Group BV & Co. KG, 4.50%, 06/15/33(a)	EUR	100	115,394
Crocs, Inc.(e)
4.25%, 03/15/29	USD	217	210,545
4.13%, 08/15/31		282	263,494
European TopSoho SARL, 4.00%, 09/21/21(a)(d)(g)(h)	EUR	200	169,503
Levi Strauss & Co., 4.00%, 08/15/30(e)		903	1,036,692
PrestigeBidCo GmbH, (3-mo. EURIBOR + 3.75%), 5.95%, 07/01/29(a)(b)		200	231,335
			12,604,687
Transportation Infrastructure — 0.1%
Edge Finco PLC, 8.13%, 08/15/31(a)	GBP	206	285,466
GB AIT Buyer, Inc., 8.75%, 04/30/34(e)	USD	906	908,409
Security		Par (000)	Value
Transportation Infrastructure (continued)
Mobico Group PLC, 4.88%, 09/26/31(a)	EUR	110	$ 100,257
Ocado Group PLC, 6.25%, 08/06/29(a)(h)	GBP	100	125,496
RXO, Inc., 6.38%, 05/15/31(e)	USD	551	558,654
SGL Group ApS, (3-mo. EURIBOR + 4.75%), 6.94%, 04/22/30(b)	EUR	193	214,942
			2,193,224
Wireless Telecommunication Services — 2.2%
Altice France SA
7.25%, 11/01/29(a)		119	136,918
4.75%, 10/15/30(a)		152	169,670
6.88%, 10/15/30(e)	USD	792	768,702
6.50%, 10/15/31(e)		2,019	1,956,362
6.50%, 04/15/32(e)		5,736	5,543,190
5.63%, 07/15/32(a)	EUR	47	52,331
6.88%, 07/15/32(e)	USD	5,885	5,706,285
Digicel International Finance Ltd. U.S. LLC, 8.63%, 08/01/32(e)		6,664	6,868,085
Iliad Holding SAS
7.00%, 10/15/28(e)		828	831,552
5.38%, 04/15/30(a)	EUR	169	198,038
6.88%, 04/15/31(a)		101	121,428
8.50%, 04/15/31(e)	USD	2,959	3,134,868
7.00%, 04/15/32(e)		3,781	3,853,433
TDC Brands A/S, 8.00%, 04/30/31(a)	EUR	100	115,808
Vmed O2 U.K. Financing I PLC
4.00%, 01/31/29(a)	GBP	200	250,249
4.25%, 01/31/31(e)	USD	6,505	5,349,405
4.50%, 07/15/31(a)	GBP	201	218,733
4.75%, 07/15/31(e)	USD	1,000	821,654
5.63%, 04/15/32(a)	EUR	100	100,560
6.75%, 01/15/33(e)	USD	3,534	2,992,118
Zegona Finance PLC(a)
6.75%, 07/15/29	EUR	239	283,205
01/15/32(j)		100	114,697
			39,587,291
Total Corporate Bonds — 117.8% (Cost: $2,106,997,777)			2,119,657,618
Fixed Rate Loan Interests
IT Services — 0.4%
Clover Holdings 2 LLC, Fixed Term Loan B, 7.75%, 12/09/31	USD	7,875	7,461,833
Software — 0.5%
Cotiviti, Inc., 2024 Fixed Term Loan B, 7.63%, 05/01/31		8,712	8,123,608
Total Fixed Rate Loan Interests — 0.9% (Cost: $16,586,930)			15,585,441
Floating Rate Loan Interests(b)
Advertising Agencies — 0.0%
Summer BC Holdco B SARL, 2024 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 5.26%), 8.99%, 02/15/29		447	380,955
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Aerospace & Defense — 0.2%
Arcline FM Holdings LLC, 2025 1st Lien Term Loan, 06/23/30(n)	USD	1	$ 819
Cubic Corp.
2025 Second Out Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.76%), 8.43%, 05/25/29		752	51,433
2025 Second Out Term Loan C, (3-mo. CME Term SOFR at 0.75% Floor + 3.51%), 6.92%, 05/25/29		113	7,737
Kaman Corp., 2026 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.67%, 02/26/32		776	774,133
Propulsion BC Finco SARL, 2025 Repriced Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.23%, 12/01/32		326	326,611
Signia Aerospace LLC, 2026 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.20%, 12/11/31		741	740,545
TransDigm, Inc., 2026 Term Loan N, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 02/13/33		1,001	1,000,840
			2,902,118
Automobile Components — 0.3%
Champions Financing, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.42%, 02/23/29		1,742	1,621,881
Clarios Global LP, 2026 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 01/28/32		2,205	2,205,186
MajorDrive Holdings IV LLC, Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 7.99%, 06/01/28		303	290,397
Tenneco, Inc.
2022 Term Loan A, (3-mo. CME Term SOFR at 0.50% Floor + 4.85%), 8.49%, 11/17/28		162	160,934
2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 5.10%), 8.74%, 11/17/28		1,015	1,010,154
			5,288,552
Broadline Retail — 0.2%
Boots Group Finco LP, USD Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.92%, 08/30/32		4,368	4,378,970
Building Products — 0.4%
Chariot Buyer LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.64%, 09/08/32		237	237,048
CP Atlas Buyer, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 5.25%), 8.89%, 07/08/30		526	460,856
White Cap Buyer LLC, 2026 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.14%, 02/10/33		1,636	1,628,128
White Cap Supply Holdings LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.89%, 10/19/29		4,037	4,027,755
Wilsonart LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.98%, 08/05/31		1,425	1,284,707
			7,638,494
Security		Par (000)	Value
Capital Markets — 0.1%
Ardonagh Group Finco Pty. Ltd., 2024 USD Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.63%, 02/15/31	USD	1,078	$ 1,040,934
Jupiter Borrower, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.48%, 06/30/33		661	659,625
OVG Business Services LLC, 2024 Term Loan B, (1-mo. CME Term SOFR + 3.00%), 6.64%, 06/25/31		61	61,089
			1,761,648
Chemicals — 0.5%
Advancion Holdings LLC(c)
2020 2nd Lien Term Loan, (3-mo. CME Term SOFR + 7.85%), 11.52%, 11/24/28		443	332,325
2020 USD Term Loan, (3-mo. CME Term SOFR + 4.10%), 7.77%, 11/24/27		285	260,928
BASF Coatings Ltd., USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.24%, 06/29/33		1,287	1,290,539
Discovery Purchaser Corp., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.41%, 10/04/29		2,181	2,170,275
Lonza Group AG, USD Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.03%), 7.76%, 07/03/28		1,727	1,632,432
Olympus Water U.S. Holding Corp., 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.98%, 11/03/32		2,106	2,102,206
Oxea Corp., 2017 USD Term Loan B2, (3-mo. CME Term SOFR at 0.00% Floor + 4.85%), 8.53%, 04/08/31		752	493,239
WR Grace Holdings LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.73%, 08/19/32		1,392	1,386,230
			9,668,174
Commercial Services & Supplies — 0.2%
Allied Universal Holdco LLC, 2025 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.89%, 08/20/32		2,802	2,801,773
LABL, Inc., 2026 USD Interim New Money DIP Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.75%), 10.43%, 12/02/26		117	116,675
			2,918,448
Communications Equipment — 0.0%
Radiate Holdco LLC
2025 Delayed Draw Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.00%), 7.64%, 06/26/29		23	22,724
2025 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.00%), 7.64%, 06/26/29		23	22,723
			45,447
Construction & Engineering — 0.3%
Azuria Water Solutions, Inc., 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.48%, 04/25/33		937	933,396
Brand Industrial Services, Inc., 2024 Term Loan B, (3- mo. CME Term SOFR at 0.50% Floor + 4.50%), 8.16%, 08/01/30		4,814	3,754,040
			4,687,436

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Consumer Discretionary — 0.0%
Jupiter Buyer, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.73%, 11/03/31	USD	347	$ 347,308
Consumer Staples Distribution & Retail — 0.2%
BCPE Empire Holdings, Inc., 2026 10th Amendment Term Loan, (1-mo. CME Term SOFR + 3.50%), 7.14%, 12/29/32		3,019	2,979,183
Containers & Packaging — 0.3%
Clydesdale Acquisition Holdings, Inc., Term Loan B, (1-mo. CME Term SOFR + 3.18%), 6.91%, 04/13/29		1,937	1,900,743
Mauser Packaging Solutions Holding Co., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.12%, 04/15/30		4,257	4,193,145
			6,093,888
Distributors — 0.1%
QXO Building Products, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.73%, 07/01/33		1,551	1,546,688
Diversified Telecommunication Services — 0.8%
Coral-U.S. Co-Borrower LLC, 2025 Term Loan B7, (3- mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.92%, 01/31/32		2,146	2,073,913
Level 3 Financing, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.39%, 03/29/32		5,171	5,169,397
Virgin Media Bristol LLC, 2020 USD Term Loan Q, (1- mo. CME Term SOFR + 3.36%), 6.99%, 01/31/29		200	191,208
Zayo Group Holdings, Inc., 2025 USD Term Loan, (1- mo. CME Term SOFR at 0.00% Floor + 3.11% and 0.50% PIK), 7.26%, 03/11/30(f)		7,836	7,832,634
			15,267,152
Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.98%, 07/01/33(c)		641	641,000
Entertainment — 0.0%
Motion Finco SARL, 2024 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.23%, 11/12/29		333	283,263
Financial Services — 0.0%
Acuren Delaware Holdco, Inc., 2026 Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 07/30/31		241	241,118
Summit Acquisition, Inc., 2025 Add-on Term Loan, (1- mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.14%, 10/16/31		696	694,867
			935,985
Gas Utilities — 0.1%
NGL Energy Partners LP, 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.13%, 03/11/33		721	723,385
Venture Global Calcasieu Pass LLC, 2026 Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.95%, 04/11/33		800	801,448
			1,524,833
Security		Par (000)	Value
Ground Transportation — 0.0%
Hertz Corp.
2021 Term Loan B, (3-mo. CME Term SOFR + 3.76%), 7.43%, 06/30/28	USD	631	$ 444,548
2021 Term Loan C, (3-mo. CME Term SOFR + 3.76%), 7.43%, 06/30/28		126	88,570
PODS LLC, 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.13%, 05/14/31		250	242,860
			775,978
Health Care Equipment & Supplies — 0.3%
Bausch & Lomb Corp., 2025 Repriced Term Loan, (1- mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.39%, 01/15/31		3,392	3,396,371
Hopper Merger Sub, Inc., 2026 USD Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.99%, 04/07/33		1,280	1,251,469
			4,647,840
Health Care Providers & Services — 0.4%
LifePoint Health, Inc.
2024 1st Lien Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.42%, 05/19/31		2,160	2,124,549
2024 Incremental Term Loan B1, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.18%, 05/19/31		748	734,321
Quorum Health Corp., 2020 Term Loan, 0.00%, 01/28/28(c)(d)(g)		1,731	1,263,303
Star Parent, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.73%, 09/27/30		2,605	2,607,173
			6,729,346
Hotels, Restaurants & Leisure — 0.3%
Caesars Entertainment, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.89%, 02/06/30		1,210	1,167,280
Gaia Purchaser, Inc., Term Loan B, 06/25/33(c)(n)		1,778	1,775,778
Great Canadian Gaming Corp., 2024 Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.43%, 11/01/29		532	523,238
Pioneer Opco LLC, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.89%, 05/16/33		2,000	2,006,080
			5,472,376
Household Durables — 0.0%
Hunter Douglas, Inc., 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.73%, 01/20/32		465	464,217
Springs Windows Fashions LLC, 2024 FLFO Delayed Draw Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.50%), 8.14%, 12/19/29		269	265,385
SWF Holdings I Corp., 2024 FLFO A1 Term Loan, (1- mo. CME Term SOFR at 1.00% Floor + 4.50%), 8.14%, 12/19/29		201	199,039
			928,641
Industrial Conglomerates — 0.3%
Heritage Environmental Services, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.64%, 04/01/33(c)		446	447,672
LSF12 Crown U.S. Commercial Bidco LLC, 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.62%, 12/02/31		1,221	1,222,684
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Industrial Conglomerates (continued)
Resilience Parent LLC, 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.23%, 02/28/33	USD	1,418	$ 1,414,597
Sword Purchaser LLC, USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.64%, 04/11/33		1,723	1,678,047
			4,763,000
Insurance — 0.3%
Amynta Agency Borrower, Inc., 2026 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 12/29/31		329	324,353
Asurion LLC, 2025 Term Loan B13, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.91%, 09/19/30		2,083	2,058,397
Hyperion Insurance Group Ltd., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.39%, 04/18/30		166	156,454
Jones DesLauriers Insurance Management Inc., 2026 Repriced Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.66%, 02/02/33		1,055	1,007,723
Truist Insurance Holdings LLC, 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.48%, 05/06/32(c)		1,462	1,414,112
			4,961,039
Interactive Media & Services — 0.1%
Camelot U.S. Acquisition LLC, 2025 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.89%, 01/31/31		1,352	1,242,350
IT Services — 0.4%
Asurion LLC, 2024 Term Loan B12, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.91%, 09/19/30		290	286,374
CoreWeave Financing DDTL V LLC, Delayed Draw Term Loan, (1-mo. SOFR + 4.50%), 8.12%, 11/17/31		3,328	3,393,344
Fortress Intermediate 3, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.62%, 06/27/31		572	568,168
McAfee Corp., 2024 USD 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.64%, 03/01/29		1,406	1,244,052
Neptune Bidco U.S., Inc., 2026 USD Term Loan B, (3- mo. CME Term SOFR at 0.50% Floor + 5.00%), 8.77%, 02/03/33		1,028	1,018,573
Proofpoint, Inc., 2025 Repriced Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.73%, 08/31/28		286	275,447
			6,785,958
Leisure Products — 0.0%
City Football Group Ltd., 2024 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.26%), 6.93%, 07/22/30		896	891,713
Machinery — 0.3%
CompoSecure Holdings LLC, Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.92%, 01/14/33		2,288	2,272,808
GrafTech Global Enterprises, Inc.
2024 Delayed Draw Term Loan, (1-mo. CME Term SOFR at 2.00% Floor + 6.00%), 9.64%, 12/21/29		268	255,472
2024 Term Loan, (3-mo. CME Term SOFR at 2.00% Floor + 6.00%), 9.67%, 12/21/29		468	447,076
Security		Par (000)	Value
Machinery (continued)
LSF12 Helix Parent LLC, USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.14%, 02/10/33	USD	1,583	$ 1,552,260
PECF USS Intermediate Holding III Corp., 2026 Term Loan, (3-mo. CME Term SOFR at 2.00% Floor + 7.50%), 11.18%, 03/03/33		119	113,732
Tega MC Australia Holdings Pty. Ltd., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.16%, 06/01/33		529	531,317
			5,172,665
Media — 0.9%
Altice France SA, 2025 USD Term Loan B14, (3-mo. CME Term SOFR at 0.00% Floor + 6.88%), 10.55%, 05/31/31		1,474	1,502,127
Clear Channel Outdoor Holdings, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.11%), 7.76%, 08/23/28		4,263	4,259,389
CMG Media Corp., 2024 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.60%), 7.33%, 06/18/29		1,725	1,554,824
CSC Holdings LLC, 2019 Term Loan B5, (Prime + 1.50%), 8.25%, 04/15/27		2,223	1,555,965
Directv Financing LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 5.50%), 9.16%, 02/17/31		3,065	3,068,991
Discovery Global Holdings, Inc., 2026 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 06/03/33		1,082	1,081,691
Gray Media, Inc., 2021 Term Loan D, (1-mo. CME Term SOFR + 3.00%), 6.73%, 12/01/28		700	698,967
Radiate Holdco LLC, 2025 FLFO Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 5.23% and 1.50% PIK), 10.26%, 09/25/29(f)		2,052	1,843,993
			15,565,947
Passenger Airlines — 0.0%
JetBlue Airways Corp., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.75%), 8.43%, 08/27/29		663	588,413
Pharmaceuticals — 0.2%
Amneal Pharmaceuticals LLC, 2026 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.64%, 08/01/32		1,727	1,732,501
Endo Finance Holdings LP, 2024 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.39%, 04/23/31		1,029	1,028,908
			2,761,409
Professional Services — 0.2%
CoreLogic, Inc., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.61%), 7.26%, 06/02/28		2,512	2,481,107
Galaxy U.S. Opco, Inc., Term Loan, (3-mo. CME Term SOFR + 0.50% and 3.25% PIK), 8.91%, 07/31/30(f)		952	868,917
			3,350,024
Software — 0.1%
CoreLogic, Inc., 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 6.61%), 10.26%, 06/04/29		460	452,169
Sabre GLBL, Inc.
2024 Term Loan B1, (1-mo. CME Term SOFR at 0.50% Floor + 6.00%), 9.74%, 11/15/29		319	283,185

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Software (continued)
Sabre GLBL, Inc. (continued)
2024 Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 6.00%), 9.74%, 11/15/29	USD	166	$ 147,295
2025 11th Amendment Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 6.25%), 9.99%, 07/30/29		101	89,981
			972,630
Transportation Infrastructure — 0.1%
AIT Worldwide Logistics, Inc., 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.91%, 04/29/33		1,006	1,005,759
Wireless Telecommunication Services — 0.1%
Digicel International Finance Ltd., 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.23%, 08/06/32		1,399	1,405,329
Windstream Services LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.64%, 10/06/32(c)		1,151	1,156,971
			2,562,300
Total Floating Rate Loan Interests — 7.7% (Cost: $141,160,456)			138,466,930

	Shares
Investment Companies
Fixed Income Funds — 1.2%
iShares Broad USD High Yield Corporate Bond ETF(o)(p)	572,663	21,199,985
Total Investment Companies — 1.2% (Cost: $20,910,572)		21,199,985

		Par (000)
Preferred Securities
Capital Trusts — 7.3%(b)
Automobile Components — 0.1%
Aptiv Swiss Holdings Ltd., 6.88%, 12/15/54	USD	1,200	1,226,551
Automobiles(a)(l) — 0.0%
Stellantis NV
6.25%	EUR	150	168,026
6.88%		125	139,406
8.25%	GBP	125	161,877
Volkswagen International Finance NV
5.49%	EUR	100	116,422
5.99%		100	117,523
			703,254
Banks — 0.2%
Banco Bilbao Vizcaya Argentaria SA, 6.88%(a)(l)		200	246,230
CaixaBank SA(a)(l)
6.25%		200	240,976
7.50%		200	250,515
Security		Par (000)	Value
Banks (continued)
Citigroup, Inc., Series GG, 6.88%, 12/31/99	USD	1,020	$ 1,044,601
Toronto-Dominion Bank, 7.25%, 07/31/84		1,935	2,007,959
			3,790,281
Building Products — 0.0%
Nationwide Building Society, 7.50%(a)(l)	GBP	235	320,082
Capital Markets — 0.1%
Apollo Global Management, Inc., 6.00%, 12/15/54	USD	1,767	1,714,157
Containers & Packaging — 0.0%
Stora Enso OYJ, 5.63%(a)(l)	EUR	106	123,461
Diversified REITs — 0.0%
Unibail-Rodamco-Westfield SE, 4.75%(a)(l)		200	229,520
Diversified Telecommunication Services(a) — 0.0%
SoftBank Group Corp., 6.50%, 10/29/62		100	105,551
Telefonica Emisiones SA, 4.38%(l)		100	113,553
Telefonica Europe BV(l)
6.14%		200	242,969
6.75%		100	125,518
			587,591
Electric Utilities — 1.0%
AES Corp., 7.60%, 01/15/55	USD	2,216	2,268,911
Dominion Energy, Inc.
6.15%, 12/15/56		850	852,581
6.25%, 12/15/56		455	456,926
EDP SA, 4.75%, 05/29/54(a)	EUR	100	116,273
Electricite de France SA(a)(l)
3.00%		200	226,235
3.38%		200	220,550
4.38%		100	113,618
5.13%		200	235,167
Enel SpA, 4.25%(a)(l)		125	143,751
NextEra Energy Capital Holdings, Inc.
Series AA, 6.00%, 10/01/56	USD	1,918	1,917,049
Series BB, 6.20%, 10/01/56		2,877	2,874,219
Series CC, 6.63%, 10/01/66		5,520	5,604,991
Oncor Electric Delivery Co. LLC, 4.55%, 11/26/56(a)	EUR	100	115,563
Orsted A/S, 2.50%, 12/31/99(a)	GBP	100	104,917
PG&E Corp., 6.85%, 09/15/56	USD	1,967	1,960,015
			17,210,766
Electronic Equipment, Instruments & Components — 0.0%
Prysmian SpA, 5.25%(a)(l)	EUR	150	177,512
Financial Services — 3.4%
Banco Santander SA, 7.25%(l)	USD	1,200	1,219,758
Bank of America Corp.(l)
Series OO, 6.63%		7,834	8,076,689
Series U, 6.25%		1,189	1,203,285
Barclays PLC(l)
4.38%		2,490	2,417,239
7.63%		1,329	1,389,162
8.00%		400	420,120
9.63%		5,245	5,816,086
Brookfield Finance, Inc., 6.30%, 01/15/55		3,731	3,618,859
Citigroup, Inc.(l)
Series CC, 7.13%		5,616	5,745,643
Series DD, 7.00%		860	897,080
Series EE, 6.75%		2,126	2,155,677
Series FF, 6.95%		856	875,709
Series HH, 6.63%		2,320	2,363,609
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Financial Services (continued)
Deutsche Bank AG(a)(l)
6.75%	EUR	200	$ 236,034
7.13%		200	243,982
7.38%		200	248,230
8.13%		200	249,142
Goldman Sachs Group, Inc.(l)
Series Y, 6.13%	USD	3,526	3,534,187
Series Z, 6.85%		1,269	1,304,784
JPMorgan Chase & Co., Series PP, 6.10%(l)		2,620	2,653,170
NatWest Group PLC, 8.13%(l)		1,633	1,807,395
UBS Group AG(e)(l)
6.60%		800	807,002
6.63%		2,036	2,041,904
6.88%		1,717	1,721,897
7.00%		5,404	5,446,179
7.13%		1,000	1,009,093
7.75%		1,200	1,264,555
9.25%		2,200	2,478,295
			61,244,765
Independent Power and Renewable Electricity Producers(e)(l) — 0.5%
NRG Energy, Inc., 10.25%		3,370	3,636,341
Vistra Corp., 7.00%		5,682	5,727,019
			9,363,360
Industrial Conglomerates — 0.0%
Alstom SA, 5.25%(a)(l)	EUR	100	116,097
Insurance — 0.1%
BNP Paribas Cardif SA, 6.00%(a)(l)		200	230,507
Corebridge Financial, Inc., 6.38%, 09/15/54	USD	1,782	1,769,086
NN Group NV, 5.75%(a)(l)	EUR	200	232,702
			2,232,295
Internet Software & Services — 0.0%
Rakuten Group, Inc., 4.25%(a)(l)		200	226,322
Multi-Utilities — 0.1%
AltaGas Ltd., 7.20%, 10/15/54(e)	USD	1,135	1,189,939
Centrica PLC, 6.50%, 05/21/55(a)	GBP	100	135,787
			1,325,726
Oil, Gas & Consumable Fuels — 1.7%
Enbridge, Inc.
7.20%, 06/27/54	USD	810	860,879
7.38%, 03/15/55		657	690,999
Energy Transfer LP
8.00%, 05/15/54		4,561	4,841,752
7.13%, 10/01/54		1,564	1,608,938
Series G, 7.13%(l)		1,280	1,320,723
Eni SpA, 4.50%(a)(l)	EUR	100	115,917
Sunoco LP, 7.88%(e)(l)	USD	9,264	9,633,978
Var Energi ASA(a)
7.86%, 11/15/83	EUR	100	123,469
4.95%, 04/29/86		100	114,249
Venture Global LNG, Inc., 9.00%(e)(l)	USD	10,685	10,431,928
			29,742,832
Security		Par (000)	Value
Passenger Airlines — 0.0%
Deutsche Lufthansa AG, 5.25%, 01/15/55(a)	EUR	100	$ 116,544
Pharmaceuticals(a) — 0.0%
Bayer AG
Series NC5, 6.63%, 09/25/83		100	120,106
Series NC8, 7.00%, 09/25/83		100	126,373
			246,479
Real Estate Management & Development(a)(l) — 0.1%
Aroundtown Finance SARL, 5.25%		275	302,485
Heimstaden Bostad AB, 2.63%		375	422,440
Vivion Investments SARL, 8.13%		100	102,745
			827,670
Transportation Infrastructure — 0.0%
Poste Italiane SpA, 2.63%(a)(l)		100	110,027
Water Utilities — 0.0%
Veolia Environnement SA, 4.32%(a)(l)		100	113,289
			131,748,581

	Shares
Preferred Stocks — 0.7%
Financial Services(d) — 0.1%
Labels Buyer LLC, 12.00%	1,322	1,084,040
Shift4 Payments, Inc., 6.00%, 05/01/28(h)	6,896	429,414
		1,513,454
Insurance — 0.3%
Alliant Cali, Inc., (Acquired 09/25/24, Cost: $5,947,430), 12/31/79(c)(k)	6,038	6,095,361
Interactive Media & Services(d)(h) — 0.2%
Alphabet, Inc.
Series A, 6.25%, 05/15/29	25,550	1,300,240
Series B, 6.25%, 05/15/29	25,550	1,285,165
		2,585,405
IT Services(d) — 0.0%
Veritas Newco
Series G, 12/31/49	374	7,480
Series G-1, 12/31/49	258	5,031
		12,511
Semiconductors & Semiconductor Equipment — 0.1%
Microchip Technology, Inc., 7.50%, 03/15/28(d)(h)	27,164	2,083,750
		12,290,481
Total Preferred Securities — 8.0% (Cost: $141,032,626)		144,039,062

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Warrants
Financial Services — 0.0%
Labels Buyer LLC(d)	1,163	$ 2,908
Total Warrants — 0.0% (Cost: $ — )		2,908
Total Long-Term Investments — 136.8% (Cost: $2,446,643,735)		2,461,059,194
Short-Term Securities
Money Market Funds — 0.2%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 3.54%(o)(q)	3,295,100	3,295,100
Total Short-Term Securities — 0.2% (Cost: $3,295,100)		3,295,100
Total Investments — 137.0% (Cost: $2,449,938,835)		2,464,354,294
Liabilities in Excess of Other Assets — (37.0)%		(665,097,513)
Net Assets — 100.0%		$ 1,799,256,781

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Non-income producing security.
(e)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Convertible security.
(i)	Zero-coupon bond.
(j)	When-issued security.
(k)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $41,679,360, representing 2.3% of its net assets as of period end, and an original cost of $41,559,430.

(l)	Perpetual security with no stated maturity date.
(m)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Affiliate of the Trust.
(p)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(q)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2026 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/25	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/26	Shares Held at 06/30/26	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Shares	$ 646,102	$ 2,648,998 (a)	$ —	$ —	$ —	$ 3,295,100	3,295,100	$ 35,778	$ —
iShares Broad USD High Yield Corporate Bond ETF	18,254,519	3,156,412	—	—	(210,946)	21,199,985	572,663	588,671	—
				$ —	$ (210,946)	$ 24,495,085		$ 624,449	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Ultra Long Treasury Note	189	09/21/26	$ 21,221	$ (262,379)
U.S. Long Bond	156	09/21/26	17,638	(305,714)
Ultra U.S. Treasury Bond	7	09/21/26	809	(23,636)
				$ (591,729)
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Corporate High Yield Fund, Inc. (HYT)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	454,000	USD	517,776	Deutsche Bank AG	07/02/26	$ 964
USD	247,748	EUR	213,000	Barclays Bank PLC	09/16/26	3,605
USD	79,093	EUR	68,000	Deutsche Bank AG	09/16/26	1,150
USD	339,387	EUR	295,000	Deutsche Bank AG	09/16/26	1,254
USD	32,431	EUR	28,000	Natwest Markets PLC	09/16/26	337
USD	73,115,184	EUR	62,704,000	Wells Fargo Bank N.A.	09/16/26	1,242,983
USD	5,631,766	GBP	4,196,000	UBS AG	09/16/26	66,012
						1,316,305
USD	76,655	EUR	67,000	Deutsche Bank AG	09/16/26	(141)
USD	519,420	EUR	454,000	Deutsche Bank AG	09/16/26	(961)
USD	125,674	GBP	95,000	State Street Bank and Trust Co.	09/16/26	(339)
						(1,441)
						$ 1,314,864
Centrally Cleared Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.46.V2	5.00%	Quarterly	06/20/31	B	USD	6,932	$ 568,961	$ 272,531	$ 296,430

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
OTC Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMA CGM SA	5.00%	Quarterly	Morgan Stanley & Co. International PLC	06/20/27	BB+	EUR	125	$ 6,761	$ 5,758	$ 1,003
Adler Real Estate AG	5.00	Quarterly	Bank of America N.A.	12/20/27	N/R	EUR	35	1,717	(1,836)	3,553
Adler Real Estate AG	5.00	Quarterly	Barclays Bank PLC	12/20/27	N/R	EUR	21	1,032	(988)	2,020
Adler Real Estate AG	5.00	Quarterly	Barclays Bank PLC	12/20/27	N/R	EUR	60	2,900	(2,776)	5,676
Adler Real Estate AG	5.00	Quarterly	Citibank N.A.	12/20/27	N/R	EUR	17	841	(821)	1,662
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/27	N/R	EUR	36	1,762	(1,978)	3,740
Adler Real Estate AG	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/27	N/R	EUR	26	1,277	(1,353)	2,630
Altice France SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/27	CCC+	EUR	31	1,625	1,001	624
Altice France SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/27	CCC+	EUR	32	1,678	1,137	541
Altice France SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/27	CCC+	EUR	90	4,719	3,707	1,012
Altice France SA	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/27	CCC+	EUR	29	1,520	951	569
Worldline SA	5.00	Quarterly	BNP Paribas SA	06/20/28	BB	EUR	18	(714)	(1,068)	354
Virgin Media Finance PLC	5.00	Quarterly	Goldman Sachs International	12/20/28	B-	EUR	24	198	1,749	(1,551)
Virgin Media Finance PLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/28	B-	EUR	53	439	3,992	(3,553)
iTraxx.XO.42.V3 20-35%	5.00	Quarterly	BNP Paribas SA	12/20/29	CC+	EUR	109	17,015	13,126	3,889
iTraxx.XO.42.V3 20-35%	5.00	Quarterly	BNP Paribas SA	12/20/29	CC+	EUR	140	21,854	17,938	3,916
iTraxx.XO.42.V3 20-35%	5.00	Quarterly	Goldman Sachs International	12/20/29	CC+	EUR	76	11,863	11,991	(128)
Zegona Finance PLC	5.00	Quarterly	BNP Paribas SA	06/20/30	BB	EUR	32	4,940	4,566	374
Zegona Finance PLC	5.00	Quarterly	Deutsche Bank AG	06/20/30	BB	EUR	32	4,903	3,560	1,343
Faurecia SE	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/30	BB-	EUR	139	17,449	12,195	5,254
Albion Financing 1 S.a r.l.	5.00	Quarterly	Bank of America N.A.	06/20/31	BB-	EUR	36	5,134	4,206	928
IMA S.p.A. / IMA Industria Macchine Automatiche SpA	5.00	Quarterly	Bank of America N.A.	06/20/31	B	EUR	100	9,589	8,013	1,576
IMA S.p.A. / IMA Industria Macchine Automatiche SpA	5.00	Quarterly	Bank of America N.A.	06/20/31	B	EUR	40	3,835	3,080	755

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Corporate High Yield Fund, Inc. (HYT)

OTC Credit Default Swaps — Sell Protection (continued)
Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ION Platform Finance S.à r.l.	5.00%	Quarterly	BNP Paribas SA	06/20/31	B+	EUR	28	$ (6,415)	$ (6,392)	$ (23)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/31	BBB-	EUR	67	7,429	7,769	(340)
								$ 123,351	$ 87,527	$ 35,824

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
OTC Total Return Swaps
Paid by the Trust		Received by the Trust
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1-day SOFR, 3.68%	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Termination	Morgan Stanley & Co. International PLC	N/A	09/20/26	USD	693	$ 16,294	$ (6,485)	$ 22,779
1-day SOFR, 3.68%	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Termination	JPMorgan Chase Bank N.A.	N/A	12/20/26	USD	631	10,981	(4,850)	15,831
1-day SOFR, 3.68%	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Termination	JPMorgan Chase Bank N.A.	N/A	12/20/26	USD	904	18,245	(7,411)	25,656
1-day SOFR, 3.68%	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Termination	Morgan Stanley & Co. International PLC	N/A	12/20/26	USD	693	7,687	(4,756)	12,443
1-day SOFR, 3.68%	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Termination	Morgan Stanley & Co. International PLC	N/A	12/20/26	USD	693	9,108	(5,256)	14,364
1-day SOFR, 3.68%	Quarterly	Markit iBoxx USD Liquid Leveraged Loan Index	At Termination	Morgan Stanley & Co. International PLC	N/A	12/20/26	USD	5,625	56,274	(29,383)	85,657
1-day SOFR, 3.68%	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Termination	Morgan Stanley & Co. International PLC	N/A	03/20/27	USD	3,272	87,072	(28,497)	115,569
1-day SOFR, 3.68%	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Termination	Morgan Stanley & Co. International PLC	N/A	03/20/27	USD	2,290	19,664	(12,521)	32,185
1-day SOFR, 3.68%	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Termination	Morgan Stanley & Co. International PLC	N/A	03/20/27	USD	2,288	8,450	(17,542)	25,992
1-day SOFR, 3.68%	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Termination	Morgan Stanley & Co. International PLC	N/A	03/20/27	USD	2,288	6,085	(17,775)	23,860
1-day SOFR, 3.68%	Quarterly	Markit iBoxx $ Liquid High Yield Index	At Termination	Morgan Stanley & Co. International PLC	N/A	03/20/27	USD	262	740	(2,221)	2,961
1-day SOFR, 3.68%	Quarterly	Markit iBoxx USD Liquid Leveraged Loan Index	At Termination	Morgan Stanley & Co. International PLC	N/A	03/20/27	USD	7,860	4,507	(61,856)	66,363
1-day SOFR, 3.68%	Quarterly	Markit iBoxx USD Liquid Leveraged Loan Index	At Termination	Morgan Stanley & Co. International PLC	N/A	03/20/27	USD	9,119	7,402	(30,952)	38,354
1-day SOFR, 3.68%	Quarterly	Markit iBoxx USD Liquid Leveraged Loan Index	At Termination	Morgan Stanley & Co. International PLC	N/A	03/20/27	USD	7,866	11,370	(64,289)	75,659
									$ 263,879	$ (293,794)	$ 557,673
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Corporate High Yield Fund, Inc. (HYT)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$ 272,531	$ —	$ 296,430	$ —
OTC Swaps	104,739	(311,006)	599,092	(5,595)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the
Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	$ —	$ —	$ —	$ 1,316,305	$ —	$ —	$ 1,316,305
Swaps — centrally cleared Unrealized appreciation on centrally cleared swaps(a)	—	296,430	—	—	—	—	296,430
Swaps — OTC Unrealized appreciation on OTC swaps; Swap premiums paid	—	146,158	—	—	557,673	—	703,831
	$ —	$ 442,588	$ —	$ 1,316,305	$ 557,673	$ —	$ 2,316,566
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 591,729	$ —	$ 591,729
Forward foreign currency exchange contracts Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,441	—	—	1,441
Swaps — OTC Unrealized depreciation on OTC swaps; Swap premiums received	—	22,807	—	—	293,794	—	316,601
	$ —	$ 22,807	$ —	$ 1,441	$ 885,523	$ —	$ 909,771

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets
and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2026, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ 1,514,329	$ —	$ 1,514,329
Forward foreign currency exchange contracts	—	—	—	1,527,994	—	—	1,527,994
Swaps	—	107,272	—	—	454,396	—	561,668
	$ —	$ 107,272	$ —	$ 1,527,994	$ 1,968,725	$ —	$ 3,603,991
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ (739,151)	$ —	$ (739,151)
Forward foreign currency exchange contracts	—	—	—	1,224,366	—	—	1,224,366
Swaps	—	182,158	—	—	(833,080)	—	(650,922)
	$ —	$ 182,158	$ —	$ 1,224,366	$ (1,572,231)	$ —	$ (165,707)

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Corporate High Yield Fund, Inc. (HYT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$40,539,376
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	79,178,086
Average amounts sold — in USD	723,593
Credit default swaps:
Average notional value — sell protection	13,904,354
Total return swaps:
Average notional value	39,298,000
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$ 289,041	$ —
Forward foreign currency exchange contracts	1,316,305	1,441
Swaps — centrally cleared	—	2,983
Swaps — OTC(a)	703,831	316,601
Total derivative assets and liabilities in the Statements of Assets and Liabilities	2,309,177	321,025
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(289,041)	(2,983)
Total derivative assets and liabilities subject to an MNA	$ 2,020,136	$ 318,042

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Statements of Assets and Liabilities.
The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trust:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Bank of America N.A.	$ 22,111	$ (1,836)	$ —	$ —	$ 20,275
Barclays Bank PLC	11,301	(3,764)	—	—	7,537
BNP Paribas SA	44,163	(7,483)	—	—	36,680
Citibank N.A.	1,662	(821)	—	—	841
Deutsche Bank AG	8,271	(1,102)	—	—	7,169
Goldman Sachs International	13,740	(1,679)	—	—	12,061
JPMorgan Chase Bank N.A.	82,459	(18,132)	—	—	64,327
Morgan Stanley & Co. International PLC	527,097	(282,886)	—	—	244,211
Natwest Markets PLC	337	—	—	—	337
UBS AG	66,012	—	—	—	66,012
Wells Fargo Bank N.A.	1,242,983	—	—	—	1,242,983
	$ 2,020,136	$ (317,703)	$ —	$ —	$ 1,702,433

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)(e)
Bank of America N.A.	$ 1,836	$ (1,836)	$ —	$ —	$ —
Barclays Bank PLC	3,764	(3,764)	—	—	—
BNP Paribas SA	7,483	(7,483)	—	—	—
Citibank N.A.	821	(821)	—	—	—
Deutsche Bank AG	1,102	(1,102)	—	—	—
Goldman Sachs International	1,679	(1,679)	—	—	—
JPMorgan Chase Bank N.A.	18,132	(18,132)	—	—	—
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Corporate High Yield Fund, Inc. (HYT)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)(e)
Morgan Stanley & Co. International PLC	$ 282,886	$ (282,886)	$ —	$ —	$ —
State Street Bank and Trust Co.	339	—	—	—	339
	$ 318,042	$ (317,703)	$ —	$ —	$ 339

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$ —	$ 2,221,042	$ —	$ 2,221,042
Common Stocks
Capital Markets	—	—	13,852	13,852
Financial Services	—	70,252	—	70,252
Food Products	1,139,995	—	—	1,139,995
Health Care Equipment & Supplies	2,903,415	—	—	2,903,415
Health Care Providers & Services	—	—	—	—
Machinery	—	—	277,960	277,960
Metals & Mining	2,499,756	—	—	2,499,756
Oil, Gas & Consumable Fuels	7,030,631	—	—	7,030,631
Real Estate Management & Development	—	—	1	1
Semiconductors & Semiconductor Equipment	—	—	—	—
Specialized REITs	4,843,383	—	—	4,843,383
Wireless Telecommunication Services	—	1,106,963	—	1,106,963
Corporate Bonds
Advertising Agencies	—	48,186,306	—	48,186,306
Aerospace & Defense	—	65,609,921	—	65,609,921
Air Freight & Logistics	—	1,704,871	—	1,704,871
Automobile Components	—	33,955,229	—	33,955,229
Automobiles	—	31,070,709	—	31,070,709
Banks	—	6,958,637	—	6,958,637
Biotechnology	—	6,685,973	—	6,685,973
Building Materials	—	39,149,848	—	39,149,848
Building Products	—	29,559,444	—	29,559,444
Capital Markets	—	29,485,877	—	29,485,877
Chemicals	—	74,043,104	—	74,043,104
Commercial Services & Supplies	—	124,036,389	—	124,036,389
Communications Equipment	—	503,644	—	503,644
Construction & Engineering	—	8,432,633	—	8,432,633
Consumer Finance	11,589	37,145,310	—	37,156,899
Consumer Staples Distribution & Retail	—	19,929,139	—	19,929,139
Containers & Packaging	—	60,207,106	—	60,207,106
Distributors	—	9,866,316	—	9,866,316
Diversified REITs	—	20,127,958	—	20,127,958
Diversified Telecommunication Services	—	184,260,031	—	184,260,031
Electric Utilities	—	29,784,740	—	29,784,740
Electronic Equipment, Instruments & Components	—	6,578,160	—	6,578,160
Energy Equipment & Services	—	25,551,757	—	25,551,757

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Corporate High Yield Fund, Inc. (HYT)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Entertainment	$ —	$ 25,379,211	$ —	$ 25,379,211
Environmental, Maintenance & Security Service	—	22,856,439	—	22,856,439
Financial Services	—	56,851,665	—	56,851,665
Food Products	—	24,456,814	—	24,456,814
Ground Transportation	—	2,831,367	—	2,831,367
Health Care Equipment & Supplies	—	15,327,795	—	15,327,795
Health Care Providers & Services	—	63,882,715	—	63,882,715
Health Care REITs	—	9,843,270	—	9,843,270
Hotel & Resort REITs	—	26,572,710	—	26,572,710
Hotels, Restaurants & Leisure	—	60,490,678	—	60,490,678
Household Durables	—	31,647,557	—	31,647,557
Independent Power and Renewable Electricity Producers	—	64,970,073	—	64,970,073
Industrial Conglomerates	—	4,451,516	—	4,451,516
Insurance	—	134,533,874	—	134,533,874
Interactive Media & Services	—	41,613,131	—	41,613,131
Internet Software & Services	—	10,263,305	—	10,263,305
IT Services	—	24,768,940	2,236,160	27,005,100
Leisure Products	—	36,528,675	—	36,528,675
Machinery	—	16,981,878	—	16,981,878
Media	—	107,495,806	—	107,495,806
Metals & Mining	—	70,928,040	—	70,928,040
Mortgage Real Estate Investment Trusts (REITs)	—	7,249,909	—	7,249,909
Multi-Utilities	—	2,012,990	—	2,012,990
Oil, Gas & Consumable Fuels	—	185,554,333	—	185,554,333
Passenger Airlines	—	6,414,673	—	6,414,673
Personal Care Products	—	3,131,510	—	3,131,510
Pharmaceuticals	—	40,038,359	—	40,038,359
Real Estate Management & Development	—	11,117,776	—	11,117,776
Retail REITs	—	1,780,573	—	1,780,573
Semiconductors & Semiconductor Equipment	—	3,766,744	—	3,766,744
Software	—	47,926,658	—	47,926,658
Specialty Retail	—	7,149,216	—	7,149,216
Technology Hardware, Storage & Peripherals	—	1,373,365	—	1,373,365
Textiles, Apparel & Luxury Goods	—	12,604,687	—	12,604,687
Transportation Infrastructure	125,496	2,067,728	—	2,193,224
Wireless Telecommunication Services	—	39,587,291	—	39,587,291
Fixed Rate Loan Interests	—	15,585,441	—	15,585,441
Floating Rate Loan Interests	—	131,174,841	7,292,089	138,466,930
Investment Companies	21,199,985	—	—	21,199,985
Preferred Securities
Capital Trusts	—	131,748,581	—	131,748,581
Preferred Stocks
Financial Services	—	1,513,454	—	1,513,454
Insurance	—	—	6,095,361	6,095,361
Interactive Media & Services	2,585,405	—	—	2,585,405
IT Services	—	12,511	—	12,511
Semiconductors & Semiconductor Equipment	—	2,083,750	—	2,083,750
Warrants	—	2,908	—	2,908
Short-Term Securities
Money Market Funds	3,295,100	—	—	3,295,100
Unfunded Floating Rate Loan Interests(a)	—	88,484	—	88,484
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	(251)	—	(251)
	$45,634,755	$2,402,892,349	$15,915,423	$2,464,442,527
Derivative Financial Instruments(b)
Assets
Credit Contracts	$ —	$ 337,849	$ —	$ 337,849
Foreign Currency Exchange Contracts	—	1,316,305	—	1,316,305
Interest Rate Contracts	—	557,673	—	557,673
Liabilities
Credit Contracts	—	(5,595)	—	(5,595)
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Corporate High Yield Fund, Inc. (HYT)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Liabilities (continued)
Foreign Currency Exchange Contracts	$ —	$ (1,441)	$ —	$ (1,441)
Interest Rate Contracts	(591,729)	—	—	(591,729)
	$(591,729)	$2,204,791	$—	$1,613,062

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)
Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $680,000,000 are categorized as Level 2 within the fair value hierarchy.
See notes to financial statements.

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities
1988 CLO Ltd., Series 2023-2A, Class A1R, (3-mo. CME Term SOFR + 1.20%), 4.87%, 04/15/38(a)(b)	USD	2,000	$ 2,000,076
AB BSL CLO Ltd., Series 2021-3A, Class A1R, (3-mo. CME Term SOFR + 1.25%), 4.93%, 04/20/38(a)(b)		1,500	1,501,502
AGL CLO Ltd.(a)(b)
Series 2022-20A, Class A1R, (3-mo. CME Term SOFR + 1.37%), 5.05%, 10/20/37		1,000	1,001,752
Series 2024-34A, Class A1, (3-mo. CME Term SOFR + 1.34%), 5.00%, 01/22/38		1,000	1,001,541
Anchorage Capital CLO Ltd., Series 2025-32A, Class D, (3-mo. CME Term SOFR + 3.95%), 7.62%, 07/15/37(a)(b)		1,000	1,000,216
Apidos CLO XXXVII, Series 2021-37A, Class A, (3-mo. CME Term SOFR + 1.39%), 5.06%, 10/22/34(a)(b)		3,000	3,000,569
Benefit Street Partners CLO XVI Ltd., Series 2018-16A, Class A1R2, (3-mo. CME Term SOFR + 1.32%), 5.00%, 01/17/38(a)(b)		1,000	1,001,259
Benefit Street Partners CLO XXIX Ltd., Series 2022- 29A, Class AR, (3-mo. CME Term SOFR + 1.18%), 4.85%, 01/25/38(a)(b)		500	499,657
Birch Grove CLO Ltd.(a)(b)
Series 2021-3A, Class BR, (3-mo. CME Term SOFR + 1.60%), 5.28%, 01/19/38		1,000	1,002,488
Series 2025-12A, Class A1, (3-mo. CME Term SOFR + 1.17%), 4.83%, 04/22/38		1,250	1,248,967
Bryant Park Funding Ltd., Series 2023-21A, Class AR, (3-mo. CME Term SOFR + 1.27%), 4.95%, 10/18/38(a)(b)		1,000	1,001,198
Buckhorn Park CLO Ltd., Series 2019-1A, Class ARR, (3-mo. CME Term SOFR + 1.07%), 4.75%, 07/18/34(a)(b)		1,000	1,000,109
Carlyle U.S. CLO Ltd.(a)(b)
Series 2017-3A, Class A1R2, (3-mo. CME Term SOFR + 1.40%), 5.07%, 10/21/37		1,500	1,502,625
Series 2019-2A, Class AR2, (3-mo. CME Term SOFR + 1.36%), 5.03%, 10/15/37		2,000	2,003,497
Series 2021-11A, Class A1R, (3-mo. CME Term SOFR + 1.41%), 5.08%, 07/25/37		2,000	2,003,628
CarVal CLO I Ltd., Series 2018-1A, Class D, (3-mo. CME Term SOFR + 3.15%), 6.83%, 07/16/31(a)(b)		500	499,357
CIFC Funding Ltd.(a)(b)
Series 2014-2RA, Class AR, (3-mo. CME Term SOFR + 1.36%), 5.03%, 10/24/37		1,000	1,001,826
Series 2019-5A, Class BR2, (3-mo. CME Term SOFR + 1.65%), 5.32%, 10/15/38		1,000	1,003,905
Series 2024-1A, Class A, (3-mo. CME Term SOFR + 1.50%), 5.18%, 04/18/37		1,500	1,500,000
Diameter Capital CLO Ltd.(a)(b)
Series 2021-1A, Class A1R, (3-mo. CME Term SOFR + 1.39%), 5.06%, 10/15/37		2,800	2,805,026
Series 2025-10A, Class A, (3-mo. CME Term SOFR + 1.31%), 4.99%, 04/20/38		1,500	1,502,560
Elmwood CLO 37 Ltd.(a)(b)
Series 2024-13A, Class C, (3-mo. CME Term SOFR + 1.70%), 5.38%, 01/17/38		1,000	999,350
Series 2024-13A, Class D1, (3-mo. CME Term SOFR + 2.60%), 6.28%, 01/17/38		1,000	994,918
Elmwood CLO 38 Ltd., Series 2025-1A, Class A, (3-mo. CME Term SOFR + 1.15%), 4.81%, 04/22/38(a)(b)		1,000	999,538
Security		Par (000)	Value
Asset-Backed Securities (continued)
Elmwood CLO VII Ltd., Series 2020-4A, Class A1RR, (3-mo. CME Term SOFR + 1.36%), 5.04%, 10/17/37(a)(b)	USD	2,000	$ 2,003,560
Elmwood CLO XII Ltd., Series 2021-5A, Class BR, (3- mo. CME Term SOFR + 1.70%), 5.37%, 10/15/37(a)(b)		2,000	2,005,796
GoldenTree Loan Management U.S. CLO Ltd., Series 2025-24A, Class A, (3-mo. CME Term SOFR + 1.15%), 4.83%, 10/20/38(a)(b)		1,000	999,301
Golub Capital Partners CLO Ltd.(a)(b)
Series 2019-41A, Class AR2, (3-mo. CME Term SOFR + 1.33%), 5.01%, 07/20/38		1,000	1,001,925
Series 2019-43A, Class A1R, (3-mo. CME Term SOFR + 1.34%), 5.02%, 10/20/37		1,500	1,502,128
Series 2020-48A, Class A1R, (3-mo. CME Term SOFR + 1.31%), 4.99%, 04/17/38		1,500	1,502,573
Series 2021-58A, Class A1R, (3-mo. CME Term SOFR + 1.28%), 4.95%, 10/25/37		1,000	1,001,439
Series 2024-76A, Class A1, (3-mo. CME Term SOFR + 1.37%), 5.04%, 10/25/37		1,500	1,502,681
HalseyPoint CLO Ltd.(a)(b)
Series 2021-4A, Class A, (3-mo. CME Term SOFR + 1.48%), 5.16%, 04/20/34		2,000	2,000,814
Series 2021-5A, Class A1A, (3-mo. CME Term SOFR + 1.47%), 5.14%, 01/30/35		1,000	1,000,393
Kennedy Lewis CLO Ltd.(a)(b)
Series 2024-17A, Class A1, (3-mo. CME Term SOFR + 1.40%), 5.06%, 10/22/37		3,000	3,005,410
Series 8A, Class A1R2, (3-mo. CME Term SOFR + 1.38%), 5.06%, 01/20/38		2,750	2,754,922
Series 9A, Class AR, (3-mo. CME Term SOFR + 1.35%), 5.03%, 01/20/38		1,000	1,001,500
Madison Park Funding LIX Ltd., Series 2021-59A, Class A1R, (3-mo. CME Term SOFR + 1.50%), 5.18%, 04/18/37(a)(b)		1,000	1,002,415
Madison Park Funding LVIII Ltd., Series 2024-58A, Class B, (3-mo. CME Term SOFR + 1.95%), 5.62%, 04/25/37(a)(b)		1,000	1,001,918
Madison Park Funding LXXI Ltd., Series 2025-71A, Class A1, (3-mo. CME Term SOFR + 1.14%), 4.81%, 04/23/38(a)(b)		2,500	2,498,054
Marathon CLO Ltd., Series 2020-15ARRR, Class C1R3, (3-mo. CME Term SOFR + 3.20%), 6.85%, 08/15/37(a)(b)		1,500	1,500,279
Neuberger Berman Loan Advisers CLO Ltd., Series 2021-46A, Class BR, (3-mo. CME Term SOFR + 1.50%), 5.18%, 01/20/37(a)(b)		1,450	1,448,987
New Mountain CLO Ltd.(a)(b)
Series CLO-3A, Class A1R, (3-mo. CME Term SOFR + 1.33%), 5.01%, 10/20/38		1,500	1,502,662
Series CLO-5A, Class AR, (3-mo. CME Term SOFR + 1.25%), 4.93%, 07/20/36		2,500	2,502,006
Series CLO-7A, Class A1, (3-mo. CME Term SOFR + 1.20%), 4.88%, 03/31/38		1,500	1,500,080
OCP CLO Ltd.(a)(b)
Series 2015-10A, Class AR3, (3-mo. CME Term SOFR + 1.31%), 4.98%, 01/26/38		1,000	1,001,122
Series 2020-19A, Class A1R2, (3-mo. CME Term SOFR + 1.18%), 4.86%, 04/20/38		2,000	1,999,000
Series 2021-23A, Class AR2, (3-mo. CME Term SOFR + 1.19%), 4.87%, 01/17/39		1,000	1,000,490
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Asset-Backed Securities (continued)
OHA Credit Funding Ltd.(a)(b)
Series 2019-3A, Class AR2, (3-mo. CME Term SOFR + 1.32%), 5.00%, 01/20/38	USD	1,750	$ 1,752,339
Series 2020-5AR, Class AR, (3-mo. CME Term SOFR + 1.35%), 5.03%, 10/18/37		1,000	1,001,994
Series 2020-7A, Class A1R2, (3-mo. CME Term SOFR + 1.28%), 4.96%, 07/19/38		1,000	1,000,986
OHA Credit Partners XII Ltd., Series 2015-12AR, Class D1R2, (3-mo. CME Term SOFR + 3.50%), 7.17%, 04/23/37(a)(b)		600	600,348
OHA Credit Partners XVI, Series 2021-16A, Class AR, (3-mo. CME Term SOFR + 1.35%), 5.03%, 10/18/37(a)(b)		750	751,461
Post CLO Ltd., Series 2024-1A, Class A1R, (3-mo. CME Term SOFR + 1.27%), 4.88%, 03/30/39(a)(b)		2,000	2,001,896
Regatta XI Funding Ltd., Series 2018-1A, Class AR, (3-mo. CME Term SOFR + 1.40%), 5.08%, 07/17/37(a)(b)		2,000	2,003,361
Regatta XII Funding Ltd., Series 2019-1A, Class ARR, (3-mo. CME Term SOFR + 1.39%), 5.06%, 10/15/37(a)(b)		1,500	1,502,720
Regatta XVIII Funding Ltd., Series 2021-1A, Class BR, (3-mo. CME Term SOFR + 1.55%), 5.22%, 04/15/38(a)(b)		1,000	999,866
Regatta XXIV Funding Ltd., Series 2021-5A, Class AR, (3-mo. CME Term SOFR + 1.32%), 5.00%, 01/20/38(a)(b)		2,000	2,002,669
RR Ltd.(a)(b)
Series 2022-21A, Class A1AR, (3-mo. CME Term SOFR + 1.40%), 5.07%, 07/15/39		1,000	1,001,700
Series 2024-29RA, Class A2R, (3-mo. CME Term SOFR + 1.70%), 5.37%, 07/15/39		2,000	2,006,593
Signal Peak CLO Ltd.(a)(b)
Series 2020-8A, Class A1R, (3-mo. CME Term SOFR + 1.39%), 5.07%, 10/20/37		6,000	6,009,404
Series 2024-14A, Class A, (3-mo. CME Term SOFR + 1.30%), 4.96%, 01/22/38		2,000	2,001,834
Silver Point CLO Ltd., Series 2025-9A, Class A1, (3-mo. CME Term SOFR + 1.52%), 5.19%, 03/31/38(a)(b)		1,500	1,503,813
Sixth Street CLO XII Ltd., Series 2018-12A, Class BR2, (3-mo. CME Term SOFR + 1.60%), 5.28%, 01/17/39(a)(b)		1,000	1,002,968
Sixth Street CLO XIV Ltd., Series 2019-14A, Class BR2, (3-mo. CME Term SOFR + 1.50%), 5.17%, 01/20/38(a)(b)		1,750	1,745,481
Sixth Street CLO XXII Ltd., Series 2023-22A, Class AR, (3-mo. CME Term SOFR + 1.13%), 4.80%, 04/21/38(a)(b)		1,500	1,498,698
TICP CLO VI Ltd., Series 2016-6A, Class AR2, (3-mo. CME Term SOFR + 1.38%), 5.05%, 01/15/34(a)(b)		1,944	1,945,070
Trestles CLO VII Ltd., Series 2024-7A, Class A1, (3-mo. CME Term SOFR + 1.38%), 5.05%, 10/25/37(a)(b)		1,388	1,390,235
Trimaran CAVU Ltd., Series 2022-2A, Class AR, (3-mo. CME Term SOFR + 1.24%), 4.92%, 03/27/38(a)(b)		1,000	1,000,677
Security		Par (000)	Value
Asset-Backed Securities (continued)
Warwick Capital CLO Ltd., Series 2024-4A, Class A1, (3-mo. CME Term SOFR + 1.40%), 5.08%, 07/20/37(a)(b)	USD	1,000	$ 1,001,500
Whitebox CLO II Ltd., Series 2020-2A, Class A1R2, (3-mo. CME Term SOFR + 1.38%), 5.05%, 10/24/37(a)(b)		500	500,807
Total Asset-Backed Securities — 10.4% (Cost: $106,124,700)			106,541,439

	Shares
Common Stocks
Financial Services(c) — 0.0%
Aimbridge Acquisition Co., Inc.	667	25,576
Labels Buyer LLC	191	17,540
		43,116
Ground Transportation — 0.0%
Sirva BGRS Holdings, Inc.(c)	99	82
Hotels, Restaurants & Leisure — 0.0%
Fortrex Equity(c)(d)	895	13,425
IT Services — 0.0%
Travelport LLC(c)(d)	25	17,104
Machinery — 0.0%
United Site Services, Inc.(c)(d)	4,701	47,010
Trading Companies & Distributors — 0.0%
TMK Hawk Midco Corp.(c)	934	1,869
Wireless Telecommunication Services — 0.0%
Altice France Lux 3(c)	13,720	270,294
Total Common Stocks — 0.0% (Cost: $478,765)		392,900

		Par (000)
Corporate Bonds
Advertising Agencies — 1.0%
Clear Channel Outdoor Holdings, Inc.(b)
7.75%, 04/15/28	USD	1,401	1,403,257
7.50%, 06/01/29		380	380,196
7.88%, 04/01/30(e)		901	938,551
7.13%, 02/15/31		1,031	1,067,595
7.50%, 03/15/33		1,011	1,064,502
CMG Media Corp., 8.88%, 06/18/29(b)		54	39,523
Lamar Media Corp., 5.38%, 11/01/33(b)		175	171,514
Neptune Bidco U.S., Inc.(b)
9.29%, 04/15/29		54	55,071
10.38%, 05/15/31		622	644,650
9.50%, 02/15/33		453	458,009
Omnicom Group, Inc., 5.40%, 10/01/48(e)		2,215	1,988,894
Outfront Media Capital LLC/Outfront Media Capital Corp.(b)
4.25%, 01/15/29(e)		196	190,848
4.63%, 03/15/30		8	7,759
7.38%, 02/15/31		359	373,329

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Advertising Agencies (continued)
Outfront Media Capital LLC/Outfront Media Capital Corp.(b) (continued)
6.00%, 06/15/34	USD	876	$ 874,401
Stagwell Global LLC, 5.63%, 08/15/29(b)		209	201,585
			9,859,684
Aerospace & Defense — 3.7%
AAR Escrow Issuer LLC, 6.75%, 03/15/29(b)		350	357,568
ATI, Inc.
5.88%, 12/01/27		253	253,124
7.25%, 08/15/30		657	682,145
5.13%, 10/01/31		656	649,307
5.88%, 06/15/33		90	91,250
Boeing Co.(e)
5.15%, 05/01/30		6,775	6,857,596
7.01%, 05/01/64		2,285	2,598,601
Bombardier, Inc.(b)
8.75%, 11/15/30		576	608,863
7.25%, 07/01/31		165	172,643
7.00%, 06/01/32(e)		362	375,001
6.75%, 06/15/33		313	323,996
Efesto Bidco SpA Efesto U.S. LLC, Series XR, 7.50%, 02/15/32(b)		1,270	1,270,850
General Dynamics Corp., 4.25%, 04/01/50(e)		1,260	1,058,591
Goat Holdco LLC, 6.75%, 02/01/32(b)		305	312,586
Moog, Inc., 5.50%, 10/15/34(b)		156	153,625
Northrop Grumman Corp.
4.03%, 10/15/47		2,400	1,911,417
5.25%, 05/01/50(e)		3,050	2,869,713
RTX Corp.
4.63%, 11/16/48(e)		2,805	2,433,005
3.13%, 07/01/50		3,545	2,366,107
6.40%, 03/15/54(e)		1,100	1,207,427
TransDigm, Inc.(b)
6.75%, 08/15/28		1,695	1,711,880
6.38%, 03/01/29		2,462	2,499,622
6.63%, 03/01/32		1,106	1,134,337
6.00%, 01/15/33		900	908,842
6.38%, 05/31/33		1,886	1,903,932
6.25%, 01/31/34		162	165,304
6.75%, 01/31/34		1,506	1,544,718
6.13%, 07/31/34		1,152	1,150,518
			37,572,568
Air Freight & Logistics(b) — 0.0%
Rand Parent LLC, 8.50%, 02/15/30		311	322,148
Stonepeak Nile Parent LLC, 7.25%, 03/15/32		152	157,401
			479,549
Automobile Components — 0.6%
American Axle & Manufacturing, Inc.(b)
6.38%, 10/15/32		195	194,314
7.75%, 10/15/33		203	200,537
Clarios Global LP/Clarios U.S. Finance Co.(b)
6.75%, 05/15/28		1,071	1,086,680
6.75%, 02/15/30		475	489,454
4.75%, 06/15/31	EUR	250	288,960
6.75%, 09/15/32	USD	879	897,710
Cyprium Corp./Cyprium Holdings Luxembourg SARL, 6.13%, 04/15/31(b)		250	249,989
Dana, Inc.
4.25%, 09/01/30		59	58,801
4.50%, 02/15/32		96	95,764
Security		Par (000)	Value
Automobile Components (continued)
Dorman Products, Inc., 6.25%, 06/15/34(b)	USD	22	$ 22,253
Garrett Motion Holdings, Inc./Garrett LX I SARL, 7.75%, 05/31/32(b)		109	114,449
Goodyear Tire & Rubber Co.
5.00%, 07/15/29(e)		207	197,875
6.63%, 07/15/30		213	205,718
8.88%, 07/15/32		351	354,047
IHO Verwaltungs GmbH, (7.38% Cash or 8.13% PIK), 7.38%, 05/15/33(b)(f)		225	233,919
Qnity Electronics, Inc.(b)
5.75%, 08/15/32		360	361,917
6.25%, 08/15/33		231	235,028
Tenneco, Inc., 8.00%, 11/17/28(b)		683	687,271
			5,974,686
Automobiles — 1.8%
Allison Transmission, Inc., 5.88%, 12/01/33(b)		206	205,361
Asbury Automotive Group, Inc., 4.50%, 03/01/28		221	218,771
Carvana Co.(b)(f)
(11.00% Cash or 13.00% PIK), 9.00%, 06/01/30		1,010	1,044,612
(9.00% PIK), 9.00%, 06/01/31		1,809	1,996,009
Cougar JV Subsidiary LLC, 8.00%, 05/15/32(b)		264	276,734
Ford Motor Co.
3.25%, 02/12/32		171	150,723
6.10%, 08/19/32		3,129	3,186,201
General Motors Co.
6.25%, 10/02/43(e)		940	945,184
5.95%, 04/01/49		3,455	3,327,857
Global Auto Holdings Ltd./AAG FH U.K. Ltd., 11.50%, 08/15/29(b)		200	207,000
Group 1 Automotive, Inc., 6.38%, 01/15/30(b)		90	91,129
Hyundai Capital America, 2.38%, 10/15/27(g)		200	194,392
Hyundai Capital Services, Inc., 5.13%, 02/05/29(g)		225	226,742
LCM Investments Holdings II LLC(b)(e)
4.88%, 05/01/29		406	395,292
8.25%, 08/01/31		320	333,419
Lithia Motors, Inc., 5.50%, 10/01/30(b)		223	220,247
Nissan Motor Acceptance Co. LLC
6.95%, 09/15/26(b)(e)		3,265	3,271,844
6.95%, 09/15/26(g)		75	75,157
7.05%, 09/15/28(g)		150	153,682
6.13%, 09/30/30(b)		575	565,237
Nissan Motor Co. Ltd.(b)
7.75%, 07/17/32		266	275,697
6.38%, 07/17/33	EUR	190	221,610
8.13%, 07/17/35	USD	789	835,528
Rivian Holdings LLC/Rivian LLC/Rivian Automotive LLC, 10.00%, 01/15/31(b)		301	299,796
			18,718,224
Banks — 2.7%
ABQ Finance Ltd., 4.95%, 03/25/30(g)		250	250,388
Abu Dhabi Commercial Bank PJSC, 3.50%, 03/31/27(g)		212	210,312
Australia & New Zealand Banking Group Ltd.(a)
(1-day SOFR + 0.68%), 4.31%, 07/16/27(g)		200	200,762
(5-year CMT + 1.70%), 2.57%, 11/25/35(b)(e)		5,445	4,875,730
Axis Bank Ltd., 5.35%, 06/30/31(g)		400	401,956
Bangkok Bank PCL(g)
4.45%, 09/19/28		200	198,908
(5-year CMT + 1.90%), 3.73%, 09/25/34(a)		200	190,358
Bank Negara Indonesia Persero Tbk. PT, (5-year CMT + 3.26%), 7.15%(a)(g)(h)		400	399,600
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Banks (continued)
Bank of East Asia Ltd.(a)(g)
(1-year CMT + 1.40%), 5.38%, 05/13/32	USD	250	$ 250,296
(5-year CMT + 2.30%), 4.88%, 04/22/32		750	748,180
China CITIC Bank International Ltd., (5-year CMT + 1.65%), 6.00%, 12/05/33(a)(g)		250	256,397
First Abu Dhabi Bank PJSC, 5.00%, 02/28/29(g)		200	200,640
Golomt Bank, 7.95%, 05/14/29(g)		395	397,093
Kasikornbank PCL, (5-year CMT + 1.70%), 3.34%, 10/02/31(a)(g)		468	465,754
KeyCorp, (1-day SOFR Index + 2.42%), 6.40%, 03/06/35(a)		1,995	2,123,382
Kookmin Bank, 5.25%, 05/08/29(g)		200	203,736
Macquarie Bank Ltd., 6.80%, 01/18/33(b)		5,110	5,486,341
Metropolitan Bank & Trust Co.(g)
5.38%, 03/06/29		320	325,200
5.50%, 03/06/34		275	278,867
Nanyang Commercial Bank Ltd., (5-year CMT + 2.10%), 6.00%, 08/06/34(a)(g)		250	255,752
Philippine National Bank, 4.85%, 10/23/29(g)		200	199,926
Saudi Awwal Bank, (5-year CMT + 2.20%), 5.95%, 09/04/35(a)(g)		200	198,630
Standard Chartered PLC(a)(g)
(1-day SOFR + 1.68%), 5.31%, 05/13/31		400	410,304
(1-year CMT + 2.10%), 6.10%, 01/11/35		200	208,856
Walker & Dunlop, Inc., 6.63%, 04/01/33(b)		192	195,059
Wells Fargo & Co.
5.61%, 01/15/44(e)		4,119	3,967,084
(1-day SOFR + 1.51%), 3.53%, 03/24/28(a)		4,075	4,045,148
Westpac Banking Corp., (1-day SOFR + 0.81%), 4.44%, 04/16/29(a)		200	201,467
			27,146,126
Beverages(e) — 1.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46		5,712	5,203,760
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 01/23/49		5,000	4,911,854
			10,115,614
Biotechnology — 0.7%
Baxalta, Inc., 5.25%, 06/23/45		6,000	5,619,051
BioMarin Pharmaceutical, Inc., 5.50%, 02/15/34(b)		430	422,452
Genmab AS/Genmab Finance LLC(b)
6.25%, 12/15/32		228	232,349
7.25%, 12/15/33		561	584,898
			6,858,750
Building Materials(b) — 1.0%
AmeriTex HoldCo Intermediate LLC, 7.63%, 08/15/33		286	298,829
Builders FirstSource, Inc., 6.75%, 05/15/35		194	197,797
EMRLD Borrower LP/Emerald Co-Issuer, Inc.
6.63%, 12/15/30		3,982	4,070,934
6.75%, 07/15/31		230	238,061
Jeld-Wen, Inc., 4.88%, 12/15/27(e)		345	274,713
New Enterprise Stone & Lime Co., Inc.
5.25%, 07/15/28		163	162,350
9.75%, 07/15/28		93	93,162
Quikrete Holdings, Inc., 6.38%, 03/01/32		1,724	1,760,509
Standard Building Solutions, Inc.
6.50%, 08/15/32		861	866,204
6.25%, 08/01/33		413	410,127
5.88%, 03/15/34		358	344,977
Security		Par (000)	Value
Building Materials (continued)
Standard Industries, Inc., 4.38%, 07/15/30	USD	1,443	$ 1,370,490
Wilsonart LLC, 11.00%, 08/15/32		426	345,119
			10,433,272
Building Products(b) — 0.5%
QXO Building Products, Inc.
6.50%, 07/15/31		847	863,238
6.75%, 04/30/32		1,156	1,193,661
6.88%, 07/15/34		1,020	1,047,107
White Cap Supply Holdings LLC, 7.38%, 11/15/30		2,420	2,453,616
			5,557,622
Capital Markets — 3.1%
Ares Strategic Income Fund, 5.45%, 09/09/28(e)		4,275	4,233,203
Blackstone Secured Lending Fund, 5.90%, 05/21/31(e)		9,425	9,284,434
Blue Owl Capital Corp., 6.20%, 07/15/30(e)		703	700,494
China Ping An Insurance Overseas Holdings Ltd., 6.13%, 05/16/34(g)		200	211,474
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(b)		460	438,280
First Eagle Holdings, Inc., 7.25%, 08/15/32(b)		108	108,718
Focus Financial Partners LLC, 6.75%, 09/15/31(b)		181	182,125
FS KKR Capital Corp., 2.63%, 01/15/27		73	71,653
Gaci First Investment Co., 5.25%, 10/13/32(g)		200	200,346
Golub Capital Private Credit Fund, 5.45%, 08/15/28(e)		7,840	7,752,125
Hana Securities Co. Ltd., 4.88%, 06/02/31(g)		265	262,891
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
5.25%, 05/15/27		2,670	2,638,902
9.75%, 01/15/29		274	268,720
4.38%, 02/01/29		252	215,231
10.00%, 11/15/29(b)		110	108,484
Jane Street Group/JSG Finance, Inc.(b)
6.13%, 11/01/32		100	100,021
6.75%, 05/01/33		339	348,616
Mirae Asset Securities Co. Ltd., 07/06/29(g)(i)		225	224,863
NH Investment & Securities Co. Ltd., 5.00%, 06/29/31(g)		200	198,914
Nomura Holdings, Inc., (5-year CMT + 1.30%), 5.04%, 06/10/36(a)		400	390,640
Osaic Holdings, Inc.(b)
6.75%, 08/01/32		433	433,740
8.00%, 08/01/33		602	604,223
State Street Corp., (1-day SOFR + 1.72%), 5.82%, 11/04/28(a)		2,925	2,977,068
			31,955,165
Chemicals — 2.9%
Bond U.S. Bidco 1, Inc./Bidco 2/Bidco 3/German Bidco 1 GmbH/German Bidco 2(b)
6.50%, 06/15/33	EUR	630	725,141
7.13%, 06/15/33	USD	265	267,578
Celanese U.S. Holdings LLC
7.00%, 02/15/31		33	33,965
6.75%, 04/15/33(e)		241	245,501
7.38%, 02/15/34		274	283,079
Chemours Co.(b)
5.75%, 11/15/28		894	893,277
4.63%, 11/15/29		461	440,015
7.88%, 03/15/34		251	252,224
DuPont de Nemours, Inc., 5.42%, 11/15/48		7,500	7,071,959
Element Solutions, Inc., 3.88%, 09/01/28(b)		3,039	2,965,257
FMC Corp., 3.45%, 10/01/29		370	342,603
GC Treasury Center Co. Ltd., 2.98%, 03/18/31(g)		200	180,456

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Chemicals (continued)
Herens Holdco SARL, 4.75%, 05/15/28(b)	USD	200	$ 174,450
Ingevity Corp., 3.88%, 11/01/28(b)		100	96,878
Kraton Corp., 5.00%, 07/15/27(g)		200	200,762
LG Chem Ltd., 2.38%, 07/07/31(g)		200	175,184
LYB Finance Co. BV, 8.10%, 03/15/27(b)		6,000	6,148,595
Methanex U.S. Operations, Inc., 6.25%, 03/15/32(b)		184	186,327
Olympus Water U.S. Holding Corp.(b)
6.25%, 10/01/29(e)		200	197,175
7.25%, 06/15/31		970	982,198
6.75%, 08/01/32		400	390,832
7.25%, 02/15/33		1,796	1,776,186
Perimeter Holdings LLC, 6.25%, 01/15/34(b)		676	674,726
SK Invictus Intermediate II SARL, 5.00%, 10/30/29(b)		1,061	1,040,330
Solstice Advanced Materials, Inc., 5.63%, 09/30/33(b)		453	450,183
WR Grace Holdings LLC(b)
5.63%, 08/15/29(e)		2,729	2,564,964
7.38%, 03/01/31		297	298,235
6.63%, 08/15/32		405	392,800
7.00%, 08/01/33		373	363,212
			29,814,092
Commercial Services & Supplies — 3.1%
ADT Security Corp.(b)
4.88%, 07/15/32		413	390,299
5.88%, 10/15/33		583	572,720
Albion Financing 1 SARL/Aggreko Holdings, Inc., 7.00%, 05/21/30(b)		617	638,857
Allied Universal Holdco LLC, 7.88%, 02/15/31(b)		3,048	3,186,330
Allied Universal Holdco LLC/Allied Universal Finance Corp.(b)
6.00%, 06/01/29(e)		1,400	1,393,835
6.88%, 06/15/30		1,102	1,132,412
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.63%, 06/01/28(b)		2,672	2,629,186
APi Group DE, Inc., 5.75%, 06/01/34(b)		133	131,489
Belron U.K. Finance PLC, 5.75%, 10/15/29(b)		1,030	1,034,766
Brink’s Co.(b)
6.50%, 06/15/29		225	229,504
6.75%, 06/15/32		340	347,440
Clarivate Science Holdings Corp.(b)
3.88%, 07/01/28		200	192,338
4.88%, 07/01/29(e)		1,060	948,601
CompoSecure Holdings LLC, 5.63%, 02/01/33(b)		621	606,193
Deluxe Corp., 8.13%, 09/15/29(b)		164	169,783
EquipmentShare.com, Inc., 07/01/34(b)(i)		234	229,914
FTAI Aviation Investors LLC(b)
5.50%, 05/01/28		1,350	1,346,756
7.88%, 12/01/30		663	692,739
7.00%, 05/01/31		1,515	1,569,158
7.00%, 06/15/32(e)		799	825,171
5.88%, 04/15/33		585	584,428
Garda World Security Corp.(b)
7.75%, 02/15/28		606	616,688
6.00%, 06/01/29		89	87,677
8.25%, 08/01/32		818	837,080
8.38%, 11/15/32		1,624	1,661,440
Herc Holdings, Inc.(b)
6.63%, 06/15/29(e)		199	203,174
7.00%, 06/15/30		503	520,890
5.75%, 03/15/31		189	188,761
7.25%, 06/15/33		307	320,065
6.00%, 03/15/34		195	193,704
Security		Par (000)	Value
Commercial Services & Supplies (continued)
Hertz Corp., 12.63%, 07/15/29(b)	USD	191	$ 155,452
RR Donnelley & Sons Co., 9.50%, 08/01/29(b)		937	971,501
Service Corp. International
5.13%, 06/01/29		468	464,299
3.38%, 08/15/30		1,331	1,234,655
4.00%, 05/15/31		364	343,595
5.75%, 10/15/32		1,280	1,285,151
Sotheby’s, 8.25%, 04/15/31(b)		303	301,404
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29(b)		682	647,289
United Rentals North America, Inc., 5.38%, 11/15/33(b)		696	685,499
Wand NewCo 3, Inc., 7.63%, 01/30/32(b)		567	586,466
Williams Scotsman, Inc.(b)
4.63%, 08/15/28		269	266,586
6.63%, 06/15/29		35	35,733
6.63%, 04/15/30		409	421,351
7.38%, 10/01/31		436	451,413
			31,331,792
Communications Equipment — 0.0%
Viavi Solutions, Inc., 3.75%, 10/01/29(b)		227	216,529
Construction & Engineering — 0.4%
AECOM, 6.00%, 08/01/33(b)		506	506,723
Arcosa, Inc., 6.88%, 08/15/32(b)		56	58,416
Brand Industrial Services, Inc., 10.38%, 08/01/30(b)		1,967	1,602,906
Dycom Industries, Inc., 4.50%, 04/15/29(b)		26	25,429
Global Infrastructure Solutions, Inc., 07/15/34(b)(i)		235	236,212
Hanwha Futureproof Corp., 4.75%, 04/30/28(g)		375	375,386
IRB Infrastructure Developers Ltd., 7.11%, 03/11/32(g)		200	202,640
Signature Aviation U.S. Holdings, Inc., 4.00%, 03/01/28(b)		541	511,245
Summit Digitel Infrastructure Ltd., 2.88%, 08/12/31(g)		200	179,914
Weekley Homes LLC/Weekley Finance Corp., 6.75%, 01/15/34(b)		214	214,569
			3,913,440
Consumer Finance — 1.7%
Block, Inc.
5.63%, 08/15/30(b)		443	444,108
6.50%, 05/15/32		2,055	2,097,982
6.00%, 08/15/33(b)		647	651,468
Global Payments, Inc., 5.95%, 08/15/52(e)		4,547	4,307,024
Hyundai Card Co. Ltd., 5.75%, 04/24/29(g)		345	351,926
IIFL Finance Ltd., 7.60%, 09/10/29(g)		250	251,562
ION Platform Finance U.S., Inc., 7.88%, 09/30/32(b)		398	288,369
Muthoot Finance Ltd.(g)
7.13%, 02/14/28		475	481,032
6.38%, 03/02/30		825	823,762
Navient Corp.
9.38%, 10/15/31		193	192,266
7.88%, 06/15/32(e)		183	171,273
OneMain Finance Corp.
6.63%, 05/15/29		429	437,434
5.38%, 11/15/29		1,224	1,202,235
7.88%, 03/15/30		388	403,918
6.13%, 05/15/30		422	421,978
4.00%, 09/15/30		109	100,753
7.50%, 05/15/31		64	66,119
7.13%, 11/15/31		121	123,092
6.75%, 03/15/32		423	424,017
7.13%, 09/15/32		200	203,367
6.50%, 03/15/33		418	411,325
6.75%, 09/15/33		481	476,159
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Consumer Finance (continued)
Piramal Finance Ltd., 7.80%, 01/29/28(g)	USD	200	$ 203,750
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.(b)
6.75%, 08/15/32		1,148	1,150,195
5.50%, 05/15/33	EUR	350	391,483
Shinhan Card Co. Ltd., (1-day SOFR + 0.82%), 4.46%, 12/24/29(a)(g)	USD	295	294,245
SLM Corp., (1-day SOFR Index + 2.71%), 6.50%, 05/15/32(a)		153	152,823
WEX, Inc., 6.50%, 03/15/33(b)		452	450,052
			16,973,717
Consumer Staples Distribution & Retail — 1.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(b)
5.50%, 03/31/31		212	207,144
5.63%, 03/31/32		176	170,158
6.25%, 03/15/33(e)		240	237,886
5.75%, 03/31/34		725	690,450
Boots Group Finco LP(b)
5.38%, 08/31/32	EUR	465	544,461
7.38%, 08/31/32	GBP	205	280,772
CK Hutchison International 23 Ltd.(g)
4.75%, 04/21/28	USD	400	402,044
4.88%, 04/21/33		400	401,448
CK Hutchison International 24 Ltd., 5.50%, 04/26/34(g)		200	206,874
KeHE Distributors LLC/KeHE Finance Corp./NextWave Distribution, Inc.(b)
9.00%, 02/15/29		214	224,026
7.13%, 04/30/33		273	278,091
Performance Food Group, Inc.(b)
4.25%, 08/01/29		851	826,037
6.13%, 09/15/32		712	720,708
5.63%, 03/01/34		737	723,363
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29(b)		275	265,672
U.S. Foods, Inc.(b)
6.88%, 09/15/28		132	134,880
4.75%, 02/15/29		595	587,289
7.25%, 01/15/32		338	350,748
United Natural Foods, Inc., 6.75%, 10/15/28(b)		259	259,033
Walmart, Inc., 5.25%, 09/01/35(e)		5,150	5,315,861
			12,826,945
Containers & Packaging — 2.9%
Ardagh Group SA
9.50%, 12/01/30(b)		781	834,885
(4.50% Cash + 7.50% PIK), 11.00%, 12/01/30(f)(g)	EUR	317	342,526
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC(b)
3.25%, 09/01/28	USD	200	191,514
4.00%, 09/01/29(e)		2,600	2,471,476
6.25%, 01/30/31		406	410,544
Ball Corp.
4.25%, 07/01/32	EUR	185	214,218
5.50%, 09/15/33	USD	211	212,305
Clydesdale Acquisition Holdings, Inc.(b)
6.63%, 04/15/29		193	192,758
6.88%, 01/15/30		179	178,334
6.75%, 04/15/32		34	33,001
Crown Americas LLC, 5.88%, 06/01/33		575	579,042
Security		Par (000)	Value
Containers & Packaging (continued)
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26	USD	224	$ 223,596
International Paper Co.(e)
8.70%, 06/15/38		4,000	4,946,491
7.30%, 11/15/39		10,000	11,328,737
Mauser Packaging Solutions Holding Co.(b)
7.88%, 04/15/30		5,124	5,238,368
9.25%, 04/15/30		207	203,647
Multi-Color Corp., (7.50% Cash or 1.00% PIK), 8.50%, 05/11/33(b)(f)		841	737,769
Silgan Holdings, Inc., 4.25%, 02/15/31(b)	EUR	390	442,529
Sword Purchaser LLC, 8.25%, 04/15/33(b)	USD	284	293,875
Trivium Packaging Finance BV(b)
6.63%, 07/15/30	EUR	110	131,795
8.25%, 07/15/30	USD	180	190,191
12.25%, 01/15/31		200	221,068
			29,618,669
Distributors(b) — 0.2%
American Builders & Contractors Supply Co., Inc., 3.88%, 11/15/29		6	5,718
Core & Main LP, 07/01/34(i)		996	1,000,684
Dealer Tire Financial LLC, 10/01/31(i)		112	111,600
Gates Corp., 6.88%, 07/01/29		419	428,544
Resideo Funding, Inc.
4.00%, 09/01/29		97	93,010
6.50%, 07/15/32		497	499,484
			2,139,040
Diversified REITs — 2.1%
American Tower Corp., 3.60%, 01/15/28		4,000	3,942,910
Crown Castle, Inc.
3.65%, 09/01/27(e)		8,000	7,921,165
4.15%, 07/01/50		820	635,469
GLP Capital LP/GLP Financing II, Inc., 3.25%, 01/15/32		725	649,120
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32(b)		359	344,938
Iron Mountain, Inc.(b)
4.88%, 09/15/27(e)		606	604,916
5.63%, 07/15/32		493	487,295
6.25%, 01/15/33		147	148,540
4.75%, 01/15/34	EUR	700	794,505
6.25%, 01/15/35	USD	1,146	1,150,467
Millrose Properties, Inc.(b)
6.38%, 08/01/30		747	757,122
6.25%, 09/15/32		438	441,811
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 01/15/30(b)		153	149,454
VICI Properties LP, 5.13%, 05/15/32		3,155	3,129,059
			21,156,771
Diversified Telecommunication Services — 8.1%
APLD ComputeCo 2 LLC, 6.75%, 03/15/31(b)		787	789,828
APLD ComputeCo 3 LLC, 7.00%, 06/15/31(b)		997	994,956
APLD ComputeCo LLC, 9.25%, 12/15/30(b)		358	386,205
AT&T, Inc.
4.65%, 06/01/44		28	23,729
4.35%, 06/15/45		95	76,301
3.50%, 09/15/53(e)		15,960	10,360,883
Black Pearl Compute LLC, 6.13%, 02/15/31(b)		76	76,974
Cipher Compute LLC, 7.13%, 11/15/30(b)		401	416,849
Connect Finco SARL/Connect U.S. Finco LLC, 9.00%, 09/15/29(b)		317	333,561
Core Scientific Finance I LLC, 7.75%, 05/15/31(b)		1,105	1,120,532

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Diversified Telecommunication Services (continued)
EchoStar Corp.
(6.75% Cash or 6.75% PIK), 6.75%, 11/30/30(f)	USD	1,524	$ 1,549,089
10.75%, 11/30/29		2,678	2,893,606
Fibercop SpA, 6.00%, 09/30/34(b)		600	579,428
Flash Compute LLC, 7.25%, 12/31/30(b)		1,205	1,239,008
HKT Capital No. 4 Ltd., 3.00%, 07/14/26(g)		200	199,900
Level 3 Financing, Inc.(b)
6.88%, 06/30/33		2,536	2,606,000
7.00%, 03/31/34		2,315	2,387,084
8.50%, 01/15/36		2,396	2,572,369
7.50%, 02/15/37		883	906,293
Meridian Arc Holdco LLC, 6.25%, 04/30/31(b)		5,304	5,315,881
NTT Finance Corp.(g)
3.68%, 07/16/33	EUR	175	199,729
06/20/31(a)(i)	USD	400	399,656
PR RNO Property Owner 1 LLC, 6.50%, 05/01/31(b)		1,582	1,579,717
Sable International Finance Ltd., 7.13%, 10/15/32(b)		639	634,220
SE Cosmos LLC, 8.88%, 05/01/31(b)		1,529	1,571,922
Sprint Capital Corp.
6.88%, 11/15/28		3,063	3,208,970
8.75%, 03/15/32		2,041	2,404,234
Stingray Compute LLC, 6.00%, 06/15/31(b)		388	388,766
SV RNO Property Owner 1 LLC, 5.88%, 03/01/31(b)		2,453	2,417,636
Telecom Italia Capital SA, 7.72%, 06/04/38		478	548,885
Telefonica Emisiones SA, 5.21%, 03/08/47(e)		5,000	4,438,420
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC(b)
6.50%, 02/15/29		106	105,163
Series Feb, 8.63%, 06/15/32		979	1,021,308
Uniti Services LLC, 7.50%, 10/15/33(b)		501	527,241
Verizon Communications, Inc.(e)
6.40%, 09/15/33		9,475	10,221,101
6.55%, 09/15/43		13,225	14,204,840
Windstream Services LLC/Windstream Escrow Finance Corp., 8.25%, 10/01/31(b)		1,232	1,299,212
Yondr JK 1 LLC, 6.88%, 06/30/31(b)		322	322,808
Zayo Group Holdings, Inc.(b)(f)
(5.75% Cash and 0.50% PIK), 9.25%, 03/09/30		1,723	1,720,592
(7.13% Cash and 1.88% PIK), 13.75%, 09/09/30		810	800,415
			82,843,311
Electric Utilities — 3.0%
Adani Electricity Mumbai Ltd., 3.95%, 02/12/30(g)		400	376,432
Alpha Generation LLC, 6.75%, 10/15/32(b)(e)		336	342,184
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC, 6.38%, 02/15/32(b)		286	286,706
Chugoku Electric Power Co., Inc., 5.74%, 01/14/35(g)		200	205,845
Continuum Energy Aura Pte. Ltd., 9.50%, 02/24/27(g)		200	201,000
ContourGlobal Power Holdings SA, 6.75%, 02/28/30(b)		600	608,898
FirstEnergy Corp., 2.65%, 03/01/30		73	67,548
Hokkaido Electric Power Co., Inc., 4.59%, 09/04/30(g)		400	395,601
LLPL Capital Pte. Ltd., 6.88%, 02/04/39(g)		269	273,590
Minejesa Capital BV, 5.63%, 08/10/37(g)		200	190,500
Mong Duong Finance Holdings BV, 5.13%, 05/07/29(g)		288	284,015
NextEra Energy Capital Holdings, Inc., (3-mo. SOFR US + 2.67%), 4.80%, 12/01/77(a)(e)		5,000	4,938,117
Oncor Electric Delivery Co. LLC, 5.30%, 06/01/42		2,750	2,655,492
Pacific Gas and Electric Co., 4.20%, 06/01/41		2,310	1,891,719
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(b)		150	146,868
Security		Par (000)	Value
Electric Utilities (continued)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara(g)
3.00%, 06/30/30	USD	350	$ 320,687
1.88%, 11/05/31	EUR	200	201,669
5.45%, 02/03/36	USD	500	479,405
PG&E Corp., 5.25%, 07/01/30		226	222,552
Progress Energy, Inc., 7.00%, 10/30/31(e)		12,000	13,163,154
State Grid Overseas Investment BVI Ltd., 3.50%, 05/04/27(g)		200	198,768
TransAlta Corp., 5.88%, 02/01/34		69	67,971
Vistra Operations Co. LLC, 5.00%, 07/31/27(b)		23	22,984
VoltaGrid LLC, 7.38%, 11/01/30(b)		1,496	1,553,104
XPLR Infrastructure Operating Partners LP(b)
8.38%, 01/15/31(e)		654	697,491
8.63%, 03/15/33		50	53,618
7.75%, 04/15/34		874	919,946
			30,765,864
Electronic Equipment, Instruments & Components(b) — 0.4%
Coherent Corp., 5.00%, 12/15/29		487	479,498
Sensata Technologies, Inc.
4.38%, 02/15/30		2,150	2,091,139
3.75%, 02/15/31(e)		416	388,979
6.63%, 07/15/32		612	629,454
WESCO Distribution, Inc.
5.25%, 04/15/31		243	240,507
5.50%, 04/15/34		241	238,405
Zebra Technologies Corp., 6.50%, 06/01/32		166	168,022
			4,236,004
Energy Equipment & Services — 0.5%
Archrock Partners LP/Archrock Partners Finance Corp., 6.63%, 09/01/32(b)		672	685,363
Archrock Services LP/Archrock Partners Finance Corp., 6.00%, 02/01/34(b)		377	374,736
Enerflex, Inc., 6.88%, 01/15/31(b)		48	49,126
Kodiak Gas Services LLC(b)
5.88%, 04/01/31		565	566,449
6.50%, 10/01/33		408	413,571
6.75%, 10/01/35(e)		383	392,907
Oceaneering International, Inc., 6.00%, 02/01/28		101	102,446
Star Holding LLC, 8.75%, 08/01/31(b)		366	366,846
Tidewater, Inc., 9.13%, 07/15/30(b)		266	284,631
USA Compression Partners LP/USA Compression Finance Corp.(b)
7.13%, 03/15/29		526	538,802
6.25%, 10/01/33		724	717,794
Weatherford International Ltd., 6.75%, 10/15/33(b)		671	684,618
			5,177,289
Entertainment(b) — 0.7%
Boyne USA, Inc., 4.75%, 05/15/29		611	600,606
Brightstar Lottery PLC/Brightstar Global Solutions Corp., 5.75%, 01/15/33		290	284,267
Churchill Downs, Inc.
4.75%, 01/15/28		730	722,899
5.75%, 04/01/30		1,506	1,504,575
6.75%, 05/01/31		560	569,796
Cinemark USA, Inc., 7.00%, 08/01/32		109	112,450
Flutter Treasury DAC, 6.38%, 04/29/29		224	227,285
Live Nation Entertainment, Inc.
4.75%, 10/15/27(e)		425	424,067
3.75%, 01/15/28		155	152,011
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Entertainment (continued)
Merlin Entertainments Group U.S. Holdings, Inc., 7.38%, 02/15/31	USD	600	$ 506,276
Motion Bondco DAC, 6.63%, 11/15/27		204	197,373
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc., 6.63%, 03/01/30		336	287,169
Six Flags Entertainment Corp/Canada’s Wonderland Co/Millennium Operations LLC, 8.63%, 01/15/32		140	144,155
Starz Capital Holdings 1, Inc., 6.00%, 04/15/30		388	370,055
Vail Resorts, Inc.
5.63%, 07/15/30		265	264,670
6.50%, 05/15/32		518	527,580
			6,895,234
Environmental, Maintenance & Security Service(b) — 0.6%
Clean Harbors, Inc.
5.13%, 07/15/29		1,142	1,135,843
6.38%, 02/01/31		100	101,412
GFL Environmental Holdings U.S., Inc.
5.63%, 07/01/31		180	179,977
5.50%, 02/01/34		675	660,210
GFL Environmental, Inc.
4.00%, 08/01/28		36	35,149
4.75%, 06/15/29		255	250,944
4.38%, 08/15/29		629	611,422
6.75%, 01/15/31		653	671,792
Luna 15 SARL, (10.50% PIK), 10.50%, 07/01/32(f)	EUR	140	170,060
Madison IAQ LLC, 5.88%, 06/30/29(e)	USD	939	939,484
Reworld Holding Corp., 4.88%, 12/01/29		142	135,436
Waste Pro USA, Inc., 7.00%, 02/01/33		1,318	1,348,698
			6,240,427
Financial Services — 5.6%
Azorra Finance Ltd.(b)
7.75%, 04/15/30		223	231,566
7.25%, 01/15/31		57	58,563
6.25%, 02/15/34		59	57,209
Bank of America Corp.(a)(e)
(1-day SOFR + 1.83%), 4.57%, 04/27/33		9,380	9,194,678
(1-day SOFR + 1.99%), 6.20%, 11/10/28		3,090	3,154,934
BOC Aviation USA Corp., 5.25%, 01/14/30(g)		200	203,820
China Cinda 2020 I Management Ltd.(g)
3.25%, 01/28/27		200	198,472
3.00%, 03/18/27		200	197,756
Citigroup, Inc.
6.68%, 09/13/43		4,125	4,534,898
(1-day SOFR + 2.66%), 6.17%, 05/25/34(a)		2,740	2,859,198
CMB International Leasing Management Ltd., (1-day SOFR + 0.76%), 4.40%, 06/04/27(a)(g)		200	200,348
CrossCountry Intermediate HoldCo LLC(b)
6.50%, 10/01/30		72	70,966
6.75%, 12/01/32		82	79,169
CS Treasury Management Services P Ltd., 9.00%(b)(h)		107	109,721
Deutsche Bank AG, (1-day SOFR + 2.51%), 6.82%, 11/20/29(a)		3,975	4,158,046
Far East Horizon Ltd.(g)
6.63%, 04/16/27		290	293,277
5.88%, 03/05/28		200	201,157
Freedom Mortgage Holdings LLC(b)
6.88%, 05/01/31		36	34,937
9.13%, 05/15/31		253	261,577
8.38%, 04/01/32		42	42,722
7.88%, 04/01/33		45	43,885
Security		Par (000)	Value
Financial Services (continued)
GGAM Finance Ltd.(b)
6.88%, 04/15/29	USD	182	$ 185,968
5.88%, 03/15/30		181	180,321
Global Aircraft Leasing Co. Ltd., 8.75%, 09/01/27(b)		542	550,705
Goldman Sachs Group, Inc., (1-day SOFR + 1.85%), 3.62%, 03/15/28(a)		1,830	1,817,979
HSBC Holdings PLC(a)
(1-day SOFR + 1.57%), 5.20%, 05/13/31		400	408,715
Series 1, (5-year CMT + 2.51%), 6.75%(h)		400	402,684
JIC Zhixin Ltd., 3.50%, 11/24/27(g)		200	197,504
JPMorgan Chase & Co., (1-day SOFR + 2.58%), 5.72%, 09/14/33(a)(e)		11,000	11,352,636
KB Capital Co. Ltd., 4.25%, 10/01/30(g)		400	387,860
Manappuram Finance Ltd., 7.38%, 05/12/28(g)		180	181,809
Midcap Financial Issuer Trust(b)
6.50%, 05/01/28		200	199,686
5.63%, 01/15/30		600	578,345
Mitsubishi UFJ Financial Group, Inc., (1-day SOFR + 1.48%), 5.11%, 04/24/31(a)		400	408,617
Mizuho Financial Group, Inc., (1-day SOFR + 1.25%), 4.88%, 07/08/31(a)		275	278,110
Muangthai Capital PCL, 7.55%, 07/21/30(g)		475	483,313
PennyMac Financial Services, Inc.(b)
7.88%, 12/15/29(e)		301	313,016
7.13%, 11/15/30		307	311,108
6.88%, 05/15/32		262	256,403
6.75%, 02/15/34		148	142,068
Phoenix Aviation Capital Ltd., 9.25%, 07/15/30(b)		758	783,022
Power Finance Corp. Ltd., 3.75%, 12/06/27(g)		200	196,868
Rocket Cos., Inc.(b)
6.50%, 08/01/29		467	476,664
6.13%, 08/01/30		1,252	1,273,499
6.13%, 08/01/31		622	635,262
6.38%, 08/01/33		1,292	1,313,918
6.50%, 06/15/34		356	365,142
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.00%, 10/15/33(b)		45	40,502
Sammaan Capital Ltd., 7.50%, 10/16/30(g)		275	277,406
UniCredit SpA, (5-year CMT + 4.75%), 5.46%, 06/30/35(a)(b)(e)		6,135	6,167,758
United Wholesale Mortgage LLC, 5.50%, 04/15/29(b)		204	189,506
UWM Holdings LLC(b)
6.63%, 02/01/30		769	716,543
6.25%, 03/15/31		485	432,243
WS Escrow LLC, 7.75%, 06/01/33(b)		94	96,521
			57,788,600
Food Products — 1.7%
Aramark Services, Inc., 5.00%, 02/01/28(b)		225	224,549
B&G Foods, Inc., 8.00%, 09/15/28(b)		127	127,116
Chobani LLC/Chobani Finance Corp., Inc.(b)
4.63%, 11/15/28		640	633,787
7.63%, 07/01/29		1,660	1,711,752
6.38%, 04/15/34		1,909	1,937,435
Darling Global Finance BV, 4.50%, 07/15/32(b)	EUR	235	270,774
Darling Ingredients, Inc., 6.00%, 06/15/30(b)(e)	USD	391	393,563
General Mills, Inc., 4.20%, 04/17/28		620	616,027
JAPFA Pte. Ltd., 7.95%, 05/12/31(g)		200	199,975
Kraft Heinz Foods Co.
4.25%, 03/01/31		68	66,396
5.00%, 07/15/35		214	208,504
7.13%, 08/01/39(b)		4,415	4,905,877
4.63%, 10/01/39		100	89,196

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Food Products (continued)
Kraft Heinz Foods Co. (continued)
5.00%, 06/04/42	USD	12	$ 10,752
4.38%, 06/01/46		34	27,199
5.50%, 06/01/50(e)		2,825	2,576,283
Lamb Weston Holdings, Inc.(b)
4.88%, 05/15/28		460	456,962
4.13%, 01/31/30(e)		515	493,845
4.38%, 01/31/32		643	604,596
Post Holdings, Inc.(b)
4.63%, 04/15/30(e)		434	419,270
4.50%, 09/15/31		72	67,544
6.25%, 02/15/32		158	160,380
6.38%, 03/01/33		113	112,138
6.25%, 10/15/34		438	430,359
6.50%, 03/15/36		605	598,129
			17,342,408
Ground Transportation — 1.4%
CSX Corp., 3.80%, 04/15/50		770	585,017
Genesee & Wyoming, Inc., 6.25%, 04/15/32(b)		625	633,957
Norfolk Southern Corp., 6.00%, 03/15/2105(e)		12,700	12,490,224
PODS LLC, 8.75%, 05/15/31(b)		269	262,833
Watco Cos. LLC/Watco Finance Corp., 7.13%, 08/01/32(b)		289	296,743
			14,268,774
Health Care Equipment & Supplies — 0.8%
Avantor Funding, Inc.(b)
4.63%, 07/15/28(e)		2,191	2,168,000
3.88%, 11/01/29		395	377,101
Bausch & Lomb Corp., 8.38%, 10/01/28(b)		1,975	2,029,313
Insulet Corp., 6.50%, 04/01/33(b)		314	318,417
Medline Borrower LP, 5.25%, 10/01/29(b)		1,787	1,776,080
Medtronic, Inc., 4.63%, 03/15/45		647	579,500
Neogen Food Safety Corp., 8.63%, 07/20/30(b)		288	302,927
Teleflex, Inc., 4.25%, 06/01/28(b)(e)		637	627,886
			8,179,224
Health Care Providers & Services — 3.9%
Acadia Healthcare Co., Inc., 7.38%, 03/15/33(b)(e)		117	120,442
Aetna, Inc., 3.88%, 08/15/47		3,500	2,590,368
AHP Health Partners, Inc., 5.75%, 07/15/29(b)		609	601,396
Centene Corp., 2.45%, 07/15/28		119	113,082
CHS/Community Health Systems, Inc.(b)
5.25%, 05/15/30(e)		649	612,416
4.75%, 02/15/31		355	326,587
10.88%, 01/15/32		279	300,467
9.75%, 01/15/34		2,090	2,182,129
Concentra Health Services, Inc., 6.88%, 07/15/32(b)		433	448,214
DaVita, Inc.(b)
6.88%, 09/01/32		129	133,041
6.75%, 07/15/33		75	77,389
Elevance Health, Inc., 4.55%, 03/01/48(e)		5,000	4,217,048
Fortrea Holdings, Inc., 7.50%, 07/01/30(b)(e)		181	183,488
HAH Group Holding Co. LLC, 9.75%, 10/01/31(b)		186	166,523
HCA, Inc.
5.63%, 09/01/28		833	845,908
5.25%, 06/15/49		3,500	3,144,668
HealthEquity, Inc., 4.50%, 10/01/29(b)		1,134	1,101,739
IQVIA, Inc.(b)
5.00%, 10/15/26		354	353,803
5.00%, 05/15/27		200	199,891
6.25%, 06/01/32		1,163	1,182,397
LifePoint Health, Inc.(b)
10.00%, 06/01/32(e)		446	445,247
Security		Par (000)	Value
Health Care Providers & Services (continued)
LifePoint Health, Inc.(b) (continued)
7.00%, 05/01/34	USD	1,002	$ 960,379
Molina Healthcare, Inc.(b)
3.88%, 11/15/30		179	166,926
6.50%, 02/15/31		474	482,198
6.25%, 01/15/33		116	116,195
Option Care Health, Inc., 4.38%, 10/31/29(b)		461	442,926
Prime Healthcare Services, Inc., 9.38%, 09/01/29(b)		150	156,703
Sotera Health Holdings LLC, 7.38%, 06/01/31(b)		279	289,284
Star Parent, Inc., 9.00%, 10/01/30(b)		453	474,088
Surgery Center Holdings, Inc., 7.25%, 04/15/32(b)(e)		1,151	1,165,204
Tenet Healthcare Corp.
6.13%, 06/15/30		243	244,781
6.75%, 05/15/31(e)		3,342	3,423,565
5.50%, 11/15/32(b)		223	221,741
6.00%, 11/15/33(b)		359	362,139
U.S. Acute Care Solutions LLC, 9.75%, 05/15/29(b)(e)		360	339,421
UnitedHealth Group, Inc., 6.88%, 02/15/38(e)		10,000	11,404,336
			39,596,129
Health Care REITs(b) — 0.1%
Diversified Healthcare Trust, 7.25%, 10/15/30		173	178,063
MPT Operating Partnership LP/MPT Finance Corp., 8.50%, 02/15/32		1,071	1,096,479
			1,274,542
Hotel & Resort REITs — 0.6%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 7.00%, 02/01/30(b)		315	322,488
Pebblebrook Hotel LP/PEB Finance Corp., 6.38%, 10/15/29(b)		159	161,711
RHP Hotel Properties LP/RHP Finance Corp.(b)
4.50%, 02/15/29(e)		1,704	1,670,701
6.50%, 04/01/32(e)		1,044	1,068,293
6.50%, 06/15/33		271	278,033
5.75%, 03/15/34		479	474,556
RLJ Lodging Trust LP, 4.00%, 09/15/29(b)		199	189,547
Service Properties Trust
0.00%, 09/30/28(b)(j)		340	315,252
8.63%, 11/15/31(b)		1,619	1,705,536
8.88%, 06/15/32(e)		268	275,922
XHR LP, 6.63%, 05/15/30(b)		154	157,554
			6,619,593
Hotels, Restaurants & Leisure — 2.3%
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc.(b)
3.88%, 01/15/28		1,128	1,106,799
4.38%, 01/15/28		2,509	2,480,505
5.63%, 09/15/29		166	166,867
4.00%, 10/15/30		176	166,153
Caesars Entertainment, Inc.(b)
4.63%, 10/15/29(e)		360	346,042
7.00%, 02/15/30(e)		2,677	2,692,409
6.50%, 02/15/32		782	762,818
Champion Path Holdings Ltd., 4.85%, 01/27/28(g)		500	484,685
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.(b)
4.63%, 01/15/29		821	798,337
6.75%, 01/15/30(e)		228	223,600
Fortune Star BVI Ltd., 6.80%, 09/09/29(g)		200	197,908
Great Canadian Gaming Corp./Raptor LLC, 8.75%, 11/15/29(b)(e)		271	271,132
Hilton Domestic Operating Co., Inc.(b)
5.50%, 09/15/31		1,000	1,002,558
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Hilton Domestic Operating Co., Inc.(b) (continued)
5.88%, 03/15/33	USD	779	$ 786,127
5.50%, 03/31/34		311	308,333
Las Vegas Sands Corp., 3.90%, 08/08/29		88	84,958
Light & Wonder International, Inc.(b)
7.25%, 11/15/29		218	221,941
7.50%, 09/01/31(e)		309	320,269
MajorDrive Holdings IV LLC, 6.38%, 06/01/29(b)		390	327,033
McDonald’s Corp., 4.20%, 04/01/50		480	384,400
Melco Resorts Finance Ltd.
5.75%, 07/21/28(g)		300	297,990
5.38%, 12/04/29(b)		586	570,701
7.63%, 04/17/32(b)		576	590,417
7.63%, 04/17/32(g)		200	205,006
MGM China Holdings Ltd.(b)
7.13%, 06/26/31		200	206,378
6.25%, 05/15/33		203	199,153
MGM Resorts International, 6.13%, 09/15/29		591	596,797
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(b)		313	304,690
Mohegan Tribal Gaming Authority/MS Digital Entertainment Holdings LLC, 8.25%, 04/15/30(b)		333	346,853
Pioneer Opco LLC, 7.00%, 05/15/33(b)		245	249,313
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.(b)
5.63%, 09/01/29		242	168,323
5.88%, 09/01/31		310	201,500
Rivers Enterprise Borrower LLC, 6.25%, 10/15/30(b)		181	183,262
Rivers Enterprise Borrower LLC/Rivers Enterprise Finance Corp., 6.63%, 02/01/33(b)		221	224,307
Station Casinos LLC(b)
4.63%, 12/01/31		322	305,745
6.63%, 03/15/32		146	148,274
Studio City Co. Ltd., 6.13%, 05/15/31(g)		225	222,682
Studio City Finance Ltd.(g)
6.50%, 01/15/28		200	199,532
5.00%, 01/15/29		530	507,051
Voyager Parent LLC, 9.25%, 07/01/32(b)		375	396,584
Wyndham Hotels & Resorts, Inc., 5.63%, 03/01/33(b)		120	118,435
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(b)		3	2,999
Wynn Macau Ltd.(b)
5.63%, 08/26/28		1,701	1,686,882
5.13%, 12/15/29		614	599,291
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(b)
5.13%, 10/01/29		1,236	1,227,704
7.13%, 02/15/31(e)		578	610,839
6.25%, 03/15/33		248	248,929
			23,752,511
Household Durables — 0.8%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 08/01/33(b)		178	176,427
Beazer Homes USA, Inc., 8.00%, 01/15/32(b)		128	128,344
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 4.88%, 02/15/30(b)		699	650,487
Century Communities, Inc., 6.63%, 09/15/33(b)		222	224,166
Dream Finders Homes, Inc., 8.25%, 08/15/28(b)		168	171,783
Empire Communities Corp., 9.75%, 05/01/29(b)		73	75,467
Installed Building Products, Inc., 5.63%, 02/01/34(b)		174	172,712
Security		Par (000)	Value
Household Durables (continued)
K Hovnanian Enterprises, Inc.(b)
8.00%, 04/01/31	USD	427	$ 440,520
8.38%, 10/01/33		370	380,167
LGI Homes, Inc.(b)
8.75%, 12/15/28		183	189,106
7.00%, 11/15/32		334	331,915
Mattamy Group Corp.(b)
4.63%, 03/01/30		427	409,787
6.00%, 12/15/33		87	83,512
Meritage Homes Corp., 1.75%, 05/15/28(k)		545	561,622
Newell Brands, Inc.
8.50%, 06/01/28(b)		277	289,401
6.63%, 09/15/29		67	68,119
6.38%, 05/15/30		136	137,849
6.63%, 05/15/32		260	263,290
PulteGroup, Inc., 7.88%, 06/15/32		56	64,228
Risewell Homes, Inc.(b)
9.25%, 10/01/29		324	335,121
8.50%, 11/01/30		73	74,529
Scotts Miracle-Gro Co.
4.50%, 10/15/29		45	44,059
4.00%, 04/01/31		250	234,321
4.38%, 02/01/32		187	175,281
Sekisui House Ltd., 5.10%, 10/23/34(g)		200	198,291
Somnigroup International, Inc.(b)
4.00%, 04/15/29		563	542,738
3.88%, 10/15/31		9	8,272
STL Holding Co. LLC, 8.75%, 02/15/29(b)		171	177,557
Taylor Morrison Communities, Inc., 5.75%, 11/15/32(b)		269	276,841
Toll Brothers Finance Corp., 4.35%, 02/15/28		35	34,827
Whirlpool Corp.(b)
7.50%, 07/01/31		422	427,042
7.88%, 07/01/34		482	483,977
			7,831,758
Independent Power and Renewable Electricity Producers — 1.5%
Alexander Funding Trust II, 7.47%, 07/31/28(b)		520	542,796
Clearway Energy Operating LLC(b)
4.75%, 03/15/28		592	586,562
3.75%, 01/15/32		204	185,652
India Green Power Holdings, 4.00%, 02/22/27(g)		560	553,280
JERA Co., Inc., 3.67%, 04/14/27(g)		200	198,437
NRG Energy, Inc.(b)
5.75%, 07/15/29		555	555,127
6.00%, 02/01/33		1,028	1,033,489
5.75%, 01/15/34		477	473,275
5.88%, 05/15/34		281	279,522
6.25%, 11/01/34		789	798,881
6.00%, 01/15/36		1,299	1,294,939
6.13%, 05/15/36		941	941,436
ReNew Pvt Ltd., 5.88%, 03/05/27(g)		200	199,424
ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries, 4.50%, 07/14/28(g)		550	531,608
San Miguel Global Power Holdings Corp., (5-year CMT + 6.40%), 8.13%(a)(g)(h)		200	198,876
Talen Energy Supply LLC(b)(l)
(Acquired 04/30/26, Cost $ 2,614,000), 6.13%, 05/01/31		2,614	2,614,050

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Independent Power and Renewable Electricity Producers (continued)
Talen Energy Supply LLC(b)(l) (continued)
(Acquired 04/30/26, Cost $ 4,425,000), 6.38%, 05/01/33	USD	4,425	$ 4,419,415
Vistra Corp., (5-year CMT + 6.93%), 8.00%(a)(b)(h)		247	248,901
			15,655,670
Industrial Conglomerates(b) — 0.1%
Amsted Industries, Inc., 6.38%, 03/15/33		140	141,560
Avient Corp., 6.25%, 11/01/31		204	206,718
Enpro, Inc., 6.13%, 06/01/33		208	210,724
			559,002
Insurance — 7.0%
Alliant Holdings Intermediate LLC/Alliant Holdings Co- Issuer(b)
4.25%, 10/15/27		26	25,687
6.75%, 04/15/28		356	358,843
5.88%, 11/01/29		2	1,955
7.00%, 01/15/31		1,283	1,303,859
6.50%, 10/01/31		57	56,844
7.38%, 10/01/32		635	630,274
Allstate Corp., Series B, (3-mo. CME Term SOFR + 3.20%), 6.85%, 08/15/53(a)		5,000	5,012,215
AmWINS Group, Inc.(b)
6.38%, 02/15/29		236	237,155
4.88%, 06/30/29		295	284,257
Amynta Agency Borrower, Inc. and Amynta Warranty Borrower, Inc., 7.50%, 07/15/33(b)		439	420,179
Aon Global Ltd., 4.25%, 12/12/42(e)		6,500	5,452,050
APH Somerset Investor 2 LLC/APH2 Somerset Investor 2 LLC/APH3 Somerset Investor 2 LLC, 7.88%, 11/01/29(b)		333	337,196
Ardonagh Finco Ltd., 7.75%, 02/15/31(b)		2,052	2,075,120
Ardonagh Group Finance Ltd., 8.88%, 02/15/32(b)		1,967	1,910,831
Asurion LLC/Asurion Co-Issuer, Inc.(b)
8.00%, 12/31/32		1,183	1,191,939
8.38%, 02/01/34		1,039	961,780
CRC Insurance Group LLC, 7.13%, 06/01/31(b)		2,810	2,801,040
Farmers Exchange Capital II, (3-mo. CME Term SOFR + 4.01%), 6.15%, 11/01/53(a)(b)(e)		4,890	4,755,179
Fubon Life Singapore Pte. Ltd., 5.45%, 12/10/35(g)		400	393,124
FWD Group Holdings Ltd., 7.64%, 07/02/31(g)		400	435,920
Howden U.K. Refinance PLC/Howden U.K. Refinance 2 PLC/Howden U.S. Refinance LLC(b)
7.25%, 02/15/31		1,566	1,516,873
8.13%, 02/15/32		1,164	1,043,384
HUB International Ltd.(b)
7.25%, 06/15/30		4,769	4,894,124
7.38%, 01/31/32		5,157	5,249,207
Jones Deslauriers Insurance Management, Inc.(b)
8.50%, 03/15/30		816	832,292
6.88%, 10/01/33		399	370,038
Meiji Yasuda Life Insurance Co.(a)(g)
(5-year CMT + 2.91%), 6.10%, 06/11/55		600	605,873
(5-year CMT + 3.03%), 5.80%, 09/11/54		350	347,624
MetLife, Inc., 6.40%, 12/15/66(e)		5,000	5,094,430
Nanshan Life Pte. Ltd., (5-year CMT + 1.85%), 5.88%, 03/17/41(a)(g)		200	195,344
Nippon Life Insurance Co.
4.75%, 04/02/31(g)		400	398,368
(5-year CMT + 3.19%), 6.50%, 04/30/55(a)(b)(e)		7,195	7,544,576
Northwestern Mutual Life Insurance Co., 6.06%, 03/30/40(b)(e)		12,000	12,340,141
Security		Par (000)	Value
Insurance (continued)
RLGH Finance Bermuda Ltd., 6.75%, 07/02/35(g)	USD	275	$ 285,843
Ryan Specialty LLC(b)
4.38%, 02/01/30		61	58,781
5.88%, 08/01/32		253	248,916
Sompo Holdings, Inc., (1-year CMT + 2.13%), 0.00%, 04/22/37(a)(g)		500	490,878
Tongyang Life Insurance Co. Ltd., (5-year CMT + 2.40%), 6.25%, 05/07/35(a)(g)		400	410,284
USI, Inc., 7.50%, 01/15/32(b)		810	817,633
			71,390,056
Interactive Media & Services — 2.2%
Baidu, Inc., 1.63%, 02/23/27		200	196,548
Beignet Investor LLC, 6.58%, 05/30/49(b)(e)		15,385	15,695,051
ION Platform Finance U.S., Inc./ION Platform Finance SARL(b)
4.63%, 05/01/28		125	113,752
5.00%, 05/01/28		610	560,437
8.75%, 05/01/29		159	141,890
Netflix, Inc.
5.88%, 11/15/28(e)		1,698	1,751,724
5.38%, 11/15/29(b)(e)		2,007	2,059,905
4.88%, 06/15/30(b)		461	463,865
Prosus NV, 4.34%, 07/15/35(g)	EUR	150	170,122
Snap, Inc.(b)
6.88%, 03/01/33	USD	366	356,752
6.88%, 03/15/34		206	199,434
Tencent Holdings Ltd.(g)
3.60%, 01/19/28		200	197,904
3.68%, 04/22/41(e)		200	167,584
			22,074,968
Internet Software & Services — 0.5%
Alibaba Group Holding Ltd., 2.70%, 02/09/41		200	147,200
Booking Holdings, Inc., 3.55%, 03/15/28		3,375	3,325,701
Getty Images, Inc., 10.50%, 11/15/30(b)		154	128,389
Match Group Holdings II LLC(b)
4.13%, 08/01/30		383	360,463
3.63%, 10/01/31(e)		235	211,439
6.13%, 09/15/33		444	438,753
Rakuten Group, Inc.
9.75%, 04/15/29(b)		400	434,723
9.75%, 04/15/29(g)		200	217,362
Wayfair LLC, 7.13%, 05/31/34(b)		145	149,085
			5,413,115
IT Services — 0.4%
Amentum Holdings, Inc., 7.25%, 08/01/32(b)		122	125,657
CACI International, Inc., 6.38%, 06/15/33(b)		436	442,200
CDK Steerco Coop(d)
7.25%, 06/15/29		576	368,640
8.00%, 06/15/29		31	19,840
CoreWeave, Inc.(b)
9.25%, 06/01/30(e)		632	636,105
9.00%, 02/01/31		48	47,434
9.75%, 10/01/31		1,132	1,129,503
Fair Isaac Corp.(b)
4.00%, 06/15/28		393	384,450
6.00%, 05/15/33		430	423,433
Fortress Intermediate 3, Inc., 7.50%, 06/01/31(b)(e)		371	377,170
KBR, Inc., 4.75%, 09/30/28(b)		93	91,809
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
IT Services (continued)
McAfee Corp., 7.38%, 02/15/30(b)(e)	USD	324	$ 275,316
Science Applications International Corp., 5.88%, 11/01/33(b)		259	255,085
			4,576,642
Leisure Products — 0.8%
A&K Travel Group Holdings Ltd., 7.50%, 05/15/33(b)		447	451,251
Acushnet Co., 5.63%, 12/01/33(b)		137	136,275
Carnival Corp. Ltd.(b)
5.88%, 06/15/31		350	356,303
5.75%, 08/01/32		643	649,280
6.13%, 02/15/33		1,008	1,020,242
Carnival U.K. Ltd., 4.13%, 07/15/31(b)	EUR	286	328,667
Gaia Purchaser, Inc., 07/15/33(b)(i)	USD	644	651,385
Lindblad Expeditions LLC, 7.00%, 09/15/30(b)		417	431,154
Mattel, Inc., 3.75%, 04/01/29(b)		122	118,312
NCL Corp. Ltd.(b)
5.88%, 01/15/31		181	175,670
6.75%, 02/01/32		191	190,570
6.25%, 09/15/33		149	144,704
Sabre Financial Borrower LLC, 11.13%, 06/15/29(b)		1,005	1,060,732
Sunny Express Enterprises Corp., 2.95%, 03/01/27(g)		200	198,274
Viking Cruises Ltd.(b)
9.13%, 07/15/31		1,253	1,312,875
5.88%, 10/15/33		447	447,698
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29(b)		283	282,978
			7,956,370
Machinery — 0.5%
BWX Technologies, Inc., 4.13%, 06/30/28(b)		70	68,673
Chart Industries, Inc.(b)
7.50%, 01/01/30		594	613,266
9.50%, 01/01/31		93	97,378
Columbus McKinnon Corp., 7.13%, 02/01/33(b)		251	251,534
Esab Corp.(b)
6.25%, 04/15/29		405	410,922
5.63%, 04/01/31		470	470,510
GrafTech Global Enterprises, Inc., 9.88%, 12/23/29(b)(e)		200	147,000
Lsf12 Helix Parent LLC, 7.13%, 02/01/33(b)		478	462,807
Manitowoc Co., Inc., 9.25%, 10/01/31(b)		177	190,264
Regal Rexnord Corp., 6.40%, 04/15/33(e)		510	541,299
Solaris Energy Infrastructure LLC, 6.38%, 05/15/31(b)		94	95,049
Terex Corp.(b)
5.00%, 05/15/29		399	395,288
6.25%, 10/15/32(e)		467	472,956
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27(b)		621	621,093
			4,838,039
Media — 5.2%
Block Communications, Inc., 10.25%, 03/01/31(b)		101	92,376
Cable One, Inc., 1.13%, 03/15/28(k)		79	51,350
CCO Holdings LLC/CCO Holdings Capital Corp.(b)
5.38%, 06/01/29		131	128,153
6.38%, 09/01/29(e)		7,991	7,982,939
4.75%, 03/01/30		160	151,704
7.38%, 02/01/36		1,244	1,219,972
Charter Communications Operating LLC/Charter Communications Operating Capital
6.38%, 10/23/35		479	478,217
6.48%, 10/23/45(e)		9,584	8,785,992
5.38%, 05/01/47		1,500	1,214,091
6.83%, 10/23/55		3,540	3,295,005
Cox Communications, Inc., 8.38%, 03/01/39(b)(e)		5,000	5,590,610
Security		Par (000)	Value
Media (continued)
CSC Holdings LLC(b)
5.38%, 02/01/28	USD	877	$ 549,748
11.25%, 05/15/28		927	597,867
11.75%, 01/31/29		332	204,221
Directv Financing LLC, 8.88%, 02/01/30(b)		625	636,089
Directv Financing LLC/Directv Financing Co-Obligor, Inc.(b)
5.88%, 08/15/27		81	80,882
10.00%, 02/15/31(e)		1,537	1,594,953
9.25%, 06/01/32		755	767,115
Discovery Communications LLC
3.95%, 03/20/28		339	333,491
4.13%, 05/15/29		105	103,950
4.88%, 04/01/43		4,000	2,565,000
Discovery Global Holdings, Inc.
4.05%, 03/15/29		441	436,621
4.28%, 03/15/32		833	747,493
5.05%, 03/15/42		41	30,035
DISH DBS Corp.(b)
5.25%, 12/01/26		1,441	1,425,675
5.75%, 12/01/28		907	878,656
DISH Network Corp., 11.75%, 11/15/27(b)		2,210	2,270,890
Gray Media, Inc.(b)
9.63%, 07/15/32		741	715,176
7.25%, 08/15/33		680	669,564
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(b)		593	337,937
Midcontinent Communications, 8.00%, 08/15/32(b)		130	113,967
Paramount Global, 5.85%, 09/01/43		1,300	973,367
Sinclair Television Group, Inc., 8.13%, 02/15/33(b)		875	898,770
Sirius XM Radio LLC(b)
5.00%, 08/01/27		570	569,238
4.00%, 07/15/28		28	27,266
Sunrise FinCo I BV, 4.88%, 07/15/31(b)		768	726,305
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(b)		1,000	975,863
Time Warner Cable LLC, 6.55%, 05/01/37		3,519	3,488,306
Univision Communications, Inc.(b)
8.50%, 07/31/31		674	676,916
9.38%, 08/01/32		148	150,374
8.88%, 04/15/33		638	628,062
Versant Media Group, Inc., 7.25%, 01/30/31(b)		9	9,311
Ziggo BV, 4.88%, 01/15/30(b)		465	436,407
			53,609,924
Metals & Mining — 2.4%
ABJA Investment Co. Pte. Ltd., 5.45%, 01/24/28(g)		306	307,377
Arsenal AIC Parent LLC(b)
8.00%, 10/01/30		268	279,310
11.50%, 10/01/31		1,244	1,333,156
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)		2,424	2,427,085
Carpenter Technology Corp., 5.63%, 03/01/34(b)		363	362,725
Cleveland-Cliffs, Inc., 6.88%, 11/01/29(b)		486	490,269
Coeur Mining, Inc., 6.88%, 04/01/32(b)		364	373,100
Commercial Metals Co.(b)
5.75%, 11/15/33		418	415,531
6.00%, 12/15/35		242	241,374
Constellium SE(b)
3.75%, 04/15/29		1,731	1,664,622
6.38%, 08/15/32		446	454,523
ERO Copper Corp., 6.50%, 02/15/30(b)		90	89,902

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Metals & Mining (continued)
First Quantum Minerals Ltd.(b)
8.00%, 03/01/33	USD	259	$ 270,515
7.25%, 02/15/34		240	245,854
6.38%, 02/15/36		961	942,203
Freeport Indonesia PT, 5.32%, 04/14/32(g)		500	497,720
Hybar LLC, 7.38%, 07/01/34(b)		460	462,232
JSW Steel Ltd., 3.95%, 04/05/27(g)		500	493,950
Kaiser Aluminum Corp.(b)
4.50%, 06/01/31		1,099	1,052,081
5.88%, 03/01/34		544	538,346
Krakatau Posco PT, 6.38%, 06/11/29(g)		400	401,936
Mineral Resources Ltd.(b)
6.00%, 05/01/32		152	150,364
6.25%, 05/01/34		152	149,461
Novelis Corp.(b)
4.75%, 01/30/30(e)		2,401	2,316,725
6.88%, 01/30/30		597	612,032
3.88%, 08/15/31		1,056	961,861
6.38%, 08/15/33		869	875,260
Skeena Resources Ltd., 8.50%, 04/01/31(b)		53	55,672
Southern Copper Corp., 5.88%, 04/23/45(e)		3,870	3,892,639
Steel Dynamics, Inc., 3.25%, 10/15/50		1,145	769,391
Vallourec SACA, 7.50%, 04/15/32(b)		404	422,241
Vedanta Resources Finance II PLC(g)
10.88%, 09/17/29		700	742,000
11.25%, 12/03/31		200	222,852
			24,514,309
Mortgage Real Estate Investment Trusts (REITs)(b) — 0.1%
Blackstone Mortgage Trust, Inc., 3.75%, 01/15/27		368	363,998
Starwood Property Trust, Inc.
7.25%, 04/01/29		76	78,468
08/15/29(i)		190	190,568
6.00%, 04/15/30		116	116,422
6.50%, 07/01/30		187	190,968
6.50%, 10/15/30		257	262,933
6.13%, 06/01/31		183	183,968
			1,387,325
Multi-Utilities(b) — 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp.
9.50%, 06/01/30		161	172,757
6.88%, 06/01/31		251	254,131
			426,888
Oil, Gas & Consumable Fuels — 11.4%
Aethon United BR LP/Aethon United Finance Corp., 7.50%, 10/01/29(b)		508	528,323
Antero Midstream Partners LP/Antero Midstream Finance Corp.(b)
5.75%, 01/15/28		127	126,957
5.38%, 06/15/29		1,095	1,091,551
6.63%, 02/01/32		417	425,914
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(b)
9.00%, 11/01/27		161	178,710
6.63%, 07/15/33		136	137,543
Blue Racer Midstream LLC/Blue Racer Finance Corp.(b)
7.00%, 07/15/29		321	329,044
7.25%, 07/15/32		258	266,915
Borr IHC Ltd./Borr Finance LLC(b)
8.75%, 01/15/32		200	195,250
9.00%, 01/15/34		200	192,894
Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Buckeye Partners LP
6.88%, 07/01/29(b)	USD	29	$ 29,604
6.75%, 02/01/30(b)		116	119,805
5.60%, 10/15/44		148	132,052
California Resources Corp.(b)
7.00%, 01/15/34		188	185,918
7.25%, 01/15/35		250	247,996
Caturus Energy LLC(b)
8.50%, 02/15/30		837	872,170
7.13%, 05/15/31		811	802,388
Chord Energy Corp., 6.75%, 03/15/33(b)		147	149,177
CITGO Petroleum Corp., 8.38%, 01/15/29(b)		733	754,116
CNOOC Finance 2014 ULC, 4.88%, 04/30/44		250	242,370
CNX Resources Corp.(b)
7.25%, 03/01/32		152	156,598
5.88%, 03/01/34		313	304,592
Comstock Resources, Inc.(b)
6.75%, 03/01/29		649	638,484
5.88%, 01/15/30		678	639,467
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31(b)		2,468	2,422,477
Crescent Energy Finance LLC(b)
7.75%, 07/31/29		154	154,383
9.75%, 10/15/30(e)		76	80,560
7.63%, 04/01/32		109	109,879
7.88%, 04/15/32(e)		182	184,281
7.38%, 01/15/33		361	358,831
8.38%, 01/15/34		54	55,620
CVR Energy, Inc.(b)
7.50%, 02/15/31		157	156,253
7.88%, 02/15/34		105	103,878
DBR Land Holdings LLC, 6.25%, 12/01/30(b)		223	226,483
Delek Logistics Partners LP/Delek Logistics Finance Corp.(b)
7.38%, 06/30/33		378	385,089
6.88%, 06/01/34		148	147,302
Devon Energy Corp.
5.25%, 10/15/27		130	130,013
5.88%, 06/15/28		204	204,014
4.50%, 01/15/30		117	116,044
Diamondback Energy, Inc.
3.50%, 12/01/29		692	667,381
6.25%, 03/15/33		2,880	3,062,182
Enbridge, Inc.
6.70%, 11/15/53(e)		5,595	6,154,069
(3-mo. CME Term SOFR + 3.90%), 6.25%, 03/01/78(a)		5,000	5,028,350
Series 2016-A, (3-mo. CME Term SOFR + 4.15%), 6.00%, 01/15/77(a)		5,880	5,891,407
Energy Transfer LP
5.50%, 06/01/27(e)		406	408,665
7.38%, 02/01/31(b)		417	429,464
6.13%, 12/15/45		3,579	3,556,381
Series B, (3-mo. CME Term SOFR + 4.42%), 6.63%(a)(h)		5,000	5,040,095
Series H, (5-year CMT + 5.69%), 6.50%(a)(h)		121	121,062
Enterprise Products Operating LLC
4.90%, 05/15/46(e)		5,375	4,837,996
Series E, (3-mo. CME Term SOFR + 3.29%), 5.25%, 08/16/77(a)		4,800	4,781,272
EQT Corp.
7.50%, 06/01/30		141	152,232
4.75%, 01/15/31		802	794,471
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp., 3.45%, 04/15/51(e)	USD	3,890	$ 2,770,070
Genesis Energy LP/Genesis Energy Finance Corp.
8.00%, 05/15/33		64	66,571
6.75%, 03/15/34(b)		665	659,866
Global Partners LP/GLP Finance Corp., 7.13%, 07/01/33(b)		162	163,920
Gulfport Energy Operating Corp., 6.75%, 09/01/29(b)		243	247,839
Harvest Midstream I LP(b)
7.50%, 05/15/32		158	163,651
6.75%, 05/15/34		758	768,805
Hess Midstream Operations LP(b)
6.50%, 06/01/29		393	401,032
4.25%, 02/15/30		144	138,905
Hilcorp Energy I LP/Hilcorp Finance Co.(b)
6.25%, 11/01/28		238	238,622
5.75%, 02/01/29		199	198,227
6.00%, 04/15/30		32	31,440
6.25%, 04/15/32		20	19,360
8.38%, 11/01/33		287	298,844
6.88%, 05/15/34		321	312,324
7.25%, 02/15/35		108	106,338
Howard Midstream Energy Partners LLC(b)
7.38%, 07/15/32		37	38,321
6.63%, 01/15/34		396	399,385
Infinity Natural Resources LLC, 7.63%, 04/01/31(b)		247	245,327
ITT Holdings LLC, 6.50%, 08/01/29(b)(e)		1,137	1,123,675
Kinder Morgan, Inc.
7.80%, 08/01/31		197	223,516
7.75%, 01/15/32(e)		4,586	5,208,721
Kinetik Holdings LP(b)
6.63%, 12/15/28		83	84,372
5.88%, 06/15/30		18	18,105
Kraken Oil & Gas Partners LLC, 7.13%, 05/15/31(b)		97	94,843
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.88%, 12/01/32(b)		187	190,397
Marathon Petroleum Corp., 5.13%, 12/15/26		937	937,756
Matador Resources Co.(b)
6.50%, 04/15/32		437	439,386
6.00%, 04/15/34		318	310,021
Medco Laurel Tree Pte. Ltd., 6.95%, 11/12/28(g)		400	401,500
MPLX LP
5.20%, 03/01/47		3,500	3,158,849
4.70%, 04/15/48(e)		5,000	4,153,215
5.50%, 02/15/49		2,640	2,432,973
5.65%, 03/01/53		885	825,575
Murphy Oil Corp., 5.88%, 12/01/42		47	41,865
Nabors Industries, Inc., 7.63%, 11/15/32(b)		217	222,009
NGL Energy Operating LLC/NGL Energy Finance Corp.(b)
8.13%, 02/15/29(e)		508	525,817
8.38%, 02/15/32		671	698,523
NGPL PipeCo LLC, 7.77%, 12/15/37(b)		1,117	1,294,986
Noble Finance II LLC(b)
8.00%, 04/15/30		73	75,640
6.25%, 06/15/34		200	196,012
Northern Oil & Gas, Inc., 7.88%, 10/15/33(b)		484	480,922
Northriver Midstream Finance LP, 6.75%, 07/15/32(b)		244	247,097
Occidental Petroleum Corp., 6.20%, 03/15/40		568	589,366
Par Petroleum LLC, 7.38%, 06/01/34(b)		346	350,114
PBF Holding Co. LLC/PBF Finance Corp.(b)
7.88%, 09/15/30		211	215,015
Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
PBF Holding Co. LLC/PBF Finance Corp.(b) (continued)
7.25%, 06/01/34	USD	98	$ 97,021
Permian Resources Operating LLC(b)
5.88%, 07/01/29		1,002	1,001,861
7.00%, 01/15/32		321	332,010
6.25%, 02/01/33		781	797,578
Pertamina Hulu Energi PT, 5.25%, 05/21/30(g)		300	299,808
Pertamina Persero PT, 2.30%, 02/09/31(g)		200	176,167
Petroleos Mexicanos, 6.70%, 02/16/32		695	700,219
Petronas Capital Ltd.(g)
2.48%, 01/28/32		200	178,296
4.50%, 03/18/45		200	177,362
Plains All American Pipeline LP, Series B, (3-mo. CME Term SOFR + 4.37%), 8.02%(a)(h)		2,215	2,214,962
Prairie Acquiror LP, 9.00%, 08/01/29(b)		269	279,414
Reliance Industries Ltd., 3.67%, 11/30/27(g)		300	294,801
Rockies Express Pipeline LLC, 6.88%, 04/15/40(b)		580	594,062
Seadrill Finance Ltd., 6.75%, 07/15/34(b)		200	193,064
Sinopec Group Overseas Development 2018 Ltd., 2.30%, 01/08/31(g)		500	457,540
SM Energy Co.(b)
8.75%, 07/01/31		487	508,689
6.63%, 04/15/34		811	798,286
Sunoco LP(b)
5.63%, 03/15/31		159	157,840
6.63%, 08/15/32		297	302,069
6.25%, 07/01/33		337	340,020
5.88%, 03/15/34		117	115,396
Sunoco LP/Sunoco Finance Corp., 5.88%, 03/15/28		317	316,870
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(b)
5.50%, 01/15/28		255	254,460
7.38%, 02/15/29		672	689,314
6.00%, 09/01/31		182	180,062
TGNR Intermediate Holdings LLC, 5.50%, 10/15/29(b)		398	391,664
TransMontaigne Partners LLC, 8.50%, 06/15/30(b)		75	76,416
Transocean International Ltd.(b)
8.25%, 05/15/29		28	28,912
8.75%, 02/15/30		168	174,570
8.50%, 05/15/31		312	323,916
7.88%, 10/15/32		219	228,623
Valaris Ltd., 8.38%, 04/30/30(b)		244	253,389
Venture Global LNG, Inc.(b)
9.50%, 02/01/29		1,330	1,431,547
6.38%, 12/15/34		1,522	1,495,764
6.63%, 06/15/36		1,254	1,236,040
Venture Global Plaquemines LNG LLC(b)
6.13%, 12/15/30		785	803,179
7.50%, 05/01/33		384	421,445
6.50%, 01/15/34		1,123	1,170,146
7.75%, 05/01/35		617	691,948
6.75%, 01/15/36		1,534	1,626,494
Wildfire Intermediate Holdings LLC, 7.50%, 10/15/29(b)		481	493,296
Williams Cos., Inc.
8.75%, 03/15/32		2,478	2,933,526
5.10%, 09/15/45		5,075	4,617,469
Woodside Finance Ltd., 3.70%, 09/15/26(g)		200	199,604
			116,372,208
Passenger Airlines — 0.4%
JetBlue Airways Corp./JetBlue Loyalty LP, 9.88%, 09/20/31(b)		563	509,916

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Passenger Airlines (continued)
OneSky Flight LLC, 8.88%, 12/15/29(b)	USD	264	$ 279,174
Singapore Airlines Ltd., 3.00%, 07/20/26(g)		200	199,760
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 09/15/28(b)		443	431,945
United Airlines Holdings, Inc., 5.38%, 03/01/31		376	373,300
United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.88%, 04/15/29(e)		2,112	2,137,299
WestJet Airlines Ltd., 8.00%, 02/14/31(b)		254	254,962
			4,186,356
Personal Care Products — 0.1%
Opal Bidco SAS, 6.50%, 03/31/32(b)		417	425,424
Perrigo Finance Unlimited Co., 6.13%, 09/30/32		106	101,241
			526,665
Pharmaceuticals — 4.2%
1261229 B.C. Ltd., 10.00%, 04/15/32(b)		5,800	5,874,449
AbbVie, Inc.(e)
4.75%, 03/15/45		5,485	4,952,575
4.70%, 05/14/45		3,255	2,917,226
Amneal Pharmaceuticals LLC, 6.88%, 08/01/32(b)		226	234,590
Bausch Health Cos., Inc.(b)
4.88%, 06/01/28		179	165,511
11.00%, 09/30/28		1,054	1,073,309
CVS Health Corp.
5.13%, 07/20/45		3,879	3,513,159
5.05%, 03/25/48(e)		8,205	7,247,264
Merck & Co., Inc., 6.50%, 12/01/33(e)		6,420	7,094,605
Organon & Co./Organon Foreign Debt Co-Issuer BV, 4.13%, 04/30/28(b)		1,000	987,561
PRA Health Sciences, Inc., 2.88%, 07/15/26(b)(e)		707	706,536
Takeda Pharmaceutical Co. Ltd., 2.05%, 03/31/30(e)		8,270	7,515,362
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26		679	676,284
			42,958,431
Real Estate Management & Development — 0.8%
Aldar Properties PJSC, (5-year CMT + 2.04%), 6.62%, 04/15/55(a)(g)		250	248,270
Anywhere Real Estate Group LLC/Anywhere Co-Issuer Corp.
7.00%, 04/15/30(b)		114	114,610
Series AI, 7.00%, 04/15/30		320	322,511
Anywhere Real Estate Group LLC/Realogy Co-Issuer Corp., 9.75%, 04/15/30(b)		171	183,835
China Overseas Finance Cayman VII Ltd., 4.75%, 04/26/28(g)		200	200,033
CoreLogic, Inc., 4.50%, 05/01/28(b)		1,664	1,625,425
Fantasia Holdings Group Co. Ltd., 7.95%, 07/05/22(c)(g)(m)		1,050	11,550
Five Point Operating Co. LP, 8.00%, 10/01/30(b)		109	111,584
Howard Hughes Corp.(b)
4.13%, 02/01/29		176	170,046
5.88%, 03/01/32		177	175,487
6.13%, 03/01/34		177	174,883
Northwest Florida Timber Finance LLC, 4.75%, 03/04/29(b)		4,485	4,376,458
Sinochem Offshore Capital Co. Ltd., 1.50%, 09/23/26(g)		200	198,848
Wharf REIC Finance BVI Ltd., 2.88%, 05/07/30(g)		200	186,546
Security		Par (000)	Value
Real Estate Management & Development (continued)
Yango Justice International Ltd.(c)(g)(m)
8.25%, 11/25/23	USD	200	$ 250
7.50%, 04/15/49		200	250
			8,100,586
Retail REITs — 0.0%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 4.50%, 04/01/27(b)		505	499,272
Semiconductors & Semiconductor Equipment — 2.2%
Amkor Technology, Inc., 5.88%, 10/01/33(b)		98	98,340
Broadcom, Inc., 5.00%, 04/15/30(e)		10,970	11,087,995
Entegris, Inc., 4.75%, 04/15/29(b)		2	1,976
Lam Research Corp., 4.88%, 03/15/49		875	796,883
NVIDIA Corp.(e)
3.50%, 04/01/50		2,785	2,040,541
3.70%, 04/01/60		1,760	1,271,164
NXP BV/NXP Funding LLC/NXP USA, Inc.(e)
4.40%, 06/01/27		750	748,969
3.40%, 05/01/30		1,755	1,671,585
QUALCOMM, Inc.(e)
4.30%, 05/20/47		3,500	2,850,446
6.00%, 05/20/53		1,993	2,035,409
TSMC Global Ltd., 2.25%, 04/23/31(g)		250	225,483
			22,828,791
Software — 2.8%
AthenaHealth Group, Inc., 6.50%, 02/15/30(b)		1,776	1,702,871
Capstone Borrower, Inc., 8.00%, 06/15/30(b)		279	265,059
Cloud Software Group, Inc.(b)
6.50%, 03/31/29		1,742	1,690,230
9.00%, 09/30/29		2,424	2,352,812
Ellucian Holdings, Inc., 6.50%, 12/01/29(b)		330	318,995
OAK-Eagle Acquireco, Inc.(b)
7.25%, 07/01/33		1,401	1,465,602
8.75%, 07/01/34(e)		1,334	1,415,804
Oracle Corp.(e)
3.95%, 03/25/51		4,425	2,831,036
5.55%, 02/06/53		1,280	1,031,055
6.70%, 02/04/56		15,005	14,122,868
Playtika Holding Corp., 4.25%, 03/15/29(b)		114	102,030
PTC, Inc., 4.00%, 02/15/28(b)		365	357,375
UKG, Inc., 6.88%, 02/01/31(b)		537	521,684
			28,177,421
Specialty Retail(b) — 0.1%
Advance Auto Parts, Inc., 7.00%, 08/01/30		217	222,498
Ferrellgas LP/Ferrellgas Finance Corp., 9.25%, 01/15/31		220	231,857
Michaels Cos., Inc., 8.50%, 03/15/33		591	585,382
Staples, Inc., 10.75%, 09/01/29		210	200,329
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31		237	224,674
			1,464,740
Technology Hardware, Storage & Peripherals — 0.3%
Dell International LLC/EMC Corp., 8.35%, 07/15/46(e)		1,005	1,270,292
Seagate Data Storage Technology Pte. Ltd.(b)
8.25%, 12/15/29		589	615,891
5.88%, 07/15/30		324	329,755
8.50%, 07/15/31		701	732,530
5.75%, 12/01/34		98	99,420
			3,047,888
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Textiles, Apparel & Luxury Goods(b) — 0.3%
Beach Acquisition Bidco LLC
5.25%, 07/15/32	EUR	592	$ 688,657
(10.00% Cash or 10.75% PIK), 10.00%, 07/15/33(f)	USD	1,129	1,281,901
Crocs, Inc., 4.13%, 08/15/31		244	227,988
Levi Strauss & Co.
4.00%, 08/15/30	EUR	155	177,948
3.50%, 03/01/31	USD	462	427,963
			2,804,457
Tobacco — 2.2%
Altria Group, Inc., 10.20%, 02/06/39(e)		13,392	18,490,980
BAT Capital Corp., 4.54%, 08/15/47		1,999	1,647,912
Reynolds American, Inc., 5.85%, 08/15/45		2,335	2,299,862
			22,438,754
Transportation Infrastructure — 0.6%
Adani Ports & Special Economic Zone Ltd., 5.00%, 08/02/41(g)		800	703,848
FedEx Corp., 5.25%, 05/15/50(e)		6,000	5,406,847
GB AIT Buyer, Inc., 8.75%, 04/30/34(b)		178	178,473
RXO, Inc., 6.38%, 05/15/31(b)		116	117,612
SF Holding Investment 2021 Ltd., 2.38%, 11/17/26(g)		200	198,610
			6,605,390
Wireless Telecommunication Services — 1.1%
Altice France SA(b)
6.88%, 10/15/30		297	288,194
6.50%, 10/15/31		1,448	1,403,062
6.50%, 04/15/32		718	693,748
6.88%, 07/15/32		647	627,436
Digicel International Finance Ltd. U.S. LLC, 8.63%, 08/01/32(b)		1,261	1,299,618
Iliad Holding SAS(b)
7.00%, 10/15/28		735	738,153
8.50%, 04/15/31		925	979,978
7.00%, 04/15/32		364	370,973
T-Mobile USA, Inc.
2.63%, 02/15/29		438	416,494
3.38%, 04/15/29		676	653,531
2.88%, 02/15/31		235	215,968
3.50%, 04/15/31		990	934,225
5.05%, 07/15/33(e)		2,000	1,996,597
Vmed O2 U.K. Financing I PLC(b)
4.25%, 01/31/31		400	328,941
4.75%, 07/15/31		200	164,331
6.75%, 01/15/33		632	535,093
			11,646,342
Total Corporate Bonds — 108.4% (Cost: $1,122,383,271)			1,109,533,532
Fixed Rate Loan Interests
Distributors — 0.0%
TMK Hawk Parent Corp., 2024 Term Loan, 11.00%, 12/15/31(d)		3	—
IT Services — 0.0%
Clover Holdings 2 LLC, Fixed Term Loan B, 7.75%, 12/09/31		155	147,194
Security		Par (000)	Value
Software — 0.0%
Cotiviti, Inc., 2024 Fixed Term Loan B, 7.63%, 05/01/31	USD	135	$ 125,888
Total Fixed Rate Loan Interests — 0.0% (Cost: $292,980)			273,082
Floating Rate Loan Interests(a)
Advertising Agencies — 0.0%
Outfront Media Capital LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.40%, 09/24/32		98	97,829
Summer BC Holdco B SARL, 2024 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 5.26%), 8.99%, 02/15/29		37	31,140
			128,969
Aerospace & Defense — 0.3%
Arcline FM Holdings LLC, 2025 1st Lien Term Loan, (6-mo. CME Term SOFR at 0.75% Floor + 2.75%), 6.60%, 06/23/30		137	137,063
Bleriot U.S. Bidco, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.98%, 10/31/30		182	182,316
Cobham Ultra SeniorCo SARL, USD Term Loan B, (6- mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.79%, 08/03/29		118	118,276
Cubic Corp.
2025 Second Out Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.76%), 8.17%, 05/25/29		488	33,354
2025 Second Out Term Loan C, (3-mo. CME Term SOFR at 0.75% Floor + 3.51%), 6.92%, 05/25/29		52	3,555
Dynasty Acquisition Co., Inc.
2024 1st Lien Term Loan B1, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 10/31/31		321	322,002
2024 1st Lien Term Loan B2, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 10/31/31		123	122,828
Kaman Corp., 2026 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.67%, 02/26/32		58	57,389
Peraton Corp., Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 3.75%), 7.51%, 02/01/28		240	215,981
Propulsion BC Finco SARL, 2025 Repriced Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.23%, 12/01/32		89	88,870
Setanta Aircraft Leasing DAC, 2024 Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.48%, 11/05/28		52	52,603
TransDigm, Inc.
2023 Term Loan J, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 02/28/31		678	678,174
2024 Term Loan L, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 01/19/32		251	251,188
2025 Term Loan K, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.89%, 03/22/30		40	40,280
2025 Term Loan M, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 08/19/32		414	413,922
2026 Term Loan N, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 02/13/33		144	143,977
			2,861,778
Automobile Components — 0.2%
Allison Transmission, Inc., 2025 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.38%, 01/02/33		123	122,463

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Automobile Components (continued)
Clarios Global LP
2024 USD Term Loan B, (1-mo. CME Term SOFR + 2.50%), 6.14%, 05/06/30	USD	448	$ 448,561
2026 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 01/28/32		222	221,885
Dealer Tire Financial LLC, 2024 Term Loan B4, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.64%, 07/02/31		179	177,031
Garrett LX I SARL, 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.41%, 01/30/32		12	11,787
Gates Corp.
2022 Term Loan B4, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.39%, 11/16/29		44	44,517
2024 Term Loan B5, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.39%, 06/04/31		322	321,021
RealTruck Group, Inc.
2026 FLSO Tranche A Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.65%, 01/31/31		26	15,890
2026 FLSO Tranche B Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 6.00%), 9.90%, 01/31/31		57	35,523
Tenneco, Inc., 2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 5.10%), 8.74%, 11/17/28		201	199,995
			1,598,673
Beverages — 0.0%
Naked Juice LLC
2025 FLFO Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.50%), 9.23%, 01/24/29		202	204,765
2025 FLSO Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 7.08%, 01/24/29		55	36,710
2025 FLTO Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.00%), 9.83%, 01/24/30		86	25,961
Sazerac Co., Inc., Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.63%, 07/09/32		61	60,497
			327,933
Biotechnology — 0.1%
BioMarin Pharmaceutical, Inc., Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.43%, 04/27/33		103	102,948
Parexel International Corp., 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.14%, 12/12/31		422	421,972
			524,920
Broadline Retail — 0.0%
Boots Group Finco LP, USD Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.92%, 08/30/32		167	167,578
StubHub Holdco Sub LLC, 2024 Extended Term Loan B, (1-mo. CME Term SOFR + 4.75%), 8.39%, 03/15/30		232	232,983
			400,561
Building Materials — 0.0%
CP Iris HoldCo I, Inc.
2025 Delayed Draw Term Loan, 0.00%, 10/27/32		1	678
2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.64%, 10/27/32		224	212,713
			213,391
Security		Par (000)	Value
Building Products — 0.3%
AZZ, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.39%, 05/13/29	USD	12	$ 12,123
Chariot Buyer LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.64%, 09/08/32		479	479,240
CP Atlas Buyer, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 5.25%), 8.89%, 07/08/30		142	124,344
EMRLD Borrower LP
2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.89%, 08/04/31		233	232,169
Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.92%, 05/31/30		407	406,788
Gibraltar Industries, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.87%, 02/02/33(d)		59	58,315
Gulfside Supply, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.73%, 06/17/31		183	153,258
Knife River Corp., 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.40%, 03/08/32		27	26,949
New AMI I LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 6.00%), 9.64%, 03/08/29		49	42,770
Quikrete Holdings, Inc.
2024 Term Loan B2, (1-mo. CME Term SOFR + 2.25%), 5.89%, 03/19/29		176	176,309
2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.89%, 02/10/32		95	94,681
2025 Term Loan B1, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.89%, 04/14/31		195	195,040
QXO Building Products, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 04/30/32		122	122,079
Standard Industries, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.39%, 09/22/28		23	22,869
White Cap Supply Holdings LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.89%, 10/19/29		536	534,881
Wilsonart LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.98%, 08/05/31		282	254,499
Zurn LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.76%, 10/04/28		97	96,981
			3,033,295
Capital Markets — 0.3%
Allspring Buyer LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.75%, 11/01/30		79	79,376
Ardonagh Group Finco Pty. Ltd., 2024 USD Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.63%, 02/15/31		299	288,971
Aretec Group, Inc., 2025 Repriced Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.64%, 08/09/30		81	80,956
Ascensus Holdings, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.64%, 11/25/32		160	155,677
Axalta Coating Systems U.S. Holdings, Inc., 2024 Term Loan B7, (3-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.48%, 12/20/29		172	171,768
BCPE Pequod Buyer, Inc., USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.39%, 11/25/31		191	185,133
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Capital Markets (continued)
Chicago U.S. Midco III LP, Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 11/01/32	USD	224	$ 223,756
Citadel Securities Global Holdings LLC, 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.66%, 06/10/33		379	377,681
Cogeco Financing 2 LP, 2023 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.26%, 09/01/28		29	27,589
Focus Financial Partners LLC, 2025 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 09/15/31		475	463,059
GTCR Everest Borrower LLC, 2026 Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.23%, 09/05/31		65	64,040
Hudson River Trading LLC, 2026 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 03/18/30		365	362,377
Jane Street Group LLC, 2024 Term Loan B1, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 12/15/31		597	591,082
Jump Financial LLC, 2025 1st Lien Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.23%, 02/26/32(d)		20	19,975
Jupiter Borrower, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.48%, 06/30/33		97	96,798
Osaic Holdings, Inc., 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.23%, 07/30/32		278	274,337
			3,462,575
Chemicals — 0.3%
Advancion Holdings LLC, 2020 USD Term Loan, (3-mo. CME Term SOFR + 4.10%), 7.77%, 11/24/27(d)		72	65,529
BASF Coatings Ltd., USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.24%, 06/29/33		221	221,608
Chemours Co., 2025 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.14%, 10/15/32		310	308,796
Derby Buyer LLC, 2026 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.36%, 11/01/30		227	227,400
Discovery Purchaser Corp., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.41%, 10/04/29		207	205,824
Ecovyst Catalyst Technologies LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.66%, 06/12/31		148	147,724
Element Solutions, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 12/18/30		255	255,168
Fortis 333, Inc., USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.98%, 03/29/32		101	100,547
HB Fuller Co., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.39%, 02/15/30		119	118,949
INEOS U.S. Petrochem LLC, 2024 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.89%, 10/07/31		24	20,327
Lonza Group AG, USD Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.03%), 7.76%, 07/03/28		163	154,122
Security		Par (000)	Value
Chemicals (continued)
Minerals Technologies, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 11/26/31(d)	USD	102	$ 101,919
Olympus Water U.S. Holding Corp.
2024 USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.73%, 06/20/31		333	332,013
2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.98%, 11/03/32		207	207,134
Oxea Corp., 2017 USD Term Loan B2, (3-mo. CME Term SOFR at 0.00% Floor + 4.85%), 8.53%, 04/08/31		209	136,908
Paint Intermediate III LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.65%, 10/09/31		69	69,430
Solstice Advanced Materials, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.41%, 10/29/32		115	115,431
SP Motion Holdco Ltd., USD Term Loan B, 06/24/33(n)		68	67,915
Sparta U.S. HoldCo LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 3.00%), 6.66%, 08/02/30		181	180,196
WR Grace Holdings LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.73%, 08/19/32		210	208,792
			3,245,732
Commercial Services & Supplies — 0.4%
Action Environmental Group, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.73%, 10/24/30		109	108,167
Allied Universal Holdco LLC, 2025 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.89%, 08/20/32		675	675,134
Anticimex International AB, 2025 USD Term Loan, (3- mo. SOFR + 2.90%), 6.41%, 11/17/31		84	84,408
Aramark Services, Inc.
2025 Repriced Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 04/06/28		113	113,235
2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 06/22/30		251	250,996
Asplundh Tree Expert, LLC, 2026 5th Amendment Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 05/30/33		373	371,913
Citrin Cooperman Advisors LLC
2025 Add on Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.73%, 04/01/32(d)		32	30,738
2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.73%, 04/01/32		189	183,391
Clean Harbors, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.50%), 5.14%, 10/08/32		94	94,761
Grant Thornton Advisors LLC, 2025 Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.39%, 06/02/31		274	259,859
Innio Holding, Inc., 2026 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.40%, 11/02/31		174	173,165
LABL, Inc., 2026 USD Interim New Money DIP Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.75%), 10.43%, 12/02/26		51	50,735

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Commercial Services & Supplies (continued)
Novelis Holdings, Inc., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.48%, 03/11/32	USD	348	$ 346,644
OMNIA Partners LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.42%, 12/31/32		74	73,791
Packers Holdings LLC, 2025 Takeback Term Loan, (1- mo. CME Term SOFR at 1.00% Floor + 1.00%), 4.74%, 03/10/31		21	20,022
PG Investment Co. 59 SARL, 2025 Repriced Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.73%, 03/26/31		282	281,461
Prime Security Services Borrower LLC
2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.62%, 10/13/30		37	36,677
2025 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.37%, 03/07/32		212	209,127
Reworld Holding Corp.
2025 1st Lien Term Loan C, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.89%, 01/15/31		19	18,832
2025 Term Loan B1, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.89%, 01/15/31		116	115,887
Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.90%, 11/30/28		65	64,921
Wand NewCo 3, Inc., 2025 Repriced Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 01/30/31		248	247,576
			3,811,440
Construction & Engineering — 0.1%
Azuria Water Solutions, Inc.
2026 Delayed Draw Term Loan, 0.00%, 04/25/33		4	4,220
2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.48%, 04/25/33		209	207,839
Brand Industrial Services, Inc., 2024 Term Loan B, (3- mo. CME Term SOFR at 0.50% Floor + 4.50%), 8.16%, 08/01/30		282	219,853
Construction Partners, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 11/03/31		168	168,046
Dycom Investments, Inc., 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.40%, 01/27/33		91	91,028
Legence Holdings LLC, 2026 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.00%), 5.64%, 12/16/31		274	273,238
			964,224
Consumer Discretionary — 0.0%
Element Materials Technology Group U.S. Holdings, Inc., 2022 USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.50%), 7.23%, 07/06/29		105	105,464
Consumer Staples Distribution & Retail — 0.1%
BCPE Empire Holdings, Inc., 2026 10th Amendment Term Loan, (1-mo. CME Term SOFR + 3.50%), 7.14%, 12/29/32		296	292,308
Security		Par (000)	Value
Consumer Staples Distribution & Retail (continued)
EG America LLC, 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.92%, 02/10/31	USD	282	$ 282,705
U.S. Foods, Inc., 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 10/03/31		163	163,278
			738,291
Containers & Packaging — 0.2%
Charter Next Generation, Inc., 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.50%), 6.11%, 11/29/30		332	331,565
Clydesdale Acquisition Holdings, Inc.
2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 6.89%, 04/01/32		258	247,909
Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.18%), 6.82%, 04/13/29		25	24,528
Colossus Acquireco LLC, 2026 Term Loan B, (3-mo. SOFR + 1.75%), 5.37%, 01/31/33		414	411,510
Graham Packaging Co., Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.89%, 01/26/33		189	188,586
Mauser Packaging Solutions Holding Co., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.12%, 04/15/30		195	192,075
Multi-Color Corp., 2026 USD PIK Takeback Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.38%), 6.11%, 05/11/33		120	102,530
Potters Industries LLC, 2025 Repriced Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.17%, 12/23/32		114	113,857
Pregis TopCo LLC, 2025 Refinancing Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.39%, 02/01/29		121	121,764
Proampac PG Borrower LLC, 2026 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.66%, 03/07/33		138	135,333
Reynolds Consumer Products LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 03/04/32		35	34,652
Ring Container Technologies Group LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.14%, 09/15/32		140	140,216
Trident TPI Holdings, Inc., 2024 Term Loan B7, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.48%, 09/15/28		106	101,950
			2,146,475
Distributors — 0.1%
American Builders & Contractors Supply Co., Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 01/31/31		202	201,769
Core & Main LP
2024 Term Loan D, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.66%, 07/27/28		463	463,515
2024 Term Loan E, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.66%, 02/09/31		91	90,918
QXO Building Products, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.73%, 07/01/33		280	279,221
			1,035,423
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Diversified Consumer Services — 0.0%
Bright Horizons Family Solutions LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.39%, 08/23/32	USD	127	$ 127,122
Diversified REITs — 0.0%
RHP Hotel Properties LP, 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 05/20/30		78	77,832
Diversified Telecommunication Services — 0.1%
Level 3 Financing, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.39%, 03/29/32		475	474,853
Sunrise Financing Partnership, Term Loan AAA, (6-mo. CME Term SOFR at 0.00% Floor + 2.47%), 6.10%, 02/15/32		60	59,132
Virgin Media Bristol LLC, 2020 USD Term Loan Q, (1- mo. CME Term SOFR + 3.36%), 6.99%, 01/31/29		125	119,505
Zayo Group Holdings, Inc., 2025 USD Term Loan, (1- mo. CME Term SOFR at 0.00% Floor + 3.11% and 0.50% PIK), 7.26%, 03/11/30(f)		307	306,798
			960,288
Electric Utilities — 0.1%
Alpha Generation LLC, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 09/30/31		140	138,322
NRG Energy, Inc.
2024 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 04/16/31		461	460,233
2026 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 04/28/33		39	38,825
Pathfinder Power LLC, Term Loan B, 06/22/33(n)		110	109,725
Talen Energy Supply LLC, 2024-1 Incremental Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 12/15/31		85	85,206
			832,311
Electronic Equipment, Instruments & Components — 0.1%
Belden, Inc., Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.98%, 07/01/33(d)		159	159,000
Celestica, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.40%, 06/20/31(d)		55	54,743
Coherent Corp., 2025 Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.39%, 07/02/29		126	126,116
CoorsTek, Inc., 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.23%, 10/28/32		69	68,871
Sanmina Corp., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 10/27/32(d)		131	130,843
			539,573
Energy Equipment & Services — 0.0%
Deep Blue Operating I LLC, Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.90%, 10/01/32		59	58,963
Entertainment — 0.3%
Creative Artists Agency LLC, 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 10/01/31		288	287,695
Delta 2 Lux SARL, 2024 Term Loan B1, (3-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.48%, 09/30/31		341	341,157
Security		Par (000)	Value
Entertainment (continued)
DK Crown Holdings, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.37%, 03/04/32	USD	261	$ 260,074
Electronic Arts, Inc., USD Term Loan B, 03/24/33(n)		510	511,097
EOC Borrower LLC, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.39%, 03/24/32		420	420,291
Live Nation Entertainment, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 10/21/32		217	216,639
Motion Finco SARL, 2024 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.23%, 11/12/29		227	192,598
TKO Worldwide Holdings LLC, 2026 Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.41%, 11/21/31		561	558,927
			2,788,478
Environmental, Maintenance & Security Service — 0.0%
JFL-Tiger Acquisition Co., Inc., Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.64%, 10/17/30		85	84,958
Reworld Holding Corp., 2025 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.90%, 01/15/31		52	51,783
			136,741
Financial Services — 0.3%
ABG Intermediate Holdings 2 LLC, 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.89%, 12/21/28		244	244,215
Aggreko Holdings, Inc., 2025 USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.63%, 05/21/31		326	326,214
Apex Group Treasury LLC, 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.15%, 02/27/32		265	250,425
APi Group DE, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 05/16/33		431	429,800
CPI Holdco B LLC, 2025 Add-on Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 05/19/31		488	485,498
Gryphon Acquire NewCo LLC, Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.41%, 09/13/32		125	124,732
ITT Holdings LLC, 2026 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.98%), 5.71%, 10/11/30		40	39,821
LBM Acquisition LLC, 2024 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 7.50%, 06/06/31		99	83,130
NEXUS Buyer LLC
2025 Incremental Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.64%, 07/31/31		124	119,426
2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.23%, 07/31/31		20	19,241
Orion U.S. Finco, Inc., 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.17%, 10/08/32		134	133,636
Sotera Health Holdings LLC, 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.89%, 05/30/31		283	283,048

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Financial Services (continued)
Summit Acquisition, Inc., 2025 Add-on Term Loan, (1- mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.14%, 10/16/31	USD	21	$ 20,799
WEX, Inc.
2024 Term Loan B2, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 03/31/28		44	44,228
2025 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 03/05/32		79	78,667
			2,682,880
Food Products — 0.1%
Chobani LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.89%, 10/28/32		506	506,183
Froneri U.S., Inc.
2024 USD Term Loan B4, (6-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.88%, 09/30/31		456	452,607
2025 USD Term Loan B6, (6-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.13%, 09/30/32		130	128,697
H-Food Holdings LLC, 2025 Exit Term Loan, (3-mo. CME Term SOFR at 2.00% Floor + 6.50%), 10.23%, 03/29/30		16	16,467
Treehouse Foods, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.89%, 02/11/33		133	133,257
UTZ Quality Foods LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 01/29/32		41	40,759
			1,277,970
Gas Utilities — 0.0%
BIP PipeCo Holdings LLC, Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.68%, 12/06/30		54	53,532
M6 ETX Holdings II Midco LLC, 2025 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 04/01/32		75	75,738
NGL Energy Partners LP, 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.13%, 03/11/33		91	91,048
Traverse Midstream Partners LLC, 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.04%, 04/21/33		49	48,939
Venture Global Calcasieu Pass LLC, 2026 Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.95%, 04/11/33		133	133,241
			402,498
Ground Transportation — 0.1%
Genesee & Wyoming, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.48%, 04/10/31		599	595,620
Hertz Corp.
2021 Term Loan B, (3-mo. CME Term SOFR + 3.76%), 7.43%, 06/30/28		151	106,634
2021 Term Loan C, (3-mo. CME Term SOFR + 3.76%), 7.43%, 06/30/28		30	21,155
PODS LLC, 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.13%, 05/14/31		99	96,173
			819,582
Security		Par (000)	Value
Health Care Equipment & Supplies — 0.1%
Bausch & Lomb Corp., 2025 Repriced Term Loan, (1- mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.39%, 01/15/31	USD	368	$ 368,522
Hopper Merger Sub, Inc., 2026 USD Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.99%, 04/07/33		728	711,773
McKesson Medical-Surgical Top Holdings, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.98%, 06/09/32		94	93,922
QuidelOrtho Corp., Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.64%, 08/20/32		104	102,524
			1,276,741
Health Care Providers & Services — 0.2%
AHP Health Partners, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.89%, 09/20/32		24	24,363
Charlotte Buyer, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 8.14%, 06/30/31		80	79,857
CHG Healthcare Services, Inc., 2026 Term Loan B, (3- mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.66%, 09/29/31		179	178,670
CNT Holdings I Corp., 2025 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 2.25%), 5.91%, 11/08/32		173	173,255
Concentra Health Services, Inc., 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 07/26/31		84	83,884
DaVita, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 05/09/31		79	78,641
Examworks Bidco, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.14%, 02/06/33		171	171,259
ICON Luxembourg SARL, 2024 LUX Term Loan B, (3- mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.73%, 07/03/28		54	54,445
LifePoint Health, Inc., 2024 1st Lien Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.42%, 05/19/31		268	263,849
Medical Solutions Holdings, Inc.
2026 Class A-1 First Out Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.25%), 9.17%, 11/01/30		16	11,351
2026 Class A-2 First Out Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.25%), 9.05%, 11/01/30		36	26,042
2026 Exchange FLSO Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.60%), 7.30%, 11/01/30		38	7,730
2026 Exchange FLTO Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 7.10%), 10.80%, 11/03/31		16	1,941
Medline Borrower LP, 2026 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.50%), 5.14%, 05/30/33		413	410,067
Option Care Health, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 09/22/32		210	209,649
Raven Acquisition Holdings LLC, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.64%, 11/19/31		74	72,991
Star Parent, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.73%, 09/27/30		170	170,673
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Health Care Providers & Services (continued)
Surgery Center Holdings, Inc., 2025 Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 12/19/30	USD	217	$ 217,241
Team Health Holdings, Inc., 2026 Repriced Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.66%, 06/30/28		59	59,401
Vizient, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.39%, 08/01/31		43	42,607
			2,337,916
Health Care Technology — 0.1%
AthenaHealth Group, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.39%, 02/15/29		236	234,755
Cotiviti, Inc., 2024 Term Loan, (1-mo. CME Term SOFR + 2.75%), 6.37%, 05/01/31		277	253,079
Gainwell Acquisition Corp., Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.00%), 7.83%, 10/01/27		79	77,774
PointClickCare Technologies, Inc., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.41%, 11/03/31		99	98,562
Polaris Newco LLC, USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.26%), 7.93%, 06/02/28		226	195,253
Waystar Technologies, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 10/22/29(d)		82	82,031
			941,454
Hotels, Restaurants & Leisure — 0.5%
Aimbridge Acquisition Co., Inc.
2025 1st Lien Second Out Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 7.61%), 11.25%, 03/11/30		28	27,027
2025 First Out Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 5.61%), 9.25%, 03/11/30		30	28,813
Alterra Mountain Co., 2025 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 05/31/30		160	159,903
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc., 2024 Term Loan B6, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 09/20/30		278	277,560
Caesars Entertainment, Inc.
2024 Term Loan B1, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.89%, 02/06/31		531	509,186
Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.89%, 02/06/30		223	214,787
Crown Finance U.S., Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.11%, 12/02/31		113	113,346
Fertitta Entertainment LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 6.89%, 01/27/29		388	387,247
Flutter Financing BV
2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.48%, 11/30/30		451	446,798
2025 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.73%, 06/04/32		128	126,921
Four Seasons Hotels Ltd., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.39%, 09/22/32		429	430,799
Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Gaia Purchaser, Inc., Term Loan B, 06/25/33(d)(n)	USD	95	$ 94,881
Great Canadian Gaming Corp., 2024 Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.43%, 11/01/29		117	114,752
GVC Holdings Gibraltar Ltd., 2025 Term Loan B5 (2032), (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.98%, 07/31/32		48	47,558
Herschend Entertainment Co. LLC, 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 05/27/32		133	132,847
Hilton Domestic Operating Co., Inc., 2023 Term Loan B4, (1-mo. CME Term SOFR + 1.75%), 5.40%, 11/08/30		330	330,780
IRB Holding Corp., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.14%, 12/16/30		201	201,174
Light & Wonder International, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.64%, 04/16/29		196	195,896
Ontario Gaming GTA LP, Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 7.98%, 08/01/30		89	84,733
Penn Entertainment, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.64%, 05/30/33		129	128,448
Pioneer Opco LLC, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.89%, 05/16/33		181	181,550
Scientific Games Holdings LP, 2024 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.67%, 04/04/29		127	125,392
SeaWorld Parks & Entertainment, Inc., 2024 Term Loan B3, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.64%, 12/04/31		124	123,104
Six Flags Entertainment Corp., 2024 Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 05/01/31		53	52,895
Station Casinos LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 03/14/31		337	336,991
TRQ Sales LLC, Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.98%, 12/30/32		133	130,340
Voyager Parent LLC, Repriced Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.98%, 07/01/32		159	158,756
Whatabrands LLC, 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.14%, 08/03/28		105	105,284
Wyndham Hotels & Resorts, Inc., 2024 Term Loan, (1- mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 05/24/30		156	155,648
			5,423,416
Household Durables — 0.1%
Hunter Douglas, Inc., 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.73%, 01/20/32		285	284,496
Madison Safety & Flow LLC, 2025 1st Lien Term Loan B, (Prime + 1.50%), 8.25%, 09/26/31		67	66,829
Somnigroup International, Inc., Term Loan B, (1-mo. SOFR + 2.25%), 5.87%, 10/24/31		71	70,868

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Household Durables (continued)
Springs Windows Fashions LLC, 2024 FLFO Delayed Draw Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.50%), 8.14%, 12/19/29	USD	41	$ 40,332
SWF Holdings I Corp., 2024 FLFO A1 Term Loan, (1- mo. CME Term SOFR at 1.00% Floor + 4.50%), 8.14%, 12/19/29		31	30,249
Weber-Stephen Products LLC, 2025 Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.44%, 10/01/32		175	173,209
			665,983
Household Products — 0.0%
Lavender US HoldCo 1, Inc., USD Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.98%, 12/30/32		135	133,798
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Construction Finance Co. LP, 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 07/31/30		290	289,855
Constellation Renewables LLC, 2020 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 2.00%), 5.67%, 12/15/27		121	120,149
Talen Energy Supply LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 11/26/32		185	183,450
			593,454
Industrial Conglomerates — 0.1%
ACI Rover Parent LLC, 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.98%, 06/09/33		127	126,651
Beach Acquisition Bidco LLC, USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.39%, 09/12/32		86	85,907
FCG Acquisitions, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.89%, 03/04/33		24	24,011
Heritage Environmental Services, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.64%, 04/01/33(d)		56	56,210
LSF12 Crown U.S. Commercial Bidco LLC, 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.62%, 12/02/31		86	85,819
Pinnacle Buyer LLC, Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.18%, 10/01/32		117	117,609
Resideo Funding, Inc., 2025 Incremental Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 08/13/32		139	138,892
Resilience Parent LLC, 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.23%, 02/28/33		307	306,263
Sword Purchaser LLC, USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.64%, 04/11/33		340	331,129
			1,272,491
Insurance — 0.4%
Alliant Holdings Intermediate LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 09/19/31		759	747,945
Security		Par (000)	Value
Insurance (continued)
AmWINS Group, Inc., 2026 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 2.00%), 5.73%, 01/30/32	USD	447	$ 436,882
Amynta Agency Borrower, Inc., 2026 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 12/29/31		304	299,125
Asurion LLC, 2025 Term Loan B13, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.91%, 09/19/30		280	276,818
HUB International Ltd., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.92%, 06/20/30		452	451,212
Hyperion Insurance Group Ltd., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.48%, 04/18/30		45	42,334
Hyperion Refinance SARL, 2025 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.39%, 02/15/31		329	308,602
Jones DesLauriers Insurance Management Inc., 2026 Repriced Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.66%, 02/02/33		287	274,499
OneDigital Borrower LLC, 2025 Repriced Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.64%, 07/02/31		58	55,595
Ryan Specialty LLC, 2024 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 09/15/31		162	161,922
Truist Insurance Holdings LLC, 2024 Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.48%, 05/06/31		356	347,095
USI, Inc.
2024 Term Loan C, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.98%, 09/29/30		257	255,095
2024 Term Loan D, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.98%, 11/21/29		422	420,112
			4,077,236
Interactive Media & Services — 0.0%
Camelot U.S. Acquisition LLC, 2024 Term Loan B, (1- mo. CME Term SOFR + 2.75%), 6.39%, 01/31/31		78	71,834
IT Services — 0.3%
Asurion LLC
2021 Second Lien Term Loan B4, (3-mo. CME Term SOFR + 5.25%), 9.18%, 01/20/29		17	17,046
2023 Term Loan B11, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 8.01%, 08/19/28		16	15,672
2024 Term Loan B12, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.91%, 09/19/30		49	48,854
2026 Term Loan B14, (3-mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.41%, 02/23/33		70	66,062
Barracuda Networks, Inc., 2022 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 8.16%, 08/15/29		125	84,105
Central Parent Inc., 2026 CoOp Steerco Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.98%, 07/06/29		291	187,790
CoreWeave Financing DDTL V LLC, Delayed Draw Term Loan, (1-mo. SOFR + 4.50%), 8.12%, 11/17/31		67	68,453
Epicor Software Corp., 2024 Term Loan F, (1-mo. CME Term SOFR at 0.75% Floor + 2.75%), 6.39%, 05/30/31		336	320,439
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
IT Services (continued)
Galileo Parent, Inc., 1st Lien Term Loan, (6-mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.12%, 03/03/33	USD	99	$ 99,247
Gen Digital, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.39%, 09/12/29		295	291,445
Go Daddy Operating Co. LLC, 2024 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 11/09/29		171	166,918
ION Platform Finance U.S., Inc., USD Term Loan, (3- mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.48%, 10/07/32		328	232,649
Iron Mountain, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 01/31/31		89	89,143
McAfee Corp., 2024 USD 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.64%, 03/01/29		196	173,432
Modena Buyer LLC, Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.91%, 07/01/31		74	68,015
Ping Identity Corp., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.38%, 11/15/32		72	70,020
Project Boost Purchaser LLC, 2025 Refinancing Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.48%, 07/16/31		125	121,282
Proofpoint, Inc., 2025 Repriced Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.73%, 08/31/28		303	292,460
Sedgwick Claims Management Services, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 07/31/31		381	375,883
Shift4 Payments LLC, 2025 Repriced Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.73%, 07/03/32		146	144,948
			2,933,863
Leisure Products — 0.0%
Bombardier Recreational Products, Inc., 2024 Term Loan B4, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.89%, 01/22/31		72	72,360
City Football Group Ltd., 2024 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.26%), 6.93%, 07/22/30		174	172,981
			245,341
Machinery — 0.3%
AI Aqua Merger Sub, Inc.
2026 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.14%, 07/31/28		299	298,398
2026 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.15%, 07/02/33		430	429,518
Chart Industries, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.18%, 03/15/30		60	59,939
Columbus McKinnon Corp., 2026 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.50%), 7.23%, 02/03/33		187	186,126
CompoSecure Holdings LLC, Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.92%, 01/14/33		283	281,121
Security		Par (000)	Value
Machinery (continued)
ESCO Technologies, Inc., Term Loan B, 06/11/33(d)(n)	USD	71	$ 70,823
Filtration Group Corp., 2025 USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.14%, 10/21/28		241	241,270
Generac Power Systems, Inc., 2024 Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.37%, 07/03/31		39	39,496
GrafTech Global Enterprises, Inc.
2024 Delayed Draw Term Loan, (1-mo. CME Term SOFR at 2.00% Floor + 6.00%), 9.64%, 12/21/29		83	79,093
2024 Term Loan, (3-mo. CME Term SOFR at 2.00% Floor + 6.00%), 9.67%, 12/21/29		145	138,414
Hayward Industries, Inc., 2026 Term Loan B, 06/23/33(n)		45	44,941
Indicor LLC, 2026 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 11/22/29		104	103,661
LSF12 Helix Parent LLC, USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.14%, 02/10/33		211	207,385
Madison IAQ LLC, 2026 Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 05/06/32		80	79,792
PECF USS Intermediate Holding III Corp., 2026 Term Loan, (3-mo. CME Term SOFR at 2.00% Floor + 7.50%), 11.18%, 03/03/33		20	19,111
Tega MC Australia Holdings Pty. Ltd., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.16%, 06/01/33		84	84,368
TK Elevator U.S. Newco, Inc., 2025 USD Term Loan B, (6-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.38%, 04/30/30		445	447,181
WEC U.S. Holdings Ltd., 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.62%, 01/27/31		362	361,165
			3,171,802
Media — 0.2%
Altice France SA, 2025 USD Term Loan B14, (3-mo. CME Term SOFR at 0.00% Floor + 6.88%), 10.55%, 05/31/31		216	219,873
Charter Communications Operating LLC
2023 Term Loan B4, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.69%, 12/07/30		51	50,079
2024 Term Loan B5, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.94%, 12/15/31		42	40,910
Clear Channel Outdoor Holdings, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.11%), 7.76%, 08/23/28		83	83,442
CSC Holdings LLC, 2019 Term Loan B5, (Prime + 1.50%), 8.25%, 04/15/27		270	189,178
Discovery Global Holdings, Inc., 2026 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 06/03/33		222	221,634
ECL Entertainment LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.64%, 08/30/30		92	92,029
NEP Group, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.14%, 10/17/31		203	190,745

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Media (continued)
Nexstar Broadcasting, Inc., 2026 Term Loan B7, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.39%, 03/18/33	USD	100	$ 99,051
Radiate Holdco LLC, 2025 FLFO Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 5.23% and 1.50% PIK), 10.26%, 09/25/29(f)		906	814,717
Telenet Financing USD LLC, 2020 USD Term Loan AR, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.74%, 04/28/28		45	44,618
			2,046,276
Metals & Mining — 0.0%
Covia Holdings LLC, 2025 Repriced Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.43%, 02/26/32		169	167,600
Multi-Utilities — 0.0%
GFL ES US LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.16%, 03/03/32		366	366,229
Oil, Gas & Consumable Fuels — 0.1%
Blackfin Pipeline LLC, Term Loan B, (1-mo. CME Term SOFR + 3.00%), 6.69%, 09/29/32		61	60,847
Buckeye Partners LP, 2025 Term Loan B7, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 11/22/32		61	61,555
Freeport LNG Investments LLLP, 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.93%, 02/11/33		227	227,202
Hilcorp Energy I LP, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 02/11/30		111	111,518
Meade Pipeline Co. LLC, Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.68%, 09/22/32		37	36,981
Murphy USA, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.37%, 04/07/32		44	43,981
TransMontaigne Partners LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.89%, 03/16/30		69	68,815
Whitewater Matterhorn Holdings LLC, 2026 Term Loan B, (3-mo. CME Term SOFR + 1.75%), 5.50%, 06/16/32		138	136,801
			747,700
Passenger Airlines — 0.1%
AAdvantage Loyalty IP Ltd., 2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.93%, 04/20/28		245	244,966
Air Canada, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.41%, 03/21/31		209	208,654
American Airlines, Inc.
2023 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.91%, 06/04/29		165	161,652
2024 1st Lien Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.94%, 02/15/28		157	155,633
2026 1st Lien Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.67%, 05/29/33		139	137,147
Security		Par (000)	Value
Passenger Airlines (continued)
AS Mileage Plan IP Ltd., 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.65%, 05/12/33	USD	110	$ 109,519
JetBlue Airways Corp., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.75%), 8.43%, 08/27/29		170	150,429
United Airlines, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.40%, 02/22/31		166	165,394
			1,333,394
Pharmaceuticals — 0.1%
Amneal Pharmaceuticals LLC, 2026 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.64%, 08/01/32		294	294,577
Elanco Animal Health, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.37%, 10/31/32		85	84,572
Endo Finance Holdings LP, 2024 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.39%, 04/23/31		69	69,257
Grifols International Services USA, Inc., 2026 USD Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.19%, 04/14/33		158	157,921
Jazz Financing Lux SARL, 2024 1st Lien Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.89%, 05/05/28		273	273,224
Perrigo Investments LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 04/20/29		80	79,724
PRA Health Sciences, Inc., 2024 US Term Loan B, (3- mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.73%, 07/03/28		13	13,565
			972,840
Professional Services — 0.2%
AlixPartners LLP, 2025 USD Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 08/12/32		117	116,024
CoreLogic, Inc., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.61%), 7.26%, 06/02/28		243	240,158
Corpay Technologies Operating Co. LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.48%, 11/05/32		230	229,448
Galaxy U.S. Opco, Inc., Term Loan, (3-mo. CME Term SOFR + 0.50% and 3.25% PIK), 8.91%, 07/31/30(f)		87	79,331
Trans Union LLC
2024 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 06/24/31		202	200,898
2024 Term Loan B9, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.39%, 06/24/31		125	124,928
Zelis Payments Buyer, Inc.
5th Amendment Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.89%, 11/26/31		298	290,003
Term Loan B, (1-mo. CME Term SOFR + 2.75%), 6.39%, 09/28/29		158	154,438
			1,435,228
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Real Estate Management & Development — 0.0%
Cushman & Wakefield U.S. Borrower LLC, 2026 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.89%, 06/13/33(d)	USD	89	$ 88,847
Semiconductors & Semiconductor Equipment — 0.0%
Entegris, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.40%, 07/06/29		47	47,544
Qnity Electronics, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 11/01/32		328	327,692
			375,236
Software — 0.5%
Applied Systems, Inc., 2024 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.98%, 02/24/31		311	305,394
Avalara, Inc., 2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.23%, 03/26/32		149	142,299
Boxer Parent Co., Inc., 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.42%, 07/30/31		448	402,560
Capstone Borrower, Inc., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.48%, 06/17/30		52	49,896
CCC Intelligent Solutions, Inc., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.64%, 01/23/32		86	84,490
Cloud Software Group, Inc.
2025 Term Loan B (2031), (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.98%, 03/21/31		365	319,317
2025 Term Loan B (2032), (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.98%, 08/13/32		336	289,353
Cloudera, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.49%, 10/08/28		63	48,628
Clover Holdings 2 LLC, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.38%, 12/09/31		172	163,755
CoreLogic, Inc., 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 6.61%), 10.26%, 06/04/29		90	88,425
Darktrace PLC, 1st Lien Term Loan, (3-mo. CME Term SOFR + 3.25%), 6.93%, 10/09/31		109	98,662
Dayforce, Inc., 2026 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.66%, 02/04/33		320	290,755
DS Admiral Bidco LLC, 2024 Term Loan B, (3-mo. CME Term SOFR + 4.25%), 7.98%, 06/26/31		86	81,954
Ellucian Holdings, Inc., 2024 1st Lien Term Loan B, (1- mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.14%, 10/09/29		237	227,821
Genesys Cloud Services, Inc., 2025 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 01/30/32		319	305,360
Kaseya, Inc., 2025 1st Lien Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.91%, 03/22/32		405	311,276
MH Sub I LLC, 2024 Term Loan B4, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 7.89%, 12/31/31		78	67,374
Mitchell International, Inc., 2024 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.25%), 8.89%, 06/17/32		39	35,829
MKS Instruments, Inc., 2026 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.36%, 02/04/33		161	161,075
Security		Par (000)	Value
Software (continued)
Quartz Acquireco LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.98%, 06/28/30	USD	130	$ 108,518
RealPage, Inc., 1st Lien Term Loan, (3-mo. CME Term SOFR + 3.00%), 6.99%, 04/24/28		226	210,979
SS&C Technologies, Inc., 2024 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 05/09/31		211	210,922
UKG, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.91%, 02/10/31		360	338,372
VS Buyer LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.91%, 04/12/31		259	247,932
			4,590,946
Specialty Retail — 0.1%
Belron Finance 2019 LLC, 2026 Repriced Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.66%, 10/16/31		480	479,793
LS Group OpCo Acquistion LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.17%, 04/23/31		128	127,435
Mavis Tire Express Services Topco Corp., 2025 Repriced Term Loan, (6-mo. CME Term SOFR at 0.75% Floor + 3.00%), 6.67%, 05/04/28		285	284,839
Peer USA LLC, 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.98%, 10/14/32		48	47,870
Project Aurora US Finco, Inc., USD Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.48%, 12/06/32		33	32,944
Pye-Barker Fire & Safety LLC
2025 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.23%, 12/16/32		7	6,904
2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.23%, 12/16/32		147	147,214
Restoration Hardware, Inc.
2022 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 6.99%, 10/20/28		38	36,922
Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.26%, 10/20/28		88	85,603
			1,249,524
Technology Hardware, Storage & Peripherals — 0.0%
Finastra USA, Inc., 2025 USD Term Loan, (6-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.75%, 09/15/32		393	361,334
Textiles, Apparel & Luxury Goods — 0.0%
ABG Intermediate Holdings 2 LLC, 2025 Delayed Draw Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.89%, 02/13/32		89	88,597
Tobacco — 0.0%
Savor Acquisition, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.66%, 02/19/32		8	7,978
Trading Companies & Distributors — 0.0%
Core & Main LP, 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.48%, 07/01/33(d)		189	188,528

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Trading Companies & Distributors (continued)
Herc Holdings, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.38%, 06/02/32	USD	40	$ 39,800
TMK Hawk Parent Corp., 2024 Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 4.00%), 7.64%, 07/02/29		73	35,885
			264,213
Transportation Infrastructure — 0.1%
AIT Worldwide Logistics, Inc., 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.91%, 04/29/33		111	110,973
Apple Bidco LLC, 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 09/23/31		437	437,407
OLA Netherlands BV, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.25%), 9.99%, 12/15/26		118	117,134
Rand Parent LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.73%, 03/18/30		175	174,348
SIRVA Worldwide, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 2.00% Floor + 8.00%), 11.64%, 08/20/29		56	21,744
			861,606
Wireless Telecommunication Services — 0.1%
Digicel International Finance Ltd., 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.23%, 08/06/32		68	68,439
SBA Senior Finance II LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.40%, 01/25/31		256	256,274
Windstream Services LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.64%, 10/06/32(d)		172	172,996
			497,709
Total Floating Rate Loan Interests — 7.2% (Cost: $75,633,658)			73,903,968
Foreign Agency Obligations
Brazil — 0.5%
Brazilian Government International Bonds, 5.00%, 01/27/45		6,525	5,220,326
China — 0.1%
China Development Bank/Hong Kong, 2.00%, 02/16/27(g)		200	197,250
Export-Import Bank of China, 3.38%, 03/14/27(g)		200	198,748
			395,998
India — 0.0%
Export-Import Bank of India, 3.88%, 02/01/28(g)		200	197,152
Mexico — 1.6%
Eagle Funding Luxco SARL, 5.50%, 08/17/30(b)(e)		11,150	11,166,879
Mexico Government International Bonds, 4.75%, 03/08/44		5,800	4,666,245
			15,833,124
Philippines — 0.0%
Philippines Government International Bonds
3.70%, 03/01/41		300	244,512
2.65%, 12/10/45		200	127,750
			372,262
Security		Par (000)	Value
Republic of Korea — 0.0%
Korea National Oil Corp., 4.88%, 04/03/29(g)	USD	200	$ 201,386
Saudi Arabia — 0.0%
Saudi Government International Bonds, 4.50%, 10/26/46(g)		200	166,340
South Korea — 0.1%
Export-Import Bank of Korea, 1.63%, 01/18/27		200	197,202
Korea Development Bank, 4.38%, 02/15/33		200	197,902
			395,104
Uruguay — 0.3%
Uruguay Government International Bonds, 5.10%, 06/18/50(e)		3,500	3,278,223
Total Foreign Agency Obligations — 2.6% (Cost: $27,908,363)			26,059,915

	Shares
Investment Companies
Equity Funds — 3.4%
H-Food Holdings LLC(c)	1,014	17,491
Invesco Senior Loan ETF	170,000	3,462,900
VanEck J.P. Morgan EM Local Currency Bond ETF	1,225,694	31,328,739
		34,809,130
Total Investment Companies — 3.4% (Cost: $34,252,803)		34,809,130

		Par (000)
Preferred Securities
Capital Trusts — 9.0%
Automobiles — 0.3%
General Motors Financial Co., Inc., Series C, 5.70%(a)(h)	USD	2,565	2,564,529
Banks(a)(h) — 0.4%
Axis Bank Ltd., 6.88%(g)		400	402,000
HDFC Bank Ltd., 3.70%(g)		200	199,200
Industrial & Commercial Bank of China Ltd., 3.20%(g)		300	299,007
Kasikornbank PCL, 4.00%(g)		300	297,219
Macquarie Bank Ltd., 6.13%(b)(e)		1,885	1,897,384
Standard Chartered PLC(g)
7.00%		275	276,788
7.88%		400	420,740
			3,792,338
Diversified Telecommunication Services — 0.5%
Verizon Communications, Inc., 6.05%, 05/14/58(a)		5,515	5,565,937
Electric Utilities(a) — 1.4%
Dominion Energy, Inc., 6.25%, 12/15/56		1,795	1,802,598
NextEra Energy Capital Holdings, Inc., Series CC, 6.63%, 10/01/66		4,020	4,081,896
PPL Capital Funding, Inc., Series A, 6.66%, 03/30/67(e)		8,300	8,222,766
			14,107,260
Financial Services — 3.9%
Bank of America Corp., Series U, 6.25%(a)(e)(h)		10,000	10,120,140
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Financial Services (continued)
Barclays PLC(a)(h)
4.38%	USD	1,630	$ 1,582,369
9.63%		3,340	3,703,666
Citigroup, Inc.(a)(h)
Series BB, 7.20%		6,750	6,945,311
Series EE, 6.75%		3,200	3,244,669
HSBC Holdings PLC, 7.05%(a)(h)		400	410,597
JPMorgan Chase & Co., 8.75%, 09/01/30(e)		2,000	2,291,907
Mitsubishi UFJ Financial Group, Inc.(a)(h)
6.35%		400	398,982
8.20%		425	458,008
Sumitomo Mitsui Financial Group, Inc., 6.45%(a)(h)		300	298,686
UBS Group AG(a)(b)(h)
7.75%		4,845	5,105,642
9.25%		4,807	5,552,816
			40,112,793
Independent Power and Renewable Electricity Producers — 0.1%
Vistra Corp., 7.00%(a)(b)(h)		1,349	1,359,688
Insurance — 1.4%
ACE Capital Trust II, 9.70%, 04/01/30(e)		7,000	8,132,152
Dai-ichi Life Insurance Co. Ltd., 6.20%(a)(g)(h)		200	203,814
Equitable of Iowa Cos Capital Trust II, Series B, 8.42%, 04/01/27		5,000	4,960,005
FWD Group Holdings Ltd.(g)
5.25%, 09/22/30		475	473,907
5.84%, 09/22/35		475	475,133
Kyobo Life Insurance Co. Ltd., 5.90%, 06/15/52(a)(g)		200	201,773
			14,446,784
Oil, Gas & Consumable Fuels(a) — 0.4%
Enterprise Products Operating LLC, 6.70%, 06/01/67(e)		2,500	2,487,477
Venture Global LNG, Inc., 9.00%(b)(h)		1,959	1,912,602
			4,400,079
Passenger Airlines — 0.0%
Airport Authority, 2.40%(a)(g)(h)		200	192,728
Transportation Infrastructure — 0.1%
MTR Corp. CI Ltd., 5.63%(a)(g)(h)		600	618,900
Wireless Telecommunication Services — 0.5%
Vodafone Group PLC, 7.00%, 04/04/79(a)		4,745	4,920,802
			92,081,838

	Shares
Preferred Stocks — 0.0%(c)
Financial Services — 0.0%
Labels Buyer LLC, 12.00%	330	270,600
Ground Transportation — 0.0%
Sirva BGRS Holdings, Inc., 07/21/30(d)	22	4,532
Security	Shares	Value
IT Services — 0.0%
Veritas Newco
Series G, 12/31/49	311	$ 6,207
Series G-1, 12/31/49	214	4,179
		10,386
		285,518
Total Preferred Securities — 9.0% (Cost: $90,267,631)		92,367,356

		Par (000)
U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities(o) — 15.4%
Uniform Mortgage-Backed Securities
2.50%, 07/13/56	USD	93,854	78,404,751
5.50%, 07/13/56		79,062	79,314,622
			157,719,373
Total U.S. Government Sponsored Agency Securities — 15.4% (Cost: $157,451,569)			157,719,373

	Shares
Warrants
Financial Services(c) — 0.0%
Labels Buyer LLC	292	730
Service King (Carnelian Point), (Exercisable 01/14/23, 1 Share for 1 Warrant, Expires 06/30/27, Strike Price USD 10.00)	321	—
		730
Total Warrants — 0.0% (Cost: $ — )		730
Total Long-Term Investments — 156.4% (Cost: $1,614,793,740)		1,601,601,425
Short-Term Securities
Money Market Funds — 0.6%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 3.54%(p)(q)	6,274,665	6,274,665
Total Short-Term Securities — 0.6% (Cost: $6,274,665)		6,274,665
Total Investments — 157.0% (Cost: $1,621,068,405)		1,607,876,090
Liabilities in Excess of Other Assets — (57.0)%		(583,890,524)
Net Assets — 100.0%		$ 1,023,985,566

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)

(e)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(h)	Perpetual security with no stated maturity date.
(i)	When-issued security.
(j)	Zero-coupon bond.
(k)	Convertible security.
(l)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $7,033,465, representing 0.7% of its net assets as of period end, and an original cost of $7,039,000.

(m)	Issuer filed for bankruptcy and/or is in default.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Represents or includes a TBA transaction.
(p)	Affiliate of the Trust.
(q)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2026 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/25	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/26	Shares Held at 06/30/26	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Shares	$ 2,595,886	$ 3,678,779 (a)	$ —	$ —	$ —	$ 6,274,665	6,274,665	$ 114,024	$ —
iShares MSCI Emerging Markets ETF(b)	7,862,702	—	(8,233,490)	439,062	(68,274)	—	—	—	—
				$ 439,062	$ (68,274)	$ 6,274,665		$ 114,024	$ —

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
HSBC Securities (USA), Inc.	3.77%(b)	12/10/25	Open	$ 13,985,437	$ 14,284,686	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	3.77 (b)	12/10/25	Open	8,067,500	8,240,180	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	3.77 (b)	12/10/25	Open	4,813,087	4,916,109	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	3.77 (b)	12/17/25	Open	7,857,500	8,018,780	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	3.60 (b)	01/21/26	Open	495,414	503,390	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	3.70 (b)	01/21/26	Open	1,967,500	2,000,057	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	3.70 (b)	01/21/26	Open	800,000	813,238	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.74 (b)	01/29/26	Open	1,667,151	1,667,151	Capital Trusts	Open/Demand
Barclays Capital, Inc.	3.74 (b)	01/29/26	Open	4,735,000	4,735,000	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	3.77 (b)	01/30/26	Open	4,694,516	4,769,242	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	3.77 (b)	01/30/26	Open	5,972,791	6,067,864	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	3.77 (b)	02/13/26	Open	5,756,250	5,839,437	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	3.77	02/27/26	Open	4,775,000	4,837,006	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	3.77 (b)	02/27/26	Open	5,153,517	5,220,439	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	3.78 (b)	03/11/26	Open	4,651,612	4,706,315	Corporate Bonds	Open/Demand
Morgan Stanley & Co. LLC	3.50 (b)	04/08/26	Open	1,053,860	1,062,467	Corporate Bonds	Open/Demand
Morgan Stanley & Co. LLC	2.85 (b)	04/14/26	Open	182,850	183,979	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	3.70 (b)	05/14/26	Open	209,348	210,380	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.74 (b)	06/01/26	Open	2,229,188	2,236,136	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.60 (b)	06/08/26	Open	3,062,325	3,069,368	Foreign Agency Obligations	Open/Demand
Nomura Securities International, Inc.	3.65 (b)	06/08/26	Open	739,668	741,393	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.67 (b)	06/08/26	Open	77,710	77,892	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.67 (b)	06/08/26	Open	1,291,150	1,294,177	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.67 (b)	06/08/26	Open	1,223,200	1,226,068	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.67 (b)	06/08/26	Open	1,089,000	1,091,553	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.72 (b)	06/08/26	Open	325,200	325,973	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.72 (b)	06/08/26	Open	515,100	516,324	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.72 (b)	06/08/26	Open	747,403	749,179	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.72 (b)	06/08/26	Open	179,500	179,927	Corporate Bonds	Open/Demand
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Nomura Securities International, Inc.	3.72%(b)	06/08/26	Open	$ 198,645	$ 199,117	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.73 (b)	06/08/26	Open	357,928	358,780	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.73 (b)	06/08/26	Open	186,078	186,521	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.73 (b)	06/08/26	Open	5,458,560	5,471,568	Capital Trusts	Open/Demand
Nomura Securities International, Inc.	3.73 (b)	06/08/26	Open	473,800	474,929	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.73 (b)	06/08/26	Open	269,730	270,373	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.73 (b)	06/08/26	Open	554,367	555,688	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.73 (b)	06/08/26	Open	1,149,500	1,152,239	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.73 (b)	06/08/26	Open	441,250	442,302	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.73 (b)	06/08/26	Open	87,120	87,328	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	3.78 (b)	06/09/26	Open	1,937,500	1,941,976	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	3.78 (b)	06/09/26	Open	948,700	950,892	Corporate Bonds	Open/Demand
Morgan Stanley & Co. LLC	(0.75)	06/12/26	07/09/26	123,250	123,299	Corporate Bonds	Up to 30 Days
Morgan Stanley & Co. LLC	0.25	06/12/26	07/09/26	187,679	187,704	Corporate Bonds	Up to 30 Days
Morgan Stanley & Co. LLC	1.85	06/12/26	07/09/26	542,003	542,532	Corporate Bonds	Up to 30 Days
Morgan Stanley & Co. LLC	2.75	06/12/26	07/09/26	149,000	149,216	Corporate Bonds	Up to 30 Days
Morgan Stanley & Co. LLC	3.00	06/12/26	07/09/26	134,724	134,937	Corporate Bonds	Up to 30 Days
Morgan Stanley & Co. LLC	3.25	06/12/26	07/09/26	91,845	92,003	Corporate Bonds	Up to 30 Days
Morgan Stanley & Co. LLC	3.65	06/12/26	07/09/26	334,523	335,167	Corporate Bonds	Up to 30 Days
HSBC Securities (USA), Inc.	3.78 (b)	06/17/26	Open	3,885,855	3,891,567	Foreign Agency Obligations	Open/Demand
J.P. Morgan Securities LLC	3.55	06/22/26	07/31/26	688,448	689,059	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.65	06/22/26	07/31/26	190,938	191,112	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.65	06/22/26	07/31/26	2,699,250	2,701,713	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.70	06/22/26	07/31/26	1,239,206	1,240,353	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.72	06/22/26	07/31/26	2,251,012	2,253,106	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.74	06/22/26	07/31/26	987,200	988,123	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.75	06/22/26	07/31/26	2,590,050	2,592,478	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.75	06/22/26	07/31/26	264,600	264,848	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.75	06/22/26	07/31/26	3,273,750	3,276,819	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.75	06/22/26	07/31/26	1,447,976	1,449,334	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.75	06/22/26	07/31/26	1,963,105	1,964,945	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.76	06/22/26	07/31/26	2,778,956	2,781,568	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.78	06/22/26	07/31/26	5,874,750	5,880,302	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.78	06/22/26	07/31/26	6,636,920	6,643,192	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.79	06/22/26	07/31/26	1,236,150	1,237,321	Corporate Bonds	Up to 30 Days
BNP Paribas SA	3.60	06/25/26	07/07/26	183,080	183,190	Corporate Bonds	Up to 30 Days
BNP Paribas SA	3.60	06/25/26	07/07/26	379,793	380,020	Corporate Bonds	Up to 30 Days
BNP Paribas SA	3.65	06/25/26	07/07/26	335,400	335,604	Corporate Bonds	Up to 30 Days
BNP Paribas SA	3.65	06/25/26	07/07/26	93,775	93,832	Corporate Bonds	Up to 30 Days
BNP Paribas SA	3.70	06/25/26	07/07/26	9,875,250	9,881,340	Corporate Bonds	Up to 30 Days
BNP Paribas SA	3.70	06/25/26	07/07/26	563,929	564,277	Corporate Bonds	Up to 30 Days
BNP Paribas SA	3.70	06/25/26	07/07/26	820,451	820,957	Corporate Bonds	Up to 30 Days
BNP Paribas SA	3.71	06/25/26	07/07/26	175,175	175,283	Corporate Bonds	Up to 30 Days
BNP Paribas SA	3.71	06/25/26	07/07/26	359,310	359,532	Corporate Bonds	Up to 30 Days
BNP Paribas SA	3.72	06/25/26	07/07/26	1,026,900	1,027,537	Corporate Bonds	Up to 30 Days
BNP Paribas SA	3.74	06/25/26	07/07/26	372,698	372,930	Corporate Bonds	Up to 30 Days
BNP Paribas SA	3.74	06/25/26	07/07/26	552,218	552,562	Corporate Bonds	Up to 30 Days
BNP Paribas SA	3.74	06/25/26	07/07/26	207,863	207,992	Corporate Bonds	Up to 30 Days
BNP Paribas SA	3.74	06/25/26	07/07/26	295,864	296,048	Corporate Bonds	Up to 30 Days
BNP Paribas SA	3.74	06/25/26	07/07/26	953,955	954,550	Corporate Bonds	Up to 30 Days
BNP Paribas SA	3.74	06/25/26	07/07/26	2,436,070	2,437,588	Corporate Bonds	Up to 30 Days
BNP Paribas SA	3.74	06/25/26	07/07/26	566,930	567,283	Corporate Bonds	Up to 30 Days
BNP Paribas SA	3.74	06/25/26	07/07/26	8,805,475	8,810,964	Corporate Bonds	Up to 30 Days
BNP Paribas SA	3.74	06/25/26	07/07/26	2,732,437	2,734,141	Corporate Bonds	Up to 30 Days
BNP Paribas SA	3.74	06/25/26	07/07/26	4,055,062	4,057,590	Corporate Bonds	Up to 30 Days
BNP Paribas SA	3.75	06/25/26	07/07/26	2,482,469	2,484,020	Corporate Bonds	Up to 30 Days
BNP Paribas SA	3.78	06/25/26	07/07/26	4,246,800	4,249,475	Corporate Bonds	Up to 30 Days
BNP Paribas SA	3.79	06/25/26	07/07/26	5,479,825	5,483,286	Corporate Bonds	Up to 30 Days
BNP Paribas SA	3.80	06/25/26	07/07/26	7,186,134	7,190,685	Corporate Bonds	Up to 30 Days
BNP Paribas SA	3.80	06/25/26	07/07/26	9,889,531	9,895,795	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.10	06/25/26	09/14/26	4,069,565	4,071,668	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.40	06/25/26	09/14/26	45,356	45,382	Corporate Bonds	31 - 90 Days

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
BofA Securities, Inc.	3.40%	06/25/26	09/14/26	$ 599,000	$ 599,339	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.45	06/25/26	09/14/26	239,693	239,830	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.50	06/25/26	09/14/26	151,886	151,975	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	06/25/26	09/14/26	181,200	181,309	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	06/25/26	09/14/26	234,780	234,921	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	06/25/26	09/14/26	718,548	718,979	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	06/25/26	09/14/26	246,041	246,189	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	06/25/26	09/14/26	240,240	240,384	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	06/25/26	09/14/26	667,851	668,252	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	06/25/26	09/14/26	259,560	259,716	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.65	06/25/26	09/14/26	1,659,682	1,660,692	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.65	06/25/26	09/14/26	1,523,225	1,524,152	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.65	06/25/26	09/14/26	1,275,083	1,275,858	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	06/25/26	09/14/26	111,650	111,719	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	06/25/26	09/14/26	1,258,425	1,259,201	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	06/25/26	09/14/26	82,031	82,082	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	06/25/26	09/14/26	359,006	359,228	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	06/25/26	09/14/26	5,392,500	5,395,825	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	06/25/26	09/14/26	295,205	295,387	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.75	06/25/26	09/14/26	7,035,787	7,040,185	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.75	06/25/26	09/14/26	283,351	283,528	Corporate Bonds	31 - 90 Days
Barclays Capital, Inc.	2.25	06/26/26	07/24/26	151,279	151,327	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.50	06/26/26	07/24/26	145,256	145,327	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.60	06/26/26	07/24/26	7,163,486	7,167,068	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.62	06/26/26	07/24/26	3,480,653	3,482,403	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.70	06/26/26	07/24/26	4,722,850	4,725,277	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.70	06/26/26	07/24/26	4,562,500	4,564,845	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	7,540,000	7,543,917	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	15,038,837	15,046,649	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	1,939,264	1,940,271	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	385,700	385,900	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	10,876,250	10,881,900	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	4,056,250	4,058,357	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	1,892,500	1,893,483	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	2,459,231	2,460,509	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	9,612,500	9,617,493	Capital Trusts	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	707,018	707,385	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	672,534	672,883	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	11,775,000	11,781,116	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	5,100,875	5,103,525	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	3,008,887	3,010,450	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	4,812,500	4,815,000	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	2,334,375	2,335,588	Capital Trusts	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	3,109,912	3,111,528	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	677,516	677,868	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	16,706,610	16,715,288	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	5,041,925	5,044,544	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	10,558,625	10,564,110	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	12,049,125	12,055,384	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	4,368,962	4,371,232	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	1,583,887	1,584,710	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	2,654,925	2,656,304	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	3,975,000	3,977,065	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	10,762,500	10,768,091	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	7,448,000	7,451,869	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	12,510,000	12,516,498	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	06/26/26	07/24/26	1,950,000	1,951,013	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.75	06/26/26	07/24/26	13,391,962	13,398,937	Corporate Bonds	Up to 30 Days
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Barclays Capital, Inc.	3.74%	06/30/26	07/24/26	$ 2,210,000	$ 2,210,230	Capital Trusts	Up to 30 Days
Barclays Capital, Inc.	3.74	06/30/26	07/24/26	3,851,265	3,851,665	Corporate Bonds	Up to 30 Days
				$ 446,246,163	$ 447,745,412

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
2-Year U.S. Treasury Note	162	09/30/26	$ 33,386	$ (66,066)
5-Year U.S. Treasury Note	926	09/30/26	99,053	(103,480)
				(169,546)
Short Contracts
10-Year U.S. Treasury Note	169	09/21/26	18,548	(30,301)
10-Year U.S. Ultra Long Treasury Note	962	09/21/26	108,015	(286,865)
U.S. Long Bond	926	09/21/26	104,696	(879,457)
Ultra U.S. Treasury Bond	169	09/21/26	19,535	(232,886)
				(1,429,509)
				$ (1,599,055)
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,461,715	EUR	5,544,000	HSBC Bank PLC	09/16/26	$ 107,105
USD	263,076	GBP	196,000	UBS AG	09/16/26	3,093
						$ 110,198
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	$ —	$ —	$ —	$ 110,198	$ —	$ —	$ 110,198
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 1,599,055	$ —	$ 1,599,055

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets
and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)

For the period ended June 30, 2026, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ 4,829,531	$ —	$ 4,829,531
Forward foreign currency exchange contracts	—	—	—	119,611	—	—	119,611
Options purchased(a)	—	—	(687,604)	—	(103,568)	—	(791,172)
Options written	—	—	173,555	—	—	—	173,555
Swaps	—	561,851	—	—	—	—	561,851
	$ —	$ 561,851	$ (514,049)	$ 119,611	$ 4,725,963	$ —	$ 4,893,376
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ (2,640,277)	$ —	$ (2,640,277)
Forward foreign currency exchange contracts	—	—	—	110,729	—	—	110,729
Swaps	—	(1,465,571)	—	—	—	—	(1,465,571)
	$ —	$ (1,465,571)	$ —	$ 110,729	$ (2,640,277)	$ —	$ (3,995,119)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$142,042,766
Average notional value of contracts — short	258,283,665
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	6,572,309
Options:
Average value of option contracts purchased	61,732
Average value of option contracts written	25,300
Credit default swaps:
Average notional value — sell protection	— (a)

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$ 1,864,719	$ 279,139
Forward foreign currency exchange contracts	110,198	—
Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,974,917	279,139
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,864,719)	(279,139)
Total derivative assets and liabilities subject to an MNA	$ 110,198	$ —
The following table presents the Trust’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Trust:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)(c)
HSBC Bank PLC	$ 107,105	$ —	$ —	$ —	$ 107,105
UBS AG	3,093	—	—	—	3,093
	$ 110,198	$ —	$ —	$ —	$ 110,198

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Credit Allocation Income Trust (BTZ)

(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$ —	$ 106,541,439	$ —	$ 106,541,439
Common Stocks	—	315,361	77,539	392,900
Corporate Bonds	—	1,109,145,052	388,480	1,109,533,532
Fixed Rate Loan Interests	—	273,082	—	273,082
Floating Rate Loan Interests	—	72,528,590	1,375,378	73,903,968
Foreign Agency Obligations	—	26,059,915	—	26,059,915
Investment Companies
Equity Funds	34,791,639	17,491	—	34,809,130
Preferred Securities
Capital Trusts	—	92,081,838	—	92,081,838
Preferred Stocks	—	280,986	4,532	285,518
U.S. Government Sponsored Agency Securities	—	157,719,373	—	157,719,373
Warrants	—	730	—	730
Short-Term Securities
Money Market Funds	6,274,665	—	—	6,274,665
Unfunded Floating Rate Loan Interests(a)	—	3,682	—	3,682
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	(428)	(2,150)	(2,578)
	$41,066,304	$1,564,967,111	$1,843,779	$1,607,877,194
Derivative Financial Instruments(b)
Assets
Foreign Currency Exchange Contracts	$ —	$ 110,198	$ —	$ 110,198
Liabilities
Interest Rate Contracts	(1,599,055)	—	—	(1,599,055)
	$(1,599,055)	$110,198	$—	$(1,488,857)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)
Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $447,745,412 are categorized as Level 2 within the fair value hierarchy.
See notes to financial statements.

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)
June 30, 2026
BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Asset-Backed Securities
Symphony CLO Ltd., Series 2023-40A, Class D1R, (3-mo. CME Term SOFR + 2.65%), 6.32%, 01/05/38(a)(b)	$1,000	$ 1,003,720
Total Asset-Backed Securities — 0.3% (Cost: $1,000,000)		1,003,720

	Shares
Common Stocks
Automobile Components — 0.0%
Lear Corp.	178	23,863
Financial Services(c) — 0.1%
Aimbridge Acquisition Co., Inc.	4,388	168,206
Labels Buyer LLC	123	11,295
		179,501
Ground Transportation — 0.0%
Sirva BGRS Holdings, Inc.(c)	902	752
Hotels, Restaurants & Leisure — 0.0%
Fortrex Equity(c)(d)	3,954	59,310
Household Products — 0.0%
Berkline Benchcraft Equity LLC(c)(d)	6,155	—
Industrial Conglomerates(c) — 0.0%
Ameriforge Group, Inc.(d)	832	—
SVP Singer	10,903	70,869
		70,869
IT Services — 0.0%
Travelport LLC(c)(d)	166	113,571
Machinery — 0.1%
United Site Services, Inc.(c)(d)	17,672	176,720
Trading Companies & Distributors — 0.0%
TMK Hawk Midco Corp.(c)	14,592	29,183
Transportation Infrastructure — 0.0%
Incora Top Holdco LLC(c)(d)	13,193	91,691
Wireless Telecommunication Services — 0.1%
Altice France Lux 3(c)	6,289	123,898
Total Common Stocks — 0.3% (Cost: $2,359,832)		869,358

	Par (000)
Corporate Bonds
Chemicals(b) — 0.1%
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28	$7	6,996
WR Grace Holdings LLC, 5.63%, 08/15/29	409	384,416
		391,412
Security	Par (000)	Value
Construction & Engineering — 0.1%
Brand Industrial Services, Inc., 10.38%, 08/01/30(b)	$154	$ 125,494
Diversified Telecommunication Services(b)(e) — 0.1%
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(c)(f)	267	117,444
Zayo Group Holdings, Inc.
(5.75% Cash and 0.50% PIK), 9.25%, 03/09/30	16	15,569
(7.13% Cash and 1.88% PIK), 13.75%, 09/09/30	127	125,918
		258,931
Electric Utilities — 0.0%
Texas Competitive Electric Holdings Co. LLC, 5.03%, 11/10/21(d)	1,050	—
Environmental, Maintenance & Security Service — 0.2%
Madison IAQ LLC, 5.88%, 06/30/29(b)	742	742,383
Hotels, Restaurants & Leisure — 0.1%
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 6.75%, 01/15/30(b)	395	387,377
Household Durables — 0.0%
SWF Holdings I Corp., 6.50%, 10/06/29(b)	193	25,068
Household Products — 0.0%
Berkline Benchcraft LLC, (4.50% PIK), 4.50%, 06/01/22(a)(c)(d)(e)(f)	400	—
Interactive Media & Services — 1.0%
Beignet Investor LLC, 6.58%, 05/30/49(b)	3,187	3,251,227
Internet Software & Services — 0.1%
Uber Technologies, Inc., 4.50%, 08/15/29(b)	235	233,283
IT Services — 0.0%
CDK Steerco Coop, 8.00%, 06/15/29(d)	118	75,520
Machinery — 0.2%
Vertiv Group Corp., 4.13%, 11/15/28(b)	556	550,511
Pharmaceuticals — 0.3%
1261229 B.C. Ltd., 10.00%, 04/15/32(b)	1,040	1,053,349
Software — 0.1%
Cloud Software Group, Inc., 9.00%, 09/30/29(b)	379	367,870
Transportation Infrastructure — 0.0%
Incora Top Holdco LLC, 6.00%, 01/31/33(c)(d)(f)	294	81,920
Total Corporate Bonds — 2.3% (Cost: $7,830,523)		7,544,345
Fixed Rate Loan Interests
Distributors — 0.0%
TMK Hawk Parent Corp., 2024 Term Loan, 11.00%, 12/15/31(d)	41	—
IT Services — 0.2%
Clover Holdings 2 LLC, Fixed Term Loan B, 7.75%, 12/09/31	689	652,922
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Software — 0.2%
Cotiviti, Inc., 2024 Fixed Term Loan B, 7.63%, 05/01/31	$715	$ 666,871
Total Fixed Rate Loan Interests — 0.4% (Cost: $1,445,591)		1,319,793
Floating Rate Loan Interests(a)
Advertising Agencies — 0.2%
Outfront Media Capital LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.40%, 09/24/32	532	531,069
Summer BC Holdco B SARL, 2024 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 5.26%), 8.99%, 02/15/29	171	145,601
		676,670
Aerospace & Defense — 3.9%
Arcline FM Holdings LLC, 2025 1st Lien Term Loan, (6- mo. CME Term SOFR at 0.75% Floor + 2.75%), 6.60%, 06/23/30	593	594,987
Bleriot U.S. Bidco, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.98%, 10/31/30	968	966,857
Cobham Ultra SeniorCo SARL, USD Term Loan B, (6-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.79%, 08/03/29	580	581,204
Cubic Corp.
2025 Second Out Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.76%), 8.17%, 05/25/29	2,185	149,317
2025 Second Out Term Loan C, (3-mo. CME Term SOFR at 0.75% Floor + 3.51%), 6.92%, 05/25/29	318	21,721
Dynasty Acquisition Co., Inc.
2024 1st Lien Term Loan B1, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 10/31/31	1,651	1,654,721
2024 1st Lien Term Loan B2, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 10/31/31	626	627,146
Kaman Corp., 2026 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.67%, 02/26/32	272	271,639
Peraton Corp., Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 3.75%), 7.51%, 02/01/28	1,179	1,061,039
Propulsion BC Finco SARL, 2025 Repriced Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.23%, 12/01/32	459	460,325
Setanta Aircraft Leasing DAC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.48%, 11/05/28	289	289,667
TransDigm, Inc.
2023 Term Loan J, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 02/28/31	2,816	2,816,299
2024 Term Loan L, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 01/19/32	575	575,269
2025 Term Loan K, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.89%, 03/22/30	72	71,717
2025 Term Loan M, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 08/19/32	2,167	2,166,887
2026 Term Loan N, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 02/13/33	785	784,874
		13,093,669
Automobile Components — 2.4%
Allison Transmission, Inc., 2025 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.38%, 01/02/33	740	738,761
Security	Par (000)	Value
Automobile Components (continued)
Clarios Global LP
2024 USD Term Loan B, (1-mo. CME Term SOFR + 2.50%), 6.14%, 05/06/30	$2,118	$ 2,118,180
2026 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 01/28/32	1,018	1,017,885
Dealer Tire Financial LLC, 2024 Term Loan B4, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.64%, 07/02/31	1,220	1,207,652
Garrett LX I SARL, 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.41%, 01/30/32	60	59,774
Gates Corp.
2022 Term Loan B4, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.39%, 11/16/29	213	212,691
2024 Term Loan B5, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.39%, 06/04/31	1,202	1,199,126
RealTruck Group, Inc.
2026 FLSO Tranche A Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.65%, 01/31/31	149	91,811
2026 FLSO Tranche B Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 6.00%), 9.90%, 01/31/31	344	213,416
Tenneco, Inc., 2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 5.10%), 8.74%, 11/17/28	971	966,145
		7,825,441
Beverages — 0.5%
Naked Juice LLC
2025 FLFO Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.50%), 9.23%, 01/24/29	957	969,270
2025 FLSO Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 7.08%, 01/24/29	359	238,250
2025 FLTO Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.00%), 9.83%, 01/24/30	419	126,601
Sazerac Co., Inc., Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.63%, 07/09/32	348	346,929
		1,681,050
Biotechnology — 0.8%
BioMarin Pharmaceutical, Inc., Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.43%, 04/27/33	593	592,704
Parexel International Corp., 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.14%, 12/12/31	2,227	2,226,787
		2,819,491
Broadline Retail — 0.6%
Boots Group Finco LP, USD Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.92%, 08/30/32	841	842,877
StubHub Holdco Sub LLC, 2024 Extended Term Loan B, (1-mo. CME Term SOFR + 4.75%), 8.39%, 03/15/30	1,219	1,226,112
		2,068,989
Building Materials — 0.3%
CP Iris HoldCo I, Inc.
2025 Delayed Draw Term Loan, 0.00%, 10/27/32	1	948
2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.64%, 10/27/32	1,133	1,074,912
		1,075,860
Building Products — 4.5%
AZZ, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.39%, 05/13/29	61	60,995
Chariot Buyer LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.64%, 09/08/32	2,123	2,122,488
CP Atlas Buyer, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 5.25%), 8.89%, 07/08/30	847	741,717

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Building Products (continued)
EMRLD Borrower LP
2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.89%, 08/04/31	$1,234	$ 1,232,423
Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.92%, 05/31/30	1,956	1,953,108
Gibraltar Industries, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.87%, 02/02/33(d)	451	449,642
Gulfside Supply, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.73%, 06/17/31	1,029	864,058
Knife River Corp., 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.40%, 03/08/32	180	179,663
New AMI I LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 6.00%), 9.64%, 03/08/29	306	264,941
Quikrete Holdings, Inc.
2024 Term Loan B2, (1-mo. CME Term SOFR + 2.25%), 5.89%, 03/19/29	719	718,727
2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.89%, 02/10/32	984	983,242
QXO Building Products, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 04/30/32	682	680,426
Standard Industries, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.39%, 09/22/28	308	307,875
White Cap Supply Holdings LLC, 2024 Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.89%, 10/19/29	2,504	2,498,395
Wilsonart LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.98%, 08/05/31	1,948	1,756,092
Zurn LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.76%, 10/04/28	68	68,424
		14,882,216
Capital Markets — 5.5%
Allspring Buyer LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.75%, 11/01/30	435	435,577
Ardonagh Group Finco Pty. Ltd., 2024 USD Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.63%, 02/15/31	1,763	1,702,465
Aretec Group, Inc., 2025 Repriced Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.64%, 08/09/30	601	599,830
Ascensus Holdings, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.64%, 11/25/32	858	836,764
Axalta Coating Systems U.S. Holdings, Inc., 2024 Term Loan B7, (3-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.48%, 12/20/29	607	607,098
BCPE Pequod Buyer, Inc., USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.39%, 11/25/31	1,011	979,953
Chicago U.S. Midco III LP, Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 11/01/32	1,203	1,200,538
Citadel Securities Global Holdings LLC, 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.66%, 06/10/33	1,925	1,920,754
Cogeco Financing 2 LP, 2023 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.26%, 09/01/28	147	137,944
Security	Par (000)	Value
Capital Markets (continued)
Focus Financial Partners LLC, 2025 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 09/15/31	$2,295	$ 2,236,966
GTCR Everest Borrower LLC, 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.23%, 09/05/31	340	337,935
Hudson River Trading LLC, 2026 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 03/18/30	2,038	2,022,184
Jane Street Group LLC, 2024 Term Loan B1, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 12/15/31	3,200	3,167,971
Jump Financial LLC, 2025 1st Lien Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.23%, 02/26/32(d)	129	128,839
Jupiter Borrower, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.48%, 06/30/33	525	523,908
Osaic Holdings, Inc., 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.23%, 07/30/32	1,334	1,314,653
		18,153,379
Chemicals — 5.0%
BASF Coatings Ltd., USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.24%, 06/29/33	1,103	1,106,033
Chemours Co., 2025 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.14%, 10/15/32	1,645	1,639,697
Derby Buyer LLC, 2026 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.36%, 11/01/30	1,217	1,217,002
Discovery Purchaser Corp., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.41%, 10/04/29	1,073	1,067,371
Ecovyst Catalyst Technologies LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.66%, 06/12/31	805	804,186
Element Solutions, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 12/18/30	1,285	1,284,526
Fortis 333, Inc., USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.98%, 03/29/32	581	578,849
HB Fuller Co., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.39%, 02/15/30	175	174,724
INEOS U.S. Petrochem LLC, 2024 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.89%, 10/07/31	173	145,152
Lonza Group AG, USD Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.03%), 7.76%, 07/03/28	836	789,918
Minerals Technologies, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 11/26/31(d)	582	582,061
Olympus Water U.S. Holding Corp.
2024 USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.73%, 06/20/31	1,638	1,634,465
2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.98%, 11/03/32	1,128	1,126,288
Oxea Corp., 2017 USD Term Loan B2, (3-mo. CME Term SOFR at 0.00% Floor + 4.85%), 8.53%, 04/08/31	1,002	657,323
Paint Intermediate III LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.65%, 10/09/31	343	343,184
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Chemicals (continued)
Solstice Advanced Materials, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.41%, 10/29/32	$607	$ 609,276
SP Motion Holdco Ltd., USD Term Loan B, 06/24/33(g)	328	327,590
Sparta U.S. HoldCo LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 3.00%), 6.66%, 08/02/30	1,298	1,289,939
WR Grace Holdings LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.73%, 08/19/32	1,110	1,105,558
		16,483,142
Commercial Services & Supplies — 5.5%
Action Environmental Group, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.73%, 10/24/30	558	551,501
Allied Universal Holdco LLC, 2025 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.89%, 08/20/32	3,109	3,108,707
Anticimex International AB, 2025 USD Term Loan, (3-mo. SOFR + 2.90%), 6.41%, 11/17/31	426	426,665
Aramark Services, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 06/22/30	691	690,689
Asplundh Tree Expert, LLC, 2026 5th Amendment Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 05/30/33	1,827	1,823,876
Citrin Cooperman Advisors LLC, 2025 Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.73%, 04/01/32	1,004	973,858
Clean Harbors, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.50%), 5.14%, 10/08/32	389	390,017
Garda World Security Corp., 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.51%, 02/01/29	675	673,144
Grant Thornton Advisors LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.39%, 06/02/31	1,214	1,153,154
Innio Holding, Inc., 2026 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.40%, 11/02/31	955	950,415
LABL, Inc., 2026 USD Interim New Money DIP Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.75%), 10.43%, 12/02/26	19	18,810
Novelis Holdings, Inc., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.48%, 03/11/32	1,540	1,535,279
OMNIA Partners LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.42%, 12/31/32	304	304,123
Packers Holdings LLC, 2025 Takeback Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 1.00%), 4.74%, 03/10/31	74	69,633
PG Investment Co. 59 SARL, 2025 Repriced Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.73%, 03/26/31	1,473	1,471,628
Prime Security Services Borrower LLC
2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.62%, 10/13/30	232	230,273
2025 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.37%, 03/07/32	1,127	1,108,829
Reworld Holding Corp.
2025 1st Lien Term Loan C, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.89%, 01/15/31	119	118,528
Security	Par (000)	Value
Commercial Services & Supplies (continued)
Reworld Holding Corp. (continued)
2025 Term Loan B1, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.89%, 01/15/31	$731	$ 729,407
Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.90%, 11/30/28	547	546,532
Wand NewCo 3, Inc., 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 01/30/31	1,321	1,319,114
		18,194,182
Communications Equipment — 0.0%
Radiate Holdco LLC
2025 Delayed Draw Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.00%), 7.64%, 06/26/29	22	21,549
2025 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.00%), 7.64%, 06/26/29	21	21,549
		43,098
Construction & Engineering — 1.5%
Azuria Water Solutions, Inc.
2026 Delayed Draw Term Loan, 0.00%, 04/25/33	13	12,662
2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.48%, 04/25/33	1,076	1,072,089
Brand Industrial Services, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 8.16%, 08/01/30	1,446	1,127,145
Construction Partners, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 11/03/31	909	908,150
Dycom Investments, Inc., 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.40%, 01/27/33	508	508,157
Legence Holdings LLC, 2026 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.00%), 5.64%, 12/16/31	1,393	1,389,023
		5,017,226
Consumer Discretionary — 0.1%
Element Materials Technology Group U.S. Holdings, Inc., 2022 USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.50%), 7.23%, 07/06/29	463	464,839
Consumer Staples Distribution & Retail — 1.2%
BCPE Empire Holdings, Inc., 2026 10th Amendment Term Loan, (1-mo. CME Term SOFR + 3.50%), 7.14%, 12/29/32	1,742	1,718,419
EG America LLC, 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.92%, 02/10/31	1,548	1,551,870
U.S. Foods, Inc., 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 10/03/31	573	575,924
		3,846,213
Containers & Packaging — 3.8%
Charter Next Generation, Inc., 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.50%), 6.11%, 11/29/30	2,017	2,016,427
Clydesdale Acquisition Holdings, Inc.
2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 6.89%, 04/01/32	1,339	1,285,128
Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.18%), 6.82%, 04/13/29	140	137,358
Colossus Acquireco LLC, 2026 Term Loan B, (3-mo. SOFR + 1.75%), 5.37%, 01/31/33	2,309	2,292,912

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Containers & Packaging (continued)
Graham Packaging Co., Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.89%, 01/26/33	$945	$ 944,925
Mauser Packaging Solutions Holding Co., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.12%, 04/15/30	1,020	1,004,700
Multi-Color Corp., 2026 USD PIK Takeback Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.38%), 6.11%, 05/11/33	618	527,797
Potters Industries LLC, 2025 Repriced Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.17%, 12/23/32	595	595,253
Pregis TopCo LLC, 2025 Refinancing Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.39%, 02/01/29	1,030	1,032,397
Proampac PG Borrower LLC, 2026 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.66%, 03/07/33	740	726,722
Reynolds Consumer Products LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 03/04/32	674	675,813
Ring Container Technologies Group LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.14%, 09/15/32	789	789,707
Trident TPI Holdings, Inc., 2024 Term Loan B7, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.48%, 09/15/28	610	583,582
		12,612,721
Distributors — 1.5%
American Builders & Contractors Supply Co., Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 01/31/31	978	977,551
Core & Main LP
2024 Term Loan D, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.66%, 07/27/28	2,098	2,097,184
2024 Term Loan E, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.66%, 02/09/31	477	477,075
QXO Building Products, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.73%, 07/01/33	1,550	1,545,691
		5,097,501
Diversified Consumer Services — 0.2%
Bright Horizons Family Solutions LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.39%, 08/23/32	800	799,328
Diversified REITs — 0.1%
RHP Hotel Properties LP, 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 05/20/30	296	295,762
Diversified Telecommunication Services — 1.6%
Level 3 Financing, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.39%, 03/29/32	2,331	2,330,277
Sunrise Financing Partnership, Term Loan AAA, (6-mo. CME Term SOFR at 0.00% Floor + 2.47%), 6.10%, 02/15/32	358	352,823
Security	Par (000)	Value
Diversified Telecommunication Services (continued)
Virgin Media Bristol LLC
2020 USD Term Loan Q, (1-mo. CME Term SOFR + 3.36%), 6.99%, 01/31/29	$278	$ 265,779
2023 USD Term Loan Y, (6-mo. CME Term SOFR at 0.00% Floor + 3.18%), 6.97%, 03/31/31	609	538,150
Zayo Group Holdings, Inc., 2025 USD Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.11% and 0.50% PIK), 7.26%, 03/11/30(e)	1,933	1,931,756
		5,418,785
Electric Utilities — 1.2%
Alpha Generation LLC, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 09/30/31	679	671,790
NRG Energy, Inc.
2024 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 04/16/31	1,971	1,967,786
2026 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 04/28/33	259	258,831
Pathfinder Power LLC, Term Loan B, 06/22/33(g)	624	622,440
Talen Energy Supply LLC, 2024-1 Incremental Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 12/15/31	466	463,011
		3,983,858
Electronic Equipment, Instruments & Components — 0.9%
Belden, Inc., Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.98%, 07/01/33(d)	909	909,000
Celestica, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.40%, 06/20/31(d)	270	269,804
Coherent Corp., 2025 Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.39%, 07/02/29	549	547,218
CoorsTek, Inc., 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.23%, 10/28/32	374	374,298
Sanmina Corp., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 10/27/32(d)	749	749,936
		2,850,256
Energy Equipment & Services — 0.1%
Deep Blue Operating I LLC, Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.90%, 10/01/32	355	355,778
Entertainment — 4.4%
Creative Artists Agency LLC, 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 10/01/31	1,680	1,678,593
Delta 2 Lux SARL, 2024 Term Loan B1, (3-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.48%, 09/30/31	1,777	1,775,423
DK Crown Holdings, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.37%, 03/04/32	1,400	1,396,312
Electronic Arts, Inc., USD Term Loan B, 03/24/33(g)	2,700	2,705,805
EOC Borrower LLC, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.39%, 03/24/32	2,142	2,141,289
Live Nation Entertainment, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 10/21/32	1,161	1,159,714
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Entertainment (continued)
Motion Finco SARL, 2024 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.23%, 11/12/29	$1,242	$ 1,055,620
TKO Worldwide Holdings LLC, 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.41%, 11/21/31	2,827	2,815,970
		14,728,726
Environmental, Maintenance & Security Service — 0.2%
JFL-Tiger Acquisition Co., Inc., Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.64%, 10/17/30	424	423,673
Reworld Holding Corp., 2025 1st Lien Term Loan B, (1- mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.90%, 01/15/31	261	260,909
		684,582
Financial Services — 4.2%
ABG Intermediate Holdings 2 LLC, 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.89%, 12/21/28	1,297	1,297,063
Aggreko Holdings, Inc., 2025 USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.63%, 05/21/31	1,394	1,394,397
Apex Group Treasury LLC, 2025 USD Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.15%, 02/27/32	1,414	1,335,730
APi Group DE, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 05/16/33	2,234	2,228,632
CPI Holdco B LLC, 2025 Add-on Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 05/19/31	2,603	2,591,054
Gryphon Acquire NewCo LLC, Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.41%, 09/13/32	630	629,649
ITT Holdings LLC, 2026 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.98%), 5.71%, 10/11/30	339	338,479
LBM Acquisition LLC, 2024 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 7.50%, 06/06/31	567	473,840
NEXUS Buyer LLC
2025 Incremental Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.64%, 07/31/31	743	717,520
2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.23%, 07/31/31	100	96,205
Orion U.S. Finco, Inc., 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.17%, 10/08/32	821	820,762
Sotera Health Holdings LLC, 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.89%, 05/30/31	1,517	1,517,067
Summit Acquisition, Inc., 2025 Add-on Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.14%, 10/16/31	78	78,245
WEX, Inc.
2024 Term Loan B2, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 03/31/28	222	221,142
2025 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 03/05/32	291	290,083
		14,029,868
Food Products — 1.8%
Chobani LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.89%, 10/28/32	2,941	2,945,426
Froneri U.S., Inc.
2024 USD Term Loan B4, (6-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.88%, 09/30/31	1,451	1,439,330
Security	Par (000)	Value
Food Products (continued)
Froneri U.S., Inc. (continued)
2025 USD Term Loan B6, (6-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.13%, 09/30/32	$405	$ 402,353
H-Food Holdings LLC, 2025 Exit Term Loan, (3-mo. CME Term SOFR at 2.00% Floor + 6.50%), 10.23%, 03/29/30	92	92,816
Treehouse Foods, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.89%, 02/11/33	700	701,351
UTZ Quality Foods LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 01/29/32	272	271,653
Wellness Pet LLC, 2025 Second Out Exchange Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 3.75%), 7.74%, 12/31/29	89	16,338
		5,869,267
Gas Utilities — 0.7%
BIP PipeCo Holdings LLC, Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.68%, 12/06/30	302	301,116
M6 ETX Holdings II Midco LLC, 2025 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 04/01/32	340	340,824
NGL Energy Partners LP, 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.13%, 03/11/33	479	480,256
Traverse Midstream Partners LLC, 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.04%, 04/21/33	290	289,637
Venture Global Calcasieu Pass LLC, 2026 Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.95%, 04/11/33	812	813,470
		2,225,303
Ground Transportation — 1.1%
Genesee & Wyoming, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.48%, 04/10/31	2,479	2,466,753
Hertz Corp.
2021 Term Loan B, (3-mo. CME Term SOFR + 3.76%), 7.43%, 06/30/28	691	487,117
2021 Term Loan C, (3-mo. CME Term SOFR + 3.76%), 7.43%, 06/30/28	137	96,635
PODS LLC, 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.13%, 05/14/31	526	510,977
		3,561,482
Health Care Equipment & Supplies — 2.0%
Bausch & Lomb Corp., 2025 Repriced Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.39%, 01/15/31	1,867	1,868,851
Hopper Merger Sub, Inc., 2026 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.99%, 04/07/33	3,850	3,764,184
McKesson Medical-Surgical Top Holdings, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.98%, 06/09/32	526	525,563
QuidelOrtho Corp., Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.64%, 08/20/32	570	560,188
		6,718,786
Health Care Providers & Services — 3.6%
AHP Health Partners, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.89%, 09/20/32	142	142,699
CCRR Parent, Inc., 2026 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.25%), 8.91%, 05/27/32	159	110,862
Charlotte Buyer, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 8.14%, 06/30/31	460	459,177

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Health Care Providers & Services (continued)
CHG Healthcare Services, Inc., 2026 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.66%, 09/29/31	$609	$ 609,011
CNT Holdings I Corp., 2025 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 2.25%), 5.91%, 11/08/32	908	908,411
Concentra Health Services, Inc., 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 07/26/31	424	424,397
DaVita, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 05/09/31	455	453,928
Examworks Bidco, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.14%, 02/06/33	877	877,745
EyeCare Partners LLC, 2024 Third Out Term Loan C, 0.00%, 11/30/28(c)(f)	34	5,501
ICON Luxembourg SARL, 2024 LUX Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.73%, 07/03/28	336	335,691
LifePoint Health, Inc., 2024 1st Lien Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.42%, 05/19/31	1,386	1,363,229
Medical Solutions Holdings, Inc.
2026 Class A-1 First Out Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.25%), 9.17%, 11/01/30	86	62,405
2026 Class A-2 First Out Term Loan, 0.00%, 11/01/30	197	143,179
2026 Exchange FLSO Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.60%), 7.30%, 11/01/30	317	64,911
2026 Exchange FLTO Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 7.10%), 10.80%, 11/03/31	272	32,612
Medline Borrower LP, 2026 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.50%), 5.14%, 05/30/33	2,261	2,246,050
Option Care Health, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 09/22/32	1,097	1,097,731
Raven Acquisition Holdings LLC, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.64%, 11/19/31	343	338,677
Star Parent, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.73%, 09/27/30	873	874,037
Surgery Center Holdings, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 12/19/30	941	940,660
Team Health Holdings, Inc., 2026 Repriced Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.66%, 06/30/28	341	340,569
Vizient, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.39%, 08/01/31	164	163,667
		11,995,149
Health Care Technology — 1.5%
AthenaHealth Group, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.39%, 02/15/29	1,301	1,297,160
Cotiviti, Inc., 2024 Term Loan, (1-mo. CME Term SOFR + 2.75%), 6.37%, 05/01/31	1,414	1,291,031
Gainwell Acquisition Corp., Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.00%), 7.83%, 10/01/27	427	420,085
PointClickCare Technologies, Inc., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.41%, 11/03/31	482	479,913
Security	Par (000)	Value
Health Care Technology (continued)
Polaris Newco LLC, USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.26%), 7.93%, 06/02/28	$1,401	$ 1,211,690
Waystar Technologies, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 10/22/29(d)	449	447,582
		5,147,461
Hotels, Restaurants & Leisure — 7.4%
Aimbridge Acquisition Co., Inc.
2025 1st Lien Second Out Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 7.61%), 11.25%, 03/11/30	130	124,851
2025 First Out Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 5.61%), 9.25%, 03/11/30	137	133,101
Alterra Mountain Co., 2025 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 05/31/30	633	631,930
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc., 2024 Term Loan B6, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 09/20/30	1,235	1,232,676
Caesars Entertainment, Inc.
2024 Term Loan B1, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.89%, 02/06/31	2,183	2,092,050
Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.89%, 02/06/30	1,086	1,047,566
Crown Finance U.S., Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.11%, 12/02/31	611	611,623
Fertitta Entertainment LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 6.89%, 01/27/29	2,145	2,142,138
Flutter Financing BV
2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.48%, 11/30/30	2,387	2,362,696
2025 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.73%, 06/04/32	714	710,602
Four Seasons Hotels Ltd., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.39%, 09/22/32	1,905	1,914,042
Gaia Purchaser, Inc., Term Loan B, 06/25/33(d)(g)	508	507,365
Great Canadian Gaming Corp., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.43%, 11/01/29	509	500,144
GVC Holdings Gibraltar Ltd., 2025 Term Loan B5 (2032), (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.98%, 07/31/32	237	236,801
Herschend Entertainment Co. LLC, 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 05/27/32	658	658,346
Hilton Domestic Operating Co., Inc., 2023 Term Loan B4, (1-mo. CME Term SOFR + 1.75%), 5.40%, 11/08/30	485	485,689
IRB Holding Corp., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.14%, 12/16/30	1,000	999,642
Light & Wonder International, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.64%, 04/16/29	683	682,528
Ontario Gaming GTA LP, Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 7.98%, 08/01/30	470	446,961
Penn Entertainment, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.64%, 05/30/33	709	707,293
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Pioneer Opco LLC, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.89%, 05/16/33	$946	$ 948,876
Scientific Games Holdings LP, 2024 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.67%, 04/04/29	660	650,303
SeaWorld Parks & Entertainment, Inc., 2024 Term Loan B3, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.64%, 12/04/31	619	613,539
Six Flags Entertainment Corp., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 05/01/31	204	201,706
Station Casinos LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 03/14/31	1,222	1,220,983
TRQ Sales LLC, Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.98%, 12/30/32	693	679,140
Voyager Parent LLC, Repriced Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.98%, 07/01/32	743	743,176
Whatabrands LLC, 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.14%, 08/03/28	585	583,894
Wyndham Hotels & Resorts, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 05/24/30	823	823,332
		24,692,993
Household Durables — 1.0%
Hunter Douglas, Inc., 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.73%, 01/20/32	1,427	1,424,420
Madison Safety & Flow LLC, 2025 1st Lien Term Loan B, (Prime + 1.50%), 8.25%, 09/26/31	317	317,128
Somnigroup International, Inc., Term Loan B, (1-mo. SOFR + 2.25%), 5.87%, 10/24/31	252	253,120
Springs Windows Fashions LLC, 2024 FLFO Delayed Draw Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.50%), 8.14%, 12/19/29	139	137,930
SWF Holdings I Corp., 2024 FLFO A1 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.50%), 8.14%, 12/19/29	105	103,447
Weber-Stephen Products LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.44%, 10/01/32	1,027	1,012,684
		3,248,729
Household Products — 0.2%
Lavender US HoldCo 1, Inc., USD Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.98%, 12/30/32	708	700,470
Independent Power and Renewable Electricity Producers — 1.0%
Calpine Construction Finance Co. LP, 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 07/31/30	1,565	1,563,003
Constellation Renewables LLC, 2020 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 2.00%), 5.67%, 12/15/27	739	736,056
Talen Energy Supply LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 11/26/32	981	971,995
		3,271,054
Security	Par (000)	Value
Industrial Conglomerates — 2.1%
ACI Rover Parent LLC, 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.98%, 06/09/33	$613	$ 611,314
Beach Acquisition Bidco LLC, USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.39%, 09/12/32	463	464,496
Chromalloy Corp., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.93%, 03/27/31	339	340,514
FCG Acquisitions, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.89%, 03/04/33	132	132,061
Heritage Environmental Services, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.64%, 04/01/33(d)	291	292,091
LSF12 Crown U.S. Commercial Bidco LLC, 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.62%, 12/02/31	428	428,655
Pinnacle Buyer LLC, Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.18%, 10/01/32	626	627,247
Resideo Funding, Inc., 2025 Incremental Term Loan, (3- mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 08/13/32	734	734,142
Resilience Parent LLC, 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.23%, 02/28/33	1,510	1,506,376
Stitch Acquisition Corp., 2024 2nd Out Term Loan, (3-mo. CME Term SOFR + 7.50%), 11.49%, 12/31/29	157	135,665
Sword Purchaser LLC, USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.64%, 04/11/33	1,810	1,762,777
		7,035,338
Insurance — 6.3%
Alliant Holdings Intermediate LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 09/19/31	4,050	3,979,634
AmWINS Group, Inc., 2026 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 2.00%), 5.73%, 01/30/32	1,774	1,733,095
Amynta Agency Borrower, Inc., 2026 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 12/29/31	1,720	1,694,700
Asurion LLC, 2025 Term Loan B13, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.91%, 09/19/30	1,141	1,127,622
HUB International Ltd., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.92%, 06/20/30	2,660	2,655,568
Hyperion Insurance Group Ltd., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.48%, 04/18/30	175	164,631
Hyperion Refinance SARL, 2025 USD Term Loan B, (1- mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.39%, 02/15/31	1,623	1,520,457
Jones DesLauriers Insurance Management Inc., 2026 Repriced Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.66%, 02/02/33	1,536	1,467,466
OneDigital Borrower LLC, 2025 Repriced Term Loan, (1- mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.64%, 07/02/31	154	149,367
Ryan Specialty LLC, 2024 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 09/15/31	920	917,193
Truist Insurance Holdings LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.48%, 05/06/31	1,958	1,909,146

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Insurance (continued)
USI, Inc.
2024 Term Loan C, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.98%, 09/29/30	$1,209	$ 1,202,654
2024 Term Loan D, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.98%, 11/21/29	2,521	2,511,199
		21,032,732
Interactive Media & Services — 0.1%
Camelot U.S. Acquisition LLC, 2024 Term Loan B, (1-mo. CME Term SOFR + 2.75%), 6.39%, 01/31/31	408	375,050
IT Services — 5.0%
Asurion LLC
2021 Second Lien Term Loan B4, (3-mo. CME Term SOFR + 5.25%), 9.18%, 01/20/29	257	253,373
2023 Term Loan B11, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 8.01%, 08/19/28	95	94,345
2024 Term Loan B12, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.91%, 09/19/30	331	326,404
2026 Term Loan B14, (3-mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.41%, 02/23/33	515	486,031
Barracuda Networks, Inc., 2022 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 8.16%, 08/15/29	624	421,609
Central Parent Inc., 2026 CoOp Steerco Term Loan, (3- mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.98%, 07/06/29	1,681	1,086,331
CoreWeave Financing DDTL V LLC, Delayed Draw Term Loan, (1-mo. SOFR + 4.50%), 8.12%, 11/17/31	369	376,678
Epicor Software Corp., 2024 Term Loan F, (1-mo. CME Term SOFR at 0.75% Floor + 2.75%), 6.39%, 05/30/31	1,788	1,705,025
Galileo Parent, Inc., 1st Lien Term Loan, (6-mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.12%, 03/03/33	542	543,355
Gen Digital, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.39%, 09/12/29	1,636	1,615,057
Go Daddy Operating Co. LLC, 2024 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 11/09/29	950	928,310
ION Platform Finance U.S., Inc., USD Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.48%, 10/07/32	1,922	1,363,586
Iron Mountain, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.73%, 01/31/31	459	457,565
McAfee Corp., 2024 USD 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.64%, 03/01/29	1,122	993,257
Modena Buyer LLC, Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.91%, 07/01/31	411	379,273
Ping Identity Corp., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.38%, 11/15/32	396	385,110
Project Boost Purchaser LLC, 2025 Refinancing Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.48%, 07/16/31	743	722,397
Proofpoint, Inc., 2025 Repriced Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.73%, 08/31/28	1,745	1,682,149
Security	Par (000)	Value
IT Services (continued)
Sedgwick Claims Management Services, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 07/31/31	$2,133	$ 2,104,995
Shift4 Payments LLC, 2025 Repriced Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.73%, 07/03/32	775	771,324
		16,696,174
Leisure Products — 0.4%
Bombardier Recreational Products, Inc., 2024 Term Loan B4, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.89%, 01/22/31	394	393,518
City Football Group Ltd., 2024 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.26%), 6.93%, 07/22/30	855	851,079
		1,244,597
Machinery — 4.6%
AI Aqua Merger Sub, Inc.
2026 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.14%, 07/31/28	1,412	1,410,395
2026 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.15%, 07/02/33	2,258	2,255,471
Chart Industries, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.18%, 03/15/30	322	321,328
Columbus McKinnon Corp., 2026 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.50%), 7.23%, 02/03/33	953	949,945
CompoSecure Holdings LLC, Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.92%, 01/14/33	1,463	1,453,286
ESCO Technologies, Inc., Term Loan B, 06/11/33(d)(g)	404	402,990
Filtration Group Corp., 2025 USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.14%, 10/21/28	1,222	1,222,235
Generac Power Systems, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.37%, 07/03/31	197	197,483
Hayward Industries, Inc., 2026 Term Loan B, 06/23/33(g)	281	280,881
Indicor LLC, 2026 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 11/22/29	572	571,646
LSF12 Helix Parent LLC, USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.14%, 02/10/33	1,089	1,067,555
Madison IAQ LLC, 2026 Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 05/06/32	500	498,700
PECF USS Intermediate Holding III Corp., 2026 Term Loan, (3-mo. CME Term SOFR at 2.00% Floor + 7.50%), 11.18%, 03/03/33	75	71,667
Tega MC Australia Holdings Pty. Ltd., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.16%, 06/01/33	435	436,905
TK Elevator U.S. Newco, Inc., 2025 USD Term Loan B, (6-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.38%, 04/30/30	2,302	2,310,773
WEC U.S. Holdings Ltd., 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.62%, 01/27/31	1,858	1,855,403
		15,306,663
Media — 2.6%
Altice France SA, 2025 USD Term Loan B14, (3-mo. CME Term SOFR at 0.00% Floor + 6.88%), 10.55%, 05/31/31	1,052	1,071,812
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Media (continued)
Charter Communications Operating LLC
2023 Term Loan B4, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.69%, 12/07/30	$278	$ 274,636
2024 Term Loan B5, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.94%, 12/15/31	257	252,859
Clear Channel Outdoor Holdings, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.11%), 7.76%, 08/23/28	439	438,482
CSC Holdings LLC, 2019 Term Loan B5, (Prime + 1.50%), 8.25%, 04/15/27	1,487	1,041,154
Discovery Global Holdings, Inc., 2026 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 06/03/33	1,175	1,174,856
ECL Entertainment LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.64%, 08/30/30	643	642,921
NEP Group, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.14%, 10/17/31	1,041	978,155
Nexstar Broadcasting, Inc., 2026 Term Loan B7, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.39%, 03/18/33	515	509,035
Radiate Holdco LLC, 2025 FLFO Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 5.23% and 1.50% PIK), 10.26%, 09/25/29(e)	1,946	1,748,675
Telenet Financing USD LLC, 2020 USD Term Loan AR, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.74%, 04/28/28	345	342,067
		8,474,652
Metals & Mining — 0.3%
Covia Holdings LLC, 2025 Repriced Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.43%, 02/26/32	972	966,448
Multi-Utilities — 0.6%
GFL ES US LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.16%, 03/03/32	1,921	1,920,310
Oil, Gas & Consumable Fuels — 1.2%
Blackfin Pipeline LLC, Term Loan B, (1-mo. CME Term SOFR + 3.00%), 6.69%, 09/29/32	330	331,166
Buckeye Partners LP, 2025 Term Loan B7, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 11/22/32	335	335,848
Freeport LNG Investments LLLP, 2026 Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.93%, 02/11/33	1,199	1,200,067
Hilcorp Energy I LP, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 02/11/30	474	473,706
Meade Pipeline Co. LLC, Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.68%, 09/22/32	339	338,831
Murphy USA, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.37%, 04/07/32	215	215,904
TransMontaigne Partners LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.89%, 03/16/30	367	367,012
Whitewater Matterhorn Holdings LLC, 2026 Term Loan B, (3-mo. CME Term SOFR + 1.75%), 5.50%, 06/16/32	773	766,344
		4,028,878
Passenger Airlines — 1.8%
AAdvantage Loyalty IP Ltd., 2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.93%, 04/20/28	955	953,245
Air Canada, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.41%, 03/21/31	1,044	1,040,158
Security	Par (000)	Value
Passenger Airlines (continued)
American Airlines, Inc.
2023 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.91%, 06/04/29	$904	$ 887,442
2026 1st Lien Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.67%, 05/29/33	773	762,696
AS Mileage Plan IP Ltd., 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.65%, 05/12/33	568	565,518
JetBlue Airways Corp., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.75%), 8.43%, 08/27/29	1,001	888,173
United Airlines, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.40%, 02/22/31	929	925,684
		6,022,916
Pharmaceuticals — 1.6%
Amneal Pharmaceuticals LLC, 2026 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.64%, 08/01/32	1,430	1,434,505
Elanco Animal Health, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.37%, 10/31/32	265	264,387
Endo Finance Holdings LP, 2024 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.39%, 04/23/31	391	390,858
Grifols International Services USA, Inc., 2026 USD Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.19%, 04/14/33	1,083	1,085,452
Jazz Financing Lux SARL, 2024 1st Lien Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.89%, 05/05/28	1,082	1,084,767
Opal US LLC, 2026 USD Term Loan B, 04/28/32(g)	335	334,551
Perrigo Investments LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 04/20/29	512	510,387
PRA Health Sciences, Inc., 2024 US Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.73%, 07/03/28	84	83,638
		5,188,545
Professional Services — 2.1%
AlixPartners LLP, 2025 USD Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 08/12/32	641	636,218
CoreLogic, Inc., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.61%), 7.26%, 06/02/28	1,166	1,151,632
Corpay Technologies Operating Co. LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.77%, 11/05/32	1,140	1,136,926
Galaxy U.S. Opco, Inc., Term Loan, (3-mo. CME Term SOFR + 0.50% and 3.25% PIK), 8.91%, 07/31/30(e)	303	276,795
Trans Union LLC
2024 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.39%, 06/24/31	1,211	1,207,480
2024 Term Loan B9, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.39%, 06/24/31	699	696,865
Zelis Payments Buyer, Inc.
5th Amendment Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.89%, 11/26/31	1,177	1,147,530
Term Loan B, (1-mo. CME Term SOFR + 2.75%), 6.39%, 09/28/29	702	684,136
		6,937,582

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Real Estate Management & Development — 0.1%
Cushman & Wakefield U.S. Borrower LLC, 2026 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.89%, 06/13/33(d)	$474	$ 473,224
Semiconductors & Semiconductor Equipment — 0.6%
Entegris, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.40%, 07/06/29	271	272,624
Qnity Electronics, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 11/01/32	1,669	1,670,334
		1,942,958
Software — 7.5%
Applied Systems, Inc., 2024 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.98%, 02/24/31	1,677	1,645,598
Avalara, Inc., 2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.23%, 03/26/32	796	760,387
Boxer Parent Co., Inc., 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.42%, 07/30/31	2,283	2,050,283
Capstone Borrower, Inc., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.48%, 06/17/30	457	436,932
CCC Intelligent Solutions, Inc., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.64%, 01/23/32	433	426,424
Cloud Software Group, Inc.
2025 Term Loan B (2031), (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.98%, 03/21/31	1,851	1,617,285
2025 Term Loan B (2032), (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.98%, 08/13/32	2,132	1,838,213
Cloudera, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.49%, 10/08/28	469	361,453
Clover Holdings 2 LLC, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.38%, 12/09/31	1,152	1,098,275
CoreLogic, Inc., 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 6.61%), 10.26%, 06/04/29	333	327,565
Darktrace PLC, 1st Lien Term Loan, (3-mo. CME Term SOFR + 3.25%), 6.93%, 10/09/31	536	487,058
Dayforce, Inc., 2026 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.66%, 02/04/33	1,690	1,535,551
DS Admiral Bidco LLC, 2024 Term Loan B, (3-mo. CME Term SOFR + 4.25%), 7.98%, 06/26/31	430	408,311
Ellucian Holdings, Inc., 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.14%, 10/09/29	1,466	1,411,940
Genesys Cloud Services, Inc., 2025 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 01/30/32	1,415	1,352,591
Kaseya, Inc., 2025 1st Lien Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.91%, 03/22/32	2,191	1,686,140
MH Sub I LLC, 2024 Term Loan B4, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 7.89%, 12/31/31	364	314,624
Mitchell International, Inc., 2024 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.25%), 8.89%, 06/17/32	281	256,257
MKS Instruments, Inc., 2026 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.36%, 02/04/33	840	841,861
Quartz Acquireco LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.98%, 06/28/30	635	528,632
RealPage, Inc., 1st Lien Term Loan, (3-mo. CME Term SOFR + 3.00%), 6.99%, 04/24/28	1,164	1,086,955
Security	Par (000)	Value
Software (continued)
SS&C Technologies, Inc., 2024 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.64%, 05/09/31	$1,361	$ 1,357,519
UKG, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.91%, 02/10/31	1,935	1,818,512
VS Buyer LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.91%, 04/12/31	1,347	1,290,969
		24,939,335
Specialty Retail — 1.8%
Belron Finance 2019 LLC, 2026 Repriced Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.66%, 10/16/31	2,165	2,161,583
LS Group OpCo Acquistion LLC, 2025 Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.17%, 04/23/31	846	841,755
Mavis Tire Express Services Topco Corp., 2025 Repriced Term Loan, (6-mo. CME Term SOFR at 0.75% Floor + 3.00%), 6.67%, 05/04/28	1,577	1,573,336
Peer USA LLC, 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.98%, 10/14/32	239	239,350
Project Aurora US Finco, Inc., USD Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.48%, 12/06/32	171	171,710
Pye-Barker Fire & Safety LLC
2025 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.23%, 12/16/32	37	37,256
2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.23%, 12/16/32	793	794,432
Restoration Hardware, Inc., 2022 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 6.99%, 10/20/28	201	197,366
		6,016,788
Technology Hardware, Storage & Peripherals — 0.6%
Finastra USA, Inc., 2025 USD Term Loan, (6-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.75%, 09/15/32	2,073	1,904,277
Textiles, Apparel & Luxury Goods — 0.1%
ABG Intermediate Holdings 2 LLC, 2025 Delayed Draw Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.89%, 02/13/32	454	453,191
Tobacco — 0.0%
Savor Acquisition, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.66%, 02/19/32	44	43,877
Trading Companies & Distributors — 0.5%
Core & Main LP, 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.48%, 07/01/33(d)	991	988,523
Herc Holdings, Inc., 2026 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.38%, 06/02/32	199	199,000
TMK Hawk Parent Corp., 2024 Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 4.00%), 7.64%, 07/02/29	898	442,309
		1,629,832
Transportation Infrastructure — 1.6%
AIT Worldwide Logistics, Inc., 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.91%, 04/29/33	570	569,863
Apple Bidco LLC, 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.14%, 09/23/31	2,136	2,136,785
Brown Group Holding LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.14%, 07/01/31	878	880,139
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Transportation Infrastructure (continued)
OLA Netherlands BV, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.25%), 9.99%, 12/15/26	$504	$ 499,893
Rand Parent LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.73%, 03/18/30	1,006	1,002,762
SIRVA Worldwide, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 2.00% Floor + 8.00%), 11.64%, 08/20/29	571	224,551
		5,313,993
Wireless Telecommunication Services — 0.7%
Digicel International Finance Ltd., 2026 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.23%, 08/06/32	429	430,559
SBA Senior Finance II LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.40%, 01/25/31	922	922,859
Windstream Services LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.64%, 10/06/32(d)	915	919,977
		2,273,395
Total Floating Rate Loan Interests — 112.7% (Cost: $384,189,713)		374,834,079

	Shares
Investment Companies
Capital Markets — 0.4%
Janus Henderson AAA CLO ETF	30,000	1,514,700
Equity Funds — 6.2%
H-Food Holdings LLC(c)	5,718	98,636
Invesco Senior Loan ETF	640,400	13,044,948
State Street Blackstone Senior Loan ETF	185,000	7,453,650
		20,597,234
Fixed Income Funds(h) — 3.4%
iShares 0-5 Year Investment Grade Corporate Bond ETF	30,000	1,511,100
iShares Broad USD High Yield Corporate Bond ETF	265,000	9,810,300
		11,321,400
Total Investment Companies — 10.0% (Cost: $34,015,404)		33,433,334
Preferred Securities
Preferred Stocks — 0.1%(c)
Financial Services — 0.1%
Labels Buyer LLC, 12.00%	213	174,660
Ground Transportation — 0.0%
Sirva BGRS Holdings, Inc., 07/21/30(d)	207	41,334
Health Care Providers & Services — 0.0%
Ingenovis Health, Inc., 12/31/79	15,761	59,742
Security	Shares	Value
IT Services — 0.0%
Veritas Newco
Series G, 12/31/49	1,121	$ 22,422
Series G-1, 12/31/49	774	15,096
		37,518
		313,254
Total Preferred Securities — 0.1% (Cost: $374,443)		313,254
Warrants
Financial Services(c) — 0.0%
Labels Buyer LLC	188	470
Service King (Carnelian Point), (Exercisable 01/14/23, 1 Share for 1 Warrant, Expires 06/30/27, Strike Price USD 10.00)	1,675	—
		470
Total Warrants — 0.0% (Cost: $ — )		470
Total Long-Term Investments — 126.1% (Cost: $431,215,506)		419,318,353
Short-Term Securities
Money Market Funds — 0.6%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 3.54%(h)(i)	2,135,884	2,135,884
Total Short-Term Securities — 0.6% (Cost: $2,135,884)		2,135,884
Total Investments — 126.7% (Cost: $433,351,390)		421,454,237
Liabilities in Excess of Other Assets — (26.7)%		(88,816,466)
Net Assets — 100.0%		$ 332,637,771

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Floating Rate Income Trust (BGT)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2026 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/25	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/26	Shares Held at 06/30/26	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Shares	$ —	$ 2,135,884 (a)	$ —	$ —	$ —	$ 2,135,884	2,135,884	$ 6,738	$ —
iShares 0-5 Year High Yield Corporate Bond ETF(b)	214,350	—	(213,500)	9,119	(9,969)	—	—	1,246	—
iShares 0-5 Year Investment Grade Corporate Bond ETF	—	1,511,100	—	—	—	1,511,100	30,000	16,607	—
iShares Broad USD High Yield Corporate Bond ETF	8,974,800	1,461,556	(551,700)	(5,217)	(69,139)	9,810,300	265,000	270,404	—
iShares iBoxx $ High Yield Corporate Bond ETF(b)	2,660,790	—	(2,672,152)	171,791	(160,429)	—	—	—	—
				$ 175,693	$ (239,537)	$ 13,457,284		$ 294,995	$ —

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Ultra Long Treasury Note	8	09/21/26	$ 898	$ (11,106)
U.S. Long Bond	6	09/21/26	678	(16,118)
				$ (27,224)
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	123,547	EUR	106,000	HSBC Bank PLC	09/16/26	$ 2,048
Centrally Cleared Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.43.V4	5.00%	Quarterly	12/20/29	CCC+	USD	3,136	$ 254,095	$ 189,038	$ 65,057
CDX.NA.HY.44.V3	5.00	Quarterly	06/20/30	CCC+	USD	294	24,985	12,968	12,017
							$ 279,080	$ 202,006	$ 77,074

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$ 202,006	$ —	$ 77,074	$ —

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the
Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Floating Rate Income Trust (BGT)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	$ —	$ —	$ —	$ 2,048	$ —	$ —	$ 2,048
Swaps — centrally cleared Unrealized appreciation on centrally cleared swaps(a)	—	77,074	—	—	—	—	77,074
	$ —	$ 77,074	$ —	$ 2,048	$ —	$ —	$ 79,122
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 27,224	$ —	$ 27,224

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets
and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2026, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ 60,390	$ —	$ 60,390
Forward foreign currency exchange contracts	—	—	—	3,083	—	—	3,083
Swaps	—	(6,298)	—	—	58,475	—	52,177
	$ —	$ (6,298)	$ —	$ 3,083	$ 118,865	$ —	$ 115,650
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ (38,266)	$ —	$ (38,266)
Forward foreign currency exchange contracts	—	—	—	2,215	—	—	2,215
Swaps	—	37,547	—	—	(126,731)	—	(89,184)
	$ —	$ 37,547	$ —	$ 2,215	$ (164,997)	$ —	$ (125,235)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$1,639,657
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	122,914
Credit default swaps:
Average notional value — sell protection	3,447,500
Total return swaps:
Average notional value	2,500,000
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$ 11,188	$ —

2026 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Floating Rate Income Trust (BGT)

	Assets	Liabilities
Forward foreign currency exchange contracts	$ 2,048	$ —
Swaps — centrally cleared	—	2,180
Total derivative assets and liabilities in the Statements of Assets and Liabilities	13,236	2,180
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(11,188)	(2,180)
Total derivative assets and liabilities subject to an MNA	$ 2,048	$ —
The following table presents the Trust’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Trust:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)(c)
HSBC Bank PLC	$ 2,048	$ —	$ —	$ —	$ 2,048

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$ —	$ 1,003,720	$ —	$ 1,003,720
Common Stocks
Automobile Components	23,863	—	—	23,863
Financial Services	—	179,501	—	179,501
Ground Transportation	—	752	—	752
Hotels, Restaurants & Leisure	—	—	59,310	59,310
Household Products	—	—	—	—
Industrial Conglomerates	—	70,869	—	70,869
IT Services	—	—	113,571	113,571
Machinery	—	—	176,720	176,720
Trading Companies & Distributors	—	29,183	—	29,183
Transportation Infrastructure	—	—	91,691	91,691
Wireless Telecommunication Services	—	123,898	—	123,898
Corporate Bonds	—	7,386,905	157,440	7,544,345
Fixed Rate Loan Interests	—	1,319,793	—	1,319,793
Floating Rate Loan Interests	—	367,713,045	7,121,034	374,834,079
Investment Companies
Capital Markets	1,514,700	—	—	1,514,700
Equity Funds	20,498,598	98,636	—	20,597,234
Fixed Income Funds	11,321,400	—	—	11,321,400
Preferred Securities
Preferred Stocks	—	271,920	41,334	313,254
Warrants	—	470	—	470
Short-Term Securities
Money Market Funds	2,135,884	—	—	2,135,884
Unfunded Floating Rate Loan Interests(a)	—	20,254	—	20,254
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	(2,439)	(19,637)	(22,076)
	$35,494,445	$378,216,507	$7,741,463	$421,452,415
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2026
BlackRock Floating Rate Income Trust (BGT)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Assets
Credit Contracts	$ —	$ 77,074	$ —	$ 77,074
Foreign Currency Exchange Contracts	—	2,048	—	2,048
Liabilities
Interest Rate Contracts	(27,224)	—	—	(27,224)
	$(27,224)	$79,122	$—	$51,898

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)
Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $73,000,000 are categorized as Level 2 within the fair value hierarchy.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Common Stocks	Corporate Bonds	Fixed Rate Loan Interests	Floating Rate Loan Interests	Other Interests	Preferred Stocks	Unfunded Floating Rate Loan Interests	Total
Assets/Liabilities
Opening balance, as of December 31, 2025	$ 1,266,887	$ 63,085	$ —	$ 10,326,807	$ — (a)	$ 44,151	$ 224	$ 11,701,154
Transfers into Level 3(b)	—	—	—	—	—	36,167	4,925	41,092
Transfers out of Level 3(c)	(397,235)	—	—	(4,178,970)	—	(44,151)	(224)	(4,620,580)
Accrued discounts/premiums	—	695	—	1,359	—	—	—	2,054
Net realized gain (loss)	207,516	—	—	(52,638)	—	—	—	154,878
Net change in unrealized appreciation (depreciation)(d)(e)	(572,900)	(79,411)	(2,192)	22,586	—	5,167	(24,562)	(651,312)
Purchases	945,053	173,071	2,192	4,999,799	—	—	—	6,120,115
Sales	(1,008,029)	—	—	(3,997,909)	—	—	—	(5,005,938)
Closing balance, as of June 30, 2026	$ 441,292	$ 157,440	$ —	$ 7,121,034	$ — (a)	$ 41,334	$ (19,637)	$ 7,741,463
Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2026(e)	$ (1,094,473)	$ (79,411)	$ (2,192)	$ 2,961	$ — (a)	$ 5,167	$ (24,562)	$ (1,192,510)

(a)	Rounds to less than $1.
(b)
As of December 31, 2025, the Trust used observable inputs in determining the value of certain investments. As of June 30, 2026, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the fair value hierarchy.

(c)
As of December 31, 2025, the Trust used significant unobservable inputs in determining the value of certain investments. As of June 30, 2026, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the fair value hierarchy.

(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(e)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2026 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.
See notes to financial statements.

2026 BlackRock Semi-Annual Report to Shareholders

Statements of Assets and Liabilities (unaudited)
June 30, 2026

	BHK	HYT	BTZ	BGT
ASSETS
Investments, at value — unaffiliated(a)	$ 1,031,131,279	$ 2,439,859,209	$ 1,601,601,425	$ 407,996,953
Investments, at value — affiliated(b)	11,477,171	24,495,085	6,274,665	13,457,284
Cash	—	—	—	122,583
Cash pledged:
Collateral — reverse repurchase agreements	2,320,000	—	—	—
Collateral — exchange-traded options written	—	—	1,628,000	—
Futures contracts	1,252,000	1,107,000	6,388,000	44,000
Centrally cleared swaps	408,000	537,000	—	211,000
Foreign currency, at value(c)	482,352	195,108	240,524	1,148
Receivables:
Investments sold	1,545,197	5,441,955	8,313,827	4,491,685
Reverse repurchase agreements	—	—	7,423,224	—
Dividends — unaffiliated	—	238,992	—	6,010
Dividends — affiliated	30,466	5,686	19,703	1,060
Interest — unaffiliated	15,423,307	40,301,321	20,999,609	2,521,961
Variation margin on futures contracts	282,532	289,041	1,864,719	11,188
Variation margin on centrally cleared swaps	3,372	—	—	—
Swap premiums paid	—	104,739	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	48,361	1,316,305	110,198	2,048
OTC swaps	—	599,092	—	—
Unfunded floating rate loan interests	—	88,484	3,682	20,254
Deferred offering costs	149,662	276,758	—	232,683
Prepaid expenses	39,771	76,198	22,709	24,707
Total assets	1,064,593,470	2,514,931,973	1,654,890,285	429,144,564
LIABILITIES
Bank overdraft	88,764	452,056	14,626,647	—
Cash received:
Collateral — reverse repurchase agreements	5,813,637	—	—	—
Collateral — TBA commitments	—	—	1,010,000	—
Reverse repurchase agreements, at value	349,074,718	—	447,745,412	—
Payables:
Investments purchased	10,483,585	29,652,625	158,453,911	22,528,965
Reverse repurchase agreements	1,027,426	—	6,664,098	—
Accounting services fees	36,156	49,510	44,748	16,601
Bank borrowings	—	680,000,000	—	73,000,000
Custodian fees	12,769	14,217	18,589	6,191
Income dividend distributions	151,186	625,607	409,742	121,904
Interest expense	—	2,482,843	—	292,403
Investment advisory fees	504,494	1,204,194	777,658	242,805
Offering costs	—	—	—	25,456
Trustees’ and Officer’s fees	257,779	656,292	732,673	171,625
Other accrued expenses	—	47,888	45,968	403
Principal payups	3,377,817	—	—	—
Professional fees	56,042	100,665	47,548	57,155
Transfer agent fees	33,852	68,019	46,008	19,029
Variation margin on futures contracts	23,065	—	279,139	—
Variation margin on centrally cleared swaps	—	2,983	—	2,180
Swap premiums received	—	311,006	—	—
Financial Statements

Statements of Assets and Liabilities (unaudited) (continued)
June 30, 2026
	BHK	HYT	BTZ	BGT
Unrealized depreciation on:
Forward foreign currency exchange contracts	$ 484	$ 1,441	$ —	$ —
OTC swaps	—	5,595	—	—
Unfunded floating rate loan interests	—	251	2,578	22,076
Total liabilities	370,941,774	715,675,192	630,904,719	96,506,793
Commitments and contingent liabilities
NET ASSETS	$ 693,651,696	$ 1,799,256,781	$ 1,023,985,566	$ 332,637,771
NET ASSETS CONSIST OF
Paid-in capital(d)(e)(f)	$ 865,559,647	$ 2,070,929,705	$ 1,137,936,567	$ 398,118,747
Accumulated loss	(171,907,951)	(271,672,924)	(113,951,001)	(65,480,976)
NET ASSETS	$ 693,651,696	$ 1,799,256,781	$ 1,023,985,566	$ 332,637,771
Net asset value	$ 9.60	$ 9.20	$ 10.97	$ 11.15
(a) Investments, at cost—unaffiliated	$1,048,614,574	$2,425,733,162	$1,614,793,740	$419,935,457
(b) Investments, at cost—affiliated	$11,477,171	$24,205,673	$6,274,665	$13,415,933
(c) Foreign currency, at cost	$511,885	$194,540	$240,682	$1,191
(d) Shares outstanding	72,224,224	195,657,576	93,324,457	29,824,720
(e) Shares authorized	Unlimited	250 million	Unlimited	Unlimited
(f) Par value	$0.001	$0.10	$0.001	$0.001
See notes to financial statements.

2026 BlackRock Semi-Annual Report to Shareholders

Statements of Operations (unaudited)
Six Months Ended June 30, 2026

	BHK	HYT(a)	BTZ	BGT
INVESTMENT INCOME
Dividends — unaffiliated	$31,337	$679,113	$544,819	$581,378
Dividends — affiliated	111,845	624,449	114,024	294,995
Interest — unaffiliated	29,610,119	80,654,323	45,302,501	12,837,468
Payment-in-kind interest — unaffiliated	112,413	1,324,402	219,438	169,306
Other income — unaffiliated	5,014	825,846	42,603	151,552
Foreign taxes withheld	—	—	(3,750)	—
Total investment income	29,870,728	84,108,133	46,219,635	14,034,699
EXPENSES
Investment advisory	2,772,531	6,998,140	4,783,013	1,522,814
Accounting services	71,737	110,055	90,175	33,503
Professional	63,037	105,883	61,613	62,208
Transfer agent	35,518	52,440	45,751	18,407
Trustees and Officer	26,769	68,303	51,658	14,219
Custodian	22,369	35,726	37,898	14,069
Registration	12,239	44,769	17,104	11,279
Printing and postage	7,919	7,418	20,233	7,034
Offering	—	—	—	47,240
Miscellaneous	33,509	40,223	36,292	19,010
Total expenses excluding interest expense	3,045,628	7,462,957	5,143,737	1,749,783
Interest expense and fees — unaffiliated	6,760,439	12,921,756	9,015,560	1,584,326
Total expenses	9,806,067	20,384,713	14,159,297	3,334,109
Less fees waived and/or reimbursed by the Manager	(2,333)	(62,086)	(3,301)	(40,207)
Total expenses after fees waived and/or reimbursed	9,803,734	20,322,627	14,155,996	3,293,902
Net investment income	20,066,994	63,785,506	32,063,639	10,740,797
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	862,208	(257,101)	(2,520,544)	(2,679,245)
Investments — affiliated	—	—	439,062	175,693
Forward foreign currency exchange contracts	50,563	1,527,994	119,611	3,083
Foreign currency transactions	93,150	48,783	14,479	85
Futures contracts	(232,189)	1,514,329	4,829,531	60,390
Options written	—	—	173,555	—
Swaps	45,034	561,668	561,851	52,177
	818,766	3,395,673	3,617,545	(2,387,817)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(14,503,834)	(35,091,189)	(20,459,050)	(6,875,238)
Investments — affiliated	—	(210,946)	(68,274)	(239,537)
Forward foreign currency exchange contracts	39,102	1,224,366	110,729	2,215
Foreign currency translations	(14,550)	(28,927)	(3,722)	(110)
Futures contracts	(471,038)	(739,151)	(2,640,277)	(38,266)
Swaps	37,237	(650,922)	(1,465,571)	(89,184)
Unfunded floating rate loan interests	(732)	81,245	(657)	(5,595)
	(14,913,815)	(35,415,524)	(24,526,822)	(7,245,715)
Net realized and unrealized loss	(14,095,049)	(32,019,851)	(20,909,277)	(9,633,532)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,971,945	$31,765,655	$11,154,362	$1,107,265
(a) Consolidated Statement of Operations.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets

	BHK		HYT(a)
	Six Months Ended 06/30/26 (unaudited)	Year Ended 12/31/25	Six Months Ended 06/30/26 (unaudited)	Year Ended 12/31/25
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$20,066,994	$35,547,948	$63,785,506	$113,304,184
Net realized gain (loss)	818,766	(4,184,314)	3,395,673	8,659,576
Net change in unrealized appreciation (depreciation)	(14,913,815)	20,942,524	(35,415,524)	23,899,678
Net increase in net assets resulting from operations	5,971,945	52,306,158	31,765,655	145,863,438
DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	(32,327,563)(c)	(35,510,779)	(88,910,063)(c)	(115,506,088)
Return of capital	—	(21,053,491)	—	(33,990,930)
Decrease in net assets resulting from distributions to shareholders	(32,327,563)	(56,564,270)	(88,910,063)	(149,497,018)
CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	—	—	84,830,682
Proceeds from rights offering (Note 11)	—	166,476,836	283,051,293	—
Reinvestment of distributions	—	495,710	—	6,559,791
Net increase in net assets derived from capital share transactions	—	166,972,546	283,051,293	91,390,473
NET ASSETS
Total increase (decrease) in net assets	(26,355,618)	162,714,434	225,906,885	87,756,893
Beginning of period	720,007,314	557,292,880	1,573,349,896	1,485,593,003
End of period	$693,651,696	$720,007,314	$1,799,256,781	$1,573,349,896

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to financial statements.

2026 BlackRock Semi-Annual Report to Shareholders

Statements of Changes in Net Assets (continued)

	BTZ		BGT
	Six Months Ended 06/30/26 (unaudited)	Year Ended 12/31/25	Six Months Ended 06/30/26 (unaudited)	Year Ended 12/31/25
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$32,063,639	$65,924,324	$10,740,797	$24,241,285
Net realized gain (loss)	3,617,545	8,269,203	(2,387,817)	(4,592,306)
Net change in unrealized appreciation (depreciation)	(24,526,822)	28,085,655	(7,245,715)	(220,758)
Net increase in net assets resulting from operations	11,154,362	102,279,182	1,107,265	19,428,221
DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(46,979,531)(b)	(67,754,878)	(21,523,904)(b)	(24,276,229)
Return of capital	—	(26,204,185)	—	(16,110,907)
Decrease in net assets resulting from distributions to shareholders	(46,979,531)	(93,959,063)	(21,523,904)	(40,387,136)
CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	—	—	52,361,205
Reinvestment of distributions	—	—	—	858,415
Net increase in net assets derived from capital share transactions	—	—	—	53,219,620
NET ASSETS
Total increase (decrease) in net assets	(35,825,169)	8,320,119	(20,416,639)	32,260,705
Beginning of period	1,059,810,735	1,051,490,616	353,054,410	320,793,705
End of period	$1,023,985,566	$1,059,810,735	$332,637,771	$353,054,410

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to financial statements.
Financial Statements

Statements of Cash Flows (unaudited)
Six Months Ended June 30, 2026

	BHK	HYT(a)	BTZ	BGT
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$5,971,945	$31,765,655	$11,154,362	$1,107,265
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	273,260,249	545,416,738	2,326,066,708	90,121,860
Purchases of long-term investments	(255,981,112)	(1,029,230,501)	(2,228,769,785)	(78,147,995)
Net purchases of short-term securities	(12,807,477)	(3,213,062)	(3,811,651)	(2,324,944)
Amortization of premium and accretion of discount on investments and other fees	(546,019)	(2,737,867)	(523,894)	(304,693)
Paid-in-kind income	(114,170)	(1,324,402)	(221,591)	(169,306)
Premiums paid on closing options written	—	—	(72,417)	—
Premiums received from options written	—	—	245,973	—
Net realized (gain) loss on investments and options written	(859,096)	473,204	2,175,276	2,511,939
Net unrealized (appreciation) depreciation on investments, swaps, forward foreign currency exchange contracts, foreign currency translations and unfunded floating rate loan interests	14,482,293	34,836,691	20,417,383	7,244,996
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(28,102)	(5,463)	(14,600)	802
Dividends — unaffiliated	14,346	(4,428)	—	(6,010)
Interest — unaffiliated	(642,961)	(7,482,080)	1,944,693	229,557
Variation margin on futures contracts	(217,501)	(215,510)	(1,462,344)	(6,031)
Variation margin on centrally cleared swaps	(1,228)	—	—	—
Swap premiums paid	5,046	(28,588)	—	—
Prepaid expenses	(39,620)	(75,873)	(22,027)	(24,635)
Deferred offering costs.	(1,700)	(52,628)	—	(114,450)
Increase (Decrease) in Liabilities
Cash received
Collateral — reverse repurchase agreements	5,740,637	—	—	—
Collateral — OTC derivatives	—	(880,000)	—	—
Collateral — TBA commitments	—	—	460,000	—
Payables
Accounting services fees	(11,540)	(19,741)	(14,174)	(5,130)
Custodian fees	(6,422)	(2,024)	(8,596)	(3,290)
Interest expense	(231,188)	671,297	(1,288,771)	(22,659)
Investment advisory fees	23,227	192,333	(67,863)	(20,901)
Trustees’ and Officer’s fees	1,061	(36,444)	(59,230)	(10,512)
Other accrued expenses	(675)	(10,762)	44,527	(1,448)
Professional fees	(26,655)	(46,292)	(9,641)	(30,695)
Proxy fees	—	—	(67,446)	—
Transfer agent fees	14,190	17,560	20,956	6,626
Variation margin on futures contracts	(83,877)	(38)	143,652	—
Variation margin on centrally cleared swaps	—	(3,959)	(8,438)	547
Swap premiums received	(2,356)	(67,553)	—	(54,056)
Net cash provided by (used for) operating activities	27,911,295	(432,063,737)	126,251,062	19,976,837
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(32,341,919)	(88,854,189)	(46,958,250)	(21,499,884)
Payments for offering costs	(34,967)	—	—	25,456
Payments for bank borrowings	—	(229,000,000)	—	(63,000,000)
Proceeds from bank borrowings	—	465,000,000	—	65,000,000
Increase (decrease) in bank overdraft	88,764	452,056	14,535,468	(446,221)
Proceeds from rights offering	—	283,051,293	—	—
Net borrowing of reverse repurchase agreements	4,901,647	—	(96,349,413)	—
Net cash provided by (used for) for financing activities	(27,386,475)	430,649,160	(128,772,195)	(19,920,649)
CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(11,705)	444	(131)	(110)

2026 BlackRock Semi-Annual Report to Shareholders

Statements of Cash Flows (unaudited) (continued)
Six Months Ended June 30, 2026
	BHK	HYT(a)	BTZ	BGT
CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	$513,115	$(1,414,133)	$(2,521,264)	$56,078
Restricted and unrestricted cash and foreign currency at beginning of period	3,949,237	3,253,241	10,777,788	322,653
Restricted and unrestricted cash and foreign currency at end of period	$4,462,352	$1,839,108	$8,256,524	$378,731
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$6,991,627	$12,250,459	$10,304,331	$1,606,985
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$—	$—	$122,583
Cash pledged
Collateral — reverse repurchase agreements	2,320,000	—	—	—
Collateral — exchange-traded options written	—	—	1,628,000	—
Futures contracts	1,252,000	1,107,000	6,388,000	44,000
Centrally cleared swaps	408,000	537,000	—	211,000
Foreign currency at value	482,352	195,108	240,524	1,148
	$4,462,352	$1,839,108	$8,256,524	$378,731

(a)	Consolidated Statement of Cash Flows.
See notes to financial statements.
Financial Statements

Financial Highlights
(For a share outstanding throughout each period)

	BHK
	Six Months Ended 06/30/26 (unaudited)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21

Net asset value, beginning of period	$9.97	$10.30	$11.02	$10.89	$15.47	$16.45
Net investment income(a)	0.28	0.56	0.57	0.56	0.64	0.72
Net realized and unrealized gain (loss)	(0.20)	0.15	(0.39)	0.47	(4.40)	(0.65)
Net increase (decrease) from investment operations	0.08	0.71	0.18	1.03	(3.76)	0.07
Distributions(b)
From net investment income	(0.45)(c)	(0.56)	(0.59)	(0.54)	(0.69)	(0.80)
From net realized gain	—	—	—	—	(0.11)	(0.25)
Return of capital	—	(0.34)	(0.31)	(0.36)	(0.02)	—
Total distributions	(0.45)	(0.90)	(0.90)	(0.90)	(0.82)	(1.05)
Dilutive effect of rights offer (Note 11)	—	(0.14)	—	—	—	—
Net asset value, end of period	$9.60	$9.97	$10.30	$11.02	$10.89	$15.47
Market price, end of period	$9.17	$9.59	$10.46	$10.91	$10.38	$16.51
Total Return(d)
Based on net asset value	1.03%(e)	5.87%	1.58%	10.12%	(24.44)%	0.50%(f)
Based on market price	0.33%(e)	0.28%	4.19%	14.38%	(32.52)%	8.25%
Ratios to Average Net Assets(g)
Total expenses	2.80%(h)	3.34%(i)	3.67%(j)	3.69%	1.95%	0.85%
Total expenses after fees waived and/or reimbursed	2.80%(h)	3.34%(i)	3.67%(j)	3.69%	1.95%	0.85%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees and/or offering costs	0.87%(h)	0.87%	0.86%	0.88%	0.90%	0.81%
Net investment income	5.72%(h)	5.51%	5.37%	5.23%	5.13%	4.50%
Supplemental Data
Net assets, end of period (000)	$693,652	$720,007	$557,293	$594,983	$588,071	$835,314
Borrowings outstanding, end of period (000)	$349,075	$345,404	$364,277	$292,808	$387,219	$405,522
Portfolio turnover rate(k)	25%	34%	132%	133%	104%	54%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.33%, and 3.33% respectively.
(j)	Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.64% and 3.64% respectively.
(k)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/26 (unaudited)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21

Portfolio turnover rate (excluding MDRs)	— %	32%	96%	81%	76%	34%
See notes to financial statements.

2026 BlackRock Semi-Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	HYT(a)
	Six Months Ended 06/30/26 (unaudited)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21

Net asset value, beginning of period	$9.65	$9.67	$9.73	$9.25	$11.99	$11.95
Net investment income(b)	0.33	0.71	0.74	0.69	0.67	0.76
Net realized and unrealized gain (loss)	(0.15)	0.20	0.13	0.72	(2.42)	0.21
Net increase (decrease) from investment operations	0.18	0.91	0.87	1.41	(1.75)	0.97
Distributions(c)
From net investment income	(0.47)(d)	(0.72)	(0.77)	(0.68)	(0.60)	(0.80)
Return of capital	—	(0.21)	(0.16)	(0.25)	(0.26)	(0.13)
Total distributions	(0.47)	(0.93)	(0.93)	(0.93)	(0.86)	(0.93)
Dilutive effect of rights offer (Note 11)	(0.16)	—	—	—	(0.13)	—
Net asset value, end of period	$9.20	$9.65	$9.67	$9.73	$9.25	$11.99
Market price, end of period	$8.56	$8.90	$9.81	$9.43	$8.74	$12.34
Total Return(e)
Based on net asset value	0.58%(f)	10.06%	9.41%	16.80%	(15.71)%	8.42%
Based on market price	1.47%(f)	0.06%	14.52%	19.80%	(22.62)%	16.66%
Ratios to Average Net Assets(g)
Total expenses	2.31%(h)	2.34%	2.82%	3.35%	1.89%	1.35%
Total expenses after fees waived and/or reimbursed	2.30%(h)	2.33%	2.82%	3.35%	1.89%	1.34%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	0.84%(h)	0.83%	0.85%	0.91%	0.91%	0.93%
Net investment income	7.22%(h)	7.37%	7.66%	7.34%	6.61%	6.30%
Supplemental Data
Net assets, end of period (000)	$1,799,257	$1,573,350	$1,485,593	$1,388,600	$1,319,444	$1,465,171
Borrowings outstanding, end of period (000)	$680,000	$444,000	$407,000	$596,000	$529,000	$647,000
Asset coverage, end of period per $1,000 of bank borrowings(i)	$3,646	$4,544	$4,650	$3,330	$3,494	$3,265
Portfolio turnover rate	23%	54%	73%	62%	45%	54%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)
Calculated by subtracting the Trust’s total liabilities (not including bank borrowings) from the Trust’s total assets and dividing this by the amount of bank borrowings, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BTZ
	Six Months Ended 06/30/26 (unaudited)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21

Net asset value, beginning of period	$11.36	$11.27	$11.59	$11.19	$15.10	$15.71
Net investment income(a)	0.34	0.71	0.69	0.67	0.77	0.85
Net realized and unrealized gain (loss)	(0.23)	0.39	0.00 (b)	0.74	(3.76)	(0.45)
Net increase (decrease) from investment operations	0.11	1.10	0.69	1.41	(2.99)	0.40
Distributions(c)
From net investment income	(0.50)(d)	(0.73)	(0.68)	(0.63)	(0.70)	(0.86)
Return of capital	—	(0.28)	(0.33)	(0.38)	(0.22)	(0.15)
Total distributions	(0.50)	(1.01)	(1.01)	(1.01)	(0.92)	(1.01)
Net asset value, end of period	$10.97	$11.36	$11.27	$11.59	$11.19	$15.10
Market price, end of period	$10.22	$10.83	$10.46	$10.32	$10.10	$15.05
Total Return(e)
Based on net asset value	1.35%(f)	10.52%	6.72%	14.24%	(19.50)%	2.73%
Based on market price	(0.96)%(f)	13.53%	11.24%	12.70%	(27.10)%	9.36%
Ratios to Average Net Assets(g)
Total expenses	2.74%(h)	3.37%	3.99%	3.98%	1.79%	1.12%
Total expenses after fees waived and/or reimbursed	2.74%(h)	3.37%	3.98%	3.97%	1.79%	1.12%
Total expenses after fees waived and/or reimbursed and excluding interest expense	1.00%(h)	1.02%	1.03%	1.03%	0.94%	0.94%
Net investment income	6.21%(h)	6.26%	6.06%	5.99%	6.22%	5.49%
Supplemental Data
Net assets, end of period (000)	$1,023,986	$1,059,811	$1,051,491	$1,082,092	$1,045,886	$1,412,147
Borrowings outstanding, end of period (000)	$447,745	$544,330	$536,048	$590,829	$589,324	$587,017
Portfolio turnover rate(i)	133%	136%	102%	155%	42%	20%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/26 (unaudited)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21

Portfolio turnover rate (excluding MDRs)	95%	70%	73%	93%	42%	20%
See notes to financial statements.

2026 BlackRock Semi-Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BGT
	Six Months Ended 06/30/26 (unaudited)	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21

Net asset value, beginning of period	$11.84	$12.57	$12.90	$12.43	$13.44	$13.40
Net investment income(a)	0.36	0.87	1.12	1.22	0.82	0.65
Net realized and unrealized gain (loss)	(0.33)	(0.16)	(0.01)	0.53	(1.08)	0.17
Net increase (decrease) from investment operations	0.03	0.71	1.11	1.75	(0.26)	0.82
Distributions(b)
From net investment income	(0.72)(c)	(0.87)	(1.13)	(1.22)	(0.75)	(0.66)
Return of capital	—	(0.57)	(0.31)	(0.06)	—	(0.12)
Total distributions	(0.72)	(1.44)	(1.44)	(1.28)	(0.75)	(0.78)
Net asset value, end of period	$11.15	$11.84	$12.57	$12.90	$12.43	$13.44
Market price, end of period	$10.66	$11.33	$12.86	$12.38	$10.94	$13.99
Total Return(d)
Based on net asset value	0.54%(e)	6.14%	9.11%	15.69%	(1.32)%	6.43%
Based on market price	0.45%(e)	(0.73)%	16.32%	26.14%	(16.56)%	25.91%
Ratios to Average Net Assets(f)
Total expenses	1.96%(g)(h)(i)	2.09%	2.87%	3.04%	2.20%	1.61%
Total expenses after fees waived and/or reimbursed	1.93%(g)(h)(i)	2.06%	2.86%	3.03%	2.20%	1.60%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees and/or offering costs	0.98%(g)	0.97%	1.09%	1.09%	1.17%	1.19%
Net investment income	6.34%(g)	7.14%	8.77%	9.57%	6.40%	4.82%
Supplemental Data
Net assets, end of period (000)	$332,638	$353,054	$320,794	$287,821	$277,978	$300,712
Borrowings outstanding, end of period (000)	$73,000	$71,000	$62,000	$97,000	$91,000	$143,000
Asset coverage, end of period per $1,000 of bank borrowings(j)	$5,557	$5,973	$6,174	$3,967	$4,055	$3,103
Portfolio turnover rate	21%	37%	38%	25%	16%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.94% and 1.92%, respectively.
(i)
Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.97% and 1.94%, respectively.

(j)
Calculated by subtracting the Trust’s total liabilities (not including bank borrowings) from the Trust’s total assets and dividing this by the amount of bank borrowings, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Notes to Financial Statements (unaudited)

1.
ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:
Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Core Bond Trust	BHK	Delaware	Diversified
BlackRock Corporate High Yield Fund, Inc.	HYT	Maryland	Diversified
BlackRock Credit Allocation Income Trust	BTZ	Delaware	Diversified
BlackRock Floating Rate Income Trust	BGT	Delaware	Diversified
The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
Basis of Consolidation:  The accompanying consolidated financial statements of HYT include the account of HYT Subsidiary, LLC (the “Taxable Subsidiary”). Effective May 18, 2026, the Taxable Subsidiary, which was wholly-owned by the Fund, was dissolved. The Taxable Subsidiary enabled HYT to hold an investment in an operating partnership and satisfy regulated investment company tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary were taxable to such subsidiary. There was no tax provision required for income or realized gains during the period.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.  Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.  Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis.  For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.
Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. Each Trust has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.
Foreign Taxes: The Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Trust invests. These foreign taxes, if any, are paid by each Trust and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2026, if any, are disclosed in the Statements of Assets and Liabilities.
The Trusts file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Trusts may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

2026 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited) (continued)

Cash: The Trusts may maintain cash at their custodian, which at times may exceed United States federally insured limits. The Trusts may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Trusts are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:  Distributions from net investment income are declared quarterly and paid monthly.  Distributions of capital gains are recorded on the ex-dividend dates and made at least annually.  The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.
Other:  Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
Segment Reporting: The Chief Financial Officer acts as the Trusts’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Trust. The CODM has concluded that each Trust operates as a single operating segment since each Trust has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within each Trust’s financial statements.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  Each Trust’s investments are valued at fair value (also referred to as “market value” within the  financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Trust’s Manager as the valuation designee for each Trust. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:
•Equity investments (except ETF options, equity index options or those that are customized) traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation or last available bid (long positions) or ask (short positions) price.
•Fixed-income investments and certain derivative instruments for which market quotations are readily available are generally valued using the last available bid price (including evaluated prices) provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by a fund. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
Notes to Financial Statements

Notes to Financial Statements (unaudited) (continued)

•Shares of underlying exchange-traded closed-end funds or other exchange-traded funds (“ETFs”) are valued at their most recent closing price. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last trade or last available bid (long positions) or ask (short positions) price.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
•Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
•Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.
•Interest rate, credit default, inflation and currency swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate market data and discounted cash flows. Total return and equity swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using models that incorporate market trades and fair value of the underlying reference instruments.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trusts use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs:
(i) recent market transactions, including secondary market transactions, merger or acquisition activity and subsequent rounds of financing in the underlying investment or comparable issuers
(ii) recapitalizations and other transactions across the capital structure
(iii) market or relevant indices multiples of comparable issuers
(iv) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks
(v) quoted prices for similar investments or assets in active markets
(vi) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates
(vii) audited or unaudited financial statements, investor communications and Private Company financial or operational metrics
(viii) relevant market news and other public sources.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing a market approach to determine the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
Private Companies are not subject to public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Certain information made available by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges that each Trust has the ability to access for identical assets or liabilities;

2026 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited) (continued)

•Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
•Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.
For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.
Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.
Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.
Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Notes to Financial Statements

Notes to Financial Statements (unaudited) (continued)

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.
Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.
When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.
Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.
In connection with floating rate loan interests, the Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Trusts had the following unfunded floating rate loan interests:
Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
HYT	Azuria Water Solutions, Inc.	$97,313	$ 97,070	$96,977	$ (93)
	CoreWeave Financing DDTL V LLC	4,138,446	4,131,910	4,220,345	88,435
	Kaman Corp.	89,983	89,871	89,793	(78)
	Radiate Holdco LLC	45,525	45,525	45,445	(80)
	Signia Aerospace LLC	25,869	25,804	25,853	49
					$ 88,233
BTZ	Azuria Water Solutions, Inc.	$17,442	$ 17,405	$17,382	(23)

2026 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited) (continued)

Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BTZ (continued)	Chicago U.S. Midco III LP	$33,383	$ 33,383	$33,315	$ (68)
	Citrin Cooperman Advisors LLC	64,553	64,122	61,972	(2,150)
	CoreWeave Financing DDTL V LLC	121,875	120,656	124,287	3,631
	CP Iris HoldCo I, Inc.	5,895	5,868	5,591	(277)
	Kaman Corp.	6,671	6,662	6,656	(6)
	Pinnacle Buyer LLC	22,645	22,645	22,673	28
	Pye-Barker Fire & Safety LLC	18,522	18,522	18,545	23
	Raven Acquisition Holdings LLC	5,926	5,896	5,842	(54)
					$ 1,104
BGT	Azuria Water Solutions, Inc.	$99,110	$ 98,887	$98,767	(120)
	Chicago U.S. Midco III LP	179,112	179,112	178,745	(367)
	Citrin Cooperman Advisors LLC	393,999	390,059	370,422	(19,637)
	CoreWeave Financing DDTL V LLC	670,632	663,926	683,904	19,978
	CP Iris HoldCo I, Inc.	32,406	32,365	30,737	(1,628)
	Kaman Corp.	31,575	31,534	31,509	(25)
	Pinnacle Buyer LLC	120,776	120,776	120,927	151
	Pye-Barker Fire & Safety LLC	99,955	99,955	100,080	125
	Radiate Holdco LLC	43,172	43,172	43,096	(76)
	Raven Acquisition Holdings LLC	24,691	24,568	24,345	(223)
					$ (1,822)
Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Trusts to make future cash payments. An unfunded commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statements of Assets and Liabilities and Statements of Operations.
TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.
In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.
Mortgage Dollar Roll Transactions: The Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.
Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund
Notes to Financial Statements

Notes to Financial Statements (unaudited) (continued)

remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.
Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value.  Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.
For the six months ended June 30, 2026, the average daily amount of reverse repurchase agreements outstanding and the weighted average interest rate for the Trusts were as follows:
Trust Name	Average Amount Outstanding	Weighted Average Interest Rate
BHK	$ 408,749,854	3.33%
BTZ	510,258,043	3.55
Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor to the extent that the aggregate market value of the cash collateral and the purchased securities it holds is less than the repurchase price. As such, the receipt of any shortfall or any closeout amount owed to a fund upon termination of the MRA could be delayed or not received at all.
As of period end, the following table is a summary of BHK and BTZ’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:
Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest(a)	Cash Collateral Pledged/Received(a)	Net Amount(b)
BHK
Barclays Bank PLC	$ (43,971,166)	$ 43,971,166	$ —	$ —
Barclays Capital, Inc.	(13,743,369)	13,743,369	—	—
BNP Paribas SA	(199,341,595)	199,341,595	—	—
BofA Securities, Inc.	(10,597,329)	10,597,329	—	—
HSBC Bank PLC	(3,757,764)	1,883,470	1,874,294	—
HSBC Securities (USA), Inc.	(4,795,768)	4,795,768	—	—
J.P. Morgan Securities LLC	(6,723,672)	6,723,672	—	—
Morgan Stanley & Co. LLC	(2,591,000)	2,591,000	—	—
Nomura Securities International, Inc.	(1,092,019)	1,092,019	—	—
RBC Capital Markets, LLC	(61,902,657)	61,902,657	—	—
U.S. Bancorp Investments, Inc.	(558,379)	557,624	—	(755)
	$ (349,074,718)	$ 347,199,669	$ 1,874,294	$ (755)

(a)
Net collateral, including accrued interest, if any, with a value of $356,123,918 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged, if any, to the individual counterparty is not shown for financial reporting purposes.

(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest(a)	Cash Collateral Pledged/Received(a)	Net Amount
BTZ
Barclays Capital, Inc.	$ (224,035,296)	$ 224,035,296	$ —	$ —
BNP Paribas SA	(64,116,481)	64,116,481	—	—
BofA Securities, Inc.	(26,945,801)	26,945,801	—	—
Goldman Sachs & Co. LLC	(3,316,685)	3,316,685	—	—
HSBC Securities (USA), Inc.	(73,684,493)	73,684,493	—	—
J.P. Morgan Securities LLC	(34,364,653)	34,364,653	—	—

2026 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited) (continued)

Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest(a)	Cash Collateral Pledged/Received(a)	Net Amount
Morgan Stanley & Co. LLC	$ (2,811,304)	$ 2,811,304	$ —	$ —
Nomura Securities International, Inc.	(18,470,699)	18,470,699	—	—
	$ (447,745,412)	$ 447,745,412	$ —	$ —

(a)
Collateral, if any, with a value of $480,567,089 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.
5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.
The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. The Trusts’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trusts.
Options: The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.
A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument
Notes to Financial Statements

Notes to Financial Statements (unaudited) (continued)

subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.
In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.
Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of  Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements  of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trusts’ counterparty on the swap. Each Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of  Assets and Liabilities. Pursuant to the contract, each Trust agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.
•Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).
The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
•Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).
Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.
Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of

2026 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited) (continued)

Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts.  Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparty are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.
6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the  Manager, the Trusts’ investment adviser and an indirect, majority-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.
For such services, BHK, BTZ and BGT pay the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of the Trust’s managed assets.
	BHK	BTZ	BGT
Investment advisory fees	0.50%	0.62%	0.75%
For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
For such services, HYT pays the Manager a monthly fee at an annual rate equal to 0.60% of the average daily value of HYT’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage.
For purposes of calculating this fee, “net assets” means the total assets of the Trust minus the sum of its accrued liabilities.
The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, HYT pays the Manager based on HYT’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiary.
With respect to each Trust, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and, with respect to BHK and BTZ, BlackRock (Singapore) Limited (“BSL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BSL for services they provide for that portion of each Trust for which BIL and BSL, as applicable, acts as Sub-Adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.
Distribution Fees: BHK, HYT and BGT has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BHK, HYT and BGT common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BHK, HYT and BGT’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended June 30, 2026 amounted to $0, $0 and $0 for each of BHK, HYT and BGT, respectively.
Expense Waivers and Reimbursements:  With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2027.  The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust.  These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.  For the six months ended June 30, 2026, the amounts waived were as follows:
Trust Name	Fees Waived and/or Reimbursed by the Manager
BHK	$ 2,333
HYT	814
BTZ	2,351
BGT	143
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2027. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. These amounts are included in fees waived and/or
Notes to Financial Statements

Notes to Financial Statements (unaudited) (continued)

reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2026, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:
Trust Name	Fees Waived and/or Reimbursed by the Manager
HYT	$ 61,272
BTZ	950
BGT	40,064
Trustees and Officers:  Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.
7.
PURCHASES AND SALES
For the six months ended June 30, 2026, purchases and sales of investments, including paydowns/payups, mortgage dollar rolls and excluding short-term securities, were as follows:
	U.S. Government Securities		Other Securities
Trust Name	Purchases	Sales	Purchases	Sales
BHK	$ 16,768,811	$ 17,692,649	$ 249,077,141	$ 256,807,052
HYT	—	—	1,050,806,808	547,859,411
BTZ	2,045,693,816	2,046,301,195	176,984,675	287,334,143
BGT	—	—	88,881,755	93,882,897
For the six months ended June 30, 2026, purchases and sales related to mortgage dollar rolls were as follows:
Trust Name	Purchases	Sales
BTZ	$ 637,467,425	$ 717,240,862
8.
INCOME TAX INFORMATION
It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiary.
Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Trusts as of June 30, 2026, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Trusts’ NAV.
As of December 31, 2025, the Trusts had non-expiring capital loss carryforwards and qualified late-year losses as follows:
Trust Name	Non-Expiring Capital Loss Carryforwards(a)	Qualified Late-Year Ordinary Losses(b)
BHK	$ (140,114,103)	$ (38,603)
HYT	(257,602,267)	(182,831)
BTZ	(84,644,780)	(46,834)
BGT	(40,049,816)	—

(a)	Amounts available to offset future realized capital gains.
(b)	The Trust has elected to defer these qualified late-year losses and recognize such losses in the next taxable year.
As of June 30, 2026, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BHK	$ 1,060,389,990	$ 11,324,657	$ (29,380,277)	$ (18,055,620)
HYT	2,451,249,728	48,441,079	(33,723,451)	14,717,628
BTZ	1,621,922,412	29,027,498	(44,562,677)	(15,535,179)

2026 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited) (continued)

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BGT	$ 433,445,375	$ 1,596,210	$ (13,535,450)	$ (11,939,240)
9.
BANK BORROWINGS
HYT and BGT are party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to HYT and BGT. As of period end, HYT and BGT have not received any notice to terminate. HYT and BGT have granted a security interest in substantially all of their assets to SSB.
The SSB Agreement allows for the following maximum commitment amounts:
Trust Name	Commitment Amounts
HYT	$ 758,000,000
BGT	157,000,000
Advances will be made by SSB to HYT and BGT at HYT and BGT’s option of (a) Daily Simple SOFR plus 0.80% or (b) One Month Term SOFR plus 0.80%. SOFR and One Month Term SOFR are subject to a 0% floor.
In addition, HYT and BGT paid a commitment fee (based on the daily unused portion of the commitments). Advances to HYT and BGT as of period end, if any, are shown in the Statements of Assets and Liabilities as bank borrowings. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.
HYT and BGT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding borrowings is less than 300%.
For the six months ended June 30, 2026, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:
Trust Name	Maximum Amount Borrowed	Average Amount Outstanding	Daily Weighted Average Interest Rate
HYT	$ 680,000,000	$ 572,182,320	4.50%
BGT	76,000,000	67,674,033	4.50
10.
PRINCIPAL RISKS
In the normal course of business, each Trust invests in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.
Illiquidity Risk: Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk:  Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
Notes to Financial Statements

Notes to Financial Statements (unaudited) (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may  experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.  The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.
With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.
The Trusts invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.
The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trusts may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Trusts’ performance.
The Trusts invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Trusts invest.
Certain Trusts invest a significant portion of  their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in

2026 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited) (continued)

economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.
11.
CAPITAL SHARE TRANSACTIONS
BHK, BTZ and BGT are authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. HYT is authorized to issue 250 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
Common Shares
As of the close of business on May 27, 2025, BHK issued transferrable rights to its Common Shareholders of record, entitling the holders of those rights to subscribe for shares of BHK’s common stock (the “Offer”). Shareholders received one right for each outstanding Common Share owned on the record date. The rights entitled their holders to purchase one new Common Share for every three rights held (1-for-3). The Offer expired on June 18, 2025. BHK received from the Offer gross proceeds of $166,476,836 for the issuance of 18,056,056 Common Shares. The rights offering resulted in $(0.14) or (1.41)% NAV dilution since the Common Shares were issued below BHK’s NAV. BHK received the entire proceeds from the shares issued under the Offer since the Manager agreed to pay for all expenses (including sales commissions) related to the Offer.
As of the close of business on January 2, 2026, HYT issued transferrable rights to its Common Shareholders of record, entitling the holders of those rights to subscribe for shares of HYT’s common stock (the “Offer”). Shareholders received one right for each outstanding Common Share owned on the record date. The rights entitled their holders to purchase one new Common Share for every five rights held (1-for-5). The Offer expired on January 26, 2026. HYT received from the Offer gross proceeds of $283,051,293 for the issuance of 32,609,596 Common Shares. The rights offering resulted in $(0.16) or (1.66)% NAV dilution since the Common Shares were issued below HYT’s NAV. HYT received the entire proceeds from the shares issued under the Offer since the Manager agreed to pay for all expenses (including sales commissions) related to the Offer.
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:
	Six Months Ended	Year Ended
Trust Name	06/30/26	12/31/25
BHK	—	47,771
HYT	—	682,619
BGT	—	70,399
For the six months ended June 30, 2026, and the year ended December 31, 2025, shares issued and outstanding remained constant for BTZ.
For the six months ended June 30, 2026, shares issued and outstanding remained constant for BHK and BGT.
BHK, HYT and BGT have filed a prospectus with the SEC allowing them to issue an additional 25,000,000, 55,000,000 and 17,000,000 Common Shares, respectively, through an equity shelf program (a “Shelf Offering”). Under the Shelf Offering, BHK, HYT and BGT, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Trust’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 25,000,000, 36,420,118 and 17,000,000 Common Shares, respectively, remain available for issuance under the Shelf Offering. During the period ended June 30, 2026, BHK, HYT and BGT issued 0, 0 and 0 shares, respectively, under the Shelf Offering. See Additional Information - Shelf Offering Program for additional information.
Initial costs incurred by BHK, HYT and BGT in connection with their Shelf Offerings are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the Shelf Offering period will be charged to expense.
12.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Trusts’  financial statements was completed through the date the financial statements were issued and the following items were noted:
The Trusts declared and paid or will pay distributions to Common Shareholders as follows:
Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BHK	06/05/26	07/15/26	07/31/26	$ 0.074600
	06/05/26	08/14/26	08/31/26	0.074600
	06/05/26	09/15/26	09/30/26	0.074600
HYT	06/05/26	07/15/26	07/31/26	0.077900
	06/05/26	08/14/26	08/31/26	0.077900
	06/05/26	09/15/26	09/30/26	0.077900
BTZ	06/05/26	07/15/26	07/31/26	0.083900
	06/05/26	08/14/26	08/31/26	0.083900
	06/05/26	09/15/26	09/30/26	0.083900
BGT	06/05/26	07/15/26	07/31/26	0.120280
Notes to Financial Statements

Notes to Financial Statements (unaudited) (continued)

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
	06/05/26	08/14/26	08/31/26	$ 0.120280
	06/05/26	09/15/26	09/30/26	0.120280

2026 BlackRock Semi-Annual Report to Shareholders

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Core Bond Trust (“BHK”), BlackRock Corporate High Yield Fund, Inc. (“HYT”), BlackRock Credit Allocation Income Trust (“BTZ”) and BlackRock Floating Rate Income Trust (“BGT”) (collectively, the “Funds” and each, a “Fund”) met on May 7, 2026 (the “May Meeting”) and June 4-5, 2026 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreements (the “Sub-Advisory Agreements”) between (1) the Manager, BlackRock International Limited (“BIL”) and each Fund and (2) the Manager, BlackRock (Singapore) Limited (“BSL” and together with BIL, the “Sub-Advisors”) and each of BHK and BTZ. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board Members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board Members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings during the year, as well as numerous ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also held the May Meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also provided additional information to the Board in response to specific questions and requests from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ investment performance analyses, and the reasons for any material outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for applicable services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s development and application of applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; (o) each Fund’s market discount/premium compared to peer funds; and (p) distributions.
Prior to and in preparation for the May Meeting, the Board prepared and submitted questions, requested specific materials, and received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees, as applicable; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.
At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting, and such responses were reviewed by the Board Members.
At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made or benefits that inure to BlackRock or its affiliates, including relating to, as applicable, securities lending and cash management activities of a Fund. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some
Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.
A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. Throughout the year, the Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the experience of each Fund’s portfolio management team (including the tenure of or changes in the portfolio management team); research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of certain trading, portfolio management, operations and/or information systems owned by BlackRock; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks, the role of BlackRock’s Risk & Quantitative Analysis Group, and BlackRock’s policies and procedures for third-party vendor oversight. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, registration statements in connection with BHK’s, HYT’s and BGT’s equity shelf program, and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and net asset value; and services related to the valuation and pricing of the Fund’s portfolio holdings; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board also considered the operation of BlackRock’s business continuity plans.
The Board noted that the engagement of the Sub-Advisors with respect to each Fund, as applicable, facilitates the provision of investment advice and trading by investment personnel located outside of the United States. The Board considered that this arrangement provides additional flexibility to the portfolio management team, which may benefit each Fund and its shareholders.
B. The Investment Performance of each Fund
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. The Board was provided with Fund performance reporting and analysis, relative to applicable performance metrics, by BlackRock throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was also provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2025, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.
The Board noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered BHK’s performance relative to BHK’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BHK generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BHK, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered HYT’s performance relative to HYT’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, HYT generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for HYT, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BTZ’s performance relative to BTZ’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BTZ generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BTZ, and that BlackRock has explained its rationale for this belief to the Board.

2026 BlackRock Semi-Annual Report to Shareholders

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board reviewed and considered BGT’s performance relative to BGT’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BGT generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BGT, and that BlackRock has explained its rationale for this belief to the Board.
C. Consideration of the Advisory/Management Fees and the Estimated Costs of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund
The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for each Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board also noted that while it found the expense comparison provided by Broadridge generally useful, it recognized that the comparison is subject to Broadridge’s defined peer selection criteria and methodology. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).
The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2025 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized the limitations of calculating and comparing profitability at the individual fund level.
The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of BlackRock’s technology business, BlackRock’s expense management, and the relative product mix. The Board noted that, in general, individual fund or product line profitability information for other advisors is not publicly available.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that BHK’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.
The Board noted that HYT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.
The Board noted that BTZ’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.
The Board noted that BGT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.
D. Economies of Scale
The Board, including the Independent Board Members, considered the extent to which any economies of scale might benefit each Fund in a variety of ways as the assets of each Fund increase. The Board considered multiple factors, including the advisory fee rate and breakpoints, and fee waivers, as applicable. The Board considered each Fund’s asset levels and whether the current fee was appropriate.
Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception. The Board noted that although each of BHK, HYT and BGT may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of each of BHK’s, HYT’s and BGT’s assets will occur primarily through the appreciation of its investment portfolio.
E. Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its
Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also noted the revenue received by BlackRock and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BlackRock and/or its affiliates. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. Throughout the year, the Board also received information and reporting, as applicable, regarding BlackRock’s soft dollar, brokerage, and trade execution practices.
The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock-advised funds; and efforts to reduce fund discounts, including continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.
Conclusion
At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2027, and the Sub-Advisory Agreements among (1) the Manager, BIL and each Fund and (2) the Manager, BSL and each of BHK and BTZ for a one-year term ending June 30, 2027. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

2026 BlackRock Semi-Annual Report to Shareholders

Additional Information

Trust Certification
The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Trusts do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Trust management will consider ESG factors as part of the investment process for the Trusts. Trust management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Trusts’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Trusts’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Trusts’ exposure to certain companies or industries. While Trust management views ESG considerations as having the potential to contribute to the Trusts’ long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the "Plan"), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.
The distributions paid by each Trust for any particular month may be more or less than the amount of net investment income earned by each Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of a Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital.  Each Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.
A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.
Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the  Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.
General Information
BTZ does not make available copies of its Statements of Additional Information because BTZ’s shares are not continuously offered, which means that the Statement of Additional Information of BTZ has not been updated after completion of BTZ’s offerings and the information contained in BTZ’s Statement of Additional Information may have become outdated.
BHK’s, HYT’s and BGT’s’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.
The following information is a summary of certain changes since December 31, 2025. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.
Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, shareholder reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for BHK, HYT and BGT only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for BHK, HYT and BGT only, prospectuses, are available on BlackRock’s website.
To enroll in electronic delivery:
Additional Information

Additional Information (continued)

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Trusts will mail only one copy of shareholder documents, including for BHK, HYT and BGT only, prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
The Board of Trustees of the Trusts has delegated the voting of proxies for the Trusts’ securities to BlackRock Advisors, LLC (the “Adviser”) pursuant to the Closed-End Fund Proxy Voting Policy. The Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Trusts. The BAIS Guidelines are available at www.blackrock.com.
A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Trust Updates
BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Shelf Offering Program
From time to time, BHK, HYT and BGT may seek to raise additional equity capital through a Shelf Offering.  In a Shelf Offering, BHK, HYT and BGT may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BHK’s, HYT’s and BGT’s  net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing).  While any such Shelf Offering may allow BHK, HYT and BGT to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.
BHK, HYT and BGT each has filed a prospectus with the SEC in connection with its Shelf Offering. This report and the prospectuses of BHK, HYT and BGT are not offers to sell BHK, HYT and BGT Common Shares or solicitations of an offer to buy BHK, HYT and BGT Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectuses of BHK, HYT and BGT contain important information about BHK, HYT and BGT including their investment objectives, risks, charges and expenses. Investors are urged to read the prospectuses of BHK, HYT and BGT carefully and in their entirety before investing. Copies of the final prospectuses for BHK, HYT and BGT can be obtained from BlackRock at blackrock.com.
Trust and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Sub-Adviser
BlackRock International Limited
Edinburgh, EH3 5PP
United Kingdom
BlackRock (Singapore) Limited(a)
079912 Singapore
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02110

2026 BlackRock Semi-Annual Report to Shareholders

Additional Information (continued)

Trust and Service Providers (continued)
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
(a) For BHK and BTZ.

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809
Additional Information

Glossary of Terms Used in this Report

Currency Abbreviation
EUR	Euro
GBP	British Pound
USD	United States Dollar

Portfolio Abbreviation
ABS	Asset-Backed Security
BAB	Build America Bond
BAM	Build America Mutual Assurance Co.
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
CPI	Consumer Price Index
CVR	Contingent Value Right
DAC	Designated Activity Company
DIP	Debtor-In-Possession
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
GMTN	Global Medium-Term Note
GO	General Obligation Bonds
LP	Limited Partnership
MSCI	Morgan Stanley Capital International
PCL	Public Company Limited
PIK	Payment-in-Kind
PJSC	Public Joint Stock Company
PR	Prerefunded
RB	Revenue Bonds
REIT	Real Estate Investment Trust
S/F	Single-Family
SAB	Special Assessment Bonds
SAN	State Aid Notes
SAP	Subject to Appropriations
SOFR	Secured Overnight Financing Rate

2026 BlackRock Semi-Annual Report to Shareholders

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Want to know more?
blackrock.com | 800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.
TAXBOND-06/26-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –

Statement Regarding Basis for Approval of Investment Advisory Contract – The registrant’s statement regarding the basis for approval of the investment advisory contract is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Corporate High Yield Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Corporate High Yield Fund, Inc.

Date: August 21, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Corporate High Yield Fund, Inc.

Date: August 21, 2026

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Corporate High Yield Fund, Inc.

Date: August 21, 2026